SIXTH AMENDMENT TO CREDIT AGREEMENT
AND SECOND AMENDMENT TO GUARANTY AND SECURITY AGREEMENT
This SIXTH AMENDMENT TO CREDIT AGREEMENT AND SECOND AMENDMENT TO GUARANTY AND SECURITY AGREEMENT (this "Agreement"), is entered into as of October 22, 2021 (the "Sixth Amendment Effective Date"), by and among LIBERTY OILFIELD SERVICES LLC, a Delaware limited liability company ("Borrower"), LIBERTY OILFIELD SERVICES INC., a Delaware corporation ("Ultimate Parent"), LIBERTY OILFIELD SERVICES NEW HOLDCO LLC, a Delaware limited liability company ("Liberty Holdings"), R/C IV NON-U.S. LOS CORP, a Delaware corporation ("R/C Holdings"), LOS SOLAR ACQUISITION LLC, a Delaware limited liability company ("LOS Solar"), FREEDOM PROPPANT LLC (f/k/a LOS MONAHANS LLC), a Delaware limited liability company ("Freedom Proppant"), LOS KERMIT LLC, a Delaware limited liability company ("LOS Kermit"), LOS CIBOLO RE INVESTMENTS, LLC, a Texas limited liability company ("LOS Cibolo"), LOS ODESSA RE INVESTMENTS, LLC, a Texas limited liability company ("LOS Odessa"), and ST9 GAS AND OIL LLC, a Texas limited liability company ("ST9"; ST9, together with Ultimate Parent, Liberty Holdings, Borrower, R/C Holdings, LOS Solar, Freedom Proppant, LOS Kermit, LOS Cibolo and LOS Odessa, collectively, the
"Amendment Parties" and each, individually, an "Amendment Party"), the undersigned Lenders (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated as of September 19, 2017 (as amended by that certain Amendment and Parent Joinder to Credit Agreement, dated as of January 17, 2018, by that certain Second Amendment and Parent Joinder to Credit Agreement, dated as of March 21, 2018, by that certain Third Amendment to Credit Agreement dated as of May 29, 2020, by that certain Fourth Amendment to Credit Agreement dated as of August 12, 2020, by that certain Consent and Fifth Amendment to Credit Agreement dated as of December 29, 2020, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the lenders identified on the signature pages thereto (each of such lenders, together with its successor and permitted assigns, a "Lender"), Agent, Wells Fargo, JPMorgan Chase Bank, N.A., a national banking association ("Chase"), and Citibank, N.A., a national banking association ("Citibank"), as joint lead arrangers, Wells Fargo, as book runner, Chase and Citibank, as syndication agents, the Amendment Parties and the other Loan Parties from time to time party thereto, the Lender Group has agreed to make or issue Loans, Letters of Credit and other certain financial accommodations thereunder;
WHEREAS, pursuant to that certain Guaranty and Security Agreement, dated as of September 19, 2017 (amended, restated, supplemented or otherwise modified from time to time, the "U.S. Guaranty and Security Agreement"), by and among each Amendment Party, as a grantor, and Agent, each Amendment Party (other than Borrower) guarantied the Guarantied

Obligations (as defined therein) and each Amendment Party granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing security interest in and to the Collateral in
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order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations (as defined therein);
WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement; and
WHEREAS, the Amendment Parties have requested that Agent and the Lenders agree to amend the Credit Agreement and the U.S. Guaranty and Security Agreement in certain respects, and Agent and the undersigned Lenders are willing to do so, subject to the terms and conditions specified herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follow:
1.Amendments to Credit Agreement. In reliance on the representations and warranties of the Amendment Parties set forth in Section 4 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
(a)The Credit Agreement is hereby amended (a) to delete red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the conformed copy of the Credit Agreement attached hereto as Exhibit A.
(b)Exhibit B-1 of the Credit Agreement is hereby amended and restated in its entirety by the identically captioned Exhibit B-1 attached hereto.
(c)Exhibit C-1 of the Credit Agreement is hereby amended and restated in its entirety by the identically captioned Exhibit C-1 attached hereto.
(d)The Credit Agreement is hereby amended by attaching a new Exhibit C-2 thereto in the form of the identically captioned Exhibit C-2 attached hereto.
(e)Schedule C-1 of the Credit Agreement is hereby amended and restated in its entirety by the identically captioned Schedule C-1 attached hereto.

(f)Schedule 4.1(b), Schedule 4.1(c), Schedule 4.1(d), Schedule 4.6(b), Schedule 4.10, Schedule 4.11, Schedule 4.25, and Schedule 4.27 to the Credit Agreement are each hereby amended and restated in their entirety by the identically captioned Schedules attached hereto.
2.Amendment to U.S. Guaranty and Security Agreement. In reliance on the representations and warranties of the Amendment Parties set forth in Section 4 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the U.S. Guaranty and Security Agreement is hereby amended as follows:
(a)Section 1(a)(vii) of the U.S. Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:
(vii) "Cash Dominion Event" means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) Excess Availability is less than the greater of (x) 10% of the Line Cap, and (y) $17,500,000 at any time.
(b)Section 1(a)(viii) of the U.S. Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:
(viii) "Cash Dominion Period" means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing, and (B) Excess Availability is greater than the greater of (x) 10% of the Line Cap, and (y) $17,500,000, for 60 consecutive days.
(c)Section 6 of the U.S. Guaranty and Security Agreement is hereby amended by replacing each reference to "the Closing Date" set forth in Section 6(d), Section 6(f), Section 6(g) and Section 6(l) with a reference to "the Sixth Amendment Effective Date" in lieu thereof.
(d)Section 7(l) of the U.S. Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:
(l) Name, Etc. No Grantor will change its name, chief executive office, organizational identification number, jurisdiction of organization or organizational identity; provided, that (i) any Grantor may change its name or chief executive office upon at least ten Business Days' prior written notice to Agent of such change and (ii) Liberty may change its jurisdiction of organization upon at least ten Business Days' prior written notice to Agent of such change.
(e)Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 11 and Schedule 12 to the U.S. Guaranty and Security Agreement are each hereby amended and restated in their entirety as set forth on the identically captioned schedules attached hereto.

3.Conditions to Effectiveness. This Agreement shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied (such date, the "Amendment Effective Date"):
(a)Agent shall have received a copy of this Agreement, duly authorized, executed and delivered by the Amendment Parties, Agent and each Lender;
(b)Agent shall have received an executed copy of that certain Fifth Amendment to Credit Agreement, Second Amendment to Guaranty and Security Agreement and Right of First Offer Letter dated as of the date hereof by and among the Loan Parties party thereto, the Term Loan Agent and the Term Loan Lenders, in form and substance satisfactory to Agent;
(c)Agent and the Lenders shall have received fully executed copies of each of the documents, instruments and agreements set forth on the closing checklist attached hereto as Exhibit B, each in form and substance reasonably satisfactory to Agent and the undersigned Lenders and such other agreements, instruments, approvals or other documents reasonably requested by Agent or the undersigned Lenders prior to the date hereof in order to effect the intent of this Agreement;
(d)the representations and warranties of the Amendment Parties and each of the other Loan Parties contained in this Agreement, the Credit Agreement, the Guaranty and Security Agreements and the other Loan Documents shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Amendment Effective Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(e)Borrower shall have paid all fees costs and expenses due and payable as of the Amendment Effective Date under the Credit Agreement and the other Loan Documents, including without limitation all attorney's fees and expenses incurred by Agent; and
(f)no Default or Event of Default shall have occurred and be continuing.
4.Representations and Warranties of the Amendment Parties. Each Amendment Party hereby represents and warrants as of the Amendment Effective Date to Agent for the benefit of the Lender Group and Bank Product Providers as follows:
(a)it (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and to carry out the transactions contemplated by this Agreement and each of the other Loan Documents to which it is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement and the Guaranty and Security Agreements);
(b)the execution, delivery, and the performance by it of this Agreement and each other Loan Document to which it is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement and the Guaranty and Security Agreements), (i) have been duly authorized by all necessary action on the part of such Amendment Party and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Amendment Party or its Subsidiaries, the Governing Documents of such Amendment Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on such Amendment Party or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of such Amendment Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Amendment Party or its Subsidiaries, other than Permitted Liens, (D) require any approval of such Amendment Party's interest holders or any approval or consent of any Person under any material agreement of such Amendment Party or its Subsidiaries, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect, or (E) require any registration with, consent, or approval of, or notice to or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect;
(c)this Agreement and each other Loan Document to which such Amendment Party is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement and the Guaranty and Security Agreements) is the legally valid and binding obligation of such Amendment Party, enforceable against such Amendment Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally;
(d)the representations and warranties contained in this Agreement, the Credit Agreement, the Guaranty and Security Agreements and the other Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Amendment Effective Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and
(e)no Default or Event of Default has occurred and is continuing.

5.Post-Close Covenants.
(a)Within sixty (60) days after the Sixth Amendment Effective Date, the Amendment Parties shall deliver to Agent clear litigation searches for each Canadian Guarantor in the Canadian Province of Alberta; and
(b)Within thirty (30) days after the Sixth Amendment Effective Date, the Amendment Parties shall deliver to Agent updated (i) certificates of insurance with respect to property, casualty and business interruption policies, showing Agent as certificate holder and lender loss payee, together with lender’s loss payable endorsements, and (ii) certificates of insurance with respect to liability and other third party policies, showing Agent as certificate holder and additional insured party, together with additional insured endorsements and notice of cancellation endorsements.
6.New Lenders. Each of Bank of America, N.A., a national banking association ("BofA") and BOKF, NA dba BOK Financial, a national banking association ("Bank of Oklahoma", and together with BofA, collectively, the "New Lenders" and each, a "New Lender'") hereby joins the Credit Agreement as a "Lender" and shall have the rights and obligations of a "Lender" under the Credit Agreement and each other Loan Document. Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the Sixth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and (b) agrees that (i) it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
7.Further Assurances. At any time upon the reasonable request of Agent or the Required Lenders, each Amendment Party shall promptly execute and deliver to Agent or the Lenders such Additional Documents as Agent or the Required Lenders shall reasonably request pursuant to the Credit Agreement, the Guaranty and Security Agreements and the other Loan Documents, in each case in form and substance reasonably satisfactory to Agent and the Required Lenders.
8.Choice of Law and Venue; Jury Trial Waiver; Judicial Reference. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF

LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
9.Binding Effect. This Agreement shall be binding upon the Amendment Parties and each other Loan Party and shall inure to the benefit of Agent and the Lenders, together with their respective successors and permitted assigns.
10.Effect on Loan Documents.
(a)The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and the Guaranty and Security Agreements and shall not be deemed to be a consent to the modification or amendment of any other term or condition of the Credit Agreement or the Guaranty and Security Agreements.
Except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement, the Guaranty and Security Agreements and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
(b)Each reference in the Credit Agreement, the U.S. Guaranty and Security Agreement or any other Loan Document to this "Agreement", "hereunder", "herein", "hereof", "thereunder", "therein", "thereof", or words of like import referring to the Credit Agreement, the Guaranty and Security Agreement or any other Loan Document shall mean and refer to such agreement as modified by this Agreement.
11.Reaffirmation. Each Amendment Party as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Amendment Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (b) to the extent such Amendment Party granted liens on or security interests in any of its property pursuant to any Loan Document, including, without limitation, the Guaranty and Security Agreements, as security for or otherwise guaranteed the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or Agent, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.
12.Release.
(a)In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Amendment Party, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges

Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Amendment Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with the Credit Agreement, the Guaranty and Security Agreements or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Agreement.
(b)Each Amendment Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Amendment Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
13.Fees and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Agent (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Agreement and the Credit Agreement and the Guaranty and Security Agreements.
14.Miscellaneous
(a)This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission (e.g., "PDF" or "tif" via email) shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to any document to be signed in connection with this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic
Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept Electronic Signatures in any form or format without its prior written consent.
(b)Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c)Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Amendment Party, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e)The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(f)This Agreement shall be subject to the rules of construction set forth in Section 1.4 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis.
[remainder of this page intentionally left blank].

IN WITNESS WHEREOF, the Amendment Parties, Agent and the undersigned Lenders party hereto have caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

AMENDMENT PARTIES:	LIBERTY OILFIELD SERVICES LLC, a Delaware limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
LIBERTY OILFIELD SERVICES INC., a Delaware corporation By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
LIBERTY OILFIELD SERVICES NEW HOLDCO LLC, a Delaware limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel

Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement

R/C IV NON-U.S. LOS CORP, a Delaware corporation By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
LOS SOLAR ACQUISITION LLC, a Delaware limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
FREEDOM PROPPANT LLC, a Delaware limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
LOS KERMIT LLC, a Delaware limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
LOS CIBOLO RE INVESTMENTS, LLC, a Texas limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement

LOS ODESSA RE INVESTMENTS, LLC, a Texas limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
ST9 GAS AND OIL LLC, a Texas limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement

    AGENT AND LENDERS:     WELLS FARGO BANK, NATIONAL
ASSOCIATION, a national banking association, as
Agent and as a Lender
By: /s/ Ryan C. Tozier
Name: Ryan C. Tozier
Title: Vice President
Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement

Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement
         JPMORGAN CHASE BANK, N.A., as a
Lender
By: /s/ Jason R. Williams
Name: Jason R. Williams
Title: Authorized Officer
Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement

Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement
BANK OF AMERICA, N.A., as a Lender
By: /s/ Jason Stowe
          Name: Jason Stowe
         Title: Assistant Vice President
Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement
Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement

          GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Jacob Elder
Name: Jacob Elder
Title: Authorized Signatory
Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement

BOKF, NA DBA BOK Financial, as a Lender
By: /s/ Mary Frances Bond
Name: Mary Frances Bond
Title: Vice President
Signature Page to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement

EXHIBIT A
Amended Credit Agreement [See attached]

EXHIBIT A to Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement
as Administrative Agent,
WELLS FARGO BANK, NATIONAL ASSOCIATION~~,~~ and JPMORGAN CHASE BANK, N.A. ~~and~~
~~CITIBANK, N.A.,~~ as Joint Lead Arrangers,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Book Runner,
JPMORGAN CHASE BANK, N.A. ~~and CITIBANK, N.A.~~
as Syndication ~~Agents~~Agent,
THE LENDERS THAT ARE PARTIES HERETO
as the Lenders,
LIBERTY OILFIELD SERVICES ~~HOLDINGS LLC~~INC.,
LIBERTY OILFIELD SERVICES NEW HOLDCO LLC and R/C IV NON-U.S. LOS CORP
as Parent~~,~~  and
LIBERTY OILFIELD SERVICES LLC ~~and~~
~~LOS ACQUISITION CO I LLC,~~
~~each~~ as a Borrower
Dated as of September 19, 2017

TABLE OF CONTENTS
PAGE
1.DEFINITIONS AND CONSTRUCTION...........................................................................1
1.1Definitions...............................................................................................................1
1.2Accounting Terms............................................................................................~~63~~73
1.3Code ..................................................................................................................~~64~~74
1.4Construction.....................................................................................................~~64~~74
1.5Time References...............................................................................................~~65~~75
1.6Schedules and Exhibits....................................................................................~~65~~75
1.7Pro Forma Calculation....................................................................................~~65~~75
1.8Divisions................................................................................................................75
2.LOANS AND TERMS OF PAYMENT........................................................................~~65~~76
2.1Revolving Loans...............................................................................................~~65~~76
2.2[Reserved].........................................................................................................~~66~~77
2.3Borrowing Procedures and Settlements. .......................................................~~66~~77
2.4Payments; Reductions of Commitments; Prepayments...............................~~74~~84
2.5Promise to Pay; Promissory Notes.................................................................~~79~~89
2.6Interest Rates and Letter of Credit Fee: Rates, Payments, and
Calculations......................................................................................................~~79~~89
2.7Crediting Payments .........................................................................................~~81~~91
2.8Designated Account .........................................................................................~~81~~91
2.9Maintenance of Loan Account; Statements of Obligations .........................~~81~~92
2.10Fees....................................................................................................................~~82~~92
2.11Letters of Credit...............................................................................................~~82~~93
2.12LIBOR Option. ..............................................................................................~~92~~102
2.13Capital Requirements....................................................................................~~95~~105
2.14Reserved..........................................................................................................~~97~~107
2.15Joint and Several Liability of Borrowers. ...................................................~~97~~107
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2.16Extensions of Revolver Commitments.......................................................~~101~~111
2.17Incremental Facilities........................................................................................113
3.CONDITIONS; TERM OF AGREEMENT..............................................................~~103~~115
3.1Conditions Precedent to the Initial Extension of Credit..........................~~103~~115
3.2Conditions Precedent to all Extensions of Credit.....................................~~103~~115
3.3Maturity........................................................................................................~~104~~116
3.4Effect of Maturity ........................................................................................~~104~~116
3.5Early Termination by Borrowers...............................................................~~104~~116
3.6Conditions Subsequent................................................................................~~104~~116
3.7MIRE Events......................................................................................................116
4.REPRESENTATIONS AND WARRANTIES. ........................................................~~104~~117
4.1Due Organization and Qualification; Subsidiaries...................................~~105~~117
4.2Due Authorization; No Conflict. ................................................................~~105~~118
4.3Governmental Consents..............................................................................~~106~~118
4.4Binding Obligations; Perfected Liens........................................................~~106~~118
4.5Title to Assets; No Encumbrances..............................................................~~106~~119
4.6Litigation. .....................................................................................................~~107~~119
4.7Compliance with Laws ................................................................................~~107~~119
4.8No Material Adverse Effect ........................................................................~~107~~119
4.9Solvency. .......................................................................................................~~107~~120
4.10Employee Benefits........................................................................................~~107~~120
4.11Environmental Condition ...........................................................................~~108~~121
4.12Complete Disclosure....................................................................................~~108~~121
4.13Patriot Act ....................................................................................................~~109~~122
4.14Indebtedness.................................................................................................~~109~~122
4.15Payment of Taxes.........................................................................................~~109~~122
4.16Margin Stock................................................................................................~~110~~122
4.17Governmental Regulation...........................................................................~~110~~123
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4.18OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering
Laws ..............................................................................................................~~110~~123
4.19Employee and Labor Matters.....................................................................~~110~~123
4.20Parent as a Holding Company....................................................................~~111~~124
4.21Leases............................................................................................................~~111~~124
4.22Eligible Accounts .........................................................................................~~111~~124
4.23Eligible Inventory ~~111~~; Eligible Chemicals Inventory; Eligible Spare
Parts Inventory ..................................................................................................124
4.24Location of Inventory..................................................................................~~111~~125
4.25Inventory Records .......................................................................................~~112~~125
4.26Hedge Agreements.......................................................................................~~112~~125
4.27Material Contracts.......................................................................................~~112~~125
4.28Term Loan Documents................................................................................~~112~~125
5.AFFIRMATIVE COVENANTS. ..............................................................................~~112~~125
5.1Financial Statements, Reports, Certificates..............................................~~112~~125
5.2Reporting......................................................................................................~~112~~126
5.3Existence.......................................................................................................~~112~~126
5.4Maintenance of Properties..........................................................................~~113~~126
5.5Taxes .............................................................................................................~~113~~126
5.6Insurance ......................................................................................................~~113~~126
5.7Inspection......................................................................................................~~114~~127
5.8Compliance with Laws ................................................................................~~114~~128
5.9Environmental..............................................................................................~~114~~128
5.10Disclosure Updates.......................................................................................~~115~~128
5.11Formation of Subsidiaries...........................................................................~~115~~128
5.12Further Assurances; Term Loan Credit Enhancements .........................~~115~~129
5.13Lender Meetings ..........................................................................................~~116~~130
5.14Compliance with ERISA and the IRC.......................................................~~117~~130
-iii-

5.15Location of Inventory; Chief Executive Office ~~117~~; Registered Office ........131
5.16OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering
Laws ..............................................................................................................~~117~~131
5.17Bank Products..............................................................................................~~118~~132
6.NEGATIVE COVENANTS......................................................................................~~118~~132
6.1Indebtedness.................................................................................................~~118~~132
6.2Liens..............................................................................................................~~118~~132
6.3Restrictions on Fundamental Changes......................................................~~118~~132
6.4Disposal of Assets.........................................................................................~~119~~133
6.5Nature of Business .......................................................................................~~119~~133
6.6Prepayments and Amendments..................................................................~~119~~133
6.7Restricted Payments....................................................................................~~119~~134
6.8Accounting Methods....................................................................................~~121~~135
6.9Investments...................................................................................................~~121~~135
6.10Transactions with Affiliates........................................................................~~121~~136
6.11Use of Proceeds ............................................................................................~~122~~136
6.12Limitation on Issuance of Equity Interests ...............................................~~122~~137
6.13Parent as Holding Company.......................................................................~~122~~137
6.14Employee Benefits........................................................................................~~123~~137
7.FINANCIAL COVENANTS.....................................................................................~~123~~138
8.EVENTS OF DEFAULT...........................................................................................~~123~~138
8.1Payments.......................................................................................................~~123~~138
8.2Covenants .....................................................................................................~~124~~138
8.3Judgments.....................................................................................................~~124~~139
8.4Voluntary Bankruptcy, etc .........................................................................~~124~~139
8.5Involuntary Bankruptcy, etc.......................................................................~~124~~139
8.6Default Under Other Agreements..............................................................~~125~~139
8.7Representations, etc.....................................................................................~~125~~140
8.8Guaranty.......................................................................................................~~125~~140
8.9Security Documents.....................................................................................~~125~~140
-iv-

8.10Loan Documents ..........................................................................................~~126~~140
8.11Change of Control........................................................................................~~126~~140
8.12ERISA ~~126~~ and Canadian Pension Plans ........................................................140
8.13~~Non-Joinder of New Parent~~ ..............................................................................~~126~~
9.RIGHTS AND REMEDIES. .....................................................................................~~126~~141
9.1Rights and Remedies ...................................................................................~~126~~141
9.2Remedies Cumulative..................................................................................~~127~~142
9.3Curative Equity............................................................................................~~127~~142
10.WAIVERS; INDEMNIFICATION...........................................................................~~129~~144
10.1Demand; Protest; etc...................................................................................~~129~~144
10.2The Lender Group's Liability for Collateral ............................................~~129~~144
10.3Indemnification............................................................................................~~129~~144
11.NOTICES. .................................................................................................................~~130~~145
12.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL
REFERENCE PROVISION......................................................................................~~132~~146
13.ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.................................~~135~~149
13.1Assignments and Participations. ................................................................~~135~~149
13.2Successors.....................................................................................................~~140~~154
14.AMENDMENTS; WAIVERS...................................................................................~~140~~154
14.1Amendments and Waivers..........................................................................~~140~~154
14.2Replacement of Certain Lenders................................................................~~142~~156
14.3No Waivers; Cumulative Remedies ...........................................................~~143~~157
15.AGENT; THE LENDER GROUP.............................................................................~~143~~157
15.1Appointment and Authorization of Agent.................................................~~143~~157
15.2Delegation of Duties.....................................................................................~~144~~158
15.3Liability of Agent.........................................................................................~~144~~158
15.4Reliance by Agent ........................................................................................~~144~~159
15.5Notice of Default or Event of Default.........................................................~~145~~159
15.6Credit Decision.............................................................................................~~145~~160
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15.7Costs and Expenses; Indemnification........................................................~~146~~160
15.8Agent in Individual Capacity......................................................................~~147~~161
15.9Successor Agent ...........................................................................................~~147~~161
15.10Lender in Individual Capacity ...................................................................~~148~~162
15.11Collateral Matters........................................................................................~~148~~162
15.12Restrictions on Actions by Lenders; Sharing of Payments......................~~150~~164
15.13Agency for Perfection..................................................................................~~150~~165
15.14Payments by Agent to the Lenders.............................................................~~151~~165
15.15Concerning the Collateral and Related Loan Documents .......................~~151~~165
15.16Field Examination Reports; Confidentiality; Disclaimers by Lenders;
Other Reports and Information .................................................................~~151~~165
15.17Several Obligations; No Liability...............................................................~~152~~166
15.18Joint Lead Arrangers, Book Runner, and Syndication Agents...............~~152~~167
16.WITHHOLDING TAXES.........................................................................................~~153~~167
16.1Payments.......................................................................................................~~153~~167
16.2Exemptions...................................................................................................~~153~~168
16.3Reductions. ...................................................................................................~~155~~170
16.4Refunds.........................................................................................................~~156~~170
17.GENERAL PROVISIONS........................................................................................~~156~~171
17.1Effectiveness.................................................................................................~~156~~171
17.2Section Headings..........................................................................................~~156~~171
17.3Interpretation...............................................................................................~~156~~171
17.4Severability of Provisions............................................................................~~157~~171
17.5Bank Product Providers..............................................................................~~157~~171
17.6Debtor-Creditor Relationship.....................................................................~~157~~172
17.7Counterparts; Electronic Execution ..........................................................~~158~~172
17.8Revival and Reinstatement of Obligations; Certain Waivers..................~~158~~172
17.9Confidentiality..............................................................................................~~159~~173
17.10Survival.........................................................................................................~~160~~175
-vi-

17.11Patriot Act; Due Diligence ..........................................................................~~161~~175
17.12Integration....................................................................................................~~161~~175
17.13Liberty Oilfield Services LLC as Agent for Borrowers ...........................~~161~~175
17.14Acknowledgement and Consent to Bail-In of ~~EEA~~Affected Financial
Institutions....................................................................................................~~162~~176
17.15Acknowledgement Regarding Any Supported QFCs...............................~~162~~177
17.16Erroneous Payments..........................................................................................177
17.17Judgment Currency...........................................................................................180
17.18No Recourse Against Canadian Guarantors Until Canadian A/R
Eligibility Trigger Event ...................................................................................180
17.19Interest Act (Canada)........................................................................................180
17.20Maximum Rate of Interest................................................................................180 EXHIBITS AND SCHEDULES
-vii-

Exhibit A-1	Form of Assignment and Acceptance
Exhibit B-1	Form of Borrowing Base Certificate
Exhibit B-2	Form of Bank Product Provider Agreement
Exhibit C-1 Exhibit C-2	Form of Compliance Certificate Deliverables for Canadian A/R Eligibility Trigger Event
Exhibit I-1	Form of Information Certificate
Exhibit J-1	Form of Joinder
Exhibit L-1	Form of LIBOR Notice
Schedule A-1	Agent's Account
Schedule A-2	Authorized Persons
Schedule C-1	Commitments
Schedule D-1	Designated Account
Schedule E-1	Existing Letters of Credit
Schedule P-1	Permitted Investments
Schedule P-2	Permitted Liens
Schedule 3.1	Conditions Precedent
Schedule 3.6	Conditions Subsequent
Schedule 4.1(b)	Capitalization of Borrowers
Schedule 4.1(c)	Capitalization of Borrowers' Subsidiaries
Schedule 4.1(d)	Subscriptions, Options, Warrants, Calls
Schedule 4.6(b)	Litigation
Schedule 4.10	Employee Benefits
Schedule 4.11	Environmental Matters
Schedule 4.14	Permitted Indebtedness
Schedule 4.25	Location of Inventory
Schedule 4.27	Material Contracts
Schedule 5.1	Financial Statements, Reports, Certificates
Schedule 5.2	Collateral Reporting
Schedule 6.5	Nature of Business
-viii-

CREDIT AGREEMENT
THIS CREDIT AGREEMENT, is entered into as of September 19, 2017 by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender", as that term is hereinafter further defined), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, and JPMORGAN CHASE BANK~~, N.A., a national banking association, and CITIBANK~~, N.A., a national banking association, as joint lead arrangers (in such capacity, together with their successors and assigns in such capacity, the "Joint Lead Arrangers"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as book runner (in such capacity, together with its successors and assigns in such capacity, the "Book Runner"), JPMORGAN CHASE BANK, N.A., a national banking association, ~~and CITIBANK, N.A., a national banking association,~~ as syndication ~~agents~~agent (in such capacity, together with their successors and assigns in such capacity, the "Syndication ~~Agents~~Agent"), LIBERTY OILFIELD SERVICES ~~HOLDINGS~~INC., a Delaware corporation ("Ultimate Parent"), LIBERTY OILFIELD SERVICES NEW HOLDCO LLC, a Delaware limited liability company ("~~Liberty Holdings~~New Holdco"), R/C IV NON-U.S. LOS CORP, a Delaware corporation ("R/C IV"), LIBERTY OILFIELD SERVICES LLC, a Delaware limited liability company ("Liberty"~~), LOS ACQUISITION CO I LLC, a Delaware limited liability company ("LOS"), and~~, and together with those additional Persons that are joined as a party hereto by executing the form of Joinder attached hereto as Exhibit J-1 (each, a "Borrower" and individually and collectively, jointly and severally, the "Borrowers").
The parties agree as follows:
1.DEFINITIONS AND CONSTRUCTION.
1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:
"ABL Priority Collateral" has the meaning specified therefor in the Intercreditor Agreement.
"Acceptable Appraisal" means, with respect to an appraisal of Inventory, the most recent appraisal of such property received by Agent (a) from an appraisal company satisfactory to Agent, (b) the scope and methodology (including, to the extent relevant, any sampling procedure employed by such appraisal company) of which are satisfactory to Agent, and (c) the results of which are satisfactory to Agent, in each case, in Agent's Permitted Discretion.
"Account" means an account (as that term is defined in the Code or, to the extent applicable, the PPSA).
"Account Debtor" means any Person who is obligated on an Account, chattel paper, or a general intangible.
"Account Party" has the meaning specified therefor in Section 2.11(h) of this Agreement.
"Accounting Changes" means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions).
"Acquired Indebtedness" means Indebtedness of a Person whose assets or Equity Interests are acquired by a Loan Party or any of its Subsidiaries in a Permitted Acquisition; provided, that such Indebtedness (a) is not secured by ABL Priority Collateral, (b) was in existence prior to the date of such Permitted Acquisition, and (c) was not incurred in connection with, or in contemplation of, such Permitted Acquisition.
"Acquisition" means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, amalgamation, consolidation, or otherwise) by a Person or its Subsidiaries of all or substantially all of the Equity Interests of any other Person.
"Additional Documents" has the meaning specified therefor in Section 5.12 of this Agreement.
"Administrative Borrower" has the meaning specified therefor in Section 17.13 of this Agreement.
"Administrative     Questionnaire"     has     the     meaning     specified     therefor     in Section 13.1(a) of this Agreement.
"Affected Financial Institution" means (a) any EEA Financial Institution or (b)
any UK Financial Institution.
"Affected Lender" has the meaning specified therefor in Section 2.13(b) of this Agreement.
"Affiliate" means, as applied to any Person, any other Person who Controls, is Controlled by, or is under common Control with, such Person; provided, that for purposes of the definition of Eligible Accounts and Section 6.10 of this Agreement: (a) any Person which owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall also be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall also be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall also be deemed an Affiliate of such Person.
"Agent" has the meaning specified therefor in the preamble to this Agreement.
"Agent Assignee" has the meaning specified therefor in Section 17.16(d) of this Agreement.
"Agent-Related Persons" means Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents.
"Agent's Account" means the Deposit Account of Agent identified on Schedule A-1 to this Agreement (or such other Deposit Account of Agent that has been designated as such, in writing, by Agent to Borrowers and the Lenders).
"Agent's Liens" means the Liens granted by each Loan Party or its Subsidiaries to Agent under the Loan Documents and securing the Obligations.
"Agreement" means this Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
"Agreement Currency" has the meaning specified therefor in Section 17.17 of this Agreement.
"Anti-Corruption Laws" means the FCPA, the U.K. Bribery Act of 2010, as amended, the Corruption of Foreign Public Officials Act (Canada) and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business.
"Anti-Money Laundering Laws" means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.
"Applicable Margin" means, as of any date of determination and with respect to Base Rate Loans or LIBOR Rate Loans, as applicable, the applicable margin set forth in the following table that corresponds to the Average Excess Availability of Borrowers for the most recently completed month~~; provided, that for the period from the Closing Date through and including September 30, 2018, the Applicable Margin shall be set at the margin in the row styled "Level III"~~:

Level	Average Excess Availability	Applicable Margin for Base Rate Loans (the "Base Rate Margin")	Applicable Margin for LIBOR Rate Loans (the "LIBOR Rate Margin")
I	> $~~160,000,000~~224,000,00 0	0.50 percentage points	1.50 percentage points
II	< $~~160,000,000~~224,000,00 0 and >	0.75 percentage points	1.75 percentage points
$~~80,000,000~~112,000,000
III	< $~~80,000,000~~112,000,000	1.00 percentage points	2.00 percentage points
The Applicable Margin shall be re-determined as of the first day of each month.
"Applicable Unused Line Fee Percentage" means, as of any date of determination, the applicable percentage set forth in the following table that corresponds to the Average Revolver Usage of Borrowers for the most recently completed month as determined by Agent in its Permitted Discretion~~; provided, that for the period from the Closing Date through and including March 31, 2018, the Applicable Unused Line Fee Percentage shall be set at the rate in the row styled "Level II"~~:

Level	Average Revolver Usage	Applicable Unused Line Fee Percentage
I	> 50% of the Maximum Revolver Amount	~~0.3750.25 percentage points~~
II	< 50% of the Maximum Revolver Amount	~~0.500.375 percentage points~~
The Applicable Unused Line Fee Percentage shall be re-determined on the first date of each month by Agent.
"Application Event" means the occurrence of (a) a failure by Borrowers to repay all of the Obligations in full on the Maturity Date, or (b) an Event of Default and the election by Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(iii) of this Agreement.
"Assignee" has the meaning specified therefor in Section 13.1(a) of this Agreement.
"Assignment and Acceptance" means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1 to this Agreement.
"Assignment of Business Interruption Insurance" means that certain Assignment of Business Interruption Insurance, dated as of the Closing Date, by and among the Loan Parties and the Agent.
"Authorized Person" means any one of the individuals identified as an officer of a Borrower on Schedule A-2 to this Agreement, or any other individual identified by Administrative Borrower as an authorized person and authenticated through Agent's electronic platform or portal in accordance with its procedures for such authentication.
"Availability" means, as of any date of determination, the amount that Borrowers are entitled to borrow as Revolving Loans under Section 2.1 of this Agreement (after giving effect to the then outstanding Revolver Usage).
"Available Revolver Increase Amount" means, as of any date of determination, an amount equal to the result of (a) $75,000,000, minus (b) the aggregate principal amount of Increases to the Revolver Commitments previously made pursuant to Section 2.17 of this Agreement.
"Average Excess Availability" means, with respect to any period, the sum of the aggregate amount of Excess Availability for each day in such period (as calculated by Agent as of the end of each respective day) divided by the number of days in such period.
"Average Revolver Usage" means, with respect to any period, the sum of the aggregate amount of Revolver Usage for each day in such period (calculated as of the end of each respective day) divided by the number of days in such period.
"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable ~~EEA~~ Resolution Authority in respect of any liability of an ~~EEA~~Affected Financial Institution.
"Bail-In Legislation" means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule~~.~~ and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
"Bank Product" means any one or more of the following financial products or accommodations extended to any Loan Party or its Subsidiaries by a Bank Product Provider: (a) credit cards (including commercial cards (including so-called "purchase cards", "procurement cards" or "p-cards")), (b) payment card processing services, (c) debit cards, (d) stored value cards, (e) Cash Management Services, or (f) transactions under Hedge Agreements.
"Bank Product Agreements" means those agreements entered into from time to time by any Loan Party or its Subsidiaries with a Bank Product Provider in connection with the obtaining of any of the Bank Products.
"Bank Product Collateralization" means providing cash collateral (pursuant to documentation reasonably satisfactory to Agent) to be held by Agent for the benefit of the Bank Product Providers (other than the Hedge Providers) in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure, operational risk or processing risk with respect to the then existing Bank Product Obligations (other than Hedge Obligations).
"Bank Product Obligations" means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by each Loan Party and its Subsidiaries to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (b) all Hedge Obligations, and (c) all amounts that Agent or any Lender is obligated to pay to a Bank Product Provider as a result of Agent or such Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to a Loan Party or its Subsidiaries.
"Bank Product Provider" means any Lender or any of its Affiliates, including each of the foregoing in its capacity, if applicable, as a Hedge Provider; provided, that no such Person (other than Wells Fargo or its Affiliates) shall constitute a Bank Product Provider with respect to a Bank Product unless and until Agent receives a Bank Product Provider Agreement from such Person (a) on or prior to the Closing Date (or such later date as Agent shall agree to in writing in its sole discretion) with respect to Bank Products provided on or prior to the Closing Date, or (b) on or prior to the date that is 10 days after the provision of such Bank Product to a Loan Party or its Subsidiaries (or such later date as Agent shall agree to in writing in its sole discretion) with respect to Bank Products provided after the Closing Date; provided further, that if, at any time, a Lender ceases to be a Lender under this Agreement (prior to the payment in full of the Obligations), then, from and after the date on which it so ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Bank Product Providers and the obligations with respect to Bank Products provided by such former Lender or any of its Affiliates shall no longer constitute Bank Product Obligations.
"Bank Product Provider Agreement" means an agreement in substantially the form attached hereto as Exhibit B-2 to this Agreement, in form and substance satisfactory to Agent, duly executed by the applicable Bank Product Provider, the applicable Loan Parties or Subsidiaries, and Agent.
"Bank Product Reserves" means, as of any date of determination, those reserves that Agent deems necessary or appropriate in its Permitted Discretion to establish (based upon the Bank Product Providers' determination of the liabilities and obligations of each Loan Party and its Subsidiaries in respect of Bank Product Obligations) in respect of Bank Products then provided or outstanding.
"Bankruptcy Code" means title 11 of the United States Code, as in effect from time to time.
"Base Rate" means the greatest of (a) the Federal Funds Rate plus ½%, (b) the LIBOR Rate (which rate shall be calculated based upon an Interest Period of one month and shall be determined on a daily basis), plus one percentage point, and (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate (and, if any such announced rate is below zero, then the rate determined pursuant to this clause (c) shall be deemed to be zero).
"Base Rate Loan" means each portion of the Revolving Loans that bears interest at a rate determined by reference to the Base Rate.
"Base Rate Margin" has the meaning set forth in the definition of Applicable Margin.
"Benchmark Replacement" means the ~~greater of (a) 1.00 percent per annum and (b) the~~ sum of: (i) the alternate benchmark rate (which may include Term SOFR) that has been selected by Agent and Administrative Borrower giving due consideration to (x) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBOR Rate for United States dollardenominated syndicated credit facilities and (ii) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined pursuant to this ~~clause (b)~~definition would be less than zero, the Benchmark Replacement shall be deemed to be zero for the purposes of this Agreement.
"Benchmark Replacement Adjustment" means, with respect to any replacement of the LIBOR Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment,
(which may be a positive or negative value or zero) that has been selected by Agent and Administrative Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement for United States dollar-denominated syndicated credit facilities at such time.
"Benchmark Replacement Conforming Changes" means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of "Base Rate", the definition of "Interest Period", timing and frequency of determining rates and making payments of interest and other administrative matters) that Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the administration of this Agreement).
"Benchmark Replacement Date" means the earlier to occur of the following events with respect to the LIBOR Rate:
(a)in the case of clause (a) or (b) of the definition of "Benchmark Transition Event," the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the LIBOR Rate permanently or indefinitely ceases to provide the LIBOR Rate; or
(b)in the case of clause (c) of the definition of "Benchmark Transition Event," the date of the public statement or publication of information referenced therein. "Benchmark Transition Event" means the occurrence of one or more of the following events with respect to the LIBOR Rate:
(a)a public statement or publication of information by or on behalf of the administrator of the LIBOR Rate announcing that such administrator has ceased or will cease to provide the LIBOR Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate;
(b)a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate, the Federal Reserve System of the United States (or any successor), an insolvency official with jurisdiction over the administrator for the LIBOR Rate, a resolution authority with jurisdiction over the administrator for the LIBOR Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBOR Rate, which states that the administrator of the LIBOR Rate has ceased or will cease to provide the LIBOR Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate; or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate announcing that the LIBOR Rate is no longer representative.
"Benchmark Transition Start Date" means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Agent or the Required Lenders, as applicable, by notice to Administrative Borrower, Agent (in the case of such notice by the Required Lenders) and the Lenders.
"Benchmark Unavailability Period" means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBOR Rate and solely to the extent that the LIBOR Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder in accordance with Section 2.12(d)(iii) and (y) ending at the time that a Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder pursuant to Section 2.12(d)(iii).
"Beneficial Ownership Certification" means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulations.
"Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230.
"BHC Act Affiliate" of a Person means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person.
"Board of Directors" means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).
"Board of Governors" means the Board of Governors of the Federal Reserve System of the United States (or any successor).
"Book Runner" has the meaning set forth in the preamble to this Agreement.
"Borrower" and "Borrowers" have the respective meanings specified therefor in the preamble to this Agreement.
"Borrower Materials" has the meaning specified therefor in Section 17.9(c) of this Agreement.
"Borrowing" means a borrowing consisting of Revolving Loans made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Extraordinary Advance.
"Borrowing Base" means, as of any date of determination, the result of:
(a)the sum of (i) 90% of the amount of Eligible US Investment Grade Accounts, plus (ii) 85% of the amount of Eligible US Billed Accounts that are not Eligible US Investment Grade Accounts, plus (~~ii~~iii) the lesser of (x) 25% of the amount of the Borrowing Base (as of such date of determination) and (y) 75% of Eligible US Unbilled Accounts~~;~~, less (~~iii~~iv) the amount, if any, of the Dilution Reserve, plus
(b)solely after a Canadian A/R Eligibility Trigger Event, the lesser of (i) 35%
of the amount of the Borrowing Base (as of such date of determination) and (ii) the sum of (1) 90% of the amount of Eligible Canadian Investment Grade Accounts, plus (2) 85% of the amount of Eligible Canadian Billed Accounts that are not Eligible Canadian Investment Grade Accounts, plus (3) the lesser of (x) 25% of the amount of the Borrowing Base (as of such date of determination) and (y) 75% of Eligible Canadian Unbilled Accounts, less (4) the amount, if any, of the Dilution Reserve, plus
    (~~b~~c)    following Agent's receipt of the initial Acceptable Appraisal, the lesser of
(i)15% of the amount of the Borrowing Base (as of such date of determination), and
(ii)the sum of: (A) the lesser of (1) the product of 70% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices) of Eligible Finished Goods Inventory at such time, and (2) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices) of Eligible Finished Goods Inventory (such determination may be made as to different categories of Eligible Finished Goods Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus (B) the lesser of (1) the product of 70% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices) of Eligible Raw Materials Inventory at such time, and (2) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices) of Eligible Raw Materials Inventory (such determination may be made as to different categories of Eligible Raw Materials Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, ~~minus~~plus
    (d)    following Agent's receipt of an Acceptable Appraisal, the lesser of
(i)15% of the amount of the Borrowing Base (as of such date of determination), and
(ii)the sum of:
(A)the lesser of: (1) $5,000,000 and (2) the lesser of (x) the product of 70% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices) of Eligible

Chemicals Inventory at such time, and (y) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices) of Eligible Chemicals Inventory (such determination may be made as to different categories of Eligible Chemicals Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus
(B)the lesser of: (1) $20,000,000 and (2) the lesser of (x) the product of 70% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices) of Eligible Spare Parts Inventory at such time, and (y) the product of 85% multiplied by the
Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices) of Eligible Spare Parts Inventory (such determination may be made as to different categories of Eligible Spare Parts Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, minus
(~~c~~e) the aggregate amount of Reserves, if any, established by Agent from time to time under Section 2.1(c) of this Agreement.
"Borrowing Base Certificate" means a certificate in the form of Exhibit B-1 to this Agreement.
"Business Day" means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of New York, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term "Business Day" also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.
"Canada Tax Act" means the Income Tax Act (Canada), as amended.
"Canadian A/R Eligibility Trigger Event" means that date in which all of the following have occurred (a) the Canadian Guarantee and Security Agreement and each other document set forth on Exhibit C-2 have been executed and delivered to Agent free from any escrow conditions and Agent has received such documents and (b) such documents are in form and substance reasonably satisfactory to Agent acting reasonably and such other conditions as may be reasonably requested by Agent have been satisfied.
"Canadian Defined Benefit Plan" means a Canadian Pension Plan that contains a "defined benefit provision" as defined in the Income Tax Act (Canada).
"Canadian Dollars" or "Cdn$" means the lawful currency of Canada, as in effect from time to time.

"Canadian Guarantee and Security Agreement" means a Canadian guarantee and security agreement, dated as of the Sixth Amendment Effective Date, in form and substance reasonably satisfactory to Agent, executed and delivered to Agent in escrow by the Canadian Guarantors described in clause (a) of the definition thereof and any additional Canadian Guarantors who execute a joinder thereto after the Sixth Amendment Effective Date, as amended, restated, supplemented or otherwise modified from time to time.
"Canadian Guarantors" means (a) collectively, LOS Canada Holdings Inc., a British Columbia corporation and LOS Canada Operations ULC, a British Columbia unlimited liability company and (b) each other Canadian Person that becomes a guarantor after the Sixth Amendment Effective Date pursuant to Section 5.11 of this Agreement.
"Canadian Multi-Employer Plan" means any "multi-employer pension plan" as defined in the Pension Benefits Standards Act (British Columbia), or any similar plan subject to any other applicable federal or provincial pension standards legislation in Canada, to which a Loan Party is required to contribute or participate.
"Canadian Pension Event" means the occurrence of any of the following: (a) any Loan Party initiates any action or filing to voluntarily terminate or wind up (in whole or in part) any Canadian Defined Benefit Plan, (b) the institution of proceedings by a Governmental Authority to terminate or wind-up (in whole or in part) any Canadian Defined Benefit Plan, (c) the termination or wind-up (in whole or in part) of any Canadian Defined Benefit Plan, or (d) the withdrawal of any Loan Party or any Subsidiary from any Canadian Multi-Employer Plan where any additional funding obligations from any Loan Party are triggered by such withdrawal.
"Canadian Pension Plan" means a pension plan that is a "registered pension plan" (as defined in the Canada Tax Act) or that is required to be registered under, or is subject to, the Pension Benefits Standard Act (British Columbia) or other Canadian federal or provincial law with respect to pension benefits standards and that is maintained or contributed to by a Loan Party or any of its Subsidiaries for its Canadian employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively.
"Canadian Priority Payables Reserves" means, as of any date of determination but only as and from such date that Eligible Canadian Accounts are eligible for inclusion in the Borrowing Base, those reserves that Agent deems necessary or appropriate in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain for (a) any amounts due and not paid for wages, vacation pay, amounts payable under the Wage Earner Protection Program Act (Canada) pursuant to the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada), (b) amounts due and not paid pursuant to any legislation on account of workers' compensation or to employment insurance, (c) all amounts currently or past due and not contributed, remitted or paid when due to any Canadian Pension Plans, the Canada Pension Plan or the Quebec Pension Plan as required under applicable law, and (d) other pension fund obligations, whether or not due, and contributions (including in respect of any unfunded liability, wind-up deficiency or solvency deficiency with respect to a Canadian Pension Plan) as determined under any applicable law.

"Capital Expenditures" means, with respect to any Person for any period, the amount of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, but excluding, without duplication (a) with respect to the purchase price of assets that are purchased substantially contemporaneously with the trade-in of existing assets during such period, the amount that the gross amount of such purchase price is reduced by the credit granted by the seller of such assets for the assets being traded in at such time, (b) expenditures made during such period to consummate one or more Permitted Acquisitions, (c) expenditures made during such period to the extent made with the identifiable proceeds of an equity investment in a Loan Party or any of its Subsidiaries by Parent which equity investment is made substantially contemporaneously with the making of the expenditure, and (d) expenditures during such period that, pursuant to a written agreement, are reimbursed by a third Person (excluding any Loan Party or any of its Affiliates).
"Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.
"Capitalized Lease Obligation" means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.
~~"Capital Lease" means a lease that is required to be capitalized for financial~~
~~reporting purposes in accordance with GAAP.~~
"Cash Equivalents" means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's, (d) certificates of deposit, time deposits, overnight bank deposits or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $1,000,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or of any recognized securities dealer having combined capital and surplus of not less than $1,000,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above.
"Cash Management Services" means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other customary cash management arrangements.
"CFC" means a controlled foreign corporation (as that term is defined in the IRC)
in which any Loan Party or any of its Subsidiaries is a "United States shareholder" within the meaning of Section 951(b) of the IRC.
"Change in Law" means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a "Change in Law," regardless of the date enacted, adopted or issued.
"Change of Control" means that:
(a)[reserved];
(b)[reserved];
(c)the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), including any group acting for the purpose of acquiring, holding or disposing of Securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act, but excluding any employee benefit plan or Person acting as the trustee, agent or other fiduciary or administrator therefor), other than the Permitted Holders or Schlumberger, of Equity Interests representing more than the greater of (x) 35% of the total voting power of all of the outstanding voting common stock of Parent and (y) the percentage of the total voting power of all of the outstanding voting common stock of Parent owned, directly or indirectly, beneficially by the Permitted Holders, unless, in the case of each of clauses (x) and (y) above, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors (or comparable governing body or managers) of Parent;
(d)the acquisition (whether in one transaction or in a series of transactions)
by Schlumberger of additional Equity Interests of Parent resulting in Schlumberger holding Equity Interests representing more than 45% of the total voting power of all of the outstanding voting common stock of Parent, unless, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors (or comparable governing body or managers) of Parent;
(e)Parent fails to own and control, directly or indirectly, 100% of the Equity Interests of any Borrower; or
(f)except as a result of a transaction expressly permitted by this Agreement, Borrowers fail to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party (other than the Parent or a Borrower).
"Chemicals Inventory" means Inventory that consists of chemicals held for sale, use or consumption in the ordinary course of the Borrower's business and satisfactory to Agent in Agent's Permitted Discretion.
"Chemicals Inventory Reserves" means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including Landlord Reserves) with respect to the Eligible Chemicals Inventory or the Maximum Facility Amount.
"Class," when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are the Loans pursuant to the initial credit extensions, or Loans pursuant to Extended Revolver Commitments, (b) any Commitment, refers to whether such Commitment is a Commitment in respect of Loans pursuant to the initial credit extensions or a Commitment in respect of a Class of Loans to be made pursuant to an Extension Amendment and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Loans pursuant to Extended Revolver Commitments that have different terms and conditions shall be construed to be in different Classes.
"Closing Date" means the date of the making of the initial Revolving Loan (or other extension of credit) under this Agreement.
"Code" means the New York Uniform Commercial Code, as in effect from time to time.
"Collateral" means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by any Loan Party or its Subsidiaries in or upon which a Lien is granted by such Person in favor of Agent or the Lenders under any of the Loan Documents.

"Collateral Access Agreement" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in any Loan Party's or its Subsidiaries' books and records, or Inventory, in each case, in form and substance reasonably satisfactory to Agent.
"Collections" means, all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds and tax refunds).
"Commitment" means, with respect to each Lender, its Revolver Commitment and, with respect to all Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 to this Agreement or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of this Agreement.
"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
"Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 to this Agreement delivered by the chief financial officer or treasurer of Administrative Borrower to Agent.
"Confidential Information" has the meaning specified therefor in Section 17.9(a)
of this Agreement.
"Consolidated" means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries; provided, that when the term "Consolidated" is used herein in reference to the Borrowers and their Subsidiaries, the term
"Consolidated" shall mean Liberty and its Subsidiaries on a consolidated basis and LOS and its Subsidiaries on a consolidated basis, with such consolidated numbers then determined on a combined basis, all in accordance with GAAP.
"Consolidated Interest Charges" means, for any period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements or agreements governing hedging obligations, but excluding any non-cash or deferred interest plus (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by Borrowers and their Subsidiaries, all as determined on a Consolidated basis in accordance with GAAP.
"Consolidated Net Income" means, for any period, the aggregate of the net income (or loss) of Borrowers and their Subsidiaries for such period, determined on a Consolidated basis in accordance with GAAP; provided, however, that:
(a)the Consolidated Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period;
(b)any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Administrative Borrower) shall be excluded;
(c)any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness shall be excluded;
(d)the Consolidated Net Income for such period of any Person that is not a Subsidiary of such Person or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent Person or a Subsidiary thereof in respect of such period;
(e)(1) the non-cash portion of "straight-line" rent expense shall be excluded and (2) the cash portion of "straight-line" rent expense which exceeds the amount expensed in respect of such rent expense shall be included;
(f)unrealized gains and losses relating to hedging transactions and mark-to-
market of Indebtedness denominated in foreign currencies resulting from the application of ASC 830 shall be excluded;
(g)the income (or loss) of any non-consolidated entity during such period in which any other Person has a joint interest shall be excluded, except to the extent of the amount of cash dividends or other distributions actually paid in cash to any of the Borrowers or their Subsidiaries during such period; and

(h)the income (or loss) of a Subsidiary (or any asset given pro forma treatment) during such period and accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with any of the Borrowers or their Subsidiaries or that Person's assets are acquired by any of the Borrowers or their Subsidiaries shall be excluded.
"Consolidated Non-cash Charges" means, with respect to the Borrowers and their Subsidiaries for any period, the aggregate depreciation, amortization, impairment, compensation, rent and other non-cash expenses of such Person and its Subsidiaries reducing Consolidated Net Income of such Person for such period on a Consolidated basis and otherwise determined in accordance with GAAP (including non-cash charges resulting from purchase accounting in connection with any Acquisition or disposition that is consummated after the Closing Date), but excluding (a) any such charge which consists of or requires an accrual of, or cash reserve for, anticipated cash charges for any future period and (b) the non-cash impact of recording the change in fair value of any embedded derivatives under ASC 815 and related interpretations as a result of the terms of any agreement or instrument to which such Consolidated Non-cash Charges relate.
"Consolidated Taxes" means, with respect to the Borrowers and their Subsidiaries on a Consolidated basis for any period, provision for taxes based on income, profits or capital, including, without limitation, state franchise and similar taxes.
"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise, and the terms "Controlled by" or "under common Control with" shall have correlative meanings.
"Control Agreement" means a control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered among a Loan Party or one of its Subsidiaries, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).
"Covenant Testing Period" means a period (a) commencing on the last day of the
~~calendar month~~fiscal quarter of Parent most recently ended prior to a Covenant Trigger Event for which Borrowers are required to deliver to Agent quarterly or annual financial statements pursuant to Schedule 5.1 to this Agreement, and (b) continuing through and including the first day after such Covenant Trigger Event that Excess Availability has equaled or exceeded the greater of (i) 10% of the Line Cap, and (ii) $~~12,500,000~~35,000,000 for, in each case, ~~60~~45 consecutive days.
"Covenant Trigger Event" means if at any time Excess Availability (plus, solely to the extent Revolver Usage is equal to zero, Qualified Cash) is less than the greater of (i) 10% of the Line Cap, and (ii) $~~12,500,000~~35,000,000.
"Covered Entity" means any of the following:

(a)a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(b)a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(c)a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
"Covered Party" has the meaning specified therefor in Section 17.15 of this Agreement.
"Curative Equity" means the net amount of common equity contributions made by existing shareholders to Parent in immediately available funds which Parent contributes as additional common equity (or other Qualified Equity Interests) contributions to any Borrower in immediately available funds and which is designated "Curative Equity" by Borrowers under Section 9.3 of this Agreement at the time it is contributed. For the avoidance of doubt, the forgiveness of antecedent debt (whether Indebtedness, trade payables, or otherwise) shall not constitute Curative Equity.
"Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.
"Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
"Defaulting Lender" means any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Agent and Administrative Borrower in writing that such failure is the result of such Lender's determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Agent, Issuing Bank, or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified any Borrower, Agent or Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender's obligation to fund a Loan hereunder and states that such position is based on such Lender's determination that a condition precedent to funding (which condition precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Agent or Administrative Borrower, to confirm in writing to Agent and Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Agent and Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of any Insolvency Proceeding, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Administrative Borrower, Issuing Bank, and each Lender.
"Defaulting Lender Rate" means (a) for the first three days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Revolving Loans that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).
"Deposit Account" means any deposit account (as that term is defined in the Code).
"Designated Account" means the Deposit Account of Administrative Borrower identified on Schedule D-1 to this Agreement (or such other Deposit Account of Administrative Borrower located at Designated Account Bank that has been designated as such, in writing, by Borrowers to Agent).
"Designated Account Bank" has the meaning specified therefor in Schedule D-1 to this Agreement (or such other bank that is located within the United States that has been designated as such, in writing, by Borrowers to Agent).
"Dilution" means, as of any date of determination, a percentage, based upon the experience of the immediately prior 12 months, that is the result of dividing the Dollar or Canadian Dollar amount, as applicable, of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers' Accounts during such period, by (b) Borrowers' billings with respect to Accounts during such period.
"Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by ~~the extent to~~one (1) percentage point for each percentage point by which Dilution is in excess of 5%.
"Disqualified Equity Interests" means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) matures or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for the scheduled payments of dividends in cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 180 days after the Maturity Date. "Disqualified Institution" means, on any date, (a) any Person designated by Administrative Borrower as a "Disqualified Institution" (including direct competitors of the
Borrowers identified by name) by written notice delivered to Agent prior to the date hereof, and
(b)those Persons who are direct competitors of the Borrowers identified in writing by Administrative Borrower to Agent from time to time, subject to the written consent of Agent, including, in each case, any affiliate thereof identifiable on the basis of its name (or as identified in a written notice delivered to Agent by Administrative Borrower from time to time) ; provided, that "Disqualified Institutions" shall exclude any Person that Administrative Borrower has designated as no longer being a "Disqualified Institution" by written notice delivered to Agent from time to time; provided further, that in connection with any assignment or participation, the Assignee or Participant with respect to such proposed assignment or participation that is an investment bank, a commercial bank, a finance company, a fund, or other Person which merely has an economic interest in any such direct competitor, and is not itself such a direct competitor of Borrowers or their Subsidiaries, shall not be deemed to be a Disqualified Institution for the purposes of this definition.
"Documentation Agent" has the meaning set forth in the preamble to this Agreement.
"Dollars" or "$" means United States dollars.
"Domestic Subsidiary" means any Subsidiary of any Loan Party that is not a Foreign Subsidiary.
"Drawing Document" means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit, including by electronic transmission such as SWIFT, electronic mail, facsimile or computer generated communication.
"Early Opt-in Election" means the occurrence of:
(a)(i) a determination by Agent or (ii) a notification by the Required Lenders to Agent (with a copy to Administrative Borrower) that the Required Lenders have determined that United States dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.12(d)(iii) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBOR Rate, and

(b)(i) the election by Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by Agent of written notice of such election to Administrative Borrower and the Lenders or by the Required Lenders of written notice of such election to Agent.
"Earn-Outs" means unsecured liabilities of a Loan Party arising under an agreement to make any deferred payment as a part of the Purchase Price for a Permitted Acquisition, including performance bonuses or consulting payments in any related services, employment or similar agreement, in an amount that is subject to or contingent upon the revenues, income, cash flow or profits (or the like) of the target of such Permitted Acquisition. "EBITDA" means, with respect to any fiscal period and with respect to the Borrowers and their Subsidiaries determined on a Consolidated basis in accordance with GAAP:
(a)Consolidated Net Income, plus
(b)without duplication and (other than with respect to clauses (ix) and (xii)
below) to the extent deducted in determining such net income (or loss) for such period, each of the following items:
(i)Consolidated Taxes,
(ii)Consolidated Interest Charges,
(iii)Consolidated Non-cash Charges,
(iv)the amount of management, monitoring, consulting and advisory fees and related expenses paid to the Sponsor (or any accruals relating to such fees and related expenses) during such period to the extent otherwise permitted under Section 6.10(f),
(v)the amount of costs, expenses and fees paid during such period in connection with the transactions contemplated hereby to occur on the Closing Date and post-closing matters related thereto,
(vi)any premiums, expenses or charges (other than Consolidated Non-
cash Charges) related to any issuance or sale of Equity Interests (including a Qualifying IPO), Investment, Acquisition, disposition, recapitalization or the incurrence or permanent repayment or amendment of Indebtedness permitted to be incurred hereunder (including a refinancing thereof) (whether or not successful or meeting the dollar amount thresholds specified herein), including (i) such fees, expenses or charges related to the issuance of Indebtedness, and (ii) any amendment or other modification of this Agreement or other Indebtedness,
(vii)any costs or expense incurred pursuant to any management equity plan or stock option plan or other management or employee benefit plan or agreement or any stock subscription or shareholder agreement,
(viii)the amount of any minority interest expense consisting of income of a Subsidiary attributable to minority equity interests of third parties in any non-wholly owned Subsidiary deducted in such period in calculating Consolidated Net Income, net of any cash distributions made to such third parties in such period,
(ix)the amount of "run-rate" cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies projected by the Administrative Borrower in good faith to be realized, as a result of actions taken or expected to be taken, within 12 months of the end of such period (calculated on a pro forma basis as though such cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) such cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies are reasonably identifiable and factually supportable, (B) no cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies may be added pursuant to this clause (ix) to the extent duplicative of any expenses or charges relating thereto that are either excluded in computing Consolidated Net Income or included (i.e., added back) in computing EBITDA for such period, (C) such adjustments may be incremental to (but not duplicative of) pro forma adjustments made pursuant to Section 1.7 and (D) the aggregate amount added pursuant to this clause (ix), together with any amounts added pursuant to clause (x) below, shall not exceed (1) 12.5% of EBITDA for such fiscal period (prior to giving effect to the addbacks pursuant to this clause (ix) and clause (x) below), plus (2) the amount of any cost savings, operating expense reductions, restructuring charges and expenses and cost-savings synergies that would be permitted to be included in financial statements prepared in accordance with Regulation S-X under the Securities Act during such fiscal period,
(x)acquisition, integration and divestiture costs, and costs or expenses incurred by the Borrowers or any of their Subsidiaries, in connection with the acquisition, deployment, and opening of any new hydraulic fracturing spread and related equipment or similar charges; provided that amounts added pursuant to this clause (x), together with any amounts added pursuant to clause (ix) above, shall not exceed 12.5% of EBITDA for such fiscal period (prior to giving effect to the addbacks pursuant to this clause (x) and clause (ix) above);
(xi)any net after-tax extraordinary, nonrecurring or unusual losses;
provided that, solely with respect to cash losses added back pursuant to this clause (xi), Borrowers shall deliver to Agent supporting documentation reasonably satisfactory to Agent in respect of such cash losses;
(xii)proceeds of business interruption insurance received in cash during such period, to the extent not already included in Consolidated Net Income, and
(xiii)charges, losses or expenses to the extent indemnified, insured or reimbursed by a third party not an affiliate of a Loan Party to the extent such indemnification, insurance or reimbursement is actually received in cash for such period, minus
(c)without duplication, (i) any net after-tax extraordinary, nonrecurring or unusual gains and any non-cash income or gain increasing Consolidated Net Income for such period, excluding any such items to the extent they represent (1) the reversal in such period of an accrual of, or reserve for, potential cash expense in a prior period, (2) any non-cash gains with respect to cash actually received in a prior period to the extent such cash did not increase Consolidated Net Income in a prior period or (3) items representing ordinary course accruals of cash to be received in future periods; plus (ii) any net gain from discontinued operations or net gains from the disposal of discontinued operations to the extent increasing Consolidated Net Income.
provided, that, notwithstanding anything to the contrary contained herein, (i) for the period commencing on July 1, 2017 and ending on the Closing Date, EBITDA shall be EBITDA for Borrowers and their Subsidiaries for such period, as adjusted in a manner consistent with the adjustments to EBITDA reflected in EBITDA for the fiscal months ending December 31, 2016 through June 30, 2017 set forth below, and (ii) for each of the fiscal months set forth below, EBITDA shall be deemed to be the amount set forth below opposite such month (subject to the cap described in clauses (b)(ix) and (b)(x) above for any particular period:

	EBITDA Other than Adjustments Pursuant to EBITDA clauses (b)(ix) and (b)(x)	Adjustments Pursuant to EBITDA clauses (b)(ix) and (b)(x)	EBITDA
Fiscal Month ending October 31, 2016	($5,182,715)	$1,123,991	($4,058,724)
Fiscal Month ending November 30, 2016	$6,649,902	$1,388,500	$8,038,402
Fiscal Month ending December 31, 2016	$3,874,648	$1,480,500	$5,355,148
Fiscal Month ending January 31, 2017	$7,960,833	$1,370,945	$9,331,778
Fiscal Month ending February 28, 2017	$9,118,717	$1,988,747	$11,107,464
Fiscal Month ending March 31, 2017	$7,995,102	$2,605,412	$10,600,515
Fiscal Month ending April 30, 2017	$18,728,722	$2,466,959	$21,195,681
Fiscal Month ending May 31, 2017	$14,326,991	$2,543,790	$16,870,781
Fiscal Month ending June 30, 2017	$26,781,805	$455,596	$27,237,400
For the purposes of calculating EBITDA for any period of twelve consecutive months (each, a "Reference Period"), if at any time during such Reference Period (and on or after the Closing Date), any Loan Party or any of its Subsidiaries shall have made a Permitted Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if any such Permitted Acquisition (and any increase or decrease in the component financial definitions used in the calculation of EBITDA attributable to any Permitted Acquisition) occurred on the first day of such Reference Period.
"EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
"EEA Resolution Authority" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
"Eligible Accounts" means, collectively, Eligible Canadian Accounts and Eligible US Accounts.
"Eligible Billed Accounts" means, collectively, Eligible Canadian Billed Accounts and Eligible US Billed Accounts.
"Eligible Canadian Accounts" means Eligible Canadian Investment Grade Accounts, Eligible Canadian Billed Accounts and Eligible Canadian Unbilled Accounts.
"Eligible Canadian Billed Accounts" means those Accounts created by a ~~Borrower~~Canadian Guarantor in the ordinary course of its business, that arise out of such ~~Borrower's~~Canadian Guarantor's sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Canadian Billed Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent's Permitted Discretion to address the results of any information with respect to the ~~Borrowers~~Loan Parties' business or assets of which Agent becomes aware after the Closing Date, including any field examination performed by (or on behalf of) Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Canadian Billed Accounts shall be calculated net of customer deposits, unapplied cash, taxes, finance charges, service charges, discounts, credits, allowances, and rebates. Eligible Canadian Billed Accounts shall not include the following:
    ~~(a)    (i) Accounts that the Account Debtor has failed to pay within 90 days of~~
~~original invoice date or 60 days of due date or (ii) solely during the Increase Period, Accounts that the Account Debtor has failed to pay within 120 days of original invoice date or 90 days of due date, provided, that, notwithstanding the foregoing, the aggregate value of Accounts that may be considered Eligible Accounts that are either (1) more than 90 days but less than 120 days past original invoice date or (2) more than 60 days but less than 90 days past due date, shall not exceed $37,500,000 at any time.~~
(a)Accounts that the Account Debtor has failed to pay within 90 days of original invoice date or 60 days of due date,
(b)Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,
(c)Accounts with respect to which the Account Debtor is an Affiliate (other than~~, (i)~~ in the case of Account Debtors who are ~~Affiliates solely by virtue of the application of clause (a) of the definition thereof (and are not Affiliates by virtue of any other provision of the definition thereof)~~Specified Account Debtors who owe such Accounts pursuant to sales made between such Account Debtors and a ~~Borrower~~Canadian Guarantor on an arms-length basis, for fair market value and in the ordinary course of business ~~("Specified Account Debtors"), and (ii) in the case of Liberty Resources II, LLC, so long as it is an Affiliate by virtue of being controlled by the Sponsor, who owes such Accounts pursuant to sales made between Liberty Resources II, LLC and a Borrower on an arms-length basis, for fair market value and in the ordinary course of business; provided however that in the case of this clause (ii), in no event shall more than 10% (such percentage being subject to reduction by Agent in its sole discretion) of the aggregate amount of all Eligible Accounts at any time be owed by Liberty Resources II, LLC pursuant to the provisions of this parenthetical) of any Borrower~~) of any Loan Party or an employee or agent of any ~~Borrower~~Loan Party or an Affiliate of any ~~Borrower~~Loan Party,
(d)Accounts (i) arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional, or (ii) with respect to which the payment terms are "C.O.D.", cash on delivery or other similar terms,
(e)Accounts that are not payable in Dollars or Canadian Dollars,
(f)Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or Canada, or (ii) is not organized under the laws of the United States or any state thereof or Canada or any ~~state or~~ province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (A) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and, if requested by Agent, is directly drawable by Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent,
(g)Accounts with respect to which the Account Debtor is either (i) the United States or Canada (including the province of Alberta), or any department, agency~~,~~ or instrumentality of the United States or Canada (including the province of Alberta)(exclusive, however, of Accounts with respect to which ~~Borrowers~~the Borrowing Base Loan Parties have complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727 et seq., the Financial Administration Act (Canada), the Financial Administration Act (Alberta) or any other similar law), or (ii) any state of the United States, province of Canada or any other Governmental Authority,
(h)Accounts with respect to which the Account Debtor is a creditor of a ~~Borrower~~Loan Party, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or dispute,
(i)Accounts from any individual Account Debtor to the extent that the aggregate amount of Eligible Accounts owed by the relevant Account Debtor exceeds (x) with respect to Account Debtors (other than Specified Account Debtors) that are rated (or whose parent is rated) Baa3 or higher from Moody's or BBB- or higher from S&P, 35%~~,~~ or (y~~) with respect to Extraction Oil & Gas Holdings, LLC, 35%, or (z~~) with respect to any other Account Debtor (including each Specified Account Debtor), 20% of, in the case of each of the foregoing clauses (x)~~,~~ and (y) ~~and (z)~~, all Eligible Accounts, to the extent of the Accounts owing by such Account Debtor in excess of such percentage; provided, that in each case, the amount of Eligible
Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,
(j)Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any ~~Borrower~~Loan Party has received notice of an imminent Insolvency Proceeding of such Account Debtor,
(k)Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor's financial condition,
(l)Accounts that are not subject to a valid and perfected first priority Agent's Lien and with respect to which a Control Agreement is not in place,
(m)Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor,
(n)Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity,
(o)Accounts (i) that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable ~~Borrower~~Loan Party of the subject contract for goods or services, or (ii) that represent credit card sales, or
(p)Accounts owned by a target acquired in connection with a Permitted Acquisition or Permitted Investment, or Accounts owned by a Person that is joined to this Agreement as a ~~Borrower~~Canadian Guarantor pursuant to the provisions of this Agreement, until the completion of a field examination with respect to such Accounts, in each case, satisfactory to Agent in its Permitted Discretion.
"Eligible Canadian Investment Grade Accounts" means Eligible Canadian Billed Accounts if the Account Debtor in respect of such Eligible Canadian Account has a corporate credit rating of BBB- or higher by S&P or Baa3 or higher by Moody's.
"Eligible Canadian Unbilled Accounts" means Accounts of a Canadian Guarantor arising from the shipment of goods or provision of services to the applicable Account Debtor that qualify as Eligible Canadian Billed Accounts except that such Accounts have not yet been billed to the applicable Account Debtor, so long as such Accounts relate to a shipment of goods or provision of services that has been completed in full and billed on or prior to the earlier of (i) the date of the delivery to Agent of the first Borrowing Base Certificate reflecting such Accounts as Eligible Canadian Unbilled Accounts and (ii) 10 days after the last day of the month or, in the case of an Increased Reporting Period, 3 Business Days after the last day of the week, to be reported on such Borrowing Base Certificate; provided that an Account shall cease to be an Eligible Canadian Unbilled Account upon the date such Account is billed to the applicable
Account Debtor. In determining the amount to be included, Eligible Canadian Unbilled Accounts shall be calculated as of the last day of the month or week, as applicable, reported on such Borrowing Base Certificate, and net of customer deposits and unapplied cash.
"Eligible Chemicals Inventory" means Chemicals Inventory of a Borrower, that complies with each of the representations and warranties respecting Eligible Chemicals Inventory made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent's Permitted Discretion to address the results of any information with respect to the Borrowers' business or assets of which Agent becomes aware after the Sixth Amendment Effective Date, including any field examination or appraisal performed or received by Agent from time to time after the Sixth Amendment Effective Date. In determining the amount to be so included, Chemicals Inventory shall be valued at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices. An item of Chemicals Inventory shall not be included in Eligible Chemicals Inventory if:
(a)a Borrower does not have good, valid, and marketable title thereto,
(b)a Borrower does not have actual and exclusive possession thereof (either directly or through a bailee or agent of a Borrower),
(c)it is not located at one of the locations in the continental United States set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time by prior written notice to Agent) (or in-transit from one such location to another such location) or is located at a customer location,
(d)it is stored at locations holding less than $150,000 of the aggregate value of such Borrower's Inventory,
(e)it is in-transit to or from a location of a Borrower (other than in-transit from one location set forth on Schedule 4.25 to this Agreement to another location set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time by prior written notice to Agent)),
(f)it is located on real property leased by a Borrower or in a contract warehouse or with a bailee, in each case, unless either (i) it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be, and it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises, or (ii) Agent has been given the opportunity to establish a Landlord Reserve with respect to such location,
(g)it is the subject of a bill of lading or other document of title,
(h)it is not subject to a valid and perfected first priority Agent's Lien,
(i)it consists of goods returned or rejected by a Borrower's customers,
(j)it consists of goods that are subject to a lease (or are accessions to or incorporated in goods that are subject to a lease), obsolete, slow moving, spoiled or are otherwise past the stated expiration, "sell-by" or "use by" date applicable thereto, restrictive or custom items or otherwise is manufactured in accordance with customer-specific requirements, work-inprocess or goods that constitute spare parts, packaging and shipping materials, bill and hold goods, defective goods, "seconds," or Chemicals Inventory acquired on consignment,
(k)it is subject to third party intellectual property, licensing or other proprietary rights, unless Agent is satisfied that such Chemicals Inventory can be freely sold by Agent on and after the occurrence of an Event of Default despite such third party rights, or
(l)it was acquired in connection with a Permitted Acquisition or Permitted Investment, or such Chemicals Inventory is owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of an Acceptable Appraisal of such Inventory and the completion of a field examination with respect to such Inventory that is satisfactory to Agent in its Permitted Discretion.
"Eligible Finished Goods Inventory" shall mean Inventory that qualifies as Eligible Inventory and consists of first quality finished goods held for sale in the ordinary course of Borrowers' business.
"Eligible Inventory" means Inventory of a Borrower (other than Chemicals Inventory and Spare Parts Inventory), that complies with each of the representations and warranties respecting Eligible Inventory made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent's Permitted Discretion to address the results of any information with respect to the Borrowers' business or assets of which Agent becomes aware after the Closing Date, including any field examination or appraisal performed or received by Agent from time to time after the Closing Date. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices. An item of Inventory shall not be included in Eligible Inventory if:
(a)a Borrower does not have good, valid, and marketable title thereto,
(b)a Borrower does not have actual and exclusive possession thereof (either directly or through a bailee or agent of a Borrower),
(c)it is not located at one of the locations in the continental United States set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time by prior written notice to Agent) (or in-transit from one such location to another such location) ~~and~~or is ~~not~~ located at a customer location,
(d)it is stored at locations holding less than $150,000 of the aggregate value of such Borrower's Inventory,
(e)it is in-transit to or from a location of a Borrower (other than in-transit from one location set forth on Schedule 4.25 to this Agreement to another location set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time by prior written notice to Agent)),
(f)it is located on real property leased by a Borrower or in a contract warehouse or with a bailee, in each case, unless either (i) it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be, and it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises, or (ii) Agent has been given the opportunity to establish a Landlord Reserve with respect to such location,
(g)it is the subject of a bill of lading or other document of title,
(h)it is not subject to a valid and perfected first priority Agent's Lien,

(i)it consists of goods returned or rejected by a Borrower's customers,
(j)(1) it consists of goods that are subject to a lease (or are accessions to goods that are subject to a lease), obsolete, slow moving, spoiled or are otherwise past the stated expiration, "sell-by" or "use by" date applicable thereto, restrictive or custom items or otherwise is manufactured in accordance with customer-specific requirements, work-in-process or goods that constitute spare parts, packaging and shipping materials, supplies used or consumed in Borrowers' business, bill and hold goods, defective goods, "seconds," or Inventory acquired on consignment or (2) it consists of Chemicals Inventory or Spare Parts Inventory,
(k)it is subject to third party intellectual property, licensing or other proprietary rights, unless Agent is satisfied that such Inventory can be freely sold by Agent on and after the occurrence of an Event of Default despite such third party rights, or
(l)it was acquired in connection with a Permitted Acquisition or Permitted Investment, or such Inventory is owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of an Acceptable Appraisal of such Inventory and the completion of a field examination with respect to such Inventory that is satisfactory to Agent in its Permitted Discretion.
"Eligible Investment Grade Accounts" means Eligible Canadian Investment Grade Accounts and Eligible US Investment Grade Accounts.
"Eligible Raw Materials Inventory" means Inventory that qualifies as Eligible Inventory and consists of goods that are first quality raw materials.
"Eligible Spare Parts Inventory" means Spare Parts Inventory of a Borrower, that complies with each of the representations and warranties respecting Eligible Spare Parts Inventory made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent's Permitted Discretion to address the results of any information with respect to the Borrowers' business or assets of which Agent becomes aware after the Sixth Amendment Effective Date, including any field examination or appraisal performed or received by Agent from time to time after the Sixth Amendment Effective Date. In determining the amount to be so included, Spare Parts Inventory shall be valued at the lower of cost or market on a basis consistent with Borrowers' historical accounting practices. An item of Spare Parts Inventory shall not be included in Eligible Spare Parts Inventory if:
(a)a Borrower does not have good, valid, and marketable title thereto,

(b)a Borrower does not have actual and exclusive possession thereof (either directly or through a bailee or agent of a Borrower),
(c)it is not located at one of the locations in the continental United States set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time by prior written notice to Agent) (or in-transit from one such location to another such location) or is located at a customer location,
(d)it is stored at locations holding less than $150,000 of the aggregate value of such Borrower's Inventory,
(e)it is in-transit to or from a location of a Borrower (other than in-transit from one location set forth on Schedule 4.25 to this Agreement to another location set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time by prior written notice to Agent)),
(f)it is located on real property leased by a Borrower or in a contract warehouse or with a bailee, in each case, unless either (i) it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be, and it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises, or (ii) Agent has been given the opportunity to establish a Landlord Reserve with respect to such location,
(g)it is the subject of a bill of lading or other document of title,
(h)it is not subject to a valid and perfected first priority Agent's Lien,
(i)it consists of goods returned or rejected by a Borrower's customers,
(j)it consists of goods that are subject to a lease (or are accessions to goods that are subject to a lease), obsolete, slow moving, spoiled or are otherwise past the stated expiration, "sell-by" or "use by" date applicable thereto, restrictive or custom items or otherwise is manufactured in accordance with customer-specific requirements, work-in-process or goods that constitute packaging and shipping materials, bill and hold goods, defective goods, "seconds," or Spare Parts Inventory acquired on consignment,

(k)it is subject to third party intellectual property, licensing or other proprietary rights, unless Agent is satisfied that such Spare Parts Inventory can be freely sold by Agent on and after the occurrence of an Event of Default despite such third party rights, or
(l)it was acquired in connection with a Permitted Acquisition or Permitted Investment, or such Spare Parts Inventory is owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of an Acceptable Appraisal of such Spare Parts Inventory and the completion of a field examination with respect to such Spare Parts Inventory that is satisfactory to Agent in its Permitted Discretion.
"Eligible Transferee" means (a) any Lender (other than a Defaulting Lender), any Affiliate of any Lender and any Related Fund of any Lender; (b) (i) a commercial bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided, that (A) (x) such bank is acting through a branch or agency located in the United States, or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country, and (B) such bank has total assets in excess of $1,000,000,000; (c) any other entity (other than a natural person) that is an "accredited investor" (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses including insurance companies, investment or mutual funds and lease financing companies, and having total assets in excess of $1,000,000,000; and (d) during the continuation of an Event of Default, any other Person approved by Agent.
"Eligible Unbilled Accounts" means Eligible Canadian Unbilled Accounts and Eligible US Unbilled Accounts.
"Eligible US Accounts" means Eligible US Investment Grade Accounts, Eligible US Billed Accounts and Eligible US Unbilled Accounts.
"Eligible US Billed Accounts" means those Accounts created by a Borrower in the ordinary course of its business, that arise out of such Borrower's sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible US Billed Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent's Permitted Discretion to address the results of any information with respect to the Borrowers' business or assets of which Agent becomes aware after the Closing Date, including any field examination performed by (or on behalf of) Agent from time to time after the Closing Date. In determining the amount to be included, Eligible US Billed Accounts shall be calculated net of customer deposits, unapplied cash, taxes, finance charges, service charges, discounts, credits, allowances, and rebates. Eligible US Billed Accounts shall not include the following:
(a)Accounts that the Account Debtor has failed to pay within 90 days of original invoice date or 60 days of due date,
(b)Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,
(c)Accounts with respect to which the Account Debtor is an Affiliate (other than, (i) in the case of Account Debtors who are Specified Account Debtors who owe such Accounts pursuant to sales made between such Account Debtors and a Borrower on an armslength basis, for fair market value and in the ordinary course of business, and (ii) in the case of Liberty Resources II, LLC, so long as it is an Affiliate by virtue of being controlled by the Sponsor, who owes such Accounts pursuant to sales made between Liberty Resources II, LLC and a Borrower on an arms-length basis, for fair market value and in the ordinary course of business; provided however that in the case of this clause (ii), in no event shall more than 10% (such percentage being subject to reduction by Agent in its sole discretion) of the aggregate amount of all Eligible Accounts at any time be owed by Liberty Resources II, LLC pursuant to the provisions of this parenthetical) of any Loan Party or an employee or agent of any Loan Party or an Affiliate of any Loan Party,
(d)Accounts (i) arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional, or (ii) with respect to which the payment terms are "C.O.D.", cash on delivery or other similar terms,
(e)Accounts that are not payable in Dollars,
(f)Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or Canada, or (ii) is not organized under the laws of the United States or any state thereof or Canada or any province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (A) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and, if requested by Agent, is directly drawable by Agent, or (B)

the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent,
(g)Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrowers have complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), or (ii) any state of the United States or any other Governmental Authority,
(h)Accounts with respect to which the Account Debtor is a creditor of a Loan Party, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or dispute,
(i)Accounts from any individual Account Debtor to the extent that the aggregate amount of Eligible Accounts owed by the relevant Account Debtor exceeds (x) with respect to Account Debtors (other than Specified Account Debtors) that are rated (or whose parent is rated) Baa3 or higher from Moody's or BBB- or higher from S&P, 35% or (y) with respect to any other Account Debtor (including each Specified Account Debtor), 20% of, in the case of each of the foregoing clauses (x) and (y), all Eligible Accounts, to the extent of the Accounts owing by such Account Debtor in excess of such percentage; provided, that in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,
(j)Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Loan Party has received notice of an imminent Insolvency Proceeding of such Account Debtor,
(k)Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor's financial condition,
(l)Accounts that are not subject to a valid and perfected first priority Agent's Lien,
(m)Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor,

(n)Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity,
(o)Accounts (i) that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services, or (ii) that represent credit card sales, or
(p)Accounts owned by a target acquired in connection with a Permitted Acquisition or Permitted Investment, or Accounts owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of a field examination with respect to such Accounts, in each case, satisfactory to Agent in its Permitted Discretion.
"Eligible US Investment Grade Accounts" means Eligible US Billed Accounts if the Account Debtor in respect of such Eligible US Accounts has a corporate credit rating of BBB- or higher by S&P or Baa3 or higher by Moody's.
"Eligible US Unbilled Accounts" means Accounts of a Borrower arising from the shipment of goods or provision of services to the applicable Account Debtor that qualify as Eligible US Billed Accounts except that such Accounts have not yet been billed to the applicable Account Debtor, so long as such Accounts relate to a shipment of goods or provision of services that has been completed in full and billed on or prior to the earlier of (i) the date of the delivery to Agent of the first Borrowing Base Certificate reflecting such Accounts as Eligible US Unbilled Accounts and (ii) 10 days after the last day of the month or, in the case of an Increased Reporting Period, 3 Business Days after the last day of the week, to be reported on such Borrowing Base Certificate; provided that an Account shall cease to be an Eligible US Unbilled Account upon the date such Account is billed to the applicable Account Debtor. In determining the amount to be included, Eligible US Unbilled Accounts shall be calculated as of the last day of the month or week, as applicable, reported on such Borrowing Base Certificate, and net of customer deposits and unapplied cash.
"Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (a) that is or within the preceding six (6) years has been sponsored, maintained or contributed to by any Loan Party or ERISA Affiliate or (b) to which any Loan Party or ERISA Affiliate has, or has had at any time within the preceding six (6) years, any liability, contingent or otherwise.
"Environmental Action" means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of any Borrower, any Subsidiary of any Borrower, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower, any Subsidiary of any Borrower, or any of their predecessors in interest.
"Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on any Loan Party or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time.
"Environmental Liabilities" means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action.
"Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities.
"Equipment" means equipment (as that term is defined in the Code).
"Equity Interests" means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).
"ERISA" means the Employee Retirement Income Security Act of 1974, as
amended, and any successor statute thereto.
"ERISA Affiliate" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party or its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which any Loan Party or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with any Loan Party or any of its Subsidiaries and whose employees are aggregated with the employees of such Loan Party or its Subsidiaries under IRC Section 414(o).
"Erroneous Payment" has the meaning specified therefor in Section 17.16(a) of this Agreement.

"Erroneous Payment Deficiency Assignment" has the meaning specified therefor in Section 17.16(d) of this Agreement.
"Erroneous Payment Impacted Loans" has the meaning specified therefor in Section 17.16(d) of this Agreement.
"Erroneous Payment Return Deficiency" has the meaning specified therefor in Section 17.16(d) of this Agreement.
"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
"Event of Default" has the meaning specified therefor in Section 8 of this Agreement.
"Excess Availability" means, as of any date of determination, the amount, if any, by which the lesser of (a) the Maximum Revolver Amount and (b) the Borrowing Base, in each case, exceeds the Revolver Usage.
"Exchange Act" means the Securities Exchange Act of 1934, as in effect from time to time.
"Excluded Subsidiary" means (a) any Unrestricted Subsidiary, (b) any CFC or FSHCO and (c) any direct or indirect Subsidiary of a CFC or FSHCO the direct or indirect pledge of assets by such Subsidiary to support the Loans or guaranty of the Loans could reasonably be expected to give rise to a current or future income inclusion to any Loan Party or Subsidiary thereof under Section 951 or 956 of the IRC, as determined by the Administrative Borrower.
"Excluded Swap Obligation" means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of (including by virtue of the joint and several liability provisions of Section 2.15), or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal.
"Excluded Taxes" means (i) any Tax imposed on the net income or net profits of any Lender, any Participant or any recipient (including any franchise Taxes and branch profits Taxes), in each case (A) imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender, Participant or recipient is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender's, Participant's or recipient's principal office or applicable lending office is located in or (B) that are Other Connection Taxes, (ii) United States Taxes that would not have been imposed but for a Lender's, Participant's or other recipient's failure to comply with the requirements of Section 16.2 of this Agreement, (iii) any United States federal withholding Taxes that would be imposed on amounts payable to a Lender based upon the applicable withholding rate in effect at the time such Lender becomes a party to this Agreement (or designates a new lending office, other than a designation made at the request of a Loan Party), except that Excluded Taxes shall not include (A) any amount that such Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16.1 of this Agreement, if any, with respect to such withholding Tax at the time such
Lender becomes a party to this Agreement (or designates a new lending office), and
(B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, treaty, order or other decision or other Change in Law with respect to any of the foregoing by any Governmental Authority, ~~and~~ (iv) any United States federal withholding Taxes imposed under FATCA~~.~~ and (v) any Canadian federal withholding Taxes required to be withheld under the Canada Tax Act from any payment under the Loan Documents as a result of the Agent, a Lender, Participant or other recipient (i) not dealing at arm's length (within the meaning of the Canada Tax Act) with a Canadian Guarantor or (ii) being a "specified shareholder" (as defined in subsection 18(5) of the Canada Tax Act) of a Canadian Guarantor or not dealing at arm's length (within the meaning of the Canada Tax Act) with such a specified shareholder (except where the non-arm's length relationship arises, or where the Agent, a Lender, Participant or other recipient is a "specified shareholder" or does not deal at arm's length with a "specified shareholder", as a result only of such Agent, Lender, Participant or other recipient executing, delivering, becoming a party to, performing its obligations under, receiving payments under, receiving or perfecting a security interest under or enforcing its rights under this Agreement or any other Loan Document or as a consequence of an Event of Default).
"Existing Credit Facility" means that certain Credit Agreement, dated as of October 21, 2013, by and among the Initial Borrowers, as borrowers, Wells Fargo, as administrative agent, issuing lender and swing line lender, the financial institutions party thereto from time to time as lenders and the other parties party thereto from time to time, as amended prior to the date hereof.
"Existing Letters of Credit" means those letters of credit described on Schedule E-1 to this Agreement.
"Extension" has the meaning specified therefor in Section 2.16(a) of this Agreement.
"Extension Offer" has the meaning specified therefor in Section 2.16(a) of this Agreement.

"Extended Revolver Commitment" has the meaning specified therefor in Section 2.16(a) of this Agreement.
"Extending Revolver Lender" has the meaning specified therefor in Section 2.16(a) of this Agreement.
    "Extraordinary     Advances"     has     the     meaning     specified     therefor     in
Section 2.3(d)(iii) of this Agreement.
"FATCA" means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable), and (a) any current or future regulations or official interpretations thereof, (b) any agreements entered into pursuant to Section 1471(b)(1) of the IRC (or any amended or successor version described above), and (c) any intergovernmental agreement or arrangements entered into by the United States (or any fiscal or regulatory legislation, rules, or practices adopted pursuant to any such intergovernmental agreement entered into in connection therewith) and a foreign government or one or more agencies thereof to implement the foregoing and any fiscal or regulatory legislation, rules or official practices adopted pursuant to such published intergovernmental agreement, treaty or convention.
"FCPA" means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
"Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero).
"Federal Reserve Bank of New York's Website" means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
"Fee Letter" means that certain fee letter, dated as of even date with this Agreement, among Borrowers and Agent, in form and substance reasonably satisfactory to Agent, and each other supplemental fee letter that may be executed by a Loan Party after the date of this Agreement.
"Fifth Amendment" means that certain Consent and Fifth Amendment to Credit Agreement dated as of December 29, 2020 by and among Borrower, the other Loan Parties party thereto, the Lenders party thereto and Agent.
"Fixed Charges" means, with respect to any fiscal period and with respect to Borrowers and their Subsidiaries determined on a Consolidated basis in accordance with GAAP,

the sum, without duplication, of (a) Consolidated Interest Charges required to be paid (other than interest paid-in-kind, amortization of financing fees, and other non-cash Consolidated Interest Charges) during such period plus (b) scheduled principal payments in respect of Indebtedness that are required to be paid during such period, plus (other than for purposes of Section 7) (c) (i) all regularly scheduled Restricted Payments paid in cash during such period (other than Restricted Payments permitted under Section 6.7(c)), (ii) Restricted Payments permitted under Section 6.7(d)), and (iii) all amounts paid with respect to Earnouts during such period.
For the purpose of any calculation of Fixed Charge Coverage Ratio on or prior to September 30, 2018, (a) the component set forth in clause (a) of the definition of Fixed Charges shall be calculated from the Closing Date to the end of the last fiscal month of the applicable testing period (the "Interim Period") and annualized by multiplying such amounts (to the extent accrued from the Closing Date to the end of the last fiscal month of the applicable testing period) for the Interim Period by a fraction the numerator of which is 365 and the denominator of which is the actual number of days in such Interim Period and (b) each component set forth in clauses (b) and (c) of definition of Fixed Charges (and clause (a) of the definition of Fixed Charge Coverage Ratio, in the case of Consolidated Taxes) for each period set forth below shall be deemed to be the amount set forth below opposite such period:

	Schedule Principal Payments of Indebtedness	Federal, State and Local Income Taxes	Regularly Scheduled Restricted Payments
Fiscal Month ending October 31, 2016	$145,833	$4,643	$0
Fiscal Month ending November 30, 2016	$145,833	$4,643	$0
Fiscal Month ending December 31, 2016	$145,833	$4,643	$0
Fiscal Month ending January 31, 2017	$145,833	$11,687	$0
Fiscal Month ending February 28, 2017	$145,833	$11,687	$0
Fiscal Month ending March 31, 2017	$145,833	$11,687	$0
Fiscal Month ending April 30, 2017	$145,833	$11,687	$0
Fiscal Month ending May 31, 2017	$145,833	$11,687	$0
Fiscal Month ending June 30, 2017	$145,833	$11,687	$0
"Fixed Charge Coverage Ratio" means, with respect to any fiscal period and with respect to Borrowers and their Subsidiaries determined on a Consolidated basis in accordance with GAAP, the ratio of (a) EBITDA for such period minus Unfinanced Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during such period minus Consolidated Taxes and Restricted Payments pursuant to Section 6.7(c) paid in cash during such period, to (b) Fixed Charges for such period. For the purpose of any calculation of Fixed Charge Coverage Ratio on or prior to September 30, 2018, Unfinanced Capital Expenditures shall be deemed to be for each period set forth below shall be deemed to be $0 for the fiscal month ending October 31, 2016, $0 for the fiscal month ending November 30, 2016, $0 for the fiscal month ending December 31, 2016, $13,823,010 for the fiscal month ending January 31, 2017, $13,823,010 for the fiscal month ending February 28, 2017, $13,823,010 for the fiscal month ending March 31, 2017, $6,754,600 for the fiscal month ending April 30, 2017, $6,754,600 for the fiscal month ending May 31, 2017, and $6,754,600 for the fiscal month ending June 30, 2017.
For the purposes of calculating Fixed Charge Coverage Ratio for any Reference Period, if at any time during such Reference Period (and after the Closing Date), any Loan Party or any of its Subsidiaries shall have made a Permitted Acquisition, Fixed Charges and Unfinanced Capital Expenditures for such Reference Period shall be calculated after giving pro forma effect thereto or in such other manner acceptable to Agent as if any such Permitted Acquisition (and any increase or decrease in EBITDA and the component financial definitions used therein attributable to any Permitted Acquisition) occurred on the first day of such Reference Period.
"Flood Laws" means collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968~~,~~ and the Flood Disaster Protection Act of 1973~~, and related laws, rules and regulations, including any amendments or successor provisions.~~) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Reform Act of 2004 as now or hereafter in effect or any successor statute thereto, and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.
"Flow of Funds Agreement" means a disbursement letter, dated as of even date with this Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrowers and Agent.
"Foreign Lender" means any Lender or Participant that is not a United States person within the meaning of IRC section 7701(a)(30).
"Foreign Subsidiary" means any direct or indirect subsidiary of any Loan Party that is organized under the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia.
"FSHCO" means any Domestic Subsidiary (A) all of the assets of which (other than a de minimis amount) consist of Equity Interest or Equity Interests and Indebtedness of one or more CFCs or (B) that is treated as a disregarded entity for U.S. federal income tax purposes and holds Equity Interests or Equity Interests and Indebtedness in one or more CFCs.

"Funded Indebtedness" means, as of any date of determination, all Indebtedness for borrowed money or letters of credit of Borrowers and their Subsidiaries, determined on a Consolidated basis in accordance with GAAP, including, in any event, but without duplication, with respect to the Loan Parties and their Subsidiaries, the Revolver Usage, and the amount of their Capitalized Lease Obligations.
"Funding Date" means the date on which a Borrowing occurs.
"Funding Losses" has the meaning specified therefor in Section 2.12(b)(ii) of this Agreement.
"GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.
"Governing Documents" means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.
"Governmental Authority" means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, county, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank).
"Guarantor" means (a) each Person that guaranties all or a portion of the Obligations, including Parent and any other Person that is a "Guarantor" under ~~the~~any Guaranty and Security Agreement, and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of this Agreement.
"Guaranty and Security Agreement" means ~~a guaranty and security agreement,~~
~~dated as of even date with this Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by each of the Loan Parties to Agent.~~the Canadian Guarantee and Security Agreement or the U.S. Guaranty and Security Agreement, as the context requires.
"Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

"Hedge Agreement" means a "swap agreement" as that term is defined in Section 101(53B)(A) of the Bankruptcy Code.
"Hedge Obligations" means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of each Loan Party and its Subsidiaries arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with any Hedge Providers.
"Hedge Provider" means any Bank Product Provider that is a party to a Hedge Agreement with a Loan Party or its Subsidiaries or otherwise provides Bank Products under clause (f) of the definition thereof; provided, that if, at any time, a Lender ceases to be a Lender under this Agreement (prior to the payment in full of the Obligations), then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Hedge Providers and the obligations with respect to Hedge Agreements entered into with such former Lender or any of its Affiliates shall no longer constitute Hedge Obligations.
~~"Increase Period" means the period beginning on May 1, 2020 and ending on August 31, 2020 (or such later date as Agent may agree in its sole discretion, but in no event later than December 31, 2020).~~
"Increase" has the meaning specified therefor in Section 2.17(a) of this Agreement.
"Increase Date" the date of the effectiveness of the applicable increased Revolver Commitments and the Maximum Revolver Amount.
"Increase Joinder" has the meaning specified therefor in Section 2.17(b)(i) of this Agreement.
"Increased Reporting Event" means if at any time Excess Availability is less than the greater of (a) 15% of the Line Cap, and (b) $~~18,750,000~~26,250,000.
"Increased Reporting Period" means the period commencing after the occurrence of an Increased Reporting Event and continuing until the date when no Increased Reporting Event has occurred for ~~60~~45 consecutive days.
"Indebtedness" as to any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations of such Person as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices and, for the avoidance of doubt, other than royalty payments payable in the ordinary course of business in respect of non-exclusive licenses) and any Earn-Out or similar obligations to the extent required to be recognized as a liability on the balance sheet of such Person under GAAP, (f) all monetary obligations of such Person owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the date of determination), (g) any Disqualified Equity Interests of such Person, and (h) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness which is limited or is non-recourse to a Person or for which recourse is limited to an identified asset shall be valued at the lesser of (A) if applicable, the limited amount of such obligations, and (B) if applicable, the fair market value of such assets securing such obligation.
"Indemnified Liabilities" has the meaning specified therefor in Section 10.3 of this Agreement.
"Indemnified Person" has the meaning specified therefor in Section 10.3 of this Agreement.
"Indemnified Taxes" means, (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.
"Information Certificate" means a certificate in the form of Exhibit I-1 to this Agreement.
"Initial Borrower" means each of Liberty and ~~LOH~~LOS and, collectively, Liberty and ~~LOH~~LOS.
"Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, the Bankruptcy and Insolvency Act
(Canada), the Companies' Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada) (if applicable), corporate statutes where such statute is used by a Person to propose an arrangement that includes a stay of creditors or under any other state, provincial or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.
"Intercompany Subordination Agreement" means an intercompany subordination agreement executed and delivered by each Loan Party and each of its Subsidiaries, and Agent, the form and substance of which is reasonably satisfactory to Agent.

"Intercreditor Agreement" means that certain Amended and Restated Intercreditor Agreement, dated as of ~~even date herewith~~the Sixth Amendment Effective Date, between Agent, as ABL Agent and ABL Control Agent thereunder and U.S. Bank National Association, as Term Agent and Term Control Agent thereunder (as amended, restated, supplemented or otherwise modified from time to time in accordance therewith).
"Interest Expense" means, for any period, the aggregate of the interest expense of Borrowers for such period, determined on a Consolidated basis in accordance with GAAP.
"Interest Period" means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending 1, 2, 3, or 6 months thereafter; provided, that (a) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, 3 or 6 months after the date on which the Interest Period began, as applicable, and (d) Borrowers may not elect an Interest Period which will end after the Maturity Date.
"Inventory" means inventory (as that term is defined in the Code).
"Inventory Reserves" means, as of any date of determination, (a) Landlord Reserves in respect of Inventory, and (b) those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including reserves for slow moving Inventory and Inventory shrinkage) with respect to Eligible Inventory or the Maximum Revolver Amount, including based on the results of appraisals.
"Investment" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide accounts receivable arising in the ordinary course of business), or acquisitions of Indebtedness, Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. For purposes of covenant compliance, the amount of any outstanding Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value, or write-ups, write-downs, or write-offs of such Investment, net of any repayments thereof.
"IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

"ISP" means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any version or revision thereof accepted by the Issuing Bank for use.
"Issuer Document" means, with respect to any Letter of Credit, a letter of credit application, a letter of credit agreement, or any other document, agreement or instrument entered into (or to be entered into) by a Borrower in favor of Issuing Bank and relating to such Letter of Credit.
"Issuing Bank" means Wells Fargo or any other Lender that, at the request of Borrowers and with the consent of Agent, agrees, in such Lender's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2.11 of this Agreement, and Issuing Bank shall be a Lender.
"Joinder" means a joinder agreement substantially in the form of Exhibit J-1 to this Agreement.
"Joint Lead Arrangers" has the meaning set forth in the preamble to this Agreement.
"Judgment Currency" has the meaning specified therefor in Section 17.17 of this Agreement.
"Landlord Reserve" means, as to each location at which a Borrower has Inventory or books and records located and as to which a Collateral Access Agreement has not been received by Agent, a reserve in an amount equal to 3 months' rent, storage charges, fees or other amounts under the lease or other applicable agreement relative to such location or, if greater and Agent so elects, the number of months' rent, storage charges, fess or other amounts for which the landlord, bailee, warehouseman or other property owner will have, under applicable law, a Lien in the Inventory of such Borrower to secure the payment of such amounts under the lease or other applicable agreement relative to such location.
"Latest Maturity Date" means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity of any Extended Revolver Commitment, as extended in accordance with this Agreement from time to time. If no Extension has been consummated pursuant to Section 2.16 of this Agreement, the Latest Maturity Date is the Maturity Date.
"Lender" has the meaning set forth in the preamble to this Agreement, shall include Issuing Bank and the Swing Lender, and shall also include any other Person made a party to this Agreement pursuant to the provisions of Section 13.1 of this Agreement and "Lenders" means each of the Lenders or any one or more of them.
"Lender Group" means each of the Lenders (including Issuing Bank and the Swing Lender) and Agent, or any one or more of them.

"Lender Group Expenses" means all (a) costs or expenses (including taxes and insurance premiums) required to be paid by any Loan Party or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group, (b) reasonable documented out-of-pocket fees or charges paid or incurred by Agent in connection with the Lender Group's transactions with each Loan Party and its Subsidiaries under any of the Loan Documents, including, photocopying, notarization, couriers and messengers, telecommunication, public record searches, filing fees, recording fees, publication, real estate surveys, real estate title policies and endorsements, and environmental audits, (c) Agent's customary fees and charges imposed or incurred in connection with any background checks or OFAC/PEP searches related to any Loan Party or its Subsidiaries, (d) Agent's customary fees and charges (as adjusted from time to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of any Borrower (whether by wire transfer or otherwise), together with any out-ofpocket costs and expenses incurred in connection therewith, (e) customary charges imposed or incurred by Agent resulting from the dishonor of checks payable by or to any Loan Party, (f) reasonable, documented out-of-pocket costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (g) field examination, appraisal and valuation fees and expenses of Agent related to any field examinations, appraisals and valuations to the extent of the fees and charges (and up to the amount of any limitation) provided in Section 2.10 of this Agreement, (h) Agent's and Lenders' reasonable, documented out-of-pocket costs and expenses (including reasonable and documented attorneys' fees and expenses) relative to third party claims or any other lawsuit or adverse proceeding paid or incurred, whether in enforcing or defending the Loan Documents or otherwise in connection with the transactions contemplated by the Loan Documents, Agent's Liens in and to the Collateral, or the Lender Group's relationship with any Loan Party or any of its Subsidiaries, (i) Agent's reasonable and documented costs and expenses (including reasonable and documented attorneys' fees and due diligence expenses) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating (including reasonable costs and expenses relative to CUSIP, DXSyndicate™, SyndTrak or other communication costs incurred in connection with a syndication of the loan facilities), or amending, waiving, or modifying the Loan Documents, and (j) Agent's and each Lender's reasonable and documented costs and expenses (including reasonable and documented attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning any Loan Party or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether a lawsuit or other adverse proceeding is brought, or in taking any enforcement action or any Remedial Action with respect to the Collateral (provided, that, in each case, the fees and expenses of counsel that shall constitute Lender Group Expenses shall in any event be limited to one primary counsel to Agent, one local counsel to Agent in each reasonably necessary jurisdiction, one specialty counsel to Agent in each reasonably necessary specialty area, and one or more additional counsel to Lenders solely in the case of an actual or potential conflict of interest) and in the case of the enforcement, collection or protection of the rights of Lenders, in addition, one counsel for Lenders as a group.
"Lender Group Representatives" has the meaning specified therefor in Section 17.9 of this Agreement.
"Lender-Related Person" means, with respect to any Lender, such Lender, together with such Lender's Affiliates, officers, directors, employees, attorneys, and agents.
"Letter of Credit" means a letter of credit (as that term is defined in the Code)
issued by Issuing Bank.
"Letter of Credit Collateralization" means either (a) providing cash collateral (pursuant to documentation reasonably satisfactory to Agent (including that Agent has a first priority perfected Lien in such cash collateral), including provisions that specify that the Letter of Credit Fees and all commissions, fees, charges and expenses provided for in Section 2.11(k) of this Agreement (including any fronting fees) will continue to accrue while the Letters of Credit are outstanding) to be held by Agent for the benefit of the Revolving Lenders in an amount equal to 103% of the then existing Letter of Credit Usage, (b) delivering to Agent documentation executed by all beneficiaries under the Letters of Credit, in form and substance reasonably satisfactory to Agent and Issuing Bank, terminating all of such beneficiaries' rights under the Letters of Credit, or (c) providing Agent with a standby letter of credit, in form and substance reasonably satisfactory to Agent, from a commercial bank acceptable to Agent (in its sole discretion) in an amount equal to 103% of the then existing Letter of Credit Usage (it being understood that the Letter of Credit Fee and all fronting fees set forth in this Agreement will continue to accrue while the Letters of Credit are outstanding and that any such fees that accrue must be an amount that can be drawn under any such standby letter of credit).
"Letter of Credit Disbursement" means a payment made by Issuing Bank pursuant to a Letter of Credit.
"Letter of Credit Exposure" means, as of any date of determination with respect to any Lender, such Lender's participation in the Letter of Credit Usage pursuant to Section 2.11(e) on such date.
"Letter of Credit Fee" has the meaning specified therefor in Section 2.6(b) of this Agreement.
"Letter of Credit Indemnified Costs" has the meaning specified therefor in Section 2.11(f) of this Agreement.
"Letter of Credit Related Person" has the meaning specified therefor in Section 2.11(f) of this Agreement.
"Letter of Credit Sublimit" means $25,000,000.

"Letter of Credit Usage" means, as of any date of determination, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit, plus (b) the aggregate amount of outstanding reimbursement obligations with respect to Letters of Credit which remain unreimbursed or which have not been paid through a Revolving Loan.
"Leverage Ratio" means, as of any date of determination the result of (a) the amount of Parent's Funded Indebtedness as of such date, to (b) Parent's EBITDA for the 12 month period ended as of such date.
"LIBOR Deadline" has the meaning specified therefor in Section 2.12(b)(i) of this Agreement.
"LIBOR Notice" means a written notice in the form of Exhibit L-1 to this Agreement.
"LIBOR Option" has the meaning specified therefor in Section 2.12(a) of this Agreement.
"LIBOR Rate" means the ~~greater of (a) 1.00 percent per annum and (b) the~~ rate per annum as published by ICE Benchmark Administration Limited (or any successor page or other commercially available source as the Agent may designate from time to time) as of 11:00 a.m., London time, two Business Days prior to the commencement of the requested Interest Period, for a term, and in an amount, comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of a
LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by the Borrower in accordance with this (and, if any such published rate is below zero, then the rate determined pursuant to this ~~clause (b)~~definition shall be deemed to be zero). Each determination of the LIBOR Rate shall be made by the Agent and shall be conclusive in the absence of manifest error.
"LIBOR Rate Loan" means each portion of a Revolving Loan that bears interest at a rate determined by reference to the LIBOR Rate.
"LIBOR Rate Margin" has the meaning set forth in the definition of Applicable Margin.
"Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, hypothec, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.
"Line Cap" means, as of any date of determination, the lesser of (a) the Maximum Revolver Amount, and (b) the Borrowing Base as of such date of determination.

"Loan" means any Revolving Loan, Swing Loan, or Extraordinary Advance,
made (or to be made) hereunder.
"Loan Account" has the meaning specified therefor in Section 2.9 of this Agreement.
"Loan Documents" means this Agreement, the Control Agreements, the Copyright Security Agreement, any Borrowing Base Certificate, the Fee Letter, the Guaranty and Security ~~Agreement~~Agreements, the Intercompany Subordination Agreement, the Management Fee Subordination Agreement, the Assignment of Business Interruption Insurance, any Issuer Documents, the Letters of Credit, any note or notes executed by Borrowers in connection with this Agreement and payable to any member of the Lender Group, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and any member of the Lender Group in connection with this Agreement (but specifically excluding Bank Product Agreements).
"Loan Party" means any Borrower or any Guarantor.
"Management Fee Subordination Agreement" means that certain Management Fee Subordination Agreement, dated as of the Closing Date, among the Sponsor, the Parent and the Agent, as amended, restated, supplemented or otherwise modified from time to time.
"Management Services Agreement" means that certain letter agreement dated December 30, 2011 by and between Parent and Riverstone/Carlyle Energy Partners IV, L.P., as amended.
"Margin Stock" as defined in Regulation U of the Board of Governors as in effect from time to time.
"Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the business, operations, results of operations, assets, properties, liabilities or financial condition of the Loan Parties and their Subsidiaries, taken as a whole, (b) a material impairment of the rights and remedies of the Agent or any Lender under the Loan Documents (including, without limitation, the Lender Group's ability to enforce the Obligations or realize upon the Collateral (other than as a result of an action taken or not taken that is solely in the control of Agent), or of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents, (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Loan Parties, taken as a whole, of the Loan Documents, or (d) a material adverse change in, or a material adverse effect upon the enforceability or priority of Agent's Liens with respect to all or a material portion of the Collateral.
"Material Contract" means, with respect to any Person, each contract (other than a Loan Document) to which such Person is a party as to which the breach, non-performance, or cancellation by any party thereto would have a Material Adverse Effect.

"Maturity Date" means the earlier of (x) ~~September 19, 2022~~October 22, 2026 and (y) to the extent the Term Loan Debt remains outstanding, 90 days prior to the maturity of the Term Loan Debt.
"Maximum     Revolver     Amount"     means     $~~250,000,000,~~350,000,000,     as (a) decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of this Agreement and (b) increased by the amount of increases in the Revolver Commitments made in accordance with Section 2.17 of this Agreement.
"Moody's" has the meaning specified therefor in the definition of Cash Equivalents.
"Mortgaged Property" means each parcel of real property and the improvements thereto with respect to which a Mortgage is granted pursuant to Sections 5.11 or 5.12.
"Mortgages" means, individually and collectively, one or more mortgages, charges, deeds of trust, or deeds to secure debt, executed and delivered by a Loan Party or one of its Subsidiaries in favor of Agent, in form and substance reasonably satisfactory to Agent, that encumber the Real Property Collateral.
"Multiemployer Plan" means any multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA with respect to which any Loan Party or ERISA Affiliate has an obligation to contribute or has any liability, contingent or otherwise or could be assessed withdrawal liability assuming a complete withdrawal from any such multiemployer plan.
"Net Cash Proceeds" means with respect to any sale or disposition by any Loan Party or any of its Subsidiaries of assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Loan Party or such Subsidiary, in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than (A) Indebtedness owing to Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such sale or disposition, (iii) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such sale or disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction, and (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP, and (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition, to the extent that in each case the funds described above in this clause (iv) are (x) deposited into escrow with a third party escrow agent or set aside in a separate Deposit Account that is subject to a Control Agreement in favor of Agent, and (y) paid to Agent as a prepayment of the applicable Obligations in accordance with Section 2.4(e) of this Agreement at such time when such amounts are no longer required to be set aside as such a reserve.
"Net Recovery Percentage" means, as of any date of determination, the percentage of the book value of Borrowers' Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory net of all associated costs and expenses of such liquidation, such percentage to be determined as to each category of Inventory and to be as specified in the most recent Acceptable Appraisal of Inventory.
"New Holdco" means Liberty Oilfield Services New Holdco LLC, a Delaware limited liability company.
"Non-Consenting Lender" has the meaning specified therefor in Section 14.1 of this Agreement.
"Non-Defaulting Lender" means each Lender other than a Defaulting Lender.
"Notification Event" means (a) the occurrence of a "reportable event" described in Section 4043 of ERISA for which the 30-day notice requirement has not been waived by applicable regulations issued by the PBGC, (b) the withdrawal of any Loan Party or ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC or any Pension Plan or Multiemployer Plan administrator, (e) any other event or condition that would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any
Pension Plan, (f) the imposition of a Lien pursuant to the IRC or ERISA in connection with any Employee Benefit Plan or the existence of any facts or circumstances that could reasonably be expected to result in the imposition of a Lien, (g) the partial or complete withdrawal, within the meaning of Section 4201 of ERISA, of any Loan Party or ERISA Affiliate from a Multiemployer Plan, (h) any event or condition that results in the reorganization or insolvency of a Multiemployer Plan under Sections of ERISA, (i) any event or condition that results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate or to appoint a trustee to administer a Multiemployer Plan under ERISA, (j) any Pension Plan being in "at risk status" within the meaning of IRC Section 430(i), (k) any Multiemployer Plan being in "endangered status" or "critical status" within the meaning of IRC Section 432(b) or the determination that any Multiemployer Plan is or is reasonably expected to be insolvent or in reorganization within the meaning of Title IV of ERISA, (l) with respect to any Pension Plan, any Loan Party or ERISA Affiliate incurring a substantial cessation of operations within the meaning of ERISA Section 4062(e), (m) an "accumulated funding deficiency" within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA) or the failure of any Pension Plan to meet the minimum funding standards within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA), in each case, whether or not waived, (n) the filing of an application for a waiver of the minimum funding standards within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA) with respect to any Pension Plan, (o) the failure to make by its due date a required payment or contribution with respect to any Pension Plan or Multiemployer Plan, (p) any event that results in or could reasonably be expected to result in a material liability by a Loan Party pursuant to Title I of ERISA or the excise tax provisions of the IRC relating to Employee Benefit Plans or any event that results in or could reasonably be expected to result in a material liability to any Loan Party or ERISA Affiliate pursuant to Title IV of ERISA or Section 401(a)(29) of the IRC, or (q) any of the foregoing is reasonably likely to occur in the following 30 days.
"Obligations" means (a) all loans (including the Revolving Loans (inclusive of Extraordinary Advances and Swing Loans)), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnification obligations with respect to Letters of Credit (irrespective of whether contingent), premiums, liabilities (including all amounts charged to the Loan Account pursuant to this Agreement), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, and all covenants and duties of any other kind and description owing by any Loan Party arising out of, under, pursuant to, in connection with, or evidenced by this Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that any Loan Party is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, and (b) all Bank Product Obligations; provided that, anything to the contrary contained in the foregoing notwithstanding, the Obligations of any Loan Party shall exclude ~~any~~its Excluded Swap Obligation. Without limiting the generality of the foregoing, the Obligations of Borrowers under the Loan Documents include the obligation to pay (i) the principal of the Revolving Loans, (ii) interest accrued on the Revolving Loans, (iii) the amount necessary to reimburse Issuing Bank for amounts paid or payable pursuant to Letters of Credit, (iv) Letter of Credit commissions, fees (including fronting fees) and charges, (v) Lender Group Expenses, (vi) fees payable under this Agreement or any of the other Loan Documents, and (vii) indemnities and other amounts payable by any Loan Party under any Loan Document. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.
"OFAC" means The Office of Foreign Assets Control of the U.S. Department of
the Treasury.
"QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

"QFC Credit Support" has the meaning specified therefor in Section 17.15 of this Agreement.
"Originating Lender" has the meaning specified therefor in Section 13.1(e) of this Agreement.
"Other Connection Taxes" means, with respect to any Lender, Participant or recipient, Taxes imposed as a result of a present or former connection between such Lender, Participant or recipient and the jurisdiction or taxing authority imposing the Tax (other than any such connection arising solely from such Lender or such Participant having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under this Agreement or any other Loan Document).
"Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar excise or other Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are (i) Excluded Taxes or (ii) Other Connection Taxes imposed with respect to an assignment by a Lender of its interest in a Loan or commitment (which for certainty includes an assignment of such Lender's rights under the Canadian Guarantee and Security Agreement) after the date hereof (other than an assignment made at the request of a Loan Party).
"Overadvance" means, as of any date of determination, that the Revolver Usage is greater than any of the limitations set forth in Section 2.1 or Section 2.11 of this Agreement.
"Parent" means Ultimate Parent, New Holdco and R/C IV.
"Parent Company" means (a) Parent and (b) any other Person of which each Borrower is a direct or indirect Subsidiary.
"Participant" has the meaning specified therefor in Section 13.1(e) of this Agreement.
"Participant Register" has the meaning set forth in Section 13.1(i) of this Agreement.
"Patriot Act" has the meaning specified therefor in Section 4.13 of this Agreement.
"Payment Conditions" means, at the time of determination with respect to a proposed payment to fund a Specified Transaction, that:
(a)no Default or Event of Default then exists or would arise as a result of the consummation of such Specified Transaction,
(b)either

(i)Excess Availability (x) at all times during the 30 consecutive days immediately preceding the date of such proposed payment and the consummation of such Specified Transaction, calculated on a pro forma basis as if such proposed payment was made, and the Specified Transaction was consummated, on the first day of such period, and (y) after giving effect to such proposed payment and Specified Transaction, in each case, is not less than (X) in the case of a Specified Transaction consisting of a Permitted Acquisition, the greater of (1) 20% of the Line Cap and (2) $~~25,000,000~~35,000,000, and (Y) in the case of a Specified Transaction consisting of a prepayment in respect of Indebtedness or a Restricted Payment, the greater of (1) 25% of the Line Cap, and (2) $~~31,250,000~~43,750,000, or
(ii)both (A) the Fixed Charge Coverage Ratio of the Loan Parties and their Subsidiaries is equal to or greater than 1.00:1.00 for the trailing 12 month period most recently ended for which financial statements are required to have been delivered to Agent pursuant to Schedule 5.1 to this Agreement (provided, that the Fixed Charge Coverage Ratio shall be calculated on a pro forma basis, as if such proposed payment constitutes a Fixed Charge and as if such proposed payment is a Fixed Charge made on the last day of such 12 month period (it being understood that such proposed payment shall also be a Fixed Charge made on the last day of such 12 month period for purposes of calculating the Fixed Charge Coverage Ratio under this clause (ii) for any subsequent proposed payment to fund a Specified Transaction)), and (B) Excess Availability, (x) at all times during the 30 consecutive days immediately preceding the date of such proposed payment and the consummation of such Specified Transaction, calculated on a pro forma basis as if such proposed payment was made, and the Specified Transaction was consummated, on the first day of such period, and (y) after giving effect to such proposed payment and Specified Transaction, in each case, is not less than (1) in the case of a Specified Transaction consisting of a Permitted Acquisition, the greater of (X) 15% of the Line Cap, and (Y) $~~18,750,000~~26,250,000, and (2) in the case of a Specified Transaction consisting of a prepayment in respect of Indebtedness or a Restricted Payment, the greater of (X) 20% of the Line Cap, and (Y) $~~25,000,000~~35,000,000, and
    (c)    Administrative Borrower has delivered a certificate to Agent certifying that all conditions described in clauses (a) and (b) above have been satisfied.
"Payment Recipient" has the meaning specified therefor in Section 17.16(a) of this Agreement.
"PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.
"Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV or Section 302 of ERISA or Sections 412 or 430 of the Code sponsored, maintained, or contributed to by any Loan Party or ERISA Affiliate or to which any Loan Party or ERISA Affiliate has any liability, contingent or otherwise.
"Permitted Acquisition" means any Acquisition so long as:

(a)no Default or Event of Default shall have occurred and be continuing or would result therefrom (other than in respect of any Permitted Acquisition made pursuant to a legally binding commitment entered into at a time when no Default or Event of Default existed or resulted therefrom),
(b)Borrowers have provided Agent with its due diligence package relative to the proposed Acquisition, including forecasted balance sheets, profit and loss statements, and cash flow statements of the Person or assets to be acquired, all prepared on a basis consistent with such Person's (or assets') historical financial statements, together with appropriate supporting details and a statement of underlying assumptions for the one year period following the date of the proposed Acquisition, on a quarter by quarter basis), in form (including as to scope and underlying assumptions) reasonably satisfactory to Agent; provided that such due diligence package shall only be required to be delivered by Borrowers for Acquisitions with a purchase price consideration in excess of $25,000,000,
(c)Borrowers have provided Agent with written notice of the proposed Acquisition at least 5 Business Days prior to the anticipated closing date of the proposed Acquisition and, not later than five Business Days prior to the anticipated closing date of the proposed Acquisition, copies of the acquisition agreement and other material documents relative to the proposed Acquisition, which agreement and documents must be reasonably acceptable to Agent,
(d)the assets being acquired (other than a de minimis amount of assets in relation to Parent's and its Subsidiaries' total assets), or the Person whose Equity Interests are being acquired, are useful in or engaged in, as applicable, the business of the Loan Parties and their Subsidiaries or a business reasonably related thereto,
(e)the assets being acquired (other than a de minimis amount of assets in relation to the assets being acquired) are located within the United States or Canada or the Person whose Equity Interests are being acquired is organized in a jurisdiction located within the United States or Canada,
(f)the subject assets or Equity Interests, as applicable, are being acquired directly by a Borrower or one of its Subsidiaries that is a Loan Party, and, in connection therewith, the applicable Loan Party shall have complied with Section 5.11 or 5.12 of this Agreement, as applicable, of this Agreement and, in the case of an acquisition of Equity Interests, the Person whose Equity Interests are acquired shall become a Loan Party and the applicable Loan Party shall have demonstrated to Agent that the new Loan Parties have received consideration sufficient to make the joinder documents binding and enforceable against such new Loan Parties, and

(g)the Payment Conditions are satisfied.
"Permitted Discretion" means, with respect to any Person, a determination or judgment by such Person made exercising reasonable (from the perspective of a secured assetbased lender) credit or business judgment in good faith.
"Permitted Dispositions" means:
(a)sales, abandonment, or other dispositions of Equipment that is substantially worn, damaged, or obsolete or no longer used or useful in the ordinary course of business and leases or subleases of Real Property not useful in the conduct of the business of the Loan Parties and their Subsidiaries,
(b)sales of Inventory to buyers in the ordinary course of business,
(c)the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents,
(d)the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business,
(e)the granting of Permitted Liens,
(f)the sale or discount, in each case without recourse, of accounts receivable (other than Eligible Accounts) arising in the ordinary course of business, but only in connection with the compromise or collection thereof,
(g)any involuntary loss, damage or destruction of property,
(h)any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property,
(i)the leasing or subleasing of assets of any Loan Party or its Subsidiaries in the ordinary course of business,
(j)the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of Parent,
(k)(i) the lapse of registered patents, trademarks, copyrights and other intellectual property of any Loan Party or any of its Subsidiaries to the extent not economically desirable in the conduct of its business, or (ii) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse is not materially adverse to the interests of the Lender Group,
(l)the making of Restricted Payments that are expressly permitted to be made pursuant to this Agreement,
(m)the making of Permitted Investments,
(n)so long as no Event of Default has occurred and is continuing or would immediately result therefrom, transfers of assets (i) from any Loan Party or any of its Subsidiaries (other than any Borrower) to a Loan Party (other than Parent), and (ii) from any Subsidiary of any Loan Party that is not a Loan Party to any other Subsidiary of any Loan Party,
(o)dispositions of Equipment or Real Property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property; provided, that to the extent the property being transferred constitutes Collateral, such replacement property shall constitute Collateral,
(p)dispositions of assets acquired by the Loan Parties and their Subsidiaries pursuant to a Permitted Acquisition consummated within 12 months of the date of the proposed disposition so long as (i) the consideration received for the assets to be so disposed is at least equal to the fair market value of such assets, (ii) the assets to be so disposed are not necessary or economically desirable in connection with the business of the Loan Parties and their Subsidiaries, and (iii) the assets to be so disposed are readily identifiable as assets acquired pursuant to the subject Permitted Acquisition,
(q)sales or other dispositions of assets not constituting Collateral,
(r)sales or other dispositions of assets not otherwise permitted in clauses (a)
through (q) above (other than sales or other dispositions of ABL Priority Collateral), so long as (i) no Default or Event of Default has occurred and is continuing or would immediately result therefrom, (ii) each such sale or disposition is in an arm's-length transaction and the applicable Loan Party or its Subsidiary receives at least the fair market value of the assets so disposed as reasonably determined by Borrowers, (iii) the consideration received by the applicable Loan

Party or its Subsidiary consists of at least 75% cash and Cash Equivalents and is paid at the time of the closing of such sale or disposition, and (iv) after giving effect to such sale or disposition, Excess Availability is greater than the greater of (A) 20% of the Line Cap, and (b) $25,000,000 (it being understood and agreed that the Net Cash Proceeds from such sale or disposition may be used to repay the Obligations in order to satisfy the Excess Availability test stated above); ~~and~~
(s)the Permitted Liberty Statutory Division; and
    (~~s~~t)    sales or other dispositions of assets not otherwise permitted in clauses (a)
through (~~r~~s) above not exceeding $5,000,000 during the term of this Agreement;
provided, that if, as of any date of determination, sales or dispositions by the Loan Parties during the period of time from the first day of the month in which such date of determination occurs until such date of determination, either individually or in the aggregate, involve $1,000,000 or more of assets included in the Borrowing Base (based on the fair market value of the assets so disposed as reasonably determined by Borrowers) (the "Threshold Amount"), then Borrowers shall have, prior to consummation of the sale or disposition that causes the assets included in the Borrowing that are disposed of during such period to exceed the Threshold Amount, delivered to Agent an updated Borrowing Base Certificate that reflects the removal of the applicable assets from the Borrowing Base.
"Permitted Holder" means the Sponsor, Laurel Road, LLC, Laurel Road II, LLC, Spruce Road, LLC and each of their respective Controlled funds and investment vehicles.
"Permitted Indebtedness" means:
(a)Indebtedness in respect of the Obligations,
(b)Indebtedness as of the Closing Date set forth on Schedule 4.14 to this Agreement and any Refinancing Indebtedness in respect of such Indebtedness,
(c)Permitted     Purchase     Money     Indebtedness     and     any     Refinancing
Indebtedness in respect of such Indebtedness,
(d)Indebtedness arising in connection with the endorsement of instruments or other payment items for deposit,
(e)Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations; and (ii) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions,

(f)unsecured Indebtedness of any Loan Party that is incurred on the date of the consummation of a Permitted Acquisition solely for the purpose of consummating such Permitted Acquisition so long as (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) such unsecured Indebtedness is not incurred for working capital purposes, (iii) such unsecured Indebtedness does not mature prior to the date that is 12 months after the
Maturity Date, (iv) such unsecured Indebtedness does not amortize until 12 months after the Maturity Date, (v) such unsecured Indebtedness does not provide for the payment of interest thereon in cash or Cash Equivalents prior to the date that is 12 months after the Maturity Date, and (vi) such Indebtedness is subordinated in right of payment to the Obligations on terms and conditions reasonably satisfactory to Agent and is otherwise on terms and conditions (including economic terms and absence of covenants) reasonably satisfactory to Agent,
(g)Acquired Indebtedness in an amount not to exceed ~~$50,000,000~~the greater of (i) $100,000,000 and (ii) 10.0% of Total Assets (as reflected on the most recent financial statements the Agent has received pursuant to Section 5.1 of this Agreement at the time that such Indebtedness is incurred) outstanding at any one time, so long as (~~i~~x) the aggregate annual amortization with respect to such Acquired Indebtedness does not exceed 2.5% of the principal amount of such Acquired Indebtedness, and (~~ii~~y) such Acquired Indebtedness does not mature prior to the date that is 6 months after the Maturity Date,
(h)[reserved],
(i)Indebtedness owed to any Person providing property, casualty, liability, or other insurance to any Loan Party or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year,
(j)the incurrence by any Loan Party or its Subsidiaries of Indebtedness under Hedge Agreements that is incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with such Loan Party's or such Subsidiary's operations and not for speculative purposes,
(k)Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, debit cards, stored value cards, commercial cards (including so-called "purchase cards", "procurement cards" or "p-cards"), or Cash Management Services,
(l)unsecured Indebtedness of any Loan Party owing to employees, former employees, former officers, directors, or former directors (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase or redemption by such Loan Party of the Equity Interests of Parent that has been issued to such Persons permitted by Section
6.7,
(m)contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Permitted Acquisitions,
(n)Indebtedness composing Permitted Investments,
(o)unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business,
(p)unsecured Indebtedness of any Loan Party or its Subsidiaries in respect of Earn-Outs owing to sellers of assets or Equity Interests to such Loan Party or its Subsidiaries that is incurred in connection with the consummation of one or more Permitted Acquisitions so long as such unsecured Indebtedness is on terms and conditions reasonably acceptable to Agent,
(q)accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness,
(r)Indebtedness under the Term Loan Documents and, to the extent permitted under the Intercreditor Agreement, any Refinancing Indebtedness thereof, in an aggregate principal amount not to exceed the amount thereof permitted by the Intercreditor Agreement,
(s)Indebtedness of the Loan Parties so long as (w) no Default or Event of Default shall have occurred and be continuing or shall result therefrom, (x) in the case of secured Indebtedness, at the time of incurrence thereof and after giving pro forma effect thereto and the use of proceeds thereof, the Borrowers' Senior Leverage Ratio, calculated on a pro forma basis as of the most recently ended fiscal quarter for which Agent has received financial statements pursuant to Section 5.1 on or prior to the incurrence of such secured Indebtedness, does not exceed 3.50:1.00 and (y) in the case of unsecured Indebtedness, at the time of incurrence thereof and after giving pro forma effect thereto and the use of proceeds thereof, the Borrowers' Leverage Ratio, calculated on a pro forma basis as of the most recently ended fiscal quarter for which Agent has received financial statements pursuant to Section 5.1 on or prior to the incurrence of such secured Indebtedness, does not exceed 5:00:1.00; provided that

(A) any secured Indebtedness incurred pursuant to clause (x) hereof may only be secured by a first priority security interest in the Term Priority Collateral (and Agent would be granted a second priority security interest in such Term Priority Collateral simultaneously with the granting of a first priority security interest therein) and/or a second priority security interest in the ABL Priority Collateral, (B) such Indebtedness has a final maturity date that is at least 180 days later than the Maturity Date, (C) in the case of any such Indebtedness in the form of notes, the terms thereof do not contain financial maintenance covenants (it being understood that this clause (C) expressly does not apply to term loans or other similar forms of bank Indebtedness) and (D) the holder of such Indebtedness (or an agent or representative in respect thereof) shall have entered into the Intercreditor Agreement or another customary intercreditor agreement in form and substance reasonably satisfactory to Agent and the Borrower (each such agreement, an "Additional Term Loan Intercreditor Agreement"),
(t)Subordinated Indebtedness in an aggregate outstanding amount not to exceed $50,000,000 at any one time, and
(u)any other Indebtedness incurred by any Loan Party or any of its Subsidiaries in an aggregate outstanding amount not to exceed ~~$50,000,000 at any one time.~~the greater of (i) $100,000,000 and (ii) 10% of Total Assets (as reflected on the most recent financial statements the Agent has received pursuant to Section 5.1 of this Agreement at the time that such Indebtedness is incurred).
"Permitted Intercompany Advances" means loans made by (a) a Loan Party to another Loan Party other than Parent, (b) a Subsidiary of a Loan Party that is not a Loan Party to another Subsidiary of a Loan Party that is not a Loan Party, (c) a Subsidiary of a Loan Party that is not a Loan Party to a Loan Party, so long as (i) the parties thereto are party to the Intercompany Subordination Agreement and (ii) in the case of clause (c), such Indebtedness is permitted by clause (s), (t) or (u) of the definition of Permitted Indebtedness, and (d) a Loan Party to a Subsidiary of a Loan Party that is not a Loan Party or an Unrestricted Subsidiary so long as (i) the aggregate amount of all such loans (by type, not by the borrower) does not exceed $7,500,000 outstanding at any one time, (ii) at the time of the making of such loan, no Event of Default has occurred and is continuing or would result therefrom, and (iii) Borrowers have Excess Availability equal to or greater than the greater of (1) $25,000,000 and (2) 20% of the Line Cap immediately after giving effect to each such loan.
"Permitted Investments" means:
(a)Investments in cash and Cash Equivalents,
(b)Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business,

(c)advances made in connection with purchases and acquisitions of
Inventory, supplies, materials, equipment, goods, services, contract rights, or licenses or leases of intellectual property, in each case, in the ordinary course of business,
(d)Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries,
(e)Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P-1 to this Agreement,
(f)guarantees permitted under the definition of Permitted Indebtedness,
(g)Permitted Intercompany Advances,
(h)Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims,
(i)deposits of cash made in the ordinary course of business to secure performance of operating leases,
(j)(i) non-cash loans and advances to employees, officers, and directors of a Loan Party or any of its Subsidiaries for the purpose of purchasing Equity Interests in Parent so long as the proceeds of such loans are used in their entirety to purchase such Equity Interests in Parent, and (ii) loans and advances to employees and officers of a Loan Party or any of its Subsidiaries in the ordinary course of business for any other business purpose and in an aggregate amount not to exceed $3,000,000 at any one time,
(k)Permitted Acquisitions,
(l)Investments in the form of capital contributions and the acquisition of Equity Interests made by any Loan Party in any other Loan Party (other than capital contributions to or the acquisition of Equity Interests of Parent),

(m)Investments resulting from entering into (i) Bank Product Agreements, or (ii) agreements relative to obligations permitted under clause (j) of the definition of Permitted Indebtedness,
(n)equity Investments by any Loan Party in any Subsidiary of such Loan Party which is required by law to maintain a minimum net capital requirement or as may be otherwise required by applicable law,
(o)Investments held by a Person acquired in a Permitted Acquisition to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence on the date of such Permitted Acquisition,
(p)Investments consisting of non-cash consideration received in connection with Permitted Dispositions, so long as the non-cash consideration received in connection with any Permitted Disposition does not exceed 25% of the total consideration received in connection with such Permitted Disposition,
(q)Investments consisting of the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons,
(r)Investments by an Unrestricted Subsidiary entered into prior to the day such Unrestricted Subsidiary is redesignated as a Restricted Subsidiary and not entered into in contemplation thereof,
(s)Investments consisting of earnest money deposits required in connection with a purchase agreement, or letter of intent, or other acquisitions to the extent not otherwise prohibited hereunder,
(t)contributions to a "rabbi" trust for the benefit of employees or other grantor trust subject to claims of creditors in the case of a bankruptcy of any Loan Party or any of its Subsidiaries,
(u)so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments (other than Acquisitions) in an aggregate amount not to exceed $~~15,000,000~~75,000,000, and
(v)Investments (other than Acquisitions) the payment for which consists of the Equity Interests (other than Disqualified Equity Interests) of the Parent or any direct or indirect parent of the Parent.
"Permitted Liberty Statutory Division" a division of Liberty into two limited liability companies pursuant to a "plan of merger" as contemplated under the Texas Business Organizations Code, so long as (1) Borrowers have provided Agent with ten (10) Business Days' prior notice of such division, (2) prior to the effectiveness of such division, Borrowers have delivered drafts of the "plan of merger", "certificate of merger" and all other relevant documents which must each be in form and substance reasonably satisfactory to Agent, (3) Liberty is the "surviving entity" of such division and (4) such "resulting company" is joined hereunder as a Guarantor and otherwise complies with the provisions of Section 5.11.
"Permitted Liens" means:
(a)Liens granted to, or for the benefit of, Agent to secure the Obligations,
(b)Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent's Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests,
(c)judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of this Agreement,
(d)Liens set forth on Schedule P-2 to this Agreement; provided, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 to this Agreement shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof,
(e)the interests of lessors under operating leases and non-exclusive licensors under license agreements,
(f)Liens on fixed or capital assets or the interests of lessors under Capital Leases permitted under clause (c) of the definition of Permitted Indebtedness and so long as
(i) such Lien attaches only to the fixed asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the fixed asset purchased or acquired or any Refinancing Indebtedness in respect thereof,
(g)Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests,
(h)Liens on amounts deposited to secure Parent's and its Subsidiaries obligations in connection with worker's compensation or other unemployment insurance,
(i)Liens on amounts deposited to secure Parent's and its Subsidiaries obligations in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money,
(j)Liens on amounts deposited to secure Parent's and its Subsidiaries reimbursement obligations with respect to surety or appeal bonds obtained in the ordinary course of business,
(k)with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof,
(l)non-exclusive licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business,
(m)Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness,
(n)rights of setoff or bankers' liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such Deposit Accounts in the ordinary course of business,
(o)Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness,
(p)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods,
(q)Liens solely on any cash earnest money deposits made by a Loan Party or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition,

(r)Liens assumed by any Loan Party or its Subsidiaries in connection with a Permitted Acquisition that secure Acquired Indebtedness that is Permitted Indebtedness,
(s)Cash collateral securing the Indebtedness permitted under clause (j) of the definition of Permitted Indebtedness,
(t)Liens on Collateral securing the Indebtedness permitted under clause (r) of the definition of Permitted Indebtedness to the extent such Lien is subject to the Intercreditor Agreement and Liens on Collateral securing the Indebtedness permitted under clause (s) of the definition of Permitted Indebtedness to the extent such Lien is subject to an Additional Term Loan Intercreditor Agreement,
(u)Liens on Collateral securing the Indebtedness permitted under clause (t) of the definition of Permitted Indebtedness, to the extent such Liens are subject to an Additional Term Loan Intercreditor Agreement,
(v)Liens securing the Indebtedness permitted under clause (u) of the definition of Permitted Indebtedness and as to which the aggregate amount of the obligations secured thereby does not exceed $15,000,000 at any one time; provided, that, any Liens on ABL Priority Collateral shall be subject to an Additional Term Loan Intercreditor Agreement, and
(w)Liens in favor of any Loan Party; provided, that such Liens are subordinated to Agent's Liens on terms and conditions reasonably satisfactory to Agent.
"Permitted Protest" means the right of any Loan Party or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment; provided, that (a) a reserve with respect to such obligation is established on such Loan Party's or its Subsidiaries' books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by such Loan Party or its Subsidiary, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of Agent's Liens.
"Permitted Purchase Money Indebtedness" means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations and Acquired Indebtedness), incurred after the Closing Date and at the time of, or within 60 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof, in an aggregate principal amount outstanding not ~~in excess of $50,000,000 at any one time.~~to exceed the greater of (i) $100,000,000 and (ii) 10% of the Total

Assets (as reflected on the most recent financial statements the Agent has received pursuant to Section 5.1 of this Agreement at the time that such Indebtedness is incurred).
"Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.
"Platform" has the meaning specified therefor in Section 17.9(c) of this Agreement.
"PPSA" means the Personal Property Security Act (British Columbia) and the
regulations thereunder, as from time to time in effect; provided, that, if attachment, perfection or priority of Agent's Lien on any Collateral are governed by the personal property security laws of any jurisdiction in Canada other than the laws of the Province of British Columbia, "PPSA" means those personal property security laws in such other jurisdiction in Canada for the purposes of the provisions hereof relating to such attachment, perfection or priority and for the definitions related to such provisions.
"Post-Increase Revolver Lenders" has the meaning specified therefor in Section 2.17(d) of this Agreement.
"Pre-Increase Revolver Lenders" has the meaning specified therefor in Section 2.17(d) of this Agreement.
"Projections" means Borrowers', on a Consolidated basis, forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Borrowers' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.
"Pro Rata Share" means, as of any date of determination:
(a)with respect to a Lender's obligation to make all or a portion of the Revolving Loans, with respect to such Lender's right to receive payments of interest, fees, and principal with respect to the Revolving Loans, and with respect to all other computations and other matters related to the Revolver Commitments or the Revolving Loans, the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders,
(b)with respect to a Lender's obligation to participate in the Letters of Credit, with respect to such Lender's obligation to reimburse Issuing Bank, and with respect to such Lender's right to receive payments of Letter of Credit Fees, and with respect to all other computations and other matters related to the Letters of Credit, the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders; provided, that if all of the Revolving Loans have been repaid in full and all Revolver Commitments have been terminated, but Letters of Credit remain outstanding, Pro

Rata Share under this clause shall be the percentage obtained by dividing (A) the Letter of Credit Exposure of such Lender, by (B) the Letter of Credit Exposure of all Lenders, and
(c)with respect to all other matters and for all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of this Agreement), the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.1; provided, that if all of the Loans have been repaid in full and all Commitments have been terminated, Pro Rata Share under this clause shall be the percentage obtained by dividing (A) the Letter of Credit Exposure of such Lender, by (B) the Letter of Credit Exposure of all Lenders.
"Protective Advances" has the meaning specified therefor in Section 2.3(d)(i) of this Agreement.
"Purchase Price" means, with respect to any Acquisition, an amount equal to the aggregate consideration, whether cash, property or securities (including the maximum amount of Earn-Outs), paid or delivered by a Loan Party or one of its Subsidiaries in connection with such Acquisition (whether paid at the closing thereof or payable thereafter and whether fixed or contingent), but excluding therefrom (a) any cash of the seller and its Affiliates used to fund any portion of such consideration, and (b) any cash or Cash Equivalents acquired in connection with such Acquisition.
"Qualified Cash" means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of the Loan Parties and their Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States.
"Qualified Equity Interests" means and refers to any Equity Interests issued by Parent (and not by one or more of its Subsidiaries) that is not a Disqualified Equity Interest.
"Qualifying IPO" means the issuance and sale by any Parent Company of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering) pursuant to which net cash proceeds of at least $50,000,000 are received by or contributed to such Parent Company.
"R/C IV" means R/C IV Non-U.S. LOS Corp, a Delaware corporation.
"Real Property" means any estates or interests in real property now owned or hereafter acquired by any Loan Party or one of its Subsidiaries and the improvements thereto.
"Receivables Reserves" means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including Landlord Reserves for books and records locations and reserves for rebates, discounts, warranty claims, and returns) with respect to the Eligible Accounts or the Maximum Revolver Amount.
"Record" means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.
"Reference Period" has the meaning set forth in the definition of EBITDA.
"Refinancing Indebtedness" means refinancings, renewals, or extensions of Indebtedness so long as:
(a)such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto,
(b)such refinancings, renewals, or extensions do not result in a shortening of the final stated maturity or the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially adverse to the interests of the Lenders,
(c)if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness,
(d)the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended,
(e)if the Indebtedness that is refinanced, renewed or extended was unsecured, such refinancing, renewal or extension shall be unsecured, and
(f)if the Indebtedness that is refinanced, renewed, or extended was secured (i) such refinancing, renewal, or extension shall be secured by substantially the same or less collateral as secured such refinanced, renewed or extended Indebtedness on terms no less favorable to Agent or the Lender Group and (ii) the Liens securing such refinancing, renewal or extension shall not have a priority more senior than the Liens securing such Indebtedness that is refinanced, renewed or extended.
"Register" has the meaning set forth in Section 13.1(h) of this Agreement.
"Registered Loan" has the meaning set forth in Section 13.1(h) of this Agreement.
"Related Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.
"Relevant Governmental Body" means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
"Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws.
"Replacement Lender" has the meaning specified therefor in Section 2.13(b) of this Agreement.
"Replacement Notice" has the meaning specified therefor in Section 14.2 of this Agreement.
"Report" has the meaning specified therefor in Section 15.16(a) of this Agreement.
"Required Availability" means that the sum of (a) Excess Availability, plus (b) Qualified Cash exceeds $75,000,000.
"Required Lenders" means, at any time, Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders; provided, that (i) the Revolving
Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Required Lenders, and (ii) at any time there are two or more Lenders (who are not Affiliates of one another or Defaulting Lenders), "Required Lenders" must include at least two Lenders (who are not Affiliates of one another).

"Reserves" means, as of any date of determination, Inventory Reserves, Chemicals Inventory Reserves, Spare Parts Inventory Reserves, Receivables Reserves, Bank Product Reserves, Canadian Priority Payable Reserves and those other reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including reserves with respect to (a) sums that any Loan Party or its Subsidiaries are required to pay under any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, and (b) amounts owing by any Loan Party or its Subsidiaries to any Person to the extent secured by a Lien on, or trust or deemed trust over, any of the Collateral (other than a Permitted Lien), which Lien, trust or deemed trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral) with respect to the Borrowing Base or the Maximum Revolver Amount.
"Resolution Authority" means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
"Restricted Payment" means (a) any declaration or payment of any dividend or the making of any other payment or distribution, directly or indirectly, on account of Equity Interests issued by Parent or any of its Subsidiaries (including any payment in connection with any merger or consolidation involving Parent) or to the direct or indirect holders of Equity Interests issued by Parent or any of its Subsidiaries in their capacity as such (other than dividends or distributions payable in Qualified Equity Interests issued by Parent or any of its Subsidiaries), or (b) any purchase, redemption, making of any sinking fund or similar payment, or other acquisition or retirement for value (including in connection with any merger or consolidation involving Parent) any Equity Interests issued by Parent or any of its Subsidiaries, or (c) any making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of Parent now or hereafter outstanding.
"Restricted Subsidiary" means each Subsidiary of Parent that is not an Unrestricted Subsidiary.
"Revolver Commitment" means, with respect to each Revolving Lender, its Revolver Commitment, and, with respect to all Revolving Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Revolving Lender's name under the applicable heading on Schedule C-1 to this Agreement or in the Assignment and Acceptance pursuant to which such Revolving Lender became a Revolving Lender under this Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of this Agreement, and as such amounts may be decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) hereof, and as such amounts may be increased by the amount of increases in the Revolver Commitments made in accordance with Section 2.17 of this Agreement.

"Revolver Usage" means, as of any date of determination, the sum of (a) the amount of outstanding Revolving Loans (inclusive of Swing Loans and Protective Advances), plus (b) the amount of the Letter of Credit Usage.
"Revolving Lender" means a Lender that has a Revolving Loan Exposure or Letter of Credit Exposure.
"Revolving Loan Exposure" means, with respect to any Revolving Lender, as of any date of determination (a) prior to the termination of the Revolver Commitments, the amount of such Lender's Revolver Commitment, and (b) after the termination of the Revolver Commitments, the aggregate outstanding principal amount of the Revolving Loans of such Lender.
"Revolving Loans" has the meaning specified therefor in Section 2.1(a) of this Agreement.
"S&P" has the meaning specified therefor in the definition of Cash Equivalents.
"Sanctioned Entity" means (a) a country, territory or region or a government of a country, territory or region, (b) an agency of the government of a country, territory or region (c) an organization directly or indirectly controlled by a country, territory or region or its government, or (d) a Person resident in or determined to be resident in a country, territory or region in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country, territory or region sanctions program administered and enforced by OFAC or any other Governmental Authority having jurisdiction over any member of the Lender Group or any Loan Party or any of their respective Subsidiaries or Affiliates.
"Sanctioned Person" means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC's consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above.
"Sanctions" means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United
Nations Security Council, (c) the European Union or any European Union member state, (d) Her
Majesty's Treasury of the United Kingdom, (e) any Governmental Authority of Canada under the Special Economics Measures Act (Canada) or other applicable Canadian legislation or (~~d~~f) any other Governmental Authority with jurisdiction over any member of Lender Group or any Loan Party or any of their respective Subsidiaries or Affiliates.

~~"S&P" has the meaning specified therefor in the definition of Cash Equivalents.~~
"Schlumberger" means Schlumberger Technology Corporation, a Texas corporation.
"SEC" means the United States Securities and Exchange Commission and any
successor thereto.
"Securities Account" means a securities account (as that term is defined in the Code).
"Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.
"Senior Leverage Ratio" means, as of any date of determination, the ratio of (a) the amount of the Borrowers' Revolver Usage plus the aggregate principal amount of any secured Indebtedness incurred pursuant to clauses (r), (s) and (u) of Permitted Indebtedness, as of such date, to (b) the Parent's TTM EBITDA for the period ended as of such date.
"Settlement" has the meaning specified therefor in Section 2.3(e)(i) of this Agreement.
"Settlement Date" has the meaning specified therefor in Section 2.3(e)(i) of this Agreement.
"Shareholder Notes" means the Amended and Restated Liberty Oilfield Services Holdings 2017 Bridge Notes dated as of June 12, 2017, issued by the Parent to R/C IV Liberty Holdings, L.P., R/C Energy IV Direct Partnership, L.P., Spruce Road, LLC and Laurel Road III, LLC, in an aggregate amount equal to $60,761,096.
"Sixth Amendment" means the Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement, dated as of the Sixth Amendment Effective Date, by and among the Loan Parties party thereto, the Lenders party thereto and the Agent.
"Sixth Amendment Effective Date" means October 22, 2021.
"SOFR" with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York's Website.
"Solvent" means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person's debts (including contingent liabilities) is less than all of such Person's assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, (c) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person is "solvent" or not "insolvent", as applicable within the meaning given those terms and similar terms under applicable laws relating to bankruptcy, insolvency, fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).
"Spare Parts Inventory" means all Inventory consisting of parts and supplies held for sale, use or consumption in the ordinary course of the Borrowers' business and satisfactory to Agent in Agent's Permitted Discretion.
"Spare Parts Inventory Reserves" means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including Landlord Reserves) with respect to the Eligible Spare Parts Inventory or the Maximum Facility Amount.
"Specified Account Debtor" ~~has the meaning ascribed thereto in clause (c~~means Account Debtors who are Affiliates solely by virtue of the application of clause (a) of the definition ~~of Eligible Account~~thereof (and are not Affiliates by virtue of any other provision of the definition thereof).
"Specified Debt" means any of the Term Loan Debt, Indebtedness permitted by clause (s) of the definition of Permitted Indebtedness, and, in either case, any Refinancing Indebtedness in respect thereof in accordance with the Intercreditor Agreement or the Additional Term Loan Intercreditor Agreement, as applicable.
"Specified Event of Default" means any Event of Default described in any of Sections 8.1, 8.2(a) (but only with respect to breach of Section 7 of this Agreement), 8.4, or 8.5.
"Specified Transaction" means, any prepayment of Indebtedness, Restricted Payment or Permitted Acquisition.
"Sponsor" means Riverstone Holdings LLC, a Delaware limited liability company.
"Sponsor Affiliated Lender" means financial institutions (including commercial finance companies), investment funds or managed accounts with respect to which Sponsor or an Affiliate of Sponsor is an Affiliate or an advisor or manager in the ordinary course of business, provided, that, (a) no Sponsor Affiliated Lender shall have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof) among the  ~~Administrative~~ Agent or any Lender to which representatives of the Loan Parties are not invited, and (ii) receive any information or material prepared by, or for the use of, the ~~Administrative~~ Agent or any Lender (including, without limitation any commercial finance examinations or appraisals) or any communication by or among ~~Administrative~~ Agent and/or one or more Lenders, except to the extent such information or materials have been made available to any Loan Party or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans), or (iii) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against the ~~Administrative~~ Agent or any other Lender or any of their respective Affiliates with respect to any duties or obligations or alleged duties or obligations of the ~~Administrative~~ Agent or any other such Lender under the Loan Documents and (b) each Sponsor Affiliated Lender in connection with any (A) consent (or decision not to consent) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or in respect of any consent, waiver, vote, or other action in connection with an
Insolvency Proceeding involving a Loan Party, (B) other action on any matter related to any Loan Document or occurring in relation to any Insolvency Proceeding involving a Loan Party, or (C) direction to Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, agrees that, such Lender shall be deemed to have voted (and, at the request of Agent, shall so vote, and if it fails to promptly so vote, Agent shall have a proxy and the right to vote) its interest as a Lender without discretion in the same proportion as Lenders that are not Sponsor Affiliated Lenders in connection with any such matter hereunder, except that (i) the Commitment of a Sponsor Affiliated Lender may not be increased or extended without the consent of such Lender and (ii) Sponsor Affiliated Lenders shall be entitled to vote in connection with any amendment, waiver or consent hereunder that adversely affects the Sponsor Affiliated Lender disproportionately as compared to other affected Lenders. For clarity, except as provided in clause (b) above, if any action requires the consent of any "affected Lender," the Sponsor Affiliated Lender shall be deemed to have consented to such action.
"Standard Letter of Credit Practice" means, for Issuing Bank, any domestic or foreign law or letter of credit practices applicable in the city in which Issuing Bank issued the applicable Letter of Credit or, for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit.
"Subordinated Indebtedness" means any Indebtedness of any Loan Party or its Subsidiaries incurred from time to time that is subordinated in right of payment and lien priority to the Obligations and (a) that is only guaranteed by the Guarantors, (b) that is not subject to scheduled amortization, redemption, sinking fund or similar payment and does not have a final maturity, in each case, on or before the date that is six months after the Maturity Date, (c) that does not include any financial covenants or any covenant or agreement that is more restrictive or onerous on any Loan Party in any material respect than any comparable covenant in this Agreement and is otherwise on terms and conditions reasonably acceptable to Agent, (d) shall be limited to cross-acceleration to designated "senior debt" (including the Obligations), and (e) the terms and conditions of the subordination are reasonably acceptable to Agent.

"Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the Equity Interests having ordinary voting power to elect a majority of the Board of Directors of such corporation, partnership, limited liability company, or other entity. Notwithstanding the foregoing (and except for purposes of Sections 4.13, 4.18, 5.11, 8.2(a) (solely with respect to a breach of Section 5.11) and 8.7, and the definition of Unrestricted Subsidiary contained herein), an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Parent or any of its Subsidiaries for purposes of this Agreement.
"Supermajority Lenders" means, at any time, Revolving Lenders having or holding more than 66 2/3% of the aggregate Revolving Loan Exposure of all Revolving Lenders; provided, that (i) the Revolving Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Supermajority Lenders, and (ii) at any time there are two or more Revolving Lenders (who are not Affiliates of one another), "Supermajority Lenders" must include at least two Revolving Lenders (who are not Affiliates of one another or Defaulting Lenders).
"Supported QFC" has the meaning specified therefor in Section 17.15 of this Agreement.
"Swap Obligation" means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.
"Swing Lender" means Wells Fargo or any other Lender that, at the request of Borrowers and with the consent of Agent agrees, in such Lender's sole discretion, to become the Swing Lender under Section 2.3(b) of this Agreement.
"Swing Loan" has the meaning specified therefor in Section 2.3(b) of this Agreement.
"Swing Loan Exposure" means, as of any date of determination with respect to any Lender, such Lender's Pro Rata Share of the Swing Loans on such date.
"Syndication Agent" has the meaning set forth in the preamble to this Agreement.
"Taxes" means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any ~~political subdivision or taxing authority thereof or therein~~Governmental Authority, and all interest, penalties or additions to tax with respect thereto.
"Term Loan Agent" means U.S. Bank National Association, a national banking association, in its capacities as administrative agent and collateral agent under any of the Term Loan Documents, or any successor administrative agent or collateral agent thereunder.

"Term Loan Agreement" means that certain Credit Agreement, dated as of the Closing Date, by and among the Borrowers, the Parent, Term Loan Lenders, and the Term Loan Agent, as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and with the Intercreditor Agreement or refinanced or replaced in accordance with the Intercreditor Agreement.
"Term Loan Documents" means the Term Loan Agreement and the other "Loan Documents" as defined in the Term Loan Agreement, all as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and with the Intercreditor Agreement or refinanced or replaced in accordance with the Intercreditor Agreement.
"Term Loan Debt" has the meaning provided to the term "Obligations" in the Term Loan Agreement, and any similar term in any amendment, restatement, modification, replacement, refinancing, refunding, renewal or extension thereof in accordance with the Intercreditor Agreement.
"Term Loan Lenders" means the financial institutions party to the Term Loan Agreement, as lenders, and each of their successors and permitted assigns.
"Term Priority Collateral" has the meaning specified therefor in the Intercreditor Agreement.
"Term SOFR" means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
"Total Assets" means the total assets of the Borrowers and their Subsidiaries on a Consolidated basis.
"TTM EBITDA" means, as of any date of determination, EBITDA of Parent determined on a Consolidated basis in accordance with GAAP, for the 12 month period most recently ended.
"UCP" means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any version or revision thereof accepted by Issuing Bank for use.
"UK Financial Institution" means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA
Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
"UK Resolution Authority" means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

"Ultimate Parent" means ~~the issuer under any Qualifying IPO. The Ultimate Parent is currently expected to be~~ Liberty Oilfield Services, Inc., a Delaware corporation.
"Unadjusted Benchmark Replacement" means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
"Unfinanced Capital Expenditures" means Capital Expenditures (a) not financed with the proceeds of any incurrence of Indebtedness (other than the incurrence of any Revolving Loans), the proceeds of any sale or issuance of Equity Interests or equity contributions, the proceeds of any asset sale (other than the sale of Inventory in the ordinary course of business) or any insurance proceeds, and (b) that are not reimbursed by a third person (excluding any Loan Party or any of its Affiliates) in the period such expenditures are made pursuant to a written agreement.
"United States" means the United States of America.
"Unrestricted Subsidiary" means any Subsidiary of ~~any Initial Borrower~~Liberty designated by Administrative Borrower as an Unrestricted Subsidiary hereunder by written notice to Agent; provided, that, Administrative Borrower shall only be permitted to so designate a Subsidiary as an Unrestricted Subsidiary after the Closing Date and so long as each of the following conditions is satisfied: (a) as of the date thereof and after giving effect thereto, no Event of Default exists or has occurred and is continuing, (b) immediately after giving effect to such designation, Borrowers shall be in compliance, on a pro forma basis, with any financial covenants set forth in Section 7, (c) such Subsidiary shall not be a Borrower hereunder, (d) such ~~Unrestricted~~ Subsidiary shall be capitalized (to the extent capitalized by Administrative Borrower or any of its Restricted Subsidiaries) through Investments as permitted by, and in compliance with, Section 6.9, (e) without duplication of clause (~~c~~d), any assets owned by such ~~Unrestricted~~ Subsidiary at the time of the initial designation thereof shall be treated as
Investments pursuant to Section 6.9, (f) no Restricted Subsidiary may be designated as an
Unrestricted Subsidiary if it is a "Restricted Subsidiary" for the purposes of the Term Loan Agreement, and (g) Agent shall have received an officer's certificate executed by an Authorized Person of Administrative Borrower, certifying compliance with the requirements of preceding clauses (a) through (f), and containing the calculations and information required by the preceding clause (b). Administrative Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary for purposes of the Agreement (each, a "Subsidiary Redesignation"); provided, that, (i) as of the date thereof, and after giving effect thereto, no Event of Default exists or has occurred and is continuing, (ii) immediately after giving effect to such Subsidiary Redesignation, Borrowers shall be in compliance, on a pro forma basis, with any financial covenants set forth in Section 7, (iii) Agent shall have received an officer's certificate executed by an Authorized Person of Administrative Borrower, certifying compliance with the requirements of preceding clauses (i) and (ii), and containing the calculations and information required by the preceding clause (ii), and (iv) no Unrestricted Subsidiary that has been designated as a Restricted Subsidiary pursuant to a Subsidiary Redesignation may again be designated as an Unrestricted Subsidiary.

"Unused Line Fee" has the meaning specified therefor in Section 2.10(b) of this Agreement.
"U.S. Guaranty and Security Agreement" means that certain Guaranty and Security Agreement, dated as of the Closing Date, as amended, restated, supplemented or otherwise modified from time to time, by and among Loan Parties (other than the Canadian Guarantors) and Agent.
"U.S. Special Resolution Regimes" has the meaning specified therefor in Section 17.15 of this Agreement.
"Voidable Transfer" has the meaning specified therefor in Section 17.8 of this Agreement.
"Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.
"Withdrawal Liability" means liability with respect to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA
"Write-Down and Conversion Powers" means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule~~.~~, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, that if Administrative Borrower notifies Agent that Borrowers request an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Agent notifies Administrative Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Agent and Borrowers agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Lenders and Borrowers after such Accounting Change conform as nearly as possible to their respective positions immediately before such Accounting Change took effect and, until any such amendments have been agreed upon and agreed to by the Required Lenders, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. When used herein, the term "financial statements" shall include the notes and schedules thereto. Notwithstanding anything to the contrary contained herein, (a) all references to "Borrowers and their Subsidiaries" in connection with any accounting terms, financial covenants and financial statements contained herein shall be deemed to refer to "Ultimate Parent and its Subsidiaries" after a Qualifying IPO, (b) all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards Board's Accounting Standards Codification Topic 825 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof, and (c) the term "unqualified opinion" as used herein to refer to opinions or reports provided by accountants shall mean an opinion or report that is (i) unqualified, and (ii) does not include any explanation, supplemental comment, or other comment concerning the ability of the applicable Person to continue as a going concern or concerning the scope of the audit. Notwithstanding any changes in GAAP after the Closing Date, any lease of the Borrowers or their Subsidiaries that would be characterized as an operating lease under GAAP in effect on the Closing Date (whether such lease is entered into before or after the Closing Date) shall not constitute a Capital Lease under this Agreement or any other Loan Document as a result of such changes in GAAP unless otherwise agreed to in writing by the Administrative Borrower and Agent.
1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, that (a) to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern; and (b) to the extent applicable, any such terms used in this Agreement that are defined in the PPSA shall have the meanings assigned to such terms in the PPSA when used in relation to Collateral subject to the PPSA.
1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the words "province" or "provincial" shall include "territory" or "territorial". Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all Lender Group Expenses that have accrued and are unpaid regardless of whether demand has been made therefor, and (iii) all fees or charges that have accrued hereunder or under any other Loan Document (including the Letter of Credit Fee and the Unused Line Fee) and are unpaid, (b) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, (c) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (d) the receipt by Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys' fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Obligations, (e) the payment or repayment in full in immediately available funds of all other outstanding Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (f) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.
1.5 Time References. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York, New York on such day. For purposes of the computation of a period of time from a specified date to a later specified date, unless otherwise expressly provided, the word "from" means "from and including" and the words "to" and "until" each means "to and including"; provided, that with respect to a computation of fees or interest payable to Agent or any Lender, such period shall in any event consist of at least one full day.
1.6 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.
1.7 Pro Forma Calculation. Whenever pro forma effect is to be given to a Permitted Acquisition, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Administrative Borrower and may include, without duplication, cost savings, operating expense reductions, restructuring charges and expenses and cost-saving synergies resulting from such Permitted Acquisition, in each case calculated in the manner described, and subject to the limitations contained, in the definition of EBITDA.

1.8 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
2.LOANS AND TERMS OF PAYMENT.
2.1Revolving Loans.
(a)Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Revolving Lender agrees (severally, not jointly or jointly and severally) to make revolving loans ("Revolving Loans") to Borrowers in an amount at any one time outstanding not to exceed the lesser of:
(i)such Lender's Revolver Commitment, or
(ii)such Lender's Pro Rata Share of an amount equal to the lesser of:
(A)the amount equal to (1) the Maximum Revolver Amount,
less (2) the sum of (y) the Letter of Credit Usage at such time, plus (z) the principal amount of Swing Loans outstanding at such time, and
(B)the amount equal to (1) the Borrowing Base as of such date (based upon the most recent Borrowing Base Certificate delivered by Borrowers to Agent, as adjusted for Reserves established by Agent in accordance with Section 2.1(c)), less (2) the sum of (x) the Letter of Credit Usage at such time, plus (y) the principal amount of Swing Loans outstanding at such time.
(b)Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Revolving Loans, together with interest accrued and unpaid thereon, shall constitute Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they otherwise become due and payable pursuant to the terms of this Agreement.
(c)Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right (but not the obligation) at any time, in the exercise of its Permitted Discretion, to establish and increase or decrease Reserves and against the Borrowing Base or the Maximum Revolver Amount. The amount of any Reserve established by Agent, and any changes to the eligibility criteria set forth in the definitions of Eligible US Billed Accounts, Eligible US Unbilled Accounts ~~and~~, Eligible US Investment Grade Accounts, Eligible Canadian Billed Accounts, Eligible Canadian Unbilled Accounts, Eligible Canadian Investment Grade Accounts, Eligible Inventory, Eligible Spare Parts Inventory and Eligible Chemicals Inventory shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such ~~reserve~~Reserve or change in eligibility criteria and shall not be duplicative of any other ~~reserve~~Reserve established and currently maintained or eligibility criteria. Upon the establishment or increase in Reserves, Agent agrees to make itself available to discuss the Reserve or increase, and Borrowers may take such action as may be required so that the event, condition, circumstance, or fact that is the basis for such ~~reserve~~Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to Agent in the exercise of its Permitted Discretion. In no event shall such opportunity limit the right of Agent to establish or change such Reserve, unless Agent shall have determined, in its Permitted Discretion, that the event, condition, other circumstance, or fact that was the basis for such Reserve or such change no longer exists or has otherwise been adequately addressed by Borrowers.
2.2[Reserved]
2.3Borrowing Procedures and Settlements.
(a)Procedure for Borrowing Revolving Loans. Each Borrowing shall be made by a written request by an Authorized Person delivered to Agent (which may be delivered through Agent's electronic platform or portal) and received by Agent no later than 2:00 p.m. (i) on the Business Day that is the requested Funding Date in the case of a request for a Swing Loan, (ii) on the Business Day that is one Business Day prior to the requested Funding Date in the case of a request for a Base Rate Loan, and (iii) on the Business Day that is three Business Days prior to the requested Funding Date in the case of all other requests, specifying (A) the amount of such Borrowing, and (B) the requested Funding Date (which shall be a Business Day); provided, that Agent may, in its sole discretion, elect to accept as timely requests that are received later than 2:00 p.m. on the applicable Business Day. All Borrowing requests which are not made on-line via Agent's electronic platform or portal shall be subject to (and unless Agent elects otherwise in the exercise of its sole discretion, such Borrowings shall not be made until the completion of) Agent's authentication process (with results satisfactory to Agent) prior to the funding of any such requested Revolving Loan.
(b)Making of Swing Loans. In the case of a Revolving Loan and so long as any of (i) the aggregate amount of Swing Loans made since the last Settlement Date, minus all payments or other amounts applied to Swing Loans since the last Settlement Date, plus the amount of the requested Swing Loan does not exceed $25,000,000, or (ii) Swing Lender, in its sole discretion, agrees to make a Swing Loan notwithstanding the foregoing limitation, Swing

Lender shall make a Revolving Loan (any such Revolving Loan made by Swing Lender pursuant to this Section 2.3(b) being referred to as a "Swing Loan" and all such Revolving Loans being referred to as "Swing Loans") available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds in the amount of such Borrowing to the Designated Account. Each Swing Loan shall be deemed to be a Revolving Loan hereunder and shall be subject to all the terms and conditions (including Section 3) applicable to other Revolving Loans, except that all payments (including interest) on any Swing Loan shall be payable to Swing Lender solely for its own account. Subject to the provisions of Section 2.3(d)(ii), Swing Lender shall not make and shall not be obligated to make any Swing Loan if Swing Lender has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any Swing Loan. The Swing Loans shall be secured by Agent's Liens, constitute Revolving Loans and Obligations, and bear interest at the rate applicable from time to time to Revolving Loans that are Base Rate Loans.
(c)Making of Revolving Loans.
(i)In the event that Swing Lender is not obligated to make a Swing Loan, then after receipt of a request for a Borrowing pursuant to Section 2.3(a)(i), Agent shall notify the Lenders by telecopy, telephone, email, or other electronic form of transmission, of the requested Borrowing; such notification to be sent on the Business Day that is (A) in the case of a Base Rate Loan, at least one Business Day prior to the requested Funding Date, or (B) in the case of a LIBOR Rate Loan, prior to 2:00 p.m. at least three Business Days prior to the requested Funding Date. If Agent has notified the Lenders of a requested Borrowing on the Business Day that is one Business Day prior to the Funding Date, then each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 1:00 p.m. on the Business Day that is the requested Funding Date. After Agent's receipt of the proceeds of such Revolving Loans from the Lenders, Agent shall make the proceeds thereof available to Borrowers on the applicable
Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided, that subject to the provisions of Section 2.3(d)(ii), no Lender shall have an obligation to make any Revolving Loan, if (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.
(ii)Unless Agent receives notice from a Lender prior to 9:30 a.m. on the Business Day that is the requested Funding Date relative to a requested Borrowing as to which Agent has notified the Lenders of a requested Borrowing that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers a corresponding amount. If, on the requested Funding Date, any Lender shall not have remitted the full amount that it is required to make available to Agent in immediately available funds and if Agent has made available to Borrowers such amount on the requested Funding Date, then such Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, no later than 10:00 a.m. on the Business Day that is the first Business Day after the requested Funding Date (in which case, the interest accrued on such Lender's portion of such Borrowing for the Funding Date shall be for Agent's separate account). If any Lender shall not remit the full amount that it is required to make available to Agent in immediately available funds as and when required hereby and if Agent has made available to Borrowers such amount, then that Lender shall be obligated to immediately remit such amount to Agent, together with interest at the Defaulting Lender Rate for each day until the date on which such amount is so remitted. A notice submitted by Agent to any Lender with respect to amounts owing under this Section 2.3(c)(ii) shall be conclusive, absent manifest error. If the amount that a Lender is required to remit is made available to Agent, then such payment to Agent shall constitute such Lender's Revolving Loan for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Revolving Loans composing such Borrowing.
(d)Protective Advances and Optional Overadvances.
(i)Any contrary provision of this Agreement or any other Loan Document notwithstanding (but subject to Section 2.3(d)(iv)), at any time (A) after the occurrence and during the continuance of a Default or an Event of Default, or (B) that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, Agent hereby is authorized by Borrowers and the Lenders, from time to time, in Agent's sole discretion, to make Revolving Loans to, or for the benefit of, Borrowers, on behalf of the Revolving Lenders, that
Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the
Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations) (the Revolving Loans described in this Section 2.3(d)(i) shall be referred to as "Protective Advances"). Agent's authorization to make Protective Advances may be revoked at any time by the Required Lenders delivering written notice of such revocation to Agent. Any such revocation shall become effective prospectively upon Agent's receipt thereof. Notwithstanding the foregoing, the aggregate amount of all Protective Advances outstanding at any one time shall not exceed 10% of the Borrowing Base.
(ii)Any contrary provision of this Agreement or any other Loan Document notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and either Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Revolving Loans (including Swing Loans) (such Revolving Loans and Swing Loans, the "Intentional Overadvances") to Borrowers notwithstanding that an Overadvance exists or would be created thereby, so long as (A) the aggregate principal amount of Intentional Overadvances outstanding does not exceed 10% of the Borrowing Base, and (B) subject to Section 2.3(d)(iv) below, after giving effect to such Intentional Overadvances, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount; provided, that Agent may (but shall not be obligated to) make Intentional Overadvances in excess of the limitations set forth in the preceding clauses (A) and (B) (subject to Section 2.3(d)(iv) below) if Agent believes that the failure to do so could result in imminent harm to the
Collateral or its value. Agent shall provide notice of Intentional Overadvances to Revolving Lenders as promptly as practicable thereafter. The foregoing provisions are meant for the benefit of the Lenders and Agent and are not meant for the benefit of Borrowers, which shall continue to be bound by the provisions of Section 2.4(e). Agent's and Swing Lender's authorization to make Intentional Overadvances may be revoked at any time by the Required Lenders delivering written notice of such revocation to Agent. Any such revocation shall become effective prospectively upon Agent's receipt thereof.
(iii)Each Protective Advance and each Overadvance (each, an "Extraordinary Advance") shall be deemed to be a Revolving Loan hereunder, except that no
Extraordinary Advance shall be eligible to be a LIBOR Rate Loan. Prior to Settlement of any Extraordinary Advance, all payments with respect thereto, including interest thereon, shall be payable to Agent solely for its own account. Each Revolving Lender shall be obligated to settle with Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such Lender's Pro Rata Share of any Extraordinary Advance. The Extraordinary Advances shall be repayable on demand, secured by Agent's Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Revolving Loans that are Base Rate Loans. The provisions of this Section 2.3(d) are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrowers (or any other Loan Party) in any way.
(iv)Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, no Extraordinary Advance may be made by Agent if such Extraordinary Advance would cause the aggregate Revolver Usage to exceed the Maximum
Revolver Amount or any Lender's Pro Rata Share of the Revolver Usage to exceed such Lender's Revolver Commitments; provided that Agent may make Extraordinary Advances in excess of the foregoing limitations so long as such Extraordinary Advances that cause the aggregate Revolver Usage to exceed the Maximum Revolver Amount or a Lender's Pro Rata Share of the Revolver Usage to exceed such Lender's Revolver Commitments are for Agent's sole and separate account and not for the account of any Lender. No Lender shall have an obligation to settle with Agent for such Extraordinary Advances that cause the aggregate Revolver Usage to exceed the Maximum Revolver Amount or a Lender's Pro Rata Share of the Revolver Usage to exceed such Lender's Revolver Commitments as provided in Section 2.3(e) (or Section 2.3(g), as applicable).
(e)Settlement. It is agreed that each Lender's funded portion of the Revolving Loans is intended by the Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Revolving Loans. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Revolving Loans (including Swing Loans and Extraordinary Advances) shall take place on a periodic basis in accordance with the following provisions:
(i)Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent in its sole discretion (1) on behalf of Swing Lender, with respect to the outstanding Swing Loans, (2) for itself, with respect to the outstanding Extraordinary Advances, and (3) with respect to any Loan Party's or any of their Subsidiaries' payments or other amounts received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 5:00 p.m. on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "Settlement Date"). Such notice of a Settlement
Date shall include a summary statement of the amount of outstanding Revolving Loans (including Swing Loans and Extraordinary Advances) for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(g)): (y) if the amount of the Revolving Loans (including Swing Loans and Extraordinary Advances) made by a Lender that is not a Defaulting Lender exceeds such Lender's Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances) as of a Settlement Date, then Agent shall, by no later than 3:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances), and (z) if the amount of the Revolving Loans (including Swing Loans and Extraordinary Advances) made by a Lender is less than such Lender's Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances) as of a Settlement Date, such Lender shall no later than 3:00 p.m. on the Settlement Date transfer in immediately available funds to Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loans or Extraordinary Advances and, together with the portion of such Swing Loans or Extraordinary Advances representing Swing Lender's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.
(ii)In determining whether a Lender's balance of the Revolving Loans (including Swing Loans and Extraordinary Advances) is less than, equal to, or greater than such Lender's Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances) as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral.
(iii)Between Settlement Dates, Agent, to the extent Extraordinary Advances or Swing Loans are outstanding, may pay over to Agent or Swing Lender, as applicable, any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Extraordinary Advances or Swing Loans. Between Settlement Dates, Agent, to the extent no Extraordinary Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to Swing Lender's Pro Rata Share of the Revolving Loans. If, as of any Settlement Date, payments or other amounts of the Loan Parties or their Subsidiaries received since the then immediately preceding Settlement Date have been applied to Swing Lender's Pro Rata Share of the Revolving Loans other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders (other than a Defaulting Lender if Agent has implemented the provisions of Section 2.3(g)), to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each such Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Extraordinary Advances, and each Lender with respect to the Revolving Loans other than Swing Loans and Extraordinary Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.
(iv)Anything in this Section 2.3(e) to the contrary notwithstanding, in the event that a Lender is a Defaulting Lender, Agent shall be entitled to refrain from remitting settlement amounts to the Defaulting Lender and, instead, shall be entitled to elect to implement the provisions set forth in Section 2.3(g).
(f)Notation. Consistent with Section 13.1(h), Agent, as a non-fiduciary agent for Borrowers, shall maintain a register showing the principal amount and stated interest of the Revolving Loans, owing to each Lender, including the Swing Loans owing to Swing Lender, and Extraordinary Advances owing to Agent, and the interests therein of each Lender, from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate.
(g)Defaulting Lenders.
(i)Notwithstanding the provisions of Section 2.4(b)(iii), Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender's benefit or any proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments (A) first, to Agent to the extent of any Extraordinary Advances that were made by Agent and that were required to be, but were not, paid by Defaulting Lender, (B) second, to Swing Lender to the extent of any Swing Loans that were made by Swing Lender and that were required to be, but were not, paid by the Defaulting Lender, (C) third, to Issuing Bank, to the extent of the portion of a Letter of Credit Disbursement that was required to be, but was not, paid by the Defaulting Lender, (D) fourth, to each Non-Defaulting Lender ratably in accordance with their Commitments (but, in each case, only to the extent that such Defaulting Lender's portion of a Revolving Loan (or other funding obligation) was funded by such other Non-Defaulting Lender), (E) fifth, in Agent's sole discretion, to a suspense account maintained by Agent, the proceeds of which shall be retained by Agent and may be made available to be re-advanced to or for the benefit of Borrowers (upon the request of Borrowers and subject to the conditions set forth in Section 3.2) as if such Defaulting Lender had made its portion of Revolving Loans (or other funding obligations) hereunder, and (F) sixth, from and after the date on which all other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (L) of Section 2.4(b)(iii). Subject to the foregoing, Agent may hold and, in its discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Pro Rata Share in connection therewith) and for the purpose of calculating the fee payable under Section 2.10(b), such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero;

provided, that the foregoing shall not apply to any of the matters governed by Section 14.1(a)(i) through (iii). The provisions of this Section 2.3(g) shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which all of the NonDefaulting Lenders, Agent, Issuing Bank, and Borrowers shall have waived, in writing, the application of this Section 2.3(g) to such Defaulting Lender, or (z) the date on which such Defaulting Lender makes payment of all amounts that it was obligated to fund hereunder, pays to Agent all amounts owing by Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder (on which earlier date, so long as no Event of Default has occurred and is continuing, any remaining cash collateral held by Agent pursuant to Section 2.3(g)(ii) shall be released to Borrowers). The operation of this Section 2.3(g) shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to Agent, Issuing Bank, or to the Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrowers, at their option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (other than Bank Product Obligations, but including (1) all interest, fees, and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Pro Rata Share of its participation in the Letters of Credit); provided, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups' or Borrowers' rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 2.3(g) and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.3(g) shall control and govern.
(ii)If any Swing Loan or Letter of Credit is outstanding at the time that a Lender becomes a Defaulting Lender then:
(A)such Defaulting Lender's Swing Loan Exposure and Letter
of Credit Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all Non-Defaulting Lenders' Pro Rata Share of Revolver Usage plus such Defaulting Lender's Swing Loan Exposure and Letter of Credit Exposure does not exceed the total of all Non-Defaulting Lenders' Revolver Commitments and (y) the conditions set forth in Section 3.2 are satisfied at such time;

(B)if the reallocation described in clause (A) above cannot, or can only partially, be effected, Borrowers shall within one Business Day following notice by the Agent (x) first, prepay such Defaulting Lender's Swing Loan Exposure (after giving effect to any partial reallocation pursuant to clause (A) above), and (y) second, cash collateralize such Defaulting Lender's Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (A) above), pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, for so long as such Letter of Credit Exposure is outstanding; provided, that Borrowers shall not be obligated to cash collateralize any Defaulting Lender's Letter of Credit Exposure if such Defaulting Lender is also Issuing Bank;
(C)if Borrowers cash collateralize any portion of such Defaulting Lender's Letter of Credit Exposure pursuant to this Section 2.3(g)(ii), Borrowers shall not be required to pay any Letter of Credit Fees to Agent for the account of such Defaulting Lender pursuant to Section 2.6(b) with respect to such cash collateralized portion of such Defaulting Lender's Letter of Credit Exposure during the period such Letter of Credit Exposure is cash collateralized;
(D)to the extent the Letter of Credit Exposure of the NonDefaulting Lenders is reallocated pursuant to this Section 2.3(g)(ii), then the
Letter of Credit Fees payable to the Non-Defaulting Lenders pursuant to
Section 2.6(b) shall be adjusted in accordance with such Non-Defaulting Lenders' Letter of Credit Exposure;
(E)to the extent any Defaulting Lender's Letter of Credit Exposure is neither cash collateralized nor reallocated pursuant to this
Section 2.3(g)(ii), then, without prejudice to any rights or remedies of Issuing Bank or any Lender hereunder, all Letter of Credit Fees that would have otherwise been payable to such Defaulting Lender under Section 2.6(b) with respect to such portion of such Letter of Credit Exposure shall instead be payable to Issuing Bank until such portion of such Defaulting Lender's Letter of Credit Exposure is cash collateralized or reallocated;
(F)so long as any Lender is a Defaulting Lender, the Swing Lender shall not be required to make any Swing Loan and Issuing Bank shall not be required to issue, amend, or increase any Letter of Credit, in each case, to the extent (x) the Defaulting Lender's Pro Rata Share of such Swing Loans or Letter of Credit cannot be reallocated pursuant to this Section 2.3(g)(ii), or (y) the Swing Lender or Issuing Bank, as applicable, has not otherwise entered into arrangements reasonably satisfactory to the Swing Lender or Issuing Bank, as applicable, and Borrowers to eliminate the Swing Lender's or Issuing Bank's risk with respect to the Defaulting Lender's participation in Swing Loans or Letters of Credit; and

(G)Agent may release any cash collateral provided by Borrowers pursuant to this Section 2.3(g)(ii) to Issuing Bank and Issuing Bank may apply any such cash collateral to the payment of such Defaulting Lender's Pro Rata Share of any Letter of Credit Disbursement that is not reimbursed by Borrowers pursuant to Section 2.11(d). Subject to Section 17.14, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such NonDefaulting Lender's increased exposure following such reallocation.
    (h)    Independent Obligations. All Revolving Loans (other than Swing Loans and Extraordinary Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loan (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.
    2.4    Payments; Reductions of Commitments; Prepayments.
    (a)    Payments by Borrowers.
(i)Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 1:30 p.m. on the date specified herein. Any payment received by Agent later than 1:30 p.m. shall be deemed to have been received (unless Agent, in its sole discretion, elects to credit it on the date received) on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.
(ii)Unless Agent receives notice from Borrowers prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.
    (b)    Apportionment and Application.

(i)So long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all principal and interest payments received by Agent shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses received by Agent (other than fees or expenses that are for Agent's separate account or for the separate account of Issuing Bank) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee or expense relates.
(ii)Subject to Section 2.4(b)(v), and Section 2.4(e), all payments to be made hereunder by Borrowers shall be remitted to Agent and all such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, to reduce the balance of the Revolving Loans outstanding and, thereafter, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.
(iii)At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows:
(A)first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents and to pay interest and principal on Extraordinary Advances that are held solely by Agent pursuant to the terms of Section 2.3(d)(iv), until paid in full,
(B)second, to pay any fees or premiums then due to Agent
under the Loan Documents, until paid in full,
(C)third, to pay interest due in respect of all Protective Advances, until paid in full,
(D)fourth, to pay the principal of all Protective Advances, until paid in full,
(E)fifth, ratably, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Lenders under the Loan Documents, until paid in full,
(F)sixth, ratably, to pay any fees or premiums then due to any of the Lenders under the Loan Documents, until paid in full,
(G)seventh, to pay interest accrued in respect of the Swing Loans, until paid in full,
(H)eighth, to pay the principal of all Swing Loans, until paid in full,
(I)ninth, ratably, to pay interest accrued in respect of the Revolving Loans (other than Protective Advances), until paid in full,
(J)tenth, ratably
i.ratably, to pay the principal of all
Revolving Loans, until paid in full,
ii.to Agent, to be held by Agent, for the
benefit of Issuing Bank (and for the ratable benefit of each of the Lenders that have an obligation to pay to Agent, for the account of Issuing Bank, a share of each Letter of Credit Disbursement), as cash collateral in an amount up to 105% of the Letter of Credit Usage (to the extent permitted by applicable law, such cash collateral shall be applied to the reimbursement of any Letter of Credit Disbursement as and when such disbursement occurs and, if a Letter of Credit expires undrawn, the cash collateral held by Agent in respect of such Letter of Credit shall, to the extent permitted by applicable law, be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof),
iii.ratably up to the lesser of (y) the
amount of the aggregate Bank Product Reserves then existing, to Agent, and (z) $10,000,000, to be held by Agent, for the ratable benefit of each of the Bank Product
Providers (such ratable benefit for any Bank Product Provider to be calculated by dividing the amount of the aggregate Bank Product Reserves then existing for Bank Products provided by such Bank Product Provider by the amount of the aggregate Bank Product Reserves then existing for all Bank Products) as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Bank Product Obligations owed to the applicable Bank Product Provider (for which a Bank Product Reserve was established and then exists up to the amount of such Bank Product Reserve) as and when such amounts first become due and payable) and, if and at such time as all such Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof,
(K)eleventh, to pay any other Obligations other than Obligations owed to Defaulting Lenders (including being paid, ratably, to the Bank Product Providers on account of all amounts then due and payable in respect of Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Bank Product Obligations owed to the applicable Bank Product Provider as and when such amounts first become due and payable) and, if and at such time as all such Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof),
(L)twelfth, ratably to pay any Obligations owed to Defaulting Lenders; and
(M)thirteenth, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.
(iv)Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e).
(v)In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(ii) shall not apply to any payment made by Borrowers to Agent and specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document.

(vi)For purposes of Section 2.4(b)(iii), "paid in full" of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.
(vii)In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, if the conflict relates to the provisions of Section 2.3(g) and this Section 2.4, then the provisions of Section 2.3(g) shall control and govern, and if otherwise, then the terms and provisions of this Section 2.4 shall control and govern.
    (c)    Reduction of Commitments.
    (i)    Revolver Commitments. The Revolver Commitments shall
terminate on the Maturity Date or earlier termination thereof pursuant to the terms of this Agreement. Borrowers may reduce the Revolver Commitments, without premium or penalty, to an amount (which may be zero) not less than the sum of (A) the Revolver Usage as of such date, plus (B) the principal amount of all Revolving Loans not yet made as to which a request has been given by Borrowers under Section 2.3(a), plus (C) the amount of all Letters of Credit not yet issued as to which a request has been given by Borrowers pursuant to Section 2.11(a). Each such reduction shall be in an amount which is not less than $5,000,000 (unless the Revolver Commitments are being reduced to zero and the amount of the Revolver Commitments in effect immediately prior to such reduction are less than $5,000,000), shall be made by providing not less than 3 Business Days prior written notice to Agent, and shall be irrevocable. The Revolver Commitments, once reduced, may not be increased. Each such reduction of the Revolver Commitments shall reduce the Revolver Commitments of each Lender proportionately in accordance with its ratable share thereof. In connection with any reduction in the Revolver Commitments prior to the Maturity Date, if any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrowers shall deliver to Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the Federal Reserve Board.
(d)Optional Prepayments. Borrowers may prepay the principal of any Revolving Loan at any time in whole or in part, without premium or penalty.
(e)Mandatory Prepayments.

(i)Borrowing Base. If, at any time, (A) the Revolver Usage on such date exceeds (B) the lesser of (x) the Borrowing Base reflected in the Borrowing Base Certificate most recently delivered by Borrowers to Agent, as adjusted for Reserves established by Agent in accordance with Section 2.1(c), or (y) the Maximum Revolver Amount, as adjusted for Reserves established by Agent in accordance with Section 2.1(c), then Borrowers shall immediately prepay the Obligations in accordance with Section 2.4(f)(i)(A) in an aggregate amount equal to the amount of such excess.
(ii)Curative Equity. Within one Business Day of the date of receipt by any Borrowers of the proceeds of any Curative Equity pursuant to Section 9.3, Borrowers shall prepay the outstanding principal of the Obligations in accordance with Section 2.4(f)(ii) in an amount equal to 100% of such proceeds.
    (f)    Application of Payments.
    (i)    (A) Each prepayment pursuant to Section 2.4(e)(i) shall, (1) so long as no Application Event shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Revolving Loans until paid in full, and second, to cash collateralize the Letters of Credit in an amount equal to 105% of the then outstanding Letter of Credit Usage, and (2) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iii), and (B) each prepayment pursuant to Section 2.4(e)(ii) shall (1) so long as no Application Event shall have occurred and be continuing, be applied first, to the outstanding principal amount of the Revolving Loans until paid in full, and second, to cash collateralize the Letters of Credit in an amount equal to 105% of the then outstanding Letter of Credit Usage, and (2) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iii).
    2.5    Promise to Pay; Promissory Notes.
(a)Borrowers agree to pay the Lender Group Expenses on the earlier of (i)
the first day of the month following the date on which the applicable Lender Group Expenses were first incurred, or (ii) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (ii)). Borrowers promise to pay all of the Obligations (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Group Expenses)) in full on the Maturity Date or, if earlier, on the date on which the Obligations (other than the Bank Product Obligations) become due and payable pursuant to the terms of this Agreement. Borrowers agree that their obligations contained in the first sentence of this Section 2.5(a) shall survive payment or satisfaction in full of all other Obligations.
(b)Any Lender may request that any portion of its Commitments or the Loans made by it be evidenced by one or more promissory notes. In such event, Borrowers shall execute and deliver to such Lender the requested promissory notes payable to the order of such

Lender in a form furnished by Agent and reasonably satisfactory to Borrowers. Thereafter, the portion of the Commitments and Loans evidenced by such promissory notes and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein.
    2.6    Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations.
(a) Interest Rates. Except as provided in Section 2.6(c), all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest as follows:
(i)if the relevant Obligation is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin, and
(ii)otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.
(b)Letter of Credit Fee. Borrowers shall pay Agent (for the ratable benefit of the Revolving Lenders), a Letter of Credit fee (the "Letter of Credit Fee") (which fee shall be in addition to the fronting fees and commissions, other fees, charges and expenses set forth in Section 2.11(k)) that shall accrue at a per annum rate equal to the LIBOR Rate Margin times the times the average amount of the Letter of Credit Usage during the immediately preceding month.
(c)Default Rate. (i) Automatically upon the occurrence and during the continuation of an Event of Default under Section 8.4 or 8.5 and (ii) upon the occurrence and during the continuation of any other Event of Default (other than an Event of Default under Section 8.4 or 8.5), at the direction of Agent or the Required Lenders, and upon written notice by Agent to Borrowers of such direction (provided, that such notice shall not be required for any Event of Default under Section 8.1), (A) all Loans and all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest at a per annum rate equal to two percentage points above the per annum rate otherwise applicable thereunder, and (B) the Letter of Credit Fee shall be increased to two percentage points above the per annum rate otherwise applicable hereunder.
(d)Payment. Except to the extent provided to the contrary in Section 2.10, Section 2.11(k) or Section 2.12(a), (i) all interest and all other fees payable hereunder or under any of the other Loan Documents (other than Letter of Credit Fees) shall be due and payable, in arrears, on the first day of each month, (ii) all Letter of Credit Fees payable hereunder, and all fronting fees and all commissions, other fees, charges and expenses provided for in Section 2.11(k) shall be due and payable, in arrears, on the first Business Day of each month, and (iii) all costs and expenses payable hereunder or under any of the other Loan Documents, and all other Lender Group Expenses shall be due and payable on the earlier of (x) the first day of the month following the date on which the applicable costs, expenses, or Lender Group Expenses were first incurred, or (y) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of the following sentence shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (y)). Borrowers hereby authorize Agent, from time to time without prior notice to Borrowers, to charge to the Loan Account (A) on the first day of each month, all interest accrued during the prior month on the Revolving Loans or the hereunder, (B) on the first Business Day of each month, all Letter of Credit Fees accrued or chargeable hereunder during the prior month, (C) as and when incurred or accrued, all fees and costs provided for in Section 2.10(a) or (c), (D) on the first day of each month, the Unused Line Fee accrued during the prior month pursuant to Section 2.10(b), (E) as and when due and payable, all other fees payable hereunder or under any of the other Loan Documents, (F) as and when incurred or accrued, all other Lender Group Expenses, and (G) as and when due and payable all other payment obligations payable under any
Loan Document or any Bank Product Agreement (including any amounts due and payable to the Bank Product Providers in respect of Bank Products). All amounts (including interest, fees, costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any other Loan Document or under any Bank Product Agreement) charged to the Loan Account shall thereupon constitute Revolving Loans hereunder, shall constitute Obligations hereunder, and shall initially accrue interest at the rate then applicable to Revolving Loans that are Base Rate Loans (unless and until converted into LIBOR Rate Loans in accordance with the terms of this Agreement).
(e)Computation. All interest and fees chargeable under the Loan
Documents shall be computed on the basis of a 360 day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.
(f)Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, that anything contained herein to the contrary notwithstanding, if such rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum amount as is allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.
2.7 Crediting Payments. The receipt of any payment item by Agent shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available funds made to Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into Agent's Account on a Business Day on or before 1:30 p.m. If any payment item is received into Agent's Account on a non-Business Day or after 1:30 p.m. on a Business Day (unless Agent, in its sole discretion, elects to credit it on the date received), it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.
2.8 Designated Account. Agent is authorized to make the Revolving Loans and Issuing Bank is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d). Borrowers agree to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Revolving Loans requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrowers, any Revolving Loan or Swing Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account.
2.9 Maintenance of Loan Account; Statements of Obligations. Agent shall maintain an account on its books in the name of Borrowers (the "Loan Account") on which Borrowers will be charged with all Revolving Loans (including Extraordinary Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrowers or for Borrowers' account, the Letters of Credit issued or arranged by Issuing Bank for Borrowers' account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers' account. Agent shall make available to Borrowers monthly statements regarding the Loan Account, including the principal amount of the Revolving Loans, interest accrued hereunder, fees accrued or charged hereunder or under the other Loan Documents, and a summary itemization of all charges and expenses constituting Lender Group Expenses accrued hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after Agent first makes such a statement available to Borrowers, Borrowers shall deliver to Agent written objection thereto describing the error or errors contained in such statement.
    2.10    Fees.
(a)Agent Fees. Borrowers shall pay to Agent, for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter.
(b)Unused Line Fee. Borrowers shall pay to Agent, for the ratable account of the Revolving Lenders, an unused line fee (the "Unused Line Fee") in an amount equal to the Applicable Unused Line Fee Percentage per annum times the result of (i) the aggregate amount of the Revolver Commitments, less (ii) the Average Revolver Usage during the immediately preceding month (or portion thereof), which Unused Line Fee shall be due and payable, in arrears, on the first day of each month from and after the Closing Date up to the first day of the month prior to the date on which the Obligations are paid in full and on the date on which the Obligations are paid in full.
(c)Field Examination and Other Fees. Borrowers shall pay to Agent, field examination, appraisal, and valuation fees and charges, as and when incurred or chargeable, as follows (i) a fee of $1,000 per day, per examiner, plus reasonable and documented out-of-pocket expenses (including travel, meals, and lodging) for each field examination of any Loan Party or its Subsidiaries performed by or on behalf of Agent, and (ii) the reasonable and documented outof-pocket fees, charges or expenses paid or incurred by Agent if it elects to employ the services of one or more third Persons to appraise the Collateral, or any portion thereof; provided, that, so long as no Event of Default shall have occurred and be continuing, Borrowers shall not be obligated to reimburse Agent for more than one (1) field examination and one (1) appraisal of Inventory during any calendar year (except for field examinations and appraisals of Inventory conducted prior to the Closing Date or in connection with a Permitted Acquisition); provided, however, that if Excess Availability is less than the greater of (1) $~~18,750,000~~26,250,000 and (2) 15% of the Line Cap at any time during any calendar year, then Borrowers shall be obligated to reimburse Agent for an additional field examination and appraisal of Inventory during such calendar year.
    2.11    Letters of Credit.
(a)Subject to the terms and conditions of this Agreement, upon the request of Borrowers made in accordance herewith, and prior to the Maturity Date, Issuing Bank agrees to issue a requested standby Letter of Credit or a sight commercial Letter of Credit for the account of Borrowers. By submitting a request to Issuing Bank for the issuance of a Letter of Credit, Borrowers shall be deemed to have requested that Issuing Bank issue the requested Letter of Credit. Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be (i) irrevocable and made in writing by an Authorized Person, (ii) delivered to Agent and Issuing Bank via telefacsimile or other electronic method of transmission reasonably acceptable to Agent and Issuing Bank and reasonably in advance of the requested date of issuance, amendment, renewal, or extension, and (iii) subject to Issuing Bank's authentication procedures with results satisfactory to Issuing Bank. Each such request shall be in form and substance reasonably satisfactory to Agent and Issuing Bank and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as Agent or Issuing Bank may request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that Issuing Bank generally requests for Letters of Credit in similar circumstances. Issuing Bank's records of the content of any such request will be conclusive. Anything contained herein to the contrary notwithstanding, Issuing Bank may, but shall not be obligated to, issue a Letter of Credit that supports the obligations of a Loan Party or one of its Subsidiaries in respect of (x) a lease of real property, or (y) an employment contract.
(b)Issuing Bank shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested issuance:
(i)the Letter of Credit Usage would exceed the Letter of Credit Sublimit, or
(ii)the Letter of Credit Usage would exceed the Maximum Revolver Amount less the outstanding amount of Revolving Loans (including Swing Loans), or
(iii)the Letter of Credit Usage would exceed the Borrowing Base at such time less the outstanding principal balance of the Revolving Loans (inclusive of Swing Loans) at such time.
(c)In the event there is a Defaulting Lender as of the date of any request for the issuance of a Letter of Credit, Issuing Bank shall not be required to issue or arrange for such Letter of Credit to the extent (i) the Defaulting Lender's Letter of Credit Exposure with respect to such Letter of Credit may not be reallocated pursuant to Section 2.3(g)(ii), or (ii) Issuing Bank has not otherwise entered into arrangements reasonably satisfactory to it and Borrowers to eliminate Issuing Bank's risk with respect to the participation in such Letter of Credit of the Defaulting Lender, which arrangements may include Borrowers cash collateralizing such Defaulting Lender's Letter of Credit Exposure in accordance with Section 2.3(g)(ii). Additionally, Issuing Bank shall have no obligation to issue or extend a Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain Issuing Bank from issuing such Letter of Credit, or any law applicable to Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Issuing Bank shall prohibit or request that Issuing Bank refrain from the issuance of letters of credit generally or such Letter of Credit in particular, (B) the issuance of such Letter of Credit would violate one or more policies of Issuing Bank applicable to letters of credit generally, or (C) if amounts demanded to be paid under any Letter of Credit will not or may not be in United States Dollars.
(d)Any Issuing Bank (other than Wells Fargo or any of its Affiliates) shall notify Agent in writing no later than the Business Day prior to the Business Day on which such Issuing Bank issues any Letter of Credit. In addition, each Issuing Bank (other than Wells Fargo or any of its Affiliates) shall, on the first Business Day of each week, submit to Agent a report detailing the daily undrawn amount of each Letter of Credit issued by such Issuing Bank during the prior calendar week. Borrowers and the Lender Group hereby acknowledge and agree that all

Existing Letters of Credit shall constitute Letters of Credit under this Agreement on and after the Closing Date with the same effect as if such Existing Letters of Credit were issued by Issuing Bank at the request of Borrowers on the Closing Date. Each Letter of Credit shall be in form and substance reasonably acceptable to Issuing Bank, including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Bank makes a payment under a Letter of Credit, Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement on the Business Day such Letter of Credit Disbursement is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be a Revolving Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3) and, initially, shall bear interest at the rate then applicable to Revolving Loans that are Base Rate Loans. If a Letter of Credit Disbursement is deemed to be a Revolving Loan hereunder, Borrowers' obligation to pay the amount of such Letter of Credit Disbursement to Issuing Bank shall be automatically converted into an obligation to pay the resulting Revolving Loan. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to Section 2.11(e) to reimburse Issuing Bank, then to such Revolving Lenders and Issuing Bank as their interests may appear.
(e)Promptly following receipt of a notice of a Letter of Credit Disbursement pursuant to Section 2.11(d), each Revolving Lender agrees to fund its Pro Rata Share of any Revolving Loan deemed made pursuant to Section 2.11(d) on the same terms and conditions as if Borrowers had requested the amount thereof as a Revolving Loan and Agent shall promptly pay to Issuing Bank the amounts so received by it from the Revolving Lenders. By the issuance of a Letter of Credit (or an amendment, renewal, or extension of a Letter of Credit) and without any further action on the part of Issuing Bank or the Revolving Lenders, Issuing Bank shall be deemed to have granted to each Revolving Lender, and each Revolving Lender shall be deemed to have purchased, a participation in each Letter of Credit issued by Issuing Bank, in an amount equal to its Pro Rata Share of such Letter of Credit, and each such Revolving Lender agrees to pay to Agent, for the account of Issuing Bank, such Revolving Lender's Pro Rata Share of any Letter of Credit Disbursement made by Issuing Bank under the applicable Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of Issuing Bank, such Revolving Lender's Pro Rata Share of each Letter of Credit Disbursement made by Issuing Bank and not reimbursed by Borrowers on the date due as provided in Section 2.11(d), or of any reimbursement payment that is required to be refunded (or that Agent or Issuing Bank elects, based upon the advice of counsel, to refund) to Borrowers for any reason. Each Revolving Lender acknowledges and agrees that its obligation to deliver to Agent, for the account of Issuing Bank, an amount equal to its respective Pro Rata Share of each Letter of Credit Disbursement pursuant to this Section 2.11(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3. If any such Revolving Lender fails to make available to Agent the amount of such Revolving Lender's Pro Rata Share of a Letter of Credit Disbursement as provided in this Section, such Revolving Lender shall be deemed to be a

Defaulting Lender and Agent (for the account of Issuing Bank) shall be entitled to recover such amount on demand from such Revolving Lender together with interest thereon at the Defaulting Lender Rate until paid in full.
(f)Each Borrower agrees to indemnify, defend and hold harmless each member of the Lender Group (including Issuing Bank and its branches, Affiliates, and correspondents) and each such Person's respective directors, officers, employees, attorneys and agents (each, including Issuing Bank, a "Letter of Credit Related Person") (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Letter of Credit Related Person (other than Taxes, which shall be governed by Section 16) (the "Letter of Credit Indemnified Costs"), and which arise out of or in connection with, or as a result of:
(i)any Letter of Credit or any pre-advice of its issuance;
(ii)any transfer, sale, delivery, surrender or endorsement (or lack thereof) of any Drawing Document at any time(s) held by any such Letter of Credit Related Person in connection with any Letter of Credit;
(iii)any action or proceeding arising out of, or in connection with, any Letter of Credit (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit;
(iv)any independent undertakings issued by the beneficiary of any Letter of Credit;
(v)any unauthorized instruction or request made to Issuing Bank in connection with any Letter of Credit or requested Letter of Credit, or any error, omission, interruption or delay in such instruction or request, whether transmitted by mail, courier, electronic transmission, SWIFT, or any other telecommunication including communications through a correspondent;
(vi)an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated;

(vii)any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds or holder of an instrument or document;
(viii)the fraud, forgery or illegal action of parties other than the Letter of Credit Related Person;
(ix)any prohibition on payment or delay in payment of any amount payable by Issuing Bank to a beneficiary or transferee beneficiary of a Letter of Credit arising out of Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions;
(x)Issuing Bank's performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation;
(xi)any foreign language translation provided to Issuing Bank in connection with any Letter of Credit;
(xii)any foreign law or usage as it relates to Issuing Bank's issuance of a Letter of Credit in support of a foreign guaranty including without limitation the expiration of such guaranty after the related Letter of Credit expiration date and any resulting drawing paid by Issuing Bank in connection therewith; or
    (xiii)    the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of the Letter of Credit Related Person;
provided, that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification under clauses (i) through (x) above to the extent that such Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. Borrowers hereby agree to pay the Letter of Credit Related Person claiming indemnity on demand from time to time all amounts owing under this Section 2.11(f). If and to the extent that the obligations of Borrowers under this Section 2.11(f) are unenforceable for any reason, Borrowers agree to make the maximum contribution to the Letter of Credit Indemnified Costs permissible under applicable law. This indemnification provision shall survive termination of this Agreement and all Letters of Credit.
(g)The liability of Issuing Bank (or any other Letter of Credit Related Person)

under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by Borrowers that are caused directly by Issuing Bank's gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit, or (iii) retaining Drawing Documents presented under a Letter of Credit. Borrowers' aggregate remedies against Issuing Bank and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Borrowers to Issuing Bank in respect of the honored presentation in connection with such Letter of Credit under Section 2.11(d), plus interest at the rate then applicable to Base Rate Loans hereunder. Borrowers shall take action to avoid and mitigate the amount of any damages claimed against Issuing Bank or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by Borrowers as a result of the breach or alleged wrongful conduct complained of, and (y) the amount (if any) of the loss that would have been avoided had Borrowers taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing Issuing Bank to effect a cure.
(h)Borrowers are responsible for the final text of the Letter of Credit as issued by Issuing Bank, irrespective of any assistance Issuing Bank may provide such as drafting or recommending text or by Issuing Bank's use or refusal to use text submitted by Borrowers. Borrowers understand that the final form of any Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by Issuing Bank, and Borrowers hereby consent to such revisions and changes not materially different from the application executed in connection therewith. Borrowers are solely responsible for the suitability of the Letter of Credit for Borrowers' purposes. If Borrowers request Issuing Bank to issue a Letter of Credit for an affiliated or unaffiliated third party (an "Account Party"), (i) such Account Party shall have no rights against Issuing Bank; (ii) Borrowers shall be responsible for the application and obligations under this Agreement; and (iii) communications (including notices) related to the respective Letter of Credit shall be among Issuing Bank and Borrowers. Borrowers will examine the copy of the Letter of Credit and any other documents sent by Issuing Bank in connection therewith and shall promptly notify Issuing Bank (not later than three (3) Business Days following Borrowers' receipt of documents from Issuing Bank) of any non-compliance with Borrowers' instructions and of any discrepancy in any document under any presentment or other irregularity. Borrowers understand and agree that Issuing Bank is not required to extend the expiration date of any Letter of Credit for any reason. With respect to any Letter of Credit containing an "automatic amendment" to extend the expiration date of such Letter of Credit, Issuing Bank, in its sole and absolute discretion, may give notice of nonrenewal of such Letter of Credit and, if Borrowers do not at any time want the then current expiration date of such Letter of Credit to be extended, Borrowers will so notify Agent and Issuing Bank at least 30 calendar days before Issuing Bank is required to notify the beneficiary of such Letter of Credit or any advising bank of such non-extension pursuant to the terms of such Letter of Credit.
(a) Borrowers' reimbursement and payment obligations under this Section 2.11 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including:
(i)any lack of validity, enforceability or legal effect of any Letter of Credit, any Issuer Document, this Agreement, or any Loan Document, or any term or provision therein or herein;
(ii)payment against presentation of any draft, demand or claim for payment under any Drawing Document that does not comply in whole or in part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit;
(iii)Issuing Bank or any of its branches or Affiliates being the beneficiary of any Letter of Credit;
(iv)Issuing Bank or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Letter of Credit even if such Drawing Document claims an amount in excess of the amount available under the Letter of Credit;
(v)the existence of any claim, set-off, defense or other right that any Loan Party or any of its Subsidiaries may have at any time against any beneficiary or transferee beneficiary, any assignee of proceeds, Issuing Bank or any other Person;
(vi)Issuing Bank or any correspondent honoring a drawing upon receipt of an electronic presentation under a Letter of Credit requiring the same, regardless of whether the original Drawing Documents arrive at Issuing Bank's counters or are different from the electronic presentation;
(vii)any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section 2.11(i), constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, any Borrower's or any of its Subsidiaries' reimbursement and other payment obligations and liabilities, arising under, or in connection with, any Letter of Credit, whether against Issuing Bank, the beneficiary or any other Person; or

(viii)the fact that any Default or Event of Default shall have occurred and be continuing;
provided, that subject to Section 2.11(g) above, the foregoing shall not release Issuing Bank from such liability to Borrowers as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against Issuing Bank following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of Borrowers to Issuing Bank arising under, or in connection with, this Section 2.11 or any Letter of Credit.
    (b)    Without limiting any other provision of this Agreement, Issuing Bank and each other Letter of Credit Related Person (if applicable) shall not be responsible to Borrowers for, and Issuing Bank's rights and remedies against Borrowers and the obligation of Borrowers to reimburse Issuing Bank for each drawing under each Letter of Credit shall not be impaired by:
(i)honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary;
(ii)honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary;
(iii)acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit;
(iv)the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than Issuing Bank's determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter of Credit);
(v)acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that Issuing Bank in good faith believes to have been given by a Person authorized to give such instruction or request;

(vi)any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to any Borrower;
(vii)any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any Borrower or any of the parties to the underlying transaction to which the Letter of Credit relates;
(viii)assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place;
(ix)payment to any presenting bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it;
(x)acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where Issuing Bank has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;
(xi)honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by Issuing Bank if subsequently Issuing Bank or any court or other finder of fact determines such presentation should have been honored;
(xii)dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or
(xiii)honor of a presentation that is subsequently determined by Issuing Bank to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons.
(c)Borrowers shall pay immediately upon demand to Agent for the account of Issuing Bank as non-refundable fees, commissions, and charges (it being acknowledged and agreed that any charging of such fees, commissions, and charges to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.11(k)): (i) a fronting fee which shall be imposed by Issuing Bank equal to .250% per annum times the average amount of the Letter of Credit Usage during the immediately preceding month, plus (ii) any and all other customary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, Issuing Bank, or by any adviser, confirming institution or entity or other nominated person, relating to Letters of Credit, at the time of issuance of any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, renewals or cancellations).
(d)If by reason of (x) any Change in Law, or (y) compliance by Issuing Bank or any other member of the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Board of Governors as from time to time in effect (and any successor thereto):
(i)any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued or caused to be issued hereunder or hereby, or any Loans or obligations to make Loans hereunder or hereby, or
(ii)there shall be imposed on Issuing Bank or any other member of the Lender Group any other condition regarding any Letter of Credit, Loans, or obligations to make Loans hereunder, and the result of the foregoing is to increase, directly or indirectly, the cost to Issuing Bank or any other member of the Lender Group of issuing, making, participating in, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay within 30 days after demand therefor, such amounts as Agent may specify to be necessary to compensate Issuing Bank or any other member of the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder; provided, that (A) Borrowers shall not be required to provide any compensation pursuant to this Section 2.11(l) for any such amounts incurred more than 180 days prior to the date on which the demand for payment of such amounts is first made to Borrowers, and (B) if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section 2.11(l), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.
(e)Each standby Letter of Credit shall expire not later than the date that is 12 months after the date of the issuance of such Letter of Credit; provided, that any standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods each of up to one year in duration; provided further, that with respect to any Letter of Credit which extends beyond the Maturity Date, Letter of Credit Collateralization shall be provided therefor on or before the date that is five Business Days prior to the Maturity Date. Each commercial Letter of Credit shall expire on the earlier of (i) 120 days after the date of the issuance of such commercial Letter of Credit and (ii) five Business Days prior to the Maturity Date.
(f)If (i) any Event of Default shall occur and be continuing, or (ii) Availability shall at any time be less than zero, then on the Business Day following the date when the Administrative Borrower receives notice from Agent or the Required Lenders (or, if the maturity of the Obligations has been accelerated, Revolving Lenders with Letter of Credit Exposure representing greater than 50% of the total Letter of Credit Exposure) demanding Letter of Credit Collateralization pursuant to this Section 2.11(n) upon such demand, Borrowers shall provide Letter of Credit Collateralization with respect to the then existing Letter of Credit Usage. If Borrowers are required to provide Letter of Credit Collateralization hereunder as a result of the occurrence of an Event of Default, any cash collateral held by Agent as a result of such Letter of Credit Collateralization shall be returned by Agent to Borrowers promptly, but in no event later than seven Business Days, after such Event of Default has been waived in accordance with this Agreement. If Borrowers fail to provide Letter of Credit Collateralization as required by this Section 2.11(n), the Revolving Lenders may (and, upon direction of Agent, shall) advance, as
Revolving Loans the amount of the cash collateral required pursuant to the Letter of Credit Collateralization provision so that the then existing Letter of Credit Usage is cash collateralized in accordance with the Letter of Credit Collateralization provision (whether or not the Revolver Commitments have terminated, an Overadvance exists or the conditions in Section 3 are satisfied).
(g)Unless otherwise expressly agreed by Issuing Bank and Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit.
(h)Issuing Bank shall be deemed to have acted with due diligence and reasonable care if Issuing Bank's conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement.
(i)In the event of a direct conflict between the provisions of this Section 2.11 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.11 shall control and govern.

(j)The provisions of this Section 2.11 shall survive the termination of this Agreement and the repayment in full of the Obligations with respect to any Letters of Credit that remain outstanding.
(k)At Borrowers' costs and expense, Borrowers shall execute and deliver to Issuing Bank such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by Issuing Bank to enable Issuing Bank to issue any Letter of Credit pursuant to this Agreement and related Issuer Document, to protect, exercise and/or enforce Issuing Banks' rights and interests under this Agreement or to give effect to the terms and provisions of this Agreement or any Issuer Document. Each Borrower irrevocably appoints Issuing Bank as its attorney-in-fact and authorizes Issuing Bank, without notice to Borrowers, to execute and deliver ancillary documents and letters customary in the letter of credit business that may include but are not limited to advisements, indemnities, checks, bills of exchange and issuance documents. The power of attorney granted by the Borrowers is limited solely to such actions related to the issuance, confirmation or amendment of any Letter of Credit and to ancillary documents or letters customary in the letter of credit business. This appointment is coupled with an interest.
    2.12    LIBOR Option.
(a)Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option, subject to Section 2.12(b) below (the "LIBOR Option") to have interest on all or a portion of the Revolving Loans be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a LIBOR Rate Loan, or upon continuation of a LIBOR Rate Loan as a LIBOR Rate Loan) at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto; provided, that subject to the following clauses (ii) and (iii), in the case of any Interest Period greater than three months in duration, interest shall be payable at three month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Period), (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrowers have properly exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, at the written election of Agent or the Required Lenders, Borrowers no longer shall have the option to request that Revolving Loans bear interest at a rate based upon the LIBOR Rate.
(b)LIBOR Election.
(i)Borrowers may, at any time and from time to time, so long as Borrowers have not received a notice from Agent (which notice Agent may elect to give or not give in its discretion unless Agent is directed to give such notice by the Required Lenders, in which case, it shall give the notice to Borrowers), after the occurrence and during the continuance of an Event of Default, to terminate the right of Borrowers to exercise the LIBOR Option during the continuance of such Event of Default, elect to exercise the LIBOR Option by notifying Agent prior to 2:00 p.m. at least three Business Days prior to the commencement of the proposed Interest Period (the "LIBOR Deadline"). Notice of Borrowers' election of the LIBOR Option for a permitted portion of the Revolving Loans and an Interest Period pursuant to this
Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline. Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the affected Lenders.
(ii)Each LIBOR Notice shall be irrevocable and binding on Borrowers. In connection with each LIBOR Rate Loan, each Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense actually incurred by Agent or any Lender as a result of (A) the payment or required assignment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of the occurrence and continuation of an Event of Default), (B) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (C) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, or expenses, "Funding Losses"). A certificate of Agent or a Lender delivered to Borrowers setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.12 shall be conclusive absent manifest error. Borrowers shall pay such amount to Agent or the Lender, as applicable, within 30 days of the date of its receipt of such certificate. If a payment of a LIBOR Rate Loan on a day other than the last day of the applicable Interest Period would result in a Funding Loss, Agent may, in its sole discretion at the request of Borrowers, hold the amount of such payment as cash collateral in support of the Obligations until the last day of such Interest Period and apply such amounts to the payment of the applicable LIBOR Rate Loan on such last day, it being agreed that Agent has no obligation to so defer the application of payments to any LIBOR Rate Loan and that, in the event that Agent does not defer such application, Borrowers shall be obligated to pay any resulting Funding Losses.
(iii)Unless Agent, in its sole discretion, agrees otherwise, Borrowers shall have not more than five LIBOR Rate Loans in effect at any given time. Borrowers may only exercise the LIBOR Option for proposed LIBOR Rate Loans of at least $1,000,000.

(c)Conversion; Prepayment. Borrowers may convert LIBOR Rate Loans to Base Rate Loans or prepay LIBOR Rate Loans at any time; provided, that in the event that
LIBOR Rate Loans are converted or prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any prepayment through the required application by Agent of any payments or proceeds of Collateral in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, each Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with Section 2.12 (b)(ii).
(d)Special Provisions Applicable to LIBOR Rate.
(i)The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs (other than Taxes which shall be governed by Section 16), in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including any Changes in Law and changes in the reserve requirements imposed by the Board of Governors, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrowers and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrowers may, by notice to such affected Lender (A) require such Lender to furnish to Borrowers a statement setting forth in reasonable detail the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (B) repay the LIBOR Rate Loans of such Lender with respect to which such adjustment is made (together with any amounts due under Section 2.12(b)(ii)).
(ii)Subject to the provisions set forth in Section 2.12(d)(iii) below, in the event that any change in market conditions or any Change in Law shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Borrowers and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrowers shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

(iii)Effect of Benchmark Transition Event.
(A)Benchmark Replacement. Notwithstanding anything to the
contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, Agent and Administrative Borrower may amend this Agreement to replace the LIBOR Rate with a Benchmark Replacement. Any such amendment with respect to a
Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent has posted such proposed amendment to all Lenders and Administrative Borrower so long as Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to Agent written notice that such Required Lenders accept such amendment. No replacement of the LIBOR Rate with a Benchmark Replacement pursuant to this Section 2.12(d)(iii) will occur prior to the applicable Benchmark Transition Start Date.
(B)Benchmark Replacement Conforming Changes. In
connection with the implementation of a Benchmark Replacement, Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(C)Notices; Standards for Decisions and Determinations.
Agent will promptly notify Administrative Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes, and (4) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Agent or Lenders pursuant to this Section 2.12(d)(iii) including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.12(d)(iii).

(D)Benchmark Unavailability Period. Upon Administrative Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period, Administrative Borrower may revoke any request for a LIBOR Borrowing of, conversion to or continuation of LIBOR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Administrative Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of Base Rate based upon the LIBOR Rate will not be used in any determination of the Base Rate.
    (e)    No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate.
    2.13    Capital Requirements.
(a)If, after the date hereof, Issuing Bank or any Lender determines that (i)
any Change in Law regarding capital, liquidity or reserve requirements for banks or bank holding companies, or (ii) compliance by Issuing Bank or such Lender, or their respective parent bank holding companies, with any guideline, request or directive of any Governmental Authority regarding capital adequacy or liquidity requirements (whether or not having the force of law), has the effect of reducing the return on Issuing Bank's, such Lender's, or such holding companies' capital or liquidity as a consequence of Issuing Bank's or such Lender's commitments, Loans, participations or other obligations hereunder to a level below that which Issuing Bank, such Lender, or such holding companies could have achieved but for such Change in Law or compliance (taking into consideration Issuing Bank's, such Lender's, or such holding companies' then existing policies with respect to capital adequacy or liquidity requirements and assuming the full utilization of such entity's capital) by any amount deemed by Issuing Bank or such Lender to be material, then Issuing Bank or such Lender may notify Borrowers and Agent thereof. Following receipt of such notice, Borrowers agree to pay Issuing Bank or such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 30 days after presentation by Issuing Bank or such Lender of a statement in the amount and setting forth in reasonable detail Issuing Bank's or such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, Issuing Bank or such Lender may use any reasonable averaging and attribution methods. Failure or delay on the part of Issuing Bank or any Lender to demand compensation pursuant to this Section shall not constitute a waiver of Issuing Bank's or such Lender's right to demand such compensation; provided, that Borrowers shall not be required to compensate Issuing Bank or a Lender pursuant to this Section for any reductions in return incurred more than 180 days prior to the date that Issuing Bank or such Lender notifies Borrowers of such Change in Law giving rise to such reductions and of such Lender's intention to claim compensation therefor; provided further, that if such claim arises by reason of the Change in Law that is retroactive, then the 180day period referred to above shall be extended to include the period of retroactive effect thereof.
(b)If Issuing Bank or any Lender requests additional or increased costs referred to in Section 2.11(l) or Section 2.12(d)(i) or amounts under Section 2.13(a) or sends a notice under Section 2.12(d)(ii) relative to changed circumstances (such Issuing Bank or Lender, an "Affected Lender"), then, at the request of Administrative Borrower, such Affected Lender shall use reasonable efforts to promptly designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Affected Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or would eliminate the illegality or impracticality of funding or maintaining LIBOR Rate Loans, and (ii) in the reasonable judgment of such Affected Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrowers agree to pay all reasonable out-ofpocket costs and expenses incurred by such Affected Lender in connection with any such designation or assignment. If, after such reasonable efforts, such Affected Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate Borrowers' obligation to pay any future amounts to such Affected Lender pursuant to Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or to enable Borrowers to obtain LIBOR Rate Loans, then Borrowers (without prejudice to any amounts then due to such Affected Lender under Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable) may, unless prior to the effective date of any such assignment the
Affected Lender withdraws its request for such additional amounts under Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or indicates that it is no longer unlawful or impractical to fund or maintain LIBOR Rate Loans, may designate a different Issuing Bank or substitute a Lender or prospective Lender, in each case, reasonably acceptable to Agent to purchase the Obligations owed to such Affected Lender and such Affected Lender's commitments hereunder (a "Replacement Lender"), and if such Replacement Lender agrees to such purchase, such Affected Lender shall assign to the Replacement Lender its Obligations and commitments, and upon such purchase by the Replacement Lender, which such Replacement Lender shall be deemed to be "Issuing Bank" or a "Lender" (as the case may be) for purposes of this Agreement and such Affected Lender shall cease to be "Issuing Bank" or a "Lender" (as the case may be) for purposes of this Agreement.
(c)Notwithstanding anything herein to the contrary, the protection of Sections 2.11(l), 2.12(d), and 2.13 shall be available to Issuing Bank and each Lender (as applicable) regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, judicial ruling, judgment, guideline, treaty or other change or condition which shall have occurred or been imposed, so long as it shall be customary for issuing banks or lenders affected thereby to comply therewith. Notwithstanding any other provision herein, neither Issuing Bank nor any Lender shall demand compensation pursuant to this Section 2.13 if it shall not at the time be the general policy or practice of Issuing Bank or such Lender (as the case may

be) to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any.
    2.14    Reserved.
    2.15    Joint and Several Liability of Borrowers.
(a)Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender Group under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.
(b)Each     Borrower,     jointly     and     severally,     hereby     irrevocably     and
unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them. Accordingly, each Borrower hereby waives any and all suretyship defenses that would otherwise be available to such Borrower under applicable law.
(c)If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due, whether upon maturity, acceleration, or otherwise, or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligations until such time as all of the Obligations are paid in full, and without the need for demand, protest, or any other notice or formality.
(d)The Obligations of each Borrower under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of the provisions of this Agreement (other than this Section 2.15(d)) or any other circumstances whatsoever.
(e)Without limiting the generality of the foregoing and except as otherwise expressly provided in this Agreement, each Borrower hereby waives presentments, demands for performance, protests and notices, including notices of acceptance of its joint and several liability, notice of any Revolving Loans, or any Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Agreement, notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any right to proceed against any other Borrower or any other Person, to proceed against or exhaust any security held from any other Borrower or any other Person, to protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Borrower, any other Person, or any collateral, to pursue any other remedy in any member of the Lender Group's or any Bank Product Provider's power whatsoever, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement), any right to assert against any member of the Lender Group or any Bank Product Provider, any defense (legal or equitable), set-off, counterclaim, or claim which each Borrower may now or at any time hereafter have against any other Borrower or any other party liable to any member of the Lender Group or any Bank Product Provider, any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor, and any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Borrower's rights of subrogation, reimbursement, contribution, or indemnity of such Borrower against any other Borrower. Without limiting the generality of the foregoing, each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any other Borrower or any Agent or Lender. Each of the Borrowers waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to each of the Borrowers. Each of the Borrowers waives any defense based on or arising out of any defense of any Borrower or any other Person, other than payment of the Obligations to the extent of such payment, based on or arising out of the disability of any Borrower or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment of the Obligations to the extent of such payment. Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent, any other member of the Lender Group, or any Bank Product Provider may have against any Borrower or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Borrowers hereunder except to the extent the Obligations have been paid.
(f)Each Borrower represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of Borrowers' financial condition and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.
(g)The provisions of this Section 2.15 are made for the benefit of Agent, each member of the Lender Group, each Bank Product Provider, and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of Agent, any member of the Lender Group, any Bank Product Provider, or any of their successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made.
(h)Each Borrower hereby agrees that it will not enforce any of its rights that arise from the existence, payment, performance or enforcement of the provisions of this Section 2.15, including rights of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent, any other member of the Lender Group, or any Bank Product Provider against any Borrower, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or any member of the Lender Group hereunder or under any of the Bank Product Agreements are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor. If any amount shall be paid to any Borrower in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall forthwith be paid to Agent to be credited and applied to the Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Obligations or other amounts payable under this Agreement thereafter arising. Notwithstanding anything to the contrary contained in this Agreement, no Borrower may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Borrower (the "Foreclosed Borrower"), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Borrower whether pursuant to this Agreement or otherwise.
(i)Each of the Borrowers hereby acknowledges and affirms that it understands that to the extent the Obligations are secured by Real Property located in California, the Borrowers shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Property by trustee sale or any other reason impairing such Borrower's right to proceed against any other Loan Party. In accordance with Section 2856 of the California Civil Code or any similar laws of any other applicable jurisdiction, each of the Borrowers hereby waives until such time as the Obligations have been paid in full:
(i)all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the Borrowers by reason of Sections 2787 to 2855, inclusive, 2899, and 3433 of the California Civil Code or any similar laws of any other applicable jurisdiction;
(ii)all rights and defenses that the Borrowers may have because the Obligations are secured by Real Property located in California, meaning, among other things, that: (A) Agent, the other members of the Lender Group, and the Bank Product Providers may collect from the Borrowers without first foreclosing on any real or personal property collateral pledged by any Loan Party, and (B) if Agent, on behalf of the Lender Group, forecloses on any Real Property collateral pledged by any Loan Party, (1) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Lender Group may collect from the Loan Parties even if, by foreclosing on the Real Property collateral, Agent or the other members of the Lender Group have destroyed or impaired any right the Borrowers may have to collect from any other Loan Party, it being understood that this is an unconditional and irrevocable waiver of any rights and defenses the Borrowers may have because the Obligations are secured by Real Property (including, without limitation, any rights or defenses based upon Sections 580a, 580d, or 726 of the California Code of Civil Procedure or any similar laws of any other applicable jurisdiction); and
(iii)all rights and defenses arising out of an election of remedies by Agent, the other members of the Lender Group, and the Bank Product Providers, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed the Borrowers' rights of subrogation and reimbursement against any other Loan Party by the operation of Section 580d of the California Code of Civil Procedure or any similar laws of any other applicable jurisdiction or otherwise.
    2.16    Extensions of Revolver Commitments.
(i)Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an "Extension Offer") made from time to time by Administrative Borrower to all Lenders with Revolver Commitments with a like maturity date, in each case on a pro rata basis (based on the aggregate outstanding principal amount of such Revolver Commitments with a like maturity date) and on the same terms to each such Lender, Borrowers are hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender's Revolver Commitments and otherwise modify the terms of Revolver Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate margin, interest rate floor, all-in yield pricing or fees payable in respect of Revolver Commitments (and related outstandings)) (each, an "Extension," and each portion of Revolver Commitments in each case as so extended, as well as the original Revolver Commitments (in each case not so extended), being a "tranche"; any Extended Revolver Commitments shall constitute a separate tranche of Revolver Commitments from the tranche of Revolver Commitments from which they were converted), in each case, so long as each of the following terms is satisfied: (i) no Event of Default shall have occurred and be continuing at the time the offering document in respect of an Extension Offer is delivered to the Lenders, (ii) except as to interest rate margin, interest rate floor, all-in yield pricing, fees, AHYDO ~~Payments~~payments, optional redemption or prepayment terms, final maturity, and after the final maturity date of the other existing Revolver Commitments, any other covenants and provisions (which shall be determined by Borrowers and the Extending Revolver Lenders and set forth in the relevant Extension Offer), the Revolver Commitment of any Lender (an "Extending Revolver Lender") extended pursuant to an Extension (an "Extended Revolver Commitment"), and the

related outstandings, shall be a Revolver Commitment (or related outstandings, as the case may be) with such other terms substantially identical to, or not more favorable to the Extending Revolver Lenders than those applicable to the Revolver Commitments not subject to such
Extension Offer (and related outstandings); provided, that (1) the borrowing and repayment
(except for (A) payments of interest and fees at different rates on Extended Revolver Commitments (and related outstandings), (B) repayments required upon the maturity date of the non-extending Revolver Commitments, and (C) subject to clause (3) below, repayment made in connection with a permanent repayment and termination of commitments) of Revolving Loans with respect to Extended Revolver Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolver Commitments, (2) all Swing Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with Revolver Commitments in accordance with their percentage of the Revolver Commitments subject to the express terms herein, (3) the permanent repayment of Revolving Loans with respect to, and termination of, Extended Revolver Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolver Commitments, except that Borrowers shall be permitted to permanently repay and terminate commitments of any tranche on a better than a pro rata basis as compared to any other tranche with a later maturity date than such tranche, (4) assignments and participations of Extended Revolver Commitments and extended Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolver Commitments and Revolving Loans, and (5) at no time shall there be Revolver Commitments hereunder (including Extended Revolver Commitments and any original Revolver Commitments) which have more than three different maturity dates, (iii) to the extent that the interest rate margin, interest rate floor, all-in yield pricing or fees are increased for the benefit of any Extending Revolver Lender that is payable prior to the payment in full of the Obligations of Lenders that are not Extending Revolver Lenders under such Extension Offer, such nonextending Lenders have the right to receive the aggregate value of such increase from and after the date that such interest rate margin, interest rate floor, all-in yield pricing or fees (as applicable) accrues in favor of or is payable to any such Extending Revolver Lenders, (iv) if the aggregate principal amount of Revolver Commitments in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Revolver Commitments offered to be extended by Borrowers pursuant to such Extension Offer, then the Revolver Commitments of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings or commitments of record) with respect to which such Lenders have accepted such Extension Offer, (v) Borrowers shall have delivered to Agent such legal opinions, certificates, resolutions and other documents as Agent shall reasonably request with respect to the transactions contemplated by this Section 2.16, (vi) all documentation in respect of such Extension shall be consistent with the foregoing, (vii) the Revolver Commitments extended pursuant to any Extension Offer shall be in a minimum amount of $50,000,000 and increments of $1,000,000 in excess thereof and the aggregate amount of all Revolver Commitments extended pursuant to Extension Offers shall be not less than $125,000,000, and (viii) any Extension made pursuant to any Extension Offer must be consummated within 30 days of such Extension Offer.

(ii)With respect to all Extensions consummated by Borrowers pursuant to this Section 2.16, such Extension shall not constitute voluntary or mandatory payments or prepayments for purposes of this Agreement. Agent and the Lenders hereby consent to the Extensions and the other transactions contemplated by this Section 2.16 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Revolver Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.16.
(iii)No consent of any Lender or Agent shall be required to effectuate any Extension, other than (i) the consent of each Lender agreeing to such Extension with respect to its Revolver Commitments (or a portion thereof), and (ii) with respect to any Extension of the Revolver Commitments, the consent of the Issuing Bank or Swing Lender to the extent the Letter of Credit facility and/or Swing Loan facility is to be extended, which consent shall not be unreasonably withheld, delayed or conditioned. All Extended Revolver Commitments and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize Agent to enter into amendments to this Agreement and the other Loan Documents with the Loan Parties as may be necessary or appropriate in order to establish new tranches or sub-tranches in respect of Revolver Commitments so extended, that reflect the terms and conditions of any such Extension and such technical amendments as may be necessary or appropriate in the reasonable opinion of Agent and Borrowers in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section 2.16. All such amendments entered into with the Loan Parties by Agent hereunder shall be binding and conclusive on the Lenders. In addition, if so provided in such amendment and with the consent of Issuing Bank, participations in Letters of Credit expiring on or after the Maturity Date in respect of the Revolving Loans shall be re-allocated from Lenders holding Revolver Commitments to Lenders holding Extended Revolver Commitments in accordance with the terms of such amendment; provided, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Extended Revolver Commitments, be deemed to be participation interests in respect of such Extended Revolver Commitments and the terms of such participation interests (including, without limitation, the fees applicable thereto) shall be adjusted accordingly. Without limiting the foregoing, in connection with any Extensions the respective Loan Parties shall (at their expense) amend (and Agent is hereby directed to amend) any Mortgage that has a maturity date prior to the then Latest Maturity Date so that such maturity date is extended to the then Latest Maturity Date hereunder (or such later date as may be reasonably advised by local counsel to Agent). On and after the maturity date with respect to the Revolver Commitment and Revolving Loans of any Lender that has not extended its Revolver Commitments and Revolving Loans beyond such maturity date pursuant to this Section 2.16, the Letter of Credit Exposure of such Revolving Lender shall be reallocated to Revolving Lenders that have extended their Revolving Loans and Revolver Commitments beyond such maturity date pro rata in accordance with the Revolver Commitments and Revolving Loans of all Revolving Lenders that have so extended their Revolver Commitments and Revolving Loans. Notwithstanding the provisions of this Section 2.16, Agent shall have the right to resign on the Maturity Date in accordance with Section 15.9.
(iv)In connection with any Extension, Borrowers shall provide Agent at least ten days (or such shorter period as may be agreed by Agent) prior written notice thereof, and shall agree to such procedures (including rendering timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, Agent, in each case acting reasonably to accomplish the purposes of this Section 2.16.
    2.17    Incremental Facilities.
(a)At any time during the period from and after the Sixth Amendment Effective Date through but excluding the date that is the five year anniversary of the Sixth Amendment Effective Date (but prior to the Maturity Date), at the option of Borrowers (but subject to the conditions set forth in clause (b) below), the Revolver Commitments and the Maximum Revolver Amount may be increased by an amount in the aggregate for all such increases of the Revolver Commitments and the Maximum Revolver Amount not to exceed the amount set forth in clause (a) of the definition of Available Revolver Increase Amount (each such increase, an "Increase"); provided, that in no event shall an Increase be in an amount in excess of the Available Revolver Increase Amount. Agent shall invite each Lender to increase its Revolver Commitments (it being understood that no Lender shall be obligated to increase its Revolver Commitments) in connection with a proposed Increase at the interest margin proposed by Borrowers, and if sufficient Lenders do not agree to increase their Revolver Commitments in connection with such proposed Increase, then Agent or Borrowers may invite any prospective lender who is reasonably satisfactory to Agent and Borrowers to become a Lender in connection with a proposed Increase. Any Increase shall be in an amount of at least $25,000,000 and integral multiples of $1,000,000 in excess thereof; provided, that if the remaining Available Revolver Increase Amount is less than $25,000,000, such Increase shall be required to be in the amount of the remaining Available Revolver Increase Amount. In no event may the Revolver Commitments and the Maximum Revolver Amount be increased pursuant to this Section 2.17 on more than three (3) occasions in the aggregate for all such Increases.
(b)Each of the following shall be conditions precedent to any Increase of the Revolver Commitments and the Maximum Revolver Amount:
(i)Agent or Borrowers have obtained the commitment of one or more Lenders (or other prospective lenders) reasonably satisfactory to Agent and Borrowers to provide the applicable Increase and any such Lenders (or prospective lenders), Borrowers, and Agent have signed a joinder agreement to this Agreement (an "Increase Joinder"), in form and substance reasonably satisfactory to Agent, to which such Lenders (or prospective lenders), Borrowers, and Agent are party,
(ii)each of the conditions precedent set forth in Section 3.2 are satisfied,
(iii)in connection with any Increase, if any Loan Party or any of its Subsidiaries owns or will acquire any Margin Stock, Borrowers shall deliver to Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the Federal Reserve Board,
(iv)Borrowers have delivered to Agent updated pro forma Projections (after giving effect to the applicable Increase) for the Loan Parties and their Subsidiaries evidencing compliance on a pro forma basis with Section 7 for the twelve months (on a quarter by quarter basis) immediately following the proposed date of the applicable Increase (calculated as if a Covenant Testing Period was in effect during the entire twelve month period), and
(v)The interest rate margins with respect to the Revolving Loans to be made pursuant to the increased Revolver Commitments shall be the same as the interest rate margin applicable to Revolving Loans hereunder immediately prior to the applicable Increase Date (as defined below).
(c)Unless otherwise specifically provided herein, all references in this Agreement and any other Loan Document to Revolving Loans shall be deemed, unless the context otherwise requires, to include Revolving Loans made pursuant to the increased Revolver Commitments and Maximum Revolver Amount pursuant to this Section 2.17.
(d)Each of the Lenders having a Revolver Commitment prior to the Increase Date (the "Pre-Increase Revolver Lenders") shall assign to any Lender which is acquiring a new or additional Revolver Commitment on the Increase Date (the "Post-Increase Revolver Lenders"), and such Post-Increase Revolver Lenders shall purchase from each Pre-Increase Revolver Lender, at the principal amount thereof, such interests in the Revolving Loans and participation interests in Letters of Credit on such Increase Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in Letters of Credit will be held by Pre-Increase Revolver Lenders and Post-Increase Revolver Lenders ratably in accordance with their Pro Rata Share after giving effect to such increased Revolver Commitments.
(e)The Revolving Loans, Revolver Commitments, and Maximum Revolver Amount established pursuant to this Section 2.17 shall constitute Revolving Loans, Revolver Commitments, and Maximum Revolver Amount under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. Borrowers shall take any actions reasonably required by Agent to ensure and demonstrate that the Liens and security interests granted by the Loan Documents continue to be perfected under the Code or otherwise after giving effect to the establishment of any such new Revolver Commitments and Maximum Revolver Amount.
3.CONDITIONS; TERM OF AGREEMENT.
3.1Conditions Precedent to the Initial Extension of Credit. The obligation of each Lender to make the initial extensions of credit provided for hereunder is subject to the fulfillment, to the satisfaction of Agent and each Lender, of each of the conditions precedent set forth on Schedule 3.1 to this Agreement (the making of such initial extensions of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent).
3.2Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make any Revolving Loans hereunder (or to extend any other credit hereunder) at any time and each Increase under Section 2.17, in each case, shall be subject to the following conditions precedent:
(a)the representations and warranties of each Loan Party or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit or Increase, as applicable, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and
(b)no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit or Increase, as applicable, nor shall either result from the making thereof.
3.3Maturity. The Commitments shall continue in full force and effect for a term ending on the Maturity Date (unless terminated earlier in accordance with the terms hereof).
3.4Effect of Maturity. On the Maturity Date, all commitments of the Lender Group to provide additional credit hereunder shall automatically be terminated and all of the Obligations (other than Hedge Obligations) immediately shall become due and payable without notice or demand and Borrowers shall be required to repay all of the Obligations (other than Hedge Obligations) in full. No termination of the obligations of the Lender Group (other than payment in full of the Obligations and termination of the Commitments) shall relieve or discharge any Loan Party of its duties, obligations, or covenants hereunder or under any other Loan Document and Agent's Liens in the Collateral shall continue to secure the Obligations and shall remain in effect until all Obligations have been paid in full. When all of the Obligations have been paid in full, Agent will, at Borrowers' sole expense, execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent's Liens and all notices of security interests and liens previously filed by Agent.
3.5Early Termination by Borrowers. Borrowers have the option, at any time upon ten Business Days prior written notice to Agent, to repay all of the Obligations in full and terminate the Commitments. The foregoing notwithstanding, (a) Borrowers may rescind termination notices relative to proposed payments in full of the Obligations with the proceeds of third party Indebtedness if the closing for such issuance or incurrence does not happen on or before the date of the proposed termination (in which case, a new notice shall be required to be sent in connection with any subsequent termination), and (b) Borrowers may extend the date of termination at any time with the consent of Agent (which consent shall not be unreasonably withheld or delayed).
3.6Conditions Subsequent. The obligation of the Lender Group (or any member thereof) to continue to make Revolving Loans (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of the conditions subsequent set forth on Schedule 3.6 to this Agreement (the failure by Borrowers to so perform or cause to be performed such conditions subsequent as and when required by the terms thereof (unless such date is extended, in writing, by Agent, which Agent may do without obtaining the consent of the other members of the Lender Group), shall constitute an Event of Default).
3.7MIRE Events. Each of the parties hereto acknowledges and agrees that, if there are any Mortgaged Properties, any increase, extension or renewal of any of the Commitments or Loans (including any Increase) or any other incremental or additional credit facilities hereunder, but excluding (i) any continuation or conversion of borrowings, (ii) the making of any Revolving Loans, or (iii) the issuance, renewal or extension of Letters of Credit shall be subject to and conditioned upon: (1) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Mortgaged Properties as required by the Flood Laws and as otherwise reasonably required by the Agent and (2) the Agent shall have received written confirmation from the Lenders that flood insurance due diligence and flood insurance compliance have been completed by the Lenders (such written confirmation not to be unreasonably conditioned, withheld or delayed).
4.REPRESENTATIONS AND WARRANTIES.
In order to induce the Lender Group to enter into this Agreement, each of Parent and each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Revolving Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Revolving Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date), and such representations and warranties shall survive the execution and delivery of this Agreement:
4.1Due Organization and Qualification; Subsidiaries.
(a)Each Loan Party and each of its Subsidiaries (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any ~~state~~jurisdiction where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.
(b)Set forth on Schedule 4.1(b) to this Agreement (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement) is a complete and accurate description of the authorized Equity Interests of each

Loan Party, by class, and, as of the ~~Closing~~Sixth Amendment Effective Date, a description of the number of shares of each such class that are issued and outstanding.
(c)Set forth on Schedule 4.1(c) to this Agreement (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement), is a complete and accurate list of the Loan Parties' direct and indirect Subsidiaries, showing: (i) the number of shares of each class of common and preferred Equity Interests authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Parent. All of the outstanding Equity Interests of each such Subsidiary has been validly issued and is fully paid and non-assessable.
(d)Except as set forth on Schedule 4.1(d) to this Agreement, there are no subscriptions, options, warrants, or calls relating to any shares of any Loan Party's or any of its Subsidiaries' Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument. Except as set forth on Schedule 4.1(d) to this Agreement, no Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or any security convertible into or exchangeable for any of its Equity Interests.
4.2Due Authorization; No Conflict.
(a)As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party.
(b)As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, provincial, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party, other than consents or approvals that have been obtained and that are still in force and effect or consents or approvals, the failure of which to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect.

4.3Governmental Consents. The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date.
4.4Binding Obligations; Perfected Liens.
(a)Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
(b)Agent's Liens are validly created, perfected (other than (i) money, (ii)
letter-of-credit rights (other than supporting obligations), (iii) commercial tort claims (other than those that, by the terms of the applicable Guaranty and Security Agreement, are required to be perfected), and (iv) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 7(k)(iv) of the applicable Guaranty and Security Agreement, and subject only to the filing of financing statements, in each case, in the appropriate filing offices), and first priority Liens, subject only to Permitted Liens which are non-consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness, or the interests of lessors under Capital Leases and in the case of Term Priority Collateral, subject to Liens permitted under clause (t) of the definition of Permitted Liens.
4.5Title to Assets; No Encumbrances. Each of the Loan Parties and its Subsidiaries has (a) good, sufficient and legal title to (in the case of fee interests in Real Property, including the Mortgaged Properties), (b) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (c) good and marketable title to (in the case of all other personal property), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby. All of such assets are free and clear of Liens except for Permitted Liens.
4.6Litigation.
(a)There are no actions, suits, or proceedings pending or, to the knowledge of any Borrower, threatened in writing against a Loan Party or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.
(b)Schedule 4.6(b) to this Agreement sets forth a complete and accurate description of each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $1,000,000 that, as of the ~~Closing~~Sixth Amendment Effective Date, is pending or, to the knowledge of any Borrower, threatened in writing against a Loan Party or any of its Subsidiaries.
4.7Compliance with Laws. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
4.8No Material Adverse Effect. All historical financial statements relating to the Loan Parties and their Subsidiaries that have been delivered by Borrowers to Agent have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the Loan Parties' and their Subsidiaries' Consolidated financial condition as of the date thereof and results of operations for the period then ended. Since December 31, ~~2016~~2020, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Effect.
4.9Solvency.
(a)The Loan Parties, taken as a whole, are Solvent.
(b)No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.
4.10Employee Benefits.
(a)Except as set forth on Schedule 4.10, no Loan Party, none of their Subsidiaries, nor any of their ERISA Affiliates maintains or contributes to any Pension Plan.

(b)Each Loan Party and each of the ERISA Affiliates has complied with ERISA, the IRC and all applicable laws regarding each Employee Benefit Plan, except for such compliance failures that, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(c)Each Employee Benefit Plan (other than a Multiemployer Plan) is, and has been, maintained in compliance with ERISA, the IRC, all applicable laws and the terms of each such Employee Benefit Plan, except for such compliance failures that, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(d)Each Employee Benefit Plan (other than a Multiemployer Plan) that is intended to qualify under Section 401(a) of the IRC has received a favorable determination letter from the Internal Revenue Service or is entitled to rely on an opinion or advisory letter provided under a volume submitted or prototype program. To the knowledge of each Loan Party and the ERISA Affiliates, nothing has occurred which could reasonably be expected to prevent, or cause the loss of, such qualification.
(e)No liability to the PBGC (other than for the payment of current premiums which are not past due) by any Loan Party or ERISA Affiliate has been incurred or is reasonably expected by any Loan Party or ERISA Affiliate to be incurred with respect to any Pension Plan.
(f)No Notification Event exists or has occurred in the past six (6) years, except for such events that either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect.
(g)No Loan Party or ERISA Affiliate has provided any security under Section 436 of the IRC.
(h)The Canadian Pension Plans are duly registered under the Canada Tax Act and all other applicable laws which require registration. Each Loan Party has complied with and performed all of its obligations in all material respects under and in respect of the Canadian Pension Plans under the terms thereof, any funding agreements and all applicable laws (including any fiduciary, funding, investment and administration obligations), except for such compliance failures that, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All employer and employee payments, contributions or premiums to be remitted, paid to or in respect of each Canadian Pension Plan have been paid in a timely fashion in accordance with the terms thereof, any funding agreement and all requirements of applicable law, except for such compliance failures that, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. There have been no improper withdrawals or applications of the assets of the Canadian Pension Plans, except for such compliance failures that, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. There are no outstanding disputes concerning the assets of the Canadian Pension Plans except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each of the Canadian Pension Plans is fully funded on a solvency basis (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable Governmental Authorities and which are consistent with generally accepted actuarial principles), except for such compliance failures that, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Canadian Pension Event has occurred. No Loan Party maintains or contributes or has any liability with respect to a Canadian Defined Benefit Plan or Canadian Multi-Employer Plan.
4.11Environmental Condition. Except as set forth on Schedule 4.11 to this Agreement or as could not reasonably be expected to have a Material Adverse Effect, (a) to each Borrower's knowledge, no Loan Party's nor any of its Subsidiaries' properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to each Borrower's knowledge, no Loan Party's nor any of its Subsidiaries' properties or assets has ever been designated or listed as a Hazardous Materials disposal site under applicable Environmental Laws, (c) no Loan Party nor any of its Subsidiaries has received written notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party or its Subsidiaries, and (d) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability.
4.12Complete Disclosure. All factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers' industry) furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender (including all information contained in the
Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers' industry) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Projections delivered to Agent on April 3, 2017 represent, and as of the date on which any other Projections are delivered to Agent, such additional

Projections represent, Borrowers' good faith estimate, on the date such Projections are delivered, of the Loan Parties' and their Subsidiaries' future performance for the periods covered thereby based upon assumptions believed by Borrowers to be reasonable at the time of the delivery thereof to Agent (it being understood that such Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and their Subsidiaries, and no assurances can be given that such Projections will be realized, and although reflecting Borrowers' good faith estimate, projections or forecasts based on methods and assumptions which Borrowers believed to be reasonable at the time such Projections were prepared, are not to be viewed as facts, and that actual results during the period or periods covered by the Projections may differ materially from projected or estimated results). The Beneficial Ownership Certification most recently delivered to Agent and the Lenders, as may be updated or replaced from time to time, is true and correct in all respects.
4.13Patriot Act. To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001, as amended) (the "Patriot Act").
4.14Indebtedness. Set forth on Schedule 4.14 to this Agreement is a true and complete list of all Indebtedness of each Loan Party and each of its Subsidiaries outstanding immediately prior to the Closing Date (other than unsecured Permitted Indebtedness outstanding immediately prior to the Closing Date with respect to any one transaction or a series of related transactions in an amount not to exceed $1,000,000; provided, that all such Permitted Indebtedness, in the aggregate, shall not exceed $5,000,000) that is to remain outstanding immediately after giving effect to the closing hereunder on the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date.
4.15Payment of Taxes. Except for failures that could not reasonably be expected, either individually or in the aggregate to result in a Material Adverse Effect, all Tax returns and reports of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed, and all Taxes shown on such Tax returns to be due and payable and all other Taxes upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable except those subject to a Permitted Protest. Each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP for all material Taxes not yet due and payable. No Borrower knows of any proposed material Tax assessment against a Loan Party or any of its Subsidiaries that is not being actively contested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided, that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

4.16Margin Stock. Neither any Loan Party nor any of its Subsidiaries owns any Margin Stock or is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the loans made to Borrowers will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors. Neither any Loan Party nor any of its Subsidiaries expects to acquire any Margin Stock.
4.17Governmental Regulation. No Loan Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is a "registered investment company" or a company "controlled" by a "registered investment company" or a "principal underwriter" of a "registered investment company" as such terms are defined in the Investment Company Act of 1940.
4.18OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws.
No Loan Party or any of its Subsidiaries is in violation of any Sanctions. No Loan Party nor any of its Subsidiaries nor any officer or director of such Loan Party or such Subsidiary nor, to the knowledge of such Loan Party, any employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in
Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries and their respective officers and directors, and to the knowledge of each such Loan Party, each employee, agent and Affiliate of each such Loan Party and each such Subsidiary, is in compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any Loan made or Letter of Credit issued hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti-Corruption Law or Anti-Money Laundering Law by any Person (including any Lender, Bank Product Provider, or other individual or entity participating in any transaction). This Section 4.18 shall not be interpreted or applied in relation to any Canadian Guarantor to the extent that the representations made under this Section 4.18 violate, or would result in a breach of, the Foreign Extraterritorial Measures Act (Canada).
4.19Employee and Labor Matters. There is (i) no unfair labor practice complaint pending or, to the knowledge of any Borrower, threatened in writing against any Loan Party or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened in writing against any Loan Party or its Subsidiaries which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or its Subsidiaries that could reasonably be expected to result in a material liability, or (iii) to the knowledge of any Borrower, no union representation question existing with respect to the employees of any Loan Party or its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any Loan Party or its Subsidiaries. None of any Loan Party or its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state or other law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance, employer contributions and employee remittances on account of statutory pension plans and employment insurance and other benefits have been paid or remitted when due or accrued as a liability on the books of Parent, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
4.20Parent as a Holding Company. Parent is a holding company and does not have any material liabilities (other than liabilities arising under the Loan Documents and the Term Loan Documents), own any material assets (other than (i) in the case of Ultimate Parent, the Equity Interests of New Holdco and R/C IV, (ii) in the case R/C IV, the Equity Interests of New Holdco, and (iii) in the case of New Holdco, (x) the Equity Interests of Borrowers and (y) the Equity Interests of any "resulting company" of the Permitted Liberty Statutory Division, so long as, promptly following such Permitted Liberty Statutory Division, such "resulting company" becomes a direct or indirect Subsidiary of Liberty), or engage in any operations or business (other than (i) in the case of Ultimate Parent, the ownership of New Holdco and R/C IV and their
Subsidiaries, (ii) in the case of R/C IV, the ownership of New Holdco and its Subsidiaries, and (iii) in the case of New Holdco, (x) the ownership of Borrowers and their Subsidiaries~~).~~ and (y) the Equity Interests of any "resulting company" of the Permitted Liberty Statutory Division, so long as, promptly following such Permitted Liberty Statutory Division, such "resulting company" becomes a direct or indirect Subsidiary of Liberty).
4.21Leases. Each Loan Party and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the applicable Loan Party or its Subsidiaries exists under any of them.
4.22Eligible Accounts. As to each Account that is identified by Borrowers as an Eligible Investment Grade Account, Eligible Unbilled Account or Eligible Billed Account in a Borrowing Base Certificate submitted to Agent, such Account is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of a Borrower's business, (b) owed to a Borrower without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (c) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Canadian Investment Grade Account, Eligible US Investment Grade Account, Eligible Canadian Unbilled Account, Eligible US Unbilled Account, Eligible Canadian Billed Account or Eligible US Billed Account, as applicable.
4.23Eligible Inventory; Eligible Chemicals Inventory; Eligible Spare Parts Inventory. As to each item of Inventory that is identified by Borrowers as Eligible Finished Goods Inventory, ~~or~~ Eligible Raw Materials Inventory, Eligible Chemicals Inventory or Eligible Spare Parts Inventory in a Borrowing Base Certificate submitted to Agent, such Inventory is (a) of good and merchantable quality, free from known defects, and (b) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the ~~definition~~definitions of Eligible Inventory, Eligible Chemicals Inventory or Eligible Spare Parts Inventory, as applicable.
4.24Location of Inventory. The Inventory of Borrowers and their Subsidiaries is located only at, or in-transit between or temporarily at a customer's location in connection with the providing of services to such customer, the locations identified on Schedule 4.25 to this Agreement (as such Schedule may be updated pursuant to Section 5.14).
4.25Inventory Records. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality, and quantity of its and its Subsidiaries' Inventory and the book value thereof.
4.26Hedge Agreements. On each date that any Hedge Agreement is executed by any Hedge Provider, Borrower and each other Loan Party satisfy all eligibility, suitability and other requirements under the Commodity Exchange Act (7 U.S.C. § 1, et seq., as in effect from time to time) and the Commodity Futures Trading Commission regulations.
4.27Material Contracts. Schedule 4.27 sets forth all Material Contracts to which any Loan Party is a party as of the ~~Closing~~Sixth Amendment Effective Date. The Loan Parties have delivered true, correct and complete copies of such Material Contracts to the Agent on or before the Sixth Amendment Closing Date, subject to confidentiality restrictions contained therein. The Loan Parties are not in breach or in default of or under any Material Contract which would reasonably likely result in a Material Adverse Effect and have not received any written notice of the intention of any other party thereto to terminate any Material Contract prior to the end of its current term.

4.28Term Loan Documents. As of the ~~Closing~~Sixth Amendment Effective Date, the Loan Parties have delivered to Agent and Lenders a complete and correct copy of the Term Loan Documents (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith, but excluding the fee letter entered into by the Term Loan Agent in connection with the Term Loan Documents). All Obligations constitute Indebtedness entitled to the benefits of the lien subordination and other intercreditor provisions contained in the Intercreditor Agreement.
5.AFFIRMATIVE COVENANTS.
Each of Parent and each Borrower covenants and agrees that, until the termination of all of the Commitments and payment in full of the Obligations:
5.1Financial Statements, Reports, Certificates. Borrowers (a) will deliver to Agent, with copies to each Lender, each of the financial statements, reports, and other items set forth on Schedule 5.1 to this Agreement no later than the times specified therein, (b) agree that no Subsidiary of a Loan Party will have a fiscal year different from that of Parent, (c) agree to maintain a system of accounting that enables Borrowers to produce financial statements in accordance with GAAP, and (d) agree that they will, and will cause each other Loan Party to, (i) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to their and their Subsidiaries' sales, and (ii) maintain their billing systems and practices substantially as in effect as of the Closing Date and shall only make material modifications thereto with notice to, and with the consent of, Agent.
5.2Reporting. Borrowers (a) will deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the reports set forth on Schedule 5.2 to this Agreement at the times specified therein, and (b) agree to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth on such Schedule.
5.3Existence. Except as otherwise permitted under Section 6.3 or Section 6.4, each Loan Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect such Person's valid existence and good standing in its jurisdiction of organization and, except as could not reasonably be expected to result in a Material Adverse Effect, good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses.
5.4Maintenance of Properties. Each Loan Party will, and will cause each of its Subsidiaries to, maintain and preserve all of its assets that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, casualty, and condemnation and Permitted Dispositions excepted (and except where the failure to so maintain and preserve assets could not reasonably be expected to result in a Material Adverse Effect).
5.5Taxes. Except for failures that would not reasonably be expected either individually or in the aggregate to result in a Material Adverse Effect, each Loan Party will, and will cause each of its Subsidiaries to, pay in full before delinquency or before the expiration of any extension period all Taxes imposed, levied, or assessed against it, or any of its assets or in respect of any of its income, businesses, or franchises, other than to the extent that the validity of such Tax is the subject of a Permitted Protest.
5.6Insurance.
(a)Each Loan Party will, and will cause each of its Subsidiaries to, at Borrowers' expense, maintain insurance respecting each of each Loan Party's and its Subsidiaries' assets wherever located, covering liabilities, losses or damages as are customarily are insured against by other Persons engaged in same or similar businesses and similarly situated and located. All such policies of insurance shall be with financially sound and reputable insurance companies acceptable to Agent (it being agreed that, as of the Closing Date, Liberty Insurance Company is acceptable to Agent) and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and, in any event, in amount, adequacy, and scope reasonably satisfactory to Agent (it being agreed that the amount, adequacy, and scope of the policies of insurance of Borrowers in effect as of the Closing Date are acceptable to Agent). All property insurance policies are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard lender's loss payable endorsement with a standard noncontributory "lender" or "secured party" clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders' interest in the Collateral and to any payments to be made under such policies. All certificates of property and general liability insurance are to be delivered to Agent, with the lender's loss payable and additional insured endorsements in favor of Agent and shall provide for not less than thirty days (ten days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation. If any Loan Party or its Subsidiaries fails to maintain such insurance, Agent may arrange for such insurance, but at Borrowers' expense and without any responsibility on Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Borrowers shall give Agent prompt notice of any loss exceeding $1,000,000 covered by the casualty or business interruption insurance of any Loan Party or its Subsidiaries. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.
(b)With respect to each Mortgaged Property that is located in an area identified by the Federal Emergency Management Agency (or any successor agency thereto) as a "special flood hazard area" with respect to which flood insurance has been made available under the Flood Laws, the applicable Loan Party (a) shall obtain and maintain with financially sound and reputable insurance companies (except to the extent that any insurance company insuring such Mortgaged Property of such Loan Party ceases to be financially sound and reputable after the Closing Date, in which case such Loan Party shall promptly replace such insurance company with a financially sound and reputable insurance company), such flood insurance in such reasonable total amount as the Agent and the Lenders may from time to time reasonably require and otherwise sufficient to comply with all applicable rules and regulations promulgated under the Flood Insurance Laws and (b) promptly upon request of the Agent or any Lender, shall deliver to the Agent or such Lender as applicable, evidence of such compliance in form and substance reasonably acceptable to the Agent or such Lender, including, without limitation, evidence of annual renewals of such flood insurance.
5.7Inspection.
(a)Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent, any Lender, and each of their respective duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees (provided, that an authorized representative of a Borrower shall be allowed to be present) at such reasonable times and intervals as Agent or any Lender, as applicable, may designate and, so long as no Default or Event of Default has occurred and is continuing, with reasonable prior notice to Borrowers and during regular business hours, at Borrowers' expense in accordance with the provisions of the Fee Letter, subject to the limitations set forth below in Section 5.7(c).
(b)Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent and each of its duly authorized representatives or agents to conduct field examinations, appraisals or valuations at such reasonable times and intervals as Agent may designate, at Borrowers' expense in accordance with the provisions of the Fee Letter, subject to the limitations set forth in Section 2.10(c).
5.8Compliance with Laws. Each Loan Party will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the noncompliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. ~~If at any time the area in which any Real Property that is subject to a Mortgage is located is designated a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount and on terms that are satisfactory to Agent and all Lenders from time to time, and otherwise comply with the Flood Laws or as is otherwise satisfactory to Agent and all Lenders.~~
5.9Environmental. Each Loan Party will, and will cause each of its Subsidiaries to,
(a)Keep any property either owned or operated by any Loan Party or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens,
(b)Comply with Environmental Laws other than Environmental Laws the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect,
(c)Promptly notify Agent of any release of which any Loan Party has knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Loan Party or its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, other than releases which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and
(d)Promptly, but in any event within ten Business Days of its receipt thereof, provide Agent with written notice of any of the following to the extent, in the case of clauses (ii) and (iii), any of the following could reasonably be expected to have a Material Adverse Effect: (i) notice that an Environmental Lien has been filed against any of the real or personal property of a Loan Party or its Subsidiaries, (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against a Loan Party or its Subsidiaries, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Authority.
5.10Disclosure Updates. Each Loan Party will, promptly and in no event later than five Business Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to Agent or the Lenders contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto.
5.11Formation of Subsidiaries. Each Loan Party will~~,~~ (a) ~~at the time that any~~if such Loan Party forms ~~any direct or indirect Subsidiary,~~or acquires any direct or indirect Subsidiary ~~after the Closing Date~~(including as a result of the Permitted Liberty Statutory Division), (b) ~~at any time when~~if any direct or indirect Subsidiary of ~~a~~such Loan Party that previously was an Unrestricted Subsidiary becomes a Restricted Subsidiary~~, or (c) at any time when~~ as a result of a Subsidiary Redesignation or if such Unrestricted Subsidiary otherwise fails to constitute an Unrestricted Subsidiary hereunder, or (c) if any direct or indirect Subsidiary of ~~a~~such Loan Party that was previously an Excluded Subsidiary pursuant to clause (b) or (c) of the definition thereof ceases to be an Excluded Subsidiary, within fifteen days of such event (or such later date as permitted by Agent in its sole discretion) ~~(a)~~, unless such Subsidiary is an Excluded Subsidiary, (i) cause such ~~new~~ Subsidiary to (~~i~~A) if such Subsidiary is a Domestic Subsidiary and
Administrative Borrower requests, subject to the consent of Agent, that such Domestic Subsidiary be joined as a Borrower hereunder, ~~to~~ provide to Agent a Joinder to this Agreement~~,~~ and (~~ii~~B) ~~to~~ provide to Agent a joinder to the applicable Guaranty and Security Agreement, in each case, together with such other security agreements, as well as appropriate financing statements, all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary)~~;~~, (~~b~~ii) provide, or cause the applicable Loan Party to provide, to Agent a pledge agreement (or an addendum to the applicable Guaranty and Security Agreement) and appropriate certificates and powers or financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary in form and substance reasonably satisfactory to Agent; provided, that only 65% of the total outstanding voting Equity Interests of any first tier Subsidiary of a Loan Party that is a CFC or a FSHCO (and none of the Equity Interests of any direct or indirect Subsidiary of such CFC or FSHCO) shall be required to be pledged, and (~~c~~iii) provide to Agent all other documentation, including the Governing Documents of such Subsidiary and one or more opinions of counsel reasonably satisfactory to Agent, which, in its opinion, is reasonably appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued by a Loan Party or Subsidiary pursuant to this Section 5.11 shall constitute a Loan Document.
5.12Further Assurances; Term Loan Credit Enhancements.
(a)Each Loan Party will, and will cause each of the other Loan Parties to, at any time upon the reasonable request of Agent, execute or deliver to Agent any and all financing statements, security agreements, pledges, assignments, opinions of counsel, and all other documents (the "Additional Documents") that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected or to better perfect Agent's Liens in all of the assets of each of the Loan Parties (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal) (other than any assets expressly excluded from the Collateral (as defined in the applicable Guaranty and Security Agreement) pursuant to Section 3 of the applicable Guaranty and Security Agreement), and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents; provided, that the foregoing shall not apply to any Subsidiary of a Loan Party that is a CFC or FSHCO if providing such documents would result in adverse tax consequences or the costs to the Loan Parties of providing such documents are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security afforded thereby. To the maximum extent permitted by applicable law, if any Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time not to exceed fifteen days following the request to do so, each Borrower and each other Loan Party hereby authorizes Agent to execute any such Additional Documents in the applicable Loan Party's name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In furtherance of, and not in limitation of, the foregoing, each Loan Party shall take such actions as Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of the Loan Parties, including all of the outstanding capital Equity Interests of each Subsidiary of Administrative Borrower (in each case, other than with respect to any assets expressly excluded from the Collateral (as defined in the applicable Guaranty and Security Agreement) pursuant to Section 3 of the applicable Guaranty and Security Agreement).
(b)If the Term Loan Agent or any Term Loan Lender is granted a Lien on any asset or property that is not Collateral, the Loan Parties shall cause the same to be granted to the Agent and Lenders, subject to the terms of the Intercreditor Agreement.
Notwithstanding anything to the contrary contained herein (including Section 5.11 hereof and this Section 5.12) or in any other Loan Document, (x) Agent shall not accept delivery of any Mortgage from any Loan Party unless each of the Lenders has received 45 days prior written notice thereof and Agent has received confirmation from each Lender that such Lender has completed its flood insurance diligence~~,~~ and has received copies of all ~~flood insurance documentation and has confirmed~~the following documents (i) a completed flood hazard determination from a third party vendor, (ii) if such Real Property is located in a "special flood hazard area", (A) a notification to the applicable Loan Party of that fact and (if applicable) notification to the applicable Loan Party that flood insurance is not available and (B) evidence of receipt by the applicable Loan Party of such notice, and (iii) if such notice is required to be provided to the applicable Loan Party and flood insurance is available in the community in which such Real Property is located, evidence of the flood insurance required hereunder and confirmation from each Lender that flood insurance compliance has been completed as required by the Flood Laws or as otherwise satisfactory to each such Lender, and (y) Agent shall not accept delivery of any joinder to any Loan Document with respect to any Subsidiary of any Loan Party that is not a Loan Party, if such Subsidiary qualifies as a "legal entity customer" under the

Beneficial Ownership Regulation unless such Subsidiary has delivered a Beneficial Ownership Certification in relation to such Subsidiary and Agent has completed its Patriot Act searches, OFAC/PEP searches and customary individual background checks for such Subsidiary, the results of which shall be satisfactory to Agent, and each Lender as completed its "know your customer" and other background due diligence on such Subsidiary.
5.13 Lender Meetings. Parent will, at the request of Agent or of the Required Lenders, upon reasonable prior written notice and no more than once per fiscal year, hold a meeting (at a mutually agreeable location and time or, at the option of Agent, by conference call) with all Lenders who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Loan Parties and their Subsidiaries and the projections presented for the current fiscal year of Parent.
    5.14    Compliance with ERISA and the IRC.
(a)In addition to and without limiting the generality of Section 5.8, except as could not reasonably be expected to result in a Material Adverse Effect, Borrowers will: (~~a~~i) comply in all respects with applicable provisions of ERISA and the IRC with respect to all Employee Benefit Plans, (~~b~~ii) without the prior written consent of Agent and the Required Lenders, not take any action or fail to take action the result of which could result in a Loan Party or ERISA Affiliate incurring any liability to the PBGC or to a Multiemployer Plan (other than to pay contributions or premiums payable in the ordinary course), (~~c~~iii) not participate in any prohibited transaction that could result in a civil penalty, excise tax, fiduciary liability or correction obligation under ERISA or the IRC and (~~d~~iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under the IRC (including Section 4980B of the IRC). Borrowers shall furnish to Agent upon Agent's reasonable written request such additional information about any Employee Benefit Plan for which any Loan Party or ERISA Affiliate could reasonably expect to incur any material liability. With respect to each Pension Plan (other than a Multiemployer Plan) except as could not reasonably be expected to result in a Material Adverse Effect, the Loan Parties and the ERISA Affiliates shall (~~i~~x) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of the IRC and of ERISA, and (~~ii~~y) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to ERISA.
(b)In addition to and without limiting the generality of Section 5.8, except as could not reasonably be expected to result in a Material Adverse Effect, each of the Loan Parties shall comply with and perform in all material respects all of its obligations under and in respect of such Canadian Pension Plan, including under any funding agreements and all applicable laws (including any fiduciary, funding, investment and administration obligations). Except as could not reasonably be expected to result in a Material Adverse Effect, all employer or employee payments, contributions or premiums required to be remitted, paid to or in respect of each Canadian Pension Plan shall be paid or remitted by the Loan Parties in a timely fashion in accordance with the terms thereof, any funding agreements and all requirements of applicable law. The Loan Parties shall furnish to Agent upon Agent's written request acting reasonably such additional information with respect to any Canadian Pension Plan for which any Loan Party could be reasonably expected to incur any material liability.
5.15Location of Inventory; Chief Executive Office; Registered Office. Each Loan Party will, and will cause each of its Subsidiaries to, keep (a) their Inventory only at the locations identified on Schedule 4.25 to this Agreement (other than in-transit Inventory, Inventory out for repair, and Inventory temporarily stored at a customer's location in connection with the providing of services to such customer); provided that Borrowers may amend Schedule 4.25 to this Agreement so long as such amendment occurs by written notice to Agent not less than ten days prior to the date on which such Inventory is moved to such new location and so long as Agent has consented to such amendment and such new location is within the continental United States, and (b) their respective chief executive offices and, in the case of the Canadian Guarantors, their respective registered offices only at the locations identified on Schedule 7 to the applicable Guaranty and Security Agreement. Each Loan Party will, and will cause each of its Subsidiaries to, use their commercially reasonable efforts to obtain Collateral Access Agreements for each of the locations identified on Schedule 7 to the applicable Guaranty and Security Agreement and Schedule 4.25 to this Agreement.
5.16OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws.
Each Loan Party will, and will cause each of its Subsidiaries to comply with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries shall implement and maintain in effect policies and procedures designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Sanctions, Anti-Corruption Laws and AntiMoney Laundering Laws. Each of the Loan Parties shall and shall cause their respective
Subsidiaries to comply with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No provision of this Section 5.16 shall apply to or in favor of any Canadian Guarantor if and to the extent that it would violate or result in a breach, by or in respect of that Canadian Guarantor, of the Foreign Extraterritorial Measures Act (Canada).
5.17Bank Products. Loan Parties shall establish their primary depository and treasury management relationships with Wells Fargo or one or more of its Affiliates and maintain such depository and treasury management relationships at all times during the term of the Agreement.
6.NEGATIVE COVENANTS.
Each of Parent and each Borrower covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations:
6.1Indebtedness. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness.
6.2Liens. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.
6.3Restrictions on Fundamental Changes. Each Loan Party will not, and will not permit any of its Subsidiaries to,
(a)Other than in order to consummate a Permitted Acquisition, enter into any merger, amalgamation, consolidation, reorganization, or recapitalization, or reclassify its Equity Interests, except for (i) (x) any merger between Loan Parties; provided, that a Borrower must be the surviving entity of any such merger to which it is a party, and Administrative Borrower must be the surviving entity of any merger to which it is party and no merger may occur between Parent and any Borrower, or (y) an amalgamation between Loan Parties formed under the laws of Canada or any province or territory thereof; provided, that the "resulting entity" from such amalgamation shall continue to be bound by the Loan Documents to which each of the Loan Parties was a party prior to such amalgamation and such resulting entity concurrently with or promptly after such amalgamation, on request by Agent, delivers to Agent and/or Lenders such documents as may be reasonably requested by Agent in connection with or as a result of such amalgamation, (ii) any merger or amalgamation between a Loan Party and a Subsidiary of such Loan Party that is not a Loan Party so long as such Loan Party is the surviving or continuing entity of any such merger or amalgamation, and (iii) any merger between Subsidiaries of any Loan Party that are not Loan Parties,
(b)liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation or dissolution of non-operating Subsidiaries of any Loan Party with nominal assets and nominal liabilities, (ii) the liquidation or dissolution of a Loan Party (other than Parent (other than R/C IV so long as, notwithstanding anything to the contrary set forth herein, the Equity Interests of New Holdco owned by R/C IV are transferred to Ultimate Parent) or any Borrower) or any of its wholly-owned Subsidiaries so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Loan Party or Subsidiary are transferred to a Loan Party that is not liquidating or dissolving, or (iii) the liquidation or dissolution of a Subsidiary of any Loan Party that is not a Loan Party (other than any such Subsidiary the Equity Interests of which (or any portion thereof) is subject to a Lien in favor of Agent) so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Subsidiary of a Loan Party that is not liquidating or dissolving,
(c)other than to consummate the Permitted Liberty Statutory Division, divide itself into two or more limited liability companies or series thereof pursuant to a "plan of division" as contemplated under the Delaware Limited Liability Company Act, the Texas Business Organizations Code or other comparable state statute;
(d)~~(c)~~ suspend or cease operating a substantial portion of its or their business, except as permitted pursuant to clauses (a) ~~or~~, (b) or (c) above or in connection with a transaction permitted under Section 6.4, or
(e)~~(d)~~ change its classification/status for U.S. federal income tax purposes.
6.4Disposal of Assets. Other than Permitted Dispositions or transactions expressly permitted by Sections 6.3 or 6.9, each Loan Party will not, and will not permit any of its Subsidiaries to, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of its or their assets (including by an allocation of assets among newly divided limited liability companies pursuant to a "plan of division").
6.5Nature of Business. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any material change in the nature of its or their business as described in Schedule 6.5 to this Agreement or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided, that the foregoing shall not prevent any Loan Party and its Subsidiaries from engaging in any business that is reasonably related or ancillary to its or their business.
6.6Prepayments and Amendments. Each Loan Party will not, and will not permit any of its Subsidiaries to,
(a)Except in connection with Refinancing Indebtedness permitted by
Section 6.1,
(i)optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, or (C) Permitted Intercompany Advances; provided that Loan Parties may optionally prepay or redeem Indebtedness so long as the Payment Conditions are satisfied, or
(b)Directly or indirectly, amend, modify, or change any of the terms or provisions of:

(i)any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) Permitted Intercompany Advances, (D) Indebtedness permitted under clauses (c), (h), (j) and (k) of the definition of Permitted Indebtedness, (E) Indebtedness under the Term Loan Documents (or any Refinancing Indebtedness in respect thereof in accordance with the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement, and (F) Indebtedness under clause (s) of Permitted Indebtedness (or any Refinancing Indebtedness in respect thereof incurred in accordance with the applicable Additional Term Loan Intercreditor Agreement) in accordance with the applicable Additional Term Loan Intercreditor Agreement, or
(ii)the Governing Documents of any Loan Party or any of its Subsidiaries if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders.
6.7Restricted Payments. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any Restricted Payment; provided, that so long as it is permitted by law,
(a)so long as no Default, Event of Default or Cash Dominion Event (as
defined in the applicable Guaranty and Security Agreement) shall have occurred and be continuing or would result therefrom, Parent may make distributions to former employees, officers, or directors of Parent (or any spouses, ex-spouses, or estates of any of the foregoing) on account of redemptions of Equity Interests of Parent held by such Persons; provided, that the aggregate amount of such redemptions made by Parent in any fiscal year shall not exceed $5,000,000 plus the proceeds of key man life insurance policies received by the Parent or any direct or indirect parent of the Parent (to the extent contributed to the Parent) to members of management, directors or consultants of the Parent or any of its Subsidiaries, or any direct or indirect parent of the Parent that occurs after the Closing Date,
(b)so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Parent may make distributions to former employees, officers, or directors of Parent (or any spouses, ex-spouses, or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to Parent on account of repurchases of the Equity Interests of Parent held by such Persons; provided, that such Indebtedness was incurred by such Persons solely to acquire Equity Interests of Parent,
(c)With respect to each taxable year that a Borrower is treated as a partnership or disregarded entity for U.S. federal income tax purposes, such Borrower and each of its Subsidiaries that is treated as a partnership or disregarded entity for U.S. federal income tax purposes may make distributions directly or indirectly to NewHoldco for the sole purpose of permitting NewHoldco to make tax distributions and tax advances as specified in Sections 6.2(a) and 6.2(b) of that certain Second Amended and Restated Limited Liability Company Operating Agreement of Liberty Oilfield Services New HoldCo LLC, dated as of January 17, 2018 and as written and in effect on such date, to its members; provided, that the total amount distributed by such Borrower and its Subsidiaries for such tax distributions and tax advances for any taxable period shall not exceed the product of (i) the net taxable income and gain of such Borrower and such Subsidiaries allocable to its members or partners (ignoring the effect of any allocations pursuant to Section 704(c) of the IRC or that are the result of any basis adjustment under Section 743(b) of the IRC but determined by taking into account and netting taxable losses from prior taxable periods, but only to the extent such taxable losses (A) were not previously recovered by an allocation of a corresponding amount of income and (B) are permitted under applicable law to offset a corresponding amount of income in the current taxable period), multiplied by (ii) the highest combined regular marginal federal, state and local income tax rates that apply to an individual residing in New York County, New York.
(d)so long as no Specified Event of Default shall have occurred and be continuing or would result therefrom, the Borrowers may make Restricted Payments to the Parent in order to permit the Parent to make payments under the Management Services Agreement; provided, that the aggregate amount of such Restricted Payments under this clause (d) shall not exceed $1,000,000 in any calendar year,
(e)the Borrowers may make Restricted Payments the proceeds of which shall be used by Parent or any other indirect holding company parent of a Borrower for its general and administrative operating expenses and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses payable to third parties), in each case incurred in the ordinary course of business on behalf of the Borrowers that are reasonable and customary; provided that, the aggregate amount of such Restricted Payments under this clause (e) (other than, for the avoidance of doubt, any expenses or costs incurred in connection with the transactions contemplated hereby) shall not exceed (i) $350,000 during the calendar year ending December 31, 2017 and (ii) $250,000 in any other calendar year,
(f)each Restricted Subsidiary of a Loan Party may make Restricted Payments to any Loan Party (other than Parent),
(g)each Restricted Subsidiary of a Loan Party which is not a Loan Party may make Restricted Payments to another Restricted Subsidiary that is not a Loan Party,
(h)Loan Parties and their Restricted Subsidiaries may make Restricted Payments permitted by Section 6.3, and

(i)Loan Parties and their Restricted Subsidiaries may make other Restricted Payments so long as the Payment Conditions are satisfied; provided, that, notwithstanding anything to the contrary contained herein, no proceeds received from the disposition of any property or other assets acquired pursuant to the Schlumberger Acquisition shall be used to make any such Restricted Payment.
6.8Accounting Methods. Each Loan Party will not, and will not permit any of its Subsidiaries to, modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP).
6.9Investments. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment except for Permitted Investments.
6.10Transactions with Affiliates. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction with any Affiliate of any Loan Party or any of its Subsidiaries except for:
(a)transactions (other than the payment of management, consulting, monitoring, or advisory fees) between such Loan Party or its Subsidiaries, on the one hand, and any Affiliate of such Loan Party or its Subsidiaries, on the other hand, so long as such transactions are no less favorable, taken as a whole, to such Loan Party or its Subsidiaries, as applicable, than would be obtained in an arm's length transaction with a non-Affiliate,
(b)any indemnity provided for the benefit of directors (or comparable managers) of a Loan Party or one of its Subsidiaries so long as it has been approved by such Loan Party's or such Subsidiary's board of directors (or comparable governing body) in accordance with applicable law,
(c)the payment of reasonable compensation, severance, or employee benefit arrangements to employees, officers, and outside directors of a Loan Party or one of its Subsidiaries in the ordinary course of business and consistent with industry practice,
(d)transactions solely among the Loan Parties (other than Parent),
(e)transactions permitted by Section 6.3, Section 6.7, or Section 6.9,

(f)so long as no Specified Event of Default shall have occurred and be continuing or would result therefrom, fees paid to the Sponsor under the Management Services Agreement; provided, that the aggregate amount of such payments under this clause (f) shall not exceed $1,000,000 in any calendar year,
(g)payments to Sponsor or an Affiliate of Sponsor for the reasonable out-of-
pocket costs of legal, accounting, insurance, marketing, financial advisory, underwriting, placement services and similar types of services paid for by Sponsor or such Affiliate on behalf of any Loan Party; and
(h)agreements for the non-exclusive licensing of intellectual property, or distribution of products, in each case, among the Loan Parties and their Subsidiaries for the purpose of the counterparty thereof operating its business, and agreements for the assignment of intellectual property from any Loan Party or any of its Subsidiaries to any Loan Party.
6.11Use of Proceeds. Each Loan Party will not, and will not permit any of its Subsidiaries to, use the proceeds of any Loan made hereunder for any purpose other than (a) on the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest, and accrued fees and expenses owing under or in connection with the Existing Credit Facility and the Shareholder Notes, and (ii) to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, in each case, as set forth in the Flow of Funds Agreement, and (b) thereafter, to finance ongoing working capital and general corporate needs of the Borrowers; provided that (x) no part of the proceeds of the Loans will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors, (y) no part of the proceeds of any Loan or Letter of Credit will be used, directly or indirectly, to make any payments to a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person, and (z) that no part of the proceeds of any Loan or Letter of Credit will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws.
6.12Limitation on Issuance of Equity Interests. Except for the issuance or sale of Qualified Equity Interests by Parent, each Loan Party will not, and will not permit any of its Subsidiaries to, issue or sell any of its Equity Interests.

6.13Parent as Holding Company. Parent will not incur any liabilities (other than liabilities arising under the Loan Documents and the Term Loan Documents), own or acquire any assets (other than (i) in the case of Ultimate Parent, the Equity Interests of New Holdco and R/C IV, (ii) in the case R/C IV, the Equity Interests of New Holdco, and (iii) in the case of New Holdco, (x) the Equity Interests of Borrowers and (y) the Equity Interests of any "resulting company" of the Permitted Liberty Statutory Division) or engage itself in any operations or business, except in connection with (a) (i) in the case of Ultimate Parent, its ownership of New Holdco and R/C IV, (ii) in the case of R/C IV, its ownership of New Holdco, and (iii) in the case of New Holdco, (x) its ownership of Borrowers and (y) the Equity Interests of any "resulting company" of the Permitted Liberty Statutory Division, so long as, promptly following such Permitted Liberty Statutory Division, such "resulting company" becomes a direct or indirect Subsidiary of Liberty), and (b) its rights and obligations under the Loan Documents and the Term Loan Documents.
6.14Employee Benefits.
(a)Terminate, or permit any ERISA Affiliate to terminate, any Pension Plan in a manner, or take any other action with respect to any Pension Plan, which could reasonably be expected to result in any liability of any Loan Party or ERISA Affiliate to the PBGC.
(b)Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Employee Benefit Plan, agreement relating thereto or applicable law, any Loan Party or ERISA Affiliate is required to pay if such failure could reasonably be expected to have a Material Adverse Effect.
(c)Permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Pension Plan that could reasonably be expected either individually or in the aggregate to result in a Material Adverse Effect.
(d)Amend, or permit any ERISA Affiliate to amend, a Pension Plan resulting in a material increase in current liability such that a Loan Party or ERISA Affiliate is required to provide security to such Plan under the IRC.
(e)Terminate any Canadian Pension Plan or take any other action with respect to any Canadian Pension Plan, in either case, which could reasonably be expected to have a Material Adverse Effect or result in the occurrence of a Canadian Pension Event.

(f)Establish, maintain, contribute to, sponsor, administer, assume an obligation to contribute to or otherwise become liable (including as a result of an amalgamation or acquisition) in respect of any Canadian Defined Benefit Plan or Canadian Multi- Employer Plan. For greater certainty, if a Canadian Defined Benefit Plan is established after the Closing Date upon obtaining the consents required under this Agreement, the Agent and the Lenders reserve the right, as a condition of any such consent, to require amendments to this Agreement to include additional representations, warranties and covenants with respect to such Canadian Defined Benefit Plan that the Agent and the Lenders consider necessary or appropriate in the circumstances.
7.FINANCIAL COVENANTS.
Each of Parent and each Borrower covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations, Parent and Borrowers will maintain a Fixed Charge Coverage Ratio, calculated for each twelve (12) month period ending on the first day of any Covenant Testing Period and the last day of each ~~calendar month~~fiscal quarter occurring until the end of any Covenant Testing Period (including the last day thereof), in each case of at least 1.00 to 1.00.
8.EVENTS OF DEFAULT.
Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:
8.1Payments. If Borrowers fail to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of three Business Days, (b) all or any portion of the principal of the Loans, or (c) any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit;
8.2Covenants. If any Loan Party or any of its Subsidiaries:
(a)fails to perform or observe any covenant or other agreement contained in any of (i) Sections 3.6, 5.1, 5.2, 5.3 (solely if any Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if any Borrower refuses to allow Agent or its representatives or agents to visit any Borrower's properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrowers' affairs, finances, and accounts with officers and employees of any Borrower), 5.10, 5.11, 5.13, or 5.14 of this

Agreement, (ii) Section 6 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 7 of ~~the~~each Guaranty and Security Agreement;
(b)fails to perform or observe any covenant or other agreement contained in any of Sections 5.3 (other than if any Borrower is not in good standing in its jurisdiction of organization), 5.5, 5.8, and 5.12 of this Agreement and such failure continues for a period of ten days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent; or
(c)fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of thirty days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent;
8.3Judgments. If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $10,000,000, or more (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of thirty consecutive days at any time after the entry of any such judgment, order, or award during which (i) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (ii) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award;
8.4Voluntary Bankruptcy, etc. If an Insolvency Proceeding is commenced by a Loan Party or any of its Subsidiaries;
8.5Involuntary Bankruptcy, etc. If an Insolvency Proceeding is commenced against a Loan Party or any of its Subsidiaries and any of the following events occur: (a) such Loan Party or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within sixty calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Loan Party or its Subsidiary, or (e) an order for relief shall have been issued or entered therein;
8.6Default Under Other Agreements. If there is (a) a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party's or any of its Subsidiaries' Indebtedness (excluding the Term Loan Debt) involving an aggregate amount of $10,000,000 or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party's or its Subsidiary's obligations thereunder, or (b) (i) a failure by any Loan Party to pay any principal, interest or other amount due in respect of any Specified Debt, when and as the same shall become due and payable, beyond any applicable grace period, (ii) any bankruptcy or insolvency event of default shall occur under the documentation governing any Specified Debt, (iii) any of the Specified Debt shall have been accelerated or have become due prior to its stated maturity, (iv) any agent or lender under any Specified Debt has taken any enforcement action with respect to the Specified Debt or (v) any Loan Party shall fail to observe or perform any term, covenant, condition or agreement contained in any documentation governing any Specified Debt if the effect of such failure referred to in this clause (v) is to cause, or to permit the holder or holders of such Specified Debt or a trustee or other representative on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, all or any portion of such Specified Debt to become due prior to its stated maturity, and in the case of this clause (v), such failure to observe or perform such term, covenant, condition or agreement continues uncured for a period of sixty (60) days (provided that, in the case of this clause (v), such sixty (60) day period shall be tolled during any period for which the agent and lenders in respect of such Specified Debt have agreed to forbear from exercising remedies under the documentation governing such Specified Debt in respect of such failure to observe or perform such term, covenant, condition or agreement contained in any documentation governing such Specified Debt);
8.7Representations, etc. If any warranty, representation, certificate, statement, or Record made herein or in any other Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof;
8.8Guaranty. If the obligation of any Guarantor under the guaranty contained in ~~the~~any Guaranty and Security Agreement is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement) or if any Guarantor repudiates or revokes or purports to repudiate or revoke any such guaranty;
8.9Security Documents. If ~~the~~any Guaranty and Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, (except to the extent of Permitted Liens which are non-consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness or the interests of lessors under Capital Leases) first priority Lien on the Collateral covered thereby, except (a) as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement, (b) with respect to Collateral the aggregate value of which, for all such Collateral, does not exceed at any time, $2,500,000 or (c) pursuant to the terms of the Intercreditor Agreement or any Additional Term Loan Intercreditor Agreement;
8.10Loan Documents. The validity or enforceability of any Loan Document shall at any time for any reason (other than solely as the result of an action or failure to act on the part of Agent) be declared to be null and void, or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or its Subsidiaries shall deny that such Loan Party or its Subsidiaries has any liability or obligation purported to be created under any Loan Document; or
8.11Change of Control. A Change of Control shall occur.
8.12ERISA and Canadian Pension Plans. The occurrence of any of the following events: (a) any Loan Party or ERISA Affiliate fails to make full payment when due of all amounts which any Loan Party or ERISA Affiliate is required to pay as contributions, installments, or otherwise to or with respect to a Pension Plan or Multiemployer Plan, and such failure could reasonably be expected to result in liability in excess of $7,500,000, (b) an accumulated funding deficiency or funding shortfall in excess of $7,500,000 occurs or exists, whether or not waived, with respect to any Pension Plan, individually or in the aggregate, (c) a Notification Event, which could reasonably be expected to result in liability in excess of $7,500,000, either individually or in the aggregate, ~~or~~ (d) any Loan Party or ERISA Affiliate completely or partially withdraws from one or more Multiemployer Plans and incurs Withdrawal Liability in excess of $7,500,000 in the aggregate, or fails to make any Withdrawal Liability payment when due~~.~~, or (e) a termination, withdrawal or noncompliance with applicable law or plan terms or termination, withdrawal, Canadian Pension Event or other event similar to a Notification Event occurs with respect to a Canadian Pension Plan that, when taken together with any other such events, occurs which has resulted or could reasonably be expected to result in liability of a Loan Party thereof in an aggregate amount which could reasonably be expected to result in a liability to any Loan Party in excess of $7,500,000.
8.13~~Non-Joinder of New Parent. If at any time on and after a Qualifying IPO, Liberty Oilfield Services Inc., a Delaware corporation, and such other Person or Persons which own and control, directly or indirectly, 100% of the Equity Interests of any Borrower (collectively, the "New Parent") fail to enter into a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Required Lenders pursuant to which such New Parent shall have (a) agreed to become a party to this Agreement and be deemed to be the Parent under this Agreement and all of the other relevant Loan Documents for all purposes from and after such date and (b) to the extent it has not already done so, guarantied the Obligations and granted a security interest in all~~

~~of its property, all on term and conditions reasonably satisfactory to the Required Lenders.~~
9.RIGHTS AND REMEDIES.
9.1Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall, in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following:
(a)by written notice to Borrowers, (i) declare the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by each Borrower, and (ii) direct Borrowers to provide (and Borrowers agree that upon receipt of such notice Borrowers will provide) Letter of Credit Collateralization to Agent to be held as security for Borrowers' reimbursement obligations for drawings that may subsequently occur under issued and outstanding Letters of Credit;
(b)by written notice to Borrowers, declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with (i) any obligation of any Revolving Lender to make Revolving Loans, (ii) the obligation of the Swing Lender to make Swing Loans, and (iii) the obligation of Issuing Bank to issue Letters of Credit; and
(c)exercise all other rights and remedies available to Agent or the Lenders under the Loan Documents, under applicable law, or in equity; provided, that with respect to any Event of Default resulting solely from failure of Borrowers to comply with the financial covenant set forth in Section 7, neither Agent nor the Required Lenders may exercise the foregoing remedies in this Section 9.1 until the date that is the earlier of (i) ten Business Days after the day on which financial statements are required to be delivered for the applicable fiscal month, and (ii) the date that Agent receives notice that there will not be a Curative Equity contribution made for such fiscal month.
The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrowers or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations (other than the Bank Product Obligations), inclusive of the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents, shall automatically become and be immediately due and payable and Borrowers shall automatically be obligated to repay all of such Obligations in full (including Borrowers being obligated to provide (and Borrowers agree that they will provide) (1) Letter of Credit Collateralization to Agent to be held as security for Borrowers' reimbursement obligations in respect of drawings that may subsequently occur under issued and outstanding Letters of Credit and (2) Bank Product Collateralization to be held as security for Borrowers' or their Subsidiaries' obligations in respect of outstanding Bank Products), without presentment, demand, protest, or notice or other requirements of any kind, all of which are expressly waived by Parent and Borrowers.
9.2Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, the PPSA, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Default or Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.
9.3Curative Equity.
(a)Subject to the limitations set forth in clauses (d) and (e) below, Borrowers may cure (and shall be deemed to have cured) an Event of Default arising out of a breach of the financial covenant set forth in Section 7 (the "Specified Financial Covenant") if they receive the cash proceeds of an investment of Curative Equity on or before the date that is ten days after the date that is the earlier to occur of (i) the date on which the Compliance Certificate is delivered to Agent in respect of the fiscal month with respect to which any such breach occurred (the "Specified Fiscal Month"), and (ii) the date on which the Compliance Certificate is required to be delivered to Agent pursuant to Section 5.1 in respect of the Specified Fiscal Month (such earlier date, the "Financial Statement Delivery Date"); provided, that Borrowers' right to so cure an Event of Default shall be contingent on their timely delivery of such Compliance Certificate and financial statements for the Specified Fiscal Month as required under Section 5.1.
(b)In connection with a cure of an Event of Default under this Section 9.3, on or before the Financial Statement Delivery Date for the Specified Fiscal Month, Borrowers shall deliver to Agent a certification of an Authorized Person which contains, or Borrowers shall include in the Compliance Certificate for the Specified Fiscal Month: (i) an indication that Borrowers will receive proceeds of Curative Equity for the Specified Fiscal Month and a statement setting forth the anticipated amount of such proceeds, (ii) a calculation of the financial results or prospective financial results of Borrowers for the Specified Fiscal Month (including for such purposes the proceeds of the Curative Equity (broken out separately) as deemed EBITDA as if received on such date), which shall confirm that on a pro forma basis after taking into account the receipt of the Curative Equity proceeds, Borrowers would have been or will be in compliance with the Specified Financial Covenant for the Specified Financial Month, (iii) a certification that the full amount of the cash proceeds of the equity investment in Qualified Equity Interest made by Sponsor or other then existing shareholders of Parent in connection with such cure of the Event of Default shall be used to prepay the Obligations in accordance with Section 2.4(e)(ii), regardless of whether the amount of such cash proceeds is in excess of the amount that is sufficient to cause Borrowers to be in compliance with the Specified Financial Covenant for the Specified Fiscal Month, and (iv) a certification that any amount of the cash proceeds of the equity investment in excess of the amount that is sufficient to cause Borrowers to be in compliance with the Specified Financial Covenant for the Specified Fiscal Month shall not be included in the calculation of EBITDA for any fiscal month.
(c)Borrowers shall promptly notify Agent of its receipt of any proceeds of Curative Equity (and shall immediately apply the full amount of the cash proceeds of the equity investment made by the than existing shareholders of Parent to the payment of the Obligations in the manner specified in Section 2.4(e)(ii)).
(d)Any investment of Curative Equity shall be in immediately available funds and shall be in an amount that is sufficient to but not greater than the amount necessary to cause Borrowers to be in compliance with the Specified Financial Covenant for the Specified Fiscal Month, calculated for such purpose as if such amount of Curative Equity were additional EBITDA of Borrowers, on a Consolidated basis, as at such date.
(e)Notwithstanding anything to the contrary contained herein, regardless of whether an investment of Curative Equity is made prior to the applicable Financial Statement Delivery Date, Borrowers' rights under this Section 9.3 may (i) be exercised not more than 5 times during the term of this Agreement, and (ii) not be exercised more than 3 times during any 12 consecutive fiscal months.
(f)If Borrowers have (i) delivered a certification or a Compliance Certificate conforming to the requirements of Section 9.3(b), and (ii) received proceeds of an investment of Curative Equity in immediately available funds on or before the deadline set forth in Section 9.3(a) and in an amount that is sufficient to cause Borrowers to be in compliance with the Specified Financial Covenant for the Specified Fiscal Month, any Event of Default that occurs or has occurred and is continuing as a result of a breach of the Specified Financial Covenant for the Specified Fiscal Month shall be deemed cured with no further action required by the Required Lenders. Prior to satisfaction of the foregoing requirements of this Section 9.3(f), any Event of Default that occurs or has occurred as a result of a breach of the
Specified Financial Covenant shall be deemed to be continuing and, as a result, the Lenders (including the Swing Lender and the Issuing Bank) shall have no obligation to make additional loans or otherwise extend additional credit hereunder. In the event Borrowers do not cure all financial covenant violations as provided in this Section 9.3, the existing Event(s) of Default shall continue unless waived in writing by the Required Lenders in accordance herewith.

(g)To the extent that Curative Equity is received and included in the calculation of the Specified Financial Covenant as deemed EBITDA for any fiscal month pursuant to this Section 9.3, such Curative Equity shall be deemed to be EBITDA for purposes of determining compliance with the Specified Financial Covenant for subsequent periods that include such fiscal month. Curative Equity shall be disregarded for purposes of determining EBITDA for any pricing, financial covenant based conditions or any baskets with respect to the covenants contained in this Agreement. In addition, notwithstanding any mandatory prepayment of Obligations pursuant to Section 2.4(e)(ii), any Indebtedness so prepaid shall be deemed to remain outstanding for purposes of determining pro forma or actual compliance with the Specified Financial Covenant or for determining any pricing, financial covenant based conditions or baskets with respect to the covenants contained in this Agreement, in each case in the Specified Fiscal Month or subsequent periods that include such fiscal month.
10.WAIVERS; INDEMNIFICATION.
10.1Demand; Protest; etc. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Borrower may in any way be liable.
10.2The Lender Group's Liability for Collateral. Each Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by the Loan Parties.
10.3Indemnification. Each Borrower shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons, the Issuing Bank, and each Participant (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided, that Borrowers shall not be liable for costs and expenses (including attorneys' fees) of any Lender (other than Wells Fargo) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this

Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Parent's and its Subsidiaries' compliance with the terms of the Loan Documents (provided, that the indemnification in this clause (a) shall not extend to (i) disputes solely between or among the Lenders that do not involve any acts or omissions of any Loan Party, or (ii) disputes solely between or among the Lenders and their respective Affiliates that do not involve any acts or omissions of any Loan Party; it being understood and agreed that the indemnification in this clause (a) shall extend to Agent (but not the Lenders unless the dispute involves an act or omission of a Loan Party) relative to disputes between or among Agent on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand, or (iii) any claims for
Taxes, which shall be governed by Section 16, other than Taxes which relate to primarily nonTax claims), (b) with respect to any actual or prospective investigation, litigation, or proceeding related to this Agreement, any other Loan Document, the making of any Loans or issuance of any Letters of Credit hereunder, or the use of the proceeds of the Loans or the Letters of Credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by any Loan Party or any of its Subsidiaries or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of any Loan Party or any of its Subsidiaries (each and all of the foregoing, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, no Borrower shall have any obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by
Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING
INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.
11.NOTICES.
Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile. In the case of notices or demands to any Loan Party or Agent, as the case may be, they shall be sent to the respective address set forth below:

If to any Loan Party:	Administrative Borrower 950 17th Street, Floor 20 Denver, Colorado 80202 Attn: Michael Stock, CFO Fax No.: (303) 515-2880 Email: michael.stock@libertyfrac.com
~~with copies to:~~	~~Willkie, Farr & Gallagher LLP~~
~~787 Seventh Avenue New York, New York 10019 Attn: Jeffrey M. Goldfarb, Esq. Fax No.: (212) 728-9507 Email: jgoldfarb@willkie.com~~

If to Agent:	WELLS FARGO BANK, NATIONAL ASSOCIATION 1100 Abernathy Road, Suite 1600 Atlanta, Georgia 30328 Attn: Loan Portfolio Manager – Liberty Oil Fax No.: (855) 818-1936 Email: ryan.tozier@wellsfargo.com
with copies to:	Goldberg Kohn Ltd. 55 E. Monroe Street, Suite 3300 Chicago, Illinois 60603 Attn: Jessica DeBruin, Esq. Fax No.: (312) 863-7857 Email: jessica.debruin@goldbergkohn.com
Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or three Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received upon the sender's receipt of an acknowledgment from the intended recipient (such as by the "return receipt requested" function, as available, return email or other written acknowledgment).

12.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.
(a)THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN
ANOTHER     LOAN     DOCUMENT     IN     RESPECT     OF     SUCH     OTHER     LOAN
DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT
HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND
THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR
THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS,
CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR
RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)THE     PARTIES     AGREE     THAT     ALL     ACTIONS     OR
PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE
OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE
STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK;
PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING
SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE
FOUND. EACH OF PARENT, EACH BORROWER AND EACH MEMBER OF THE
LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b).
(c)TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF PARENT, EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED
THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A
"CLAIM"). EACH OF PARENT, EACH BORROWER AND EACH MEMBER OF THE
LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS

FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(d)EACH OF PARENT AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE
COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR
FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER
PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN
DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE
TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(e)    NO CLAIM MAY BE MADE BY ANY LOAN PARTY AGAINST THE AGENT, THE SWING LENDER, ANY OTHER LENDER, ISSUING BANK, OR
ANY     AFFILIATE,     DIRECTOR,     OFFICER,     EMPLOYEE,     COUNSEL,
REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR
ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR
RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR
ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT
OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
(f) IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE "COURT") BY OR AGAINST ANY
PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN CLAUSE (C) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:
(i)WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A
GENERAL     REFERENCE     PROCEEDING     IN     ACCORDANCE     WITH     THE
PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638
THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE

AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.
(ii)THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE
OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B)
EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT),
(C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES
DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.
(iii)UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE
WITHIN TEN DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS
PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.
(iv)EXCEPT     AS     EXPRESSLY     SET     FORTH     IN     THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE
REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE
OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL
OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE
REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED
BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED
WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER
SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE
OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT
REPORTER; PROVIDED, THAT SUCH COSTS, ALONG WITH THE REFEREE'S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(v)THE     REFEREE     MAY     REQUIRE     ONE     OR     MORE
PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO
DISCOVERY,     AND     THE     REFEREE     SHALL     OVERSEE     DISCOVERY     IN
ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.
(vi)THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH
CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL
ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE
REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF
CIVIL PROCEDURE, SECTION 644, THE REFEREE'S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE
ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.
(vii) THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER
CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND
VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS
REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.
13.ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.
13.1Assignments and Participations.
(a)(i) Subject to the conditions set forth in clause (a)(ii) below, any Lender may assign and delegate all or any portion of its rights and duties under the Loan Documents (including the Obligations owed to it and its Commitments) to one or more assignees so long as such prospective assignee is an Eligible Transferee (each, an "Assignee"), with the prior written consent (such consent not be unreasonably withheld or delayed) of:

(A)Borrowers; provided, that no consent of Borrowers shall be required (1) if a Specified Event of Default has occurred and is continuing, or (2) in connection with an assignment to a Person that is a Lender or an Affiliate (other than natural persons) of a Lender; provided further, that Borrowers shall be deemed to have consented to a proposed assignment unless they object thereto by written notice to Agent within five Business Days after having received notice thereof; and
(B)Agent, Swing Lender, and Issuing Bank.
    (ii)    Assignments shall be subject to the following additional
conditions:
(A)no assignment may be made (i) to a Disqualified
Institution, or (ii) to a natural person,
(B)no assignment may be made to a Loan Party, an Affiliate of a Loan Party, Sponsor or an Affiliate of Sponsor; provided, that Sponsor Affiliated Lenders may hold up to 25% of the Commitments (subject to the terms and conditions set forth in the definition thereof),
(C)the amount of the Commitments and the other rights and
obligations of the assigning Lender hereunder and under the other Loan Documents subject to each such assignment (determined as of the date the
Assignment and Acceptance with respect to such assignment is delivered to Agent) shall be in a minimum amount (unless waived by Agent) of $5,000,000 (except such minimum amount shall not apply to (I) an assignment or delegation by any Lender to any other Lender, an Affiliate of any Lender, or a Related Fund of such Lender, or (II) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000),
(D)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement,
(E)the parties to each assignment shall execute and deliver to Agent an Assignment and Acceptance; provided, that Borrowers and Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrowers and Agent by such Lender and the Assignee,
(F)unless waived by Agent, the assigning Lender or Assignee
has paid to Agent, for Agent's separate account, a processing fee in the amount of $3,500, and
(G)the assignee, if it is not a Lender, shall deliver to Agent an Administrative Questionnaire in a form approved by Agent (the "Administrative Questionnaire").
(b)From and after the date that Agent receives the executed Assignment and Acceptance and, if applicable, payment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall be a "Lender" and shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender's obligations under Section 15 and Section 17.9(a).
(c)By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon

Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.
(d)Immediately upon Agent's receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
(e)Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a "Participant") participating interests in all or any portion of its Obligations, its Commitment, and the other rights and interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, that (i) the Originating Lender shall remain a "Lender" for all purposes of this Agreement and the other
Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender (other than a waiver of default interest), or (E) decreases the amount or postpones the due dates of scheduled principal repayments or prepayments or premiums payable to such Participant through such Lender, (v) no participation shall be sold to a natural person, (vi) no participation shall be sold to a Loan Party, or an Affiliate of a Loan Party, and (vii) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.
(f)In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, a Lender may, subject to the provisions of Section 17.9, disclose all documents and information which it now or hereafter may have relating to any Loan Party and its Subsidiaries and their respective businesses.
(g)Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement to secure obligations of such Lender, including any pledge in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law; provided, that no such pledge shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(h)Agent (as a non-fiduciary agent on behalf of Borrowers) shall maintain, or cause to be maintained, a register (the "Register") on which it enters the name and address of each Lender as the registered owner of the Revolving Loan (and the principal amount thereof and stated interest thereon) held by such Lender (each, a "Registered Loan"). Other than in connection with an assignment by a Lender of all or any portion of its portion of the Revolving Loan to an Affiliate of such Lender or a Related Fund of such Lender (i) a Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide) and (ii) any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any evidencing the same), Borrowers shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of any assignment by a Lender of all or any portion of its Revolving Loans to an Affiliate of such Lender or a Related Fund of such Lender, and which assignment is not recorded in the Register, the assigning Lender, on behalf of Borrowers, shall maintain a register comparable to the Register. The entries in the Register shall be conclusive absent manifest error.
(i)In the event that a Lender sells participations in the Registered Loan, such Lender, as a non-fiduciary agent on behalf of Borrowers, shall maintain (or cause to be maintained) a register on which it enters the name of all participants in the Registered Loans held by it (and the principal amount (and stated interest thereon) of the portion of such Registered Loans that is subject to such participations) (the "Participant Register"). A Registered Loan (and the registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.
(j)Agent shall make a copy of the Register (and each Lender shall make a copy of its Participant Register to the extent it has one) available for review by Borrowers from time to time as Borrowers may reasonably request.
(k)Each Borrower and each Sponsor Affiliated Lender (by its acceptance of an assignment) agrees that if a case under the Bankruptcy Code is commenced against any Borrower or any other Loan Party, then, at the request of Agent, such Borrower, with respect to any plan of reorganization that does not adversely affect any Sponsor Affiliated Lender in any material respect as compared to other Lenders, shall seek (and each Sponsor Affiliated Lender shall consent) to designate that the vote of any Sponsor Affiliated Lender with respect to any such plan of reorganization of such Borrower or other Loan Party not be counted. Subject to clause (ii) below, each Sponsor Affiliated Lender hereby irrevocably appoints Agent (such appointment being coupled with an interest) as such Sponsor Affiliated Lender's attorney-in-fact, with full authority in the place and stead of such Sponsor Affiliated Lender and in the name of such Sponsor Affiliated Lender, from time to time in Agent's discretion to take any action and to execute any instrument that Agent may deem reasonably necessary to carry out the provisions of this clause (k).
13.2Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, that no Borrower may assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by any Borrower is required in connection with any such assignment.
14.AMENDMENTS; WAIVERS.
14.1Amendments and Waivers.
(a)No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than the Fee Letter), and no consent with respect to any departure by Parent or any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and the Loan Parties that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and all of the Loan Parties that are party thereto, do any of the following:
(i)increase the amount of or extend the expiration date of any Commitment of any Lender or amend, modify, or eliminate the last sentence of Section 2.4(c)(i),
(ii)postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,
(iii)reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except (y) in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders), and (z) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or a reduction of fees for purposes of this clause (iii)),
(iv)amend, modify, or eliminate this Section 14.1 or any provision of this Agreement providing for consent or other action by all Lenders,
(v)amend, modify, or eliminate Section 3.1 or 3.2,
(vi)amend, modify, or eliminate Section 15.11,
(vii)other than as permitted by Section 15.11, release or contractually subordinate Agent's Lien in and to any of the Collateral other than to the extent permitted by the Intercreditor Agreement or any Additional Term Loan Intercreditor Agreement,
(viii)amend, modify, or eliminate the definitions of "Required Lenders", Supermajority Lenders or "Pro Rata Share",
(ix)other than in connection with a merger, amalgamation, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release any Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents,
(x)amend, modify, or eliminate any of the provisions of
Section 2.4(b)(i), (ii) or (iii), or
(xi)amend, modify, or eliminate any of the provisions of Section 13.1 with respect to assignments to, or participations with, Persons who are Loan Parties, or Affiliates of a Loan Party;
(b)No amendment, waiver, modification, or consent shall amend, modify, waive, or eliminate,

(i)the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrowers (and shall not require the written consent of any of the Lenders),
(ii)any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrowers, and the Required Lenders;
(c)No amendment, waiver, modification, elimination, or consent shall, without the prior express written consent of Agent, Borrowers and the Supermajority Lenders, amend, modify, or eliminate the definition of (i) Borrowing Base or any of the defined terms (including the definitions of Eligible Accounts, Eligible Unbilled Accounts, Eligible US Unbilled Accounts, Eligible Canadian Unbilled Accounts, Eligible Billed Accounts, Eligible US Billed Accounts, Eligible Canadian Billed Accounts, Eligible Investment Grade Accounts, Eligible US Investment Grade Accounts, Eligible Canadian Investment Grade Accounts, Eligible
Chemicals Inventory, Eligible Spare Parts Inventory, Eligible Finished Goods Inventory, Eligible Inventory and Eligible Raw Material Inventory) that are used in such definition to the extent that any such change results in more credit being made available to Borrowers based upon the Borrowing Base or (ii) Maximum Revolver Amount;
(d)No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Issuing Bank, or any other rights or duties of Issuing Bank under this Agreement or the other
Loan Documents, without the written consent of Issuing Bank, Agent, Borrowers, and the Required Lenders;
(e)No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Swing Lender, or any other rights or duties of Swing Lender under this Agreement or the other
Loan Documents, without the written consent of Swing Lender, Agent, Borrowers, and the Required Lenders; and
(f)Anything in this Section 14.1 to the contrary notwithstanding, (i) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of any Loan Party, shall not require consent by or the agreement of any Loan Party, and (ii) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Loan Document may be entered into without the consent of, or over the objection of, any Defaulting Lender.
If any Lender does not consent (a "Non-Consenting Lender") to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrowers may replace such Non-Consenting Lender with respect to the Class of Loans or Commitments that is subject to the related consent, waiver or amendment in accordance with Section 14.2; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrowers to be made pursuant to this paragraph).
14.2Replacement of Certain Lenders. If any Lender requests compensation under Section 2.12(d), or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 16, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrowers may, at their sole expense and effort, upon at least five Business Days prior irrevocable notice to such Lender and the Agent (the "Replacement Notice"), require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.1), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and Letter of Credit Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);
(b)in the case of any such assignment resulting from a claim for compensation under Section 2.12(d) or payments required to be made pursuant to Section 16, such assignment will result in a reduction in such compensation or payments thereafter; and
(c)such assignment does not conflict with applicable law.
Each Replacement Notice shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

In connection with any such replacement, if any such Lender does not execute and deliver to the Agent a duly executed Assignment and Acceptance reflecting such replacement within two (2) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Acceptance to such Lender, then such Lender shall be deemed to have executed and delivered such Assignment and Acceptance without any action on the part of such Lender. Such purchase and sale shall be effective on the date of the payment of such amount to such Lender.
14.3No Waivers; Cumulative Remedies. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Parent and Borrowers of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.
15.AGENT; THE LENDER GROUP.
15.1Appointment and Authorization of Agent. Each Lender hereby designates and appoints Wells Fargo as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to designate, appoint, and authorize) Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as agent for and on behalf of the Lenders (and the Bank Product Providers) on the conditions contained in this Section 15. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender (or Bank Product Provider), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, payments and proceeds of Collateral, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, or to take any other action with respect to any Collateral or Loan Documents which may be necessary to perfect, and maintain perfected, the security interests and Liens upon Collateral pursuant to the Loan Documents, (c) make Revolving Loans, for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute payments and proceeds of the Collateral as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to any Loan Party or its Subsidiaries, the Obligations, the Collateral, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.
15.2Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.
15.3Liability of Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders (or Bank Product Providers) for any recital, statement, representation or warranty made by any Loan
Party or any of its Subsidiaries or Affiliates, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or its Subsidiaries or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lenders (or Bank Product Providers) to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of any Loan Party or its Subsidiaries. No Agent-Related Person shall have any liability to any Lender, and Loan Party or any of their respective Affiliates if any request for a Loan, Letter of Credit or other extension of credit was not authorized by the applicable Borrower. Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applicable law or regulation.
15.4Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders (and, if it so elects, the Bank Product Providers) against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (and Bank Product Providers).
15.5Notice of Default or Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrowers referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 15.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.
15.6Credit Decision. Each Lender (and Bank Product Provider) acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of any Loan Party and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender (or Bank Product Provider). Each Lender represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender (or Bank Product Provider) with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons. Each Lender acknowledges (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender (or Bank Product Provider) with any credit or other information with respect to any Borrower, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent's or its Affiliates' or representatives' possession before or after the date on which such Lender became a party to this Agreement (or such Bank Product Provider entered into a Bank Product Agreement).
15.7Costs and Expenses; Indemnification. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys' fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from payments or proceeds of the Collateral received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders (or Bank Product Providers). In the event Agent is not reimbursed for such costs and expenses by the Loan Parties and their Subsidiaries, each Lender hereby agrees that it is and shall be obligated to pay to Agent such Lender's ratable thereof. Whether or not the transactions contemplated hereby are consummated, each of the Lenders, on a ratable basis, shall indemnify and defend the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so) from and against any and all Indemnified Liabilities; provided, that no Lender shall be liable for the payment to any AgentRelated Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make a Revolving Loan or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's ratable share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.
15.8Agent in Individual Capacity. Wells Fargo and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire Equity Interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Loan Party and its Subsidiaries and Affiliates and any other Person party to any Loan Document as though Wells Fargo were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding a Loan Party or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of such Loan Party or such other Person and that prohibit the disclosure of such information to the Lenders (or Bank Product Providers), and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms "Lender" and "Lenders" include Wells Fargo in its individual capacity.
15.9Successor Agent. Agent may resign as Agent upon 30 days (ten days if an Event of Default has occurred and is continuing) prior written notice to the Lenders (unless such notice is waived by the Required Lenders) and Borrowers (unless such notice is waived by Borrowers or a Default or Event of Default has occurred and is continuing) and without any notice to the Bank Product Providers. If Agent resigns under this Agreement, the Required Lenders shall be entitled, with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent for the Lenders (and the Bank Product Providers). If, at the time that Agent's resignation is effective, it is acting as Issuing Bank or the Swing Lender, such resignation shall also operate to effectuate its resignation as Issuing Bank or the Swing Lender, as applicable, and it shall automatically be relieved of any further obligation to issue Letters of Credit, or to make Swing Loans. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders and Borrowers, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned). In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.
15.10Lender in Individual Capacity. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Loan Party and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group (or the Bank Product Providers). The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding a Loan Party or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of such Loan Party or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them.
15.11Collateral Matters.
(a)The Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Loan Parties and their Subsidiaries of all of the Obligations, (ii) constituting property being sold or disposed of (to a person which is not a Loan Party) if a release is required or desirable in connection therewith and if Borrowers certify to Agent that the sale or disposition is permitted under Section 6.4 (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which no Loan Party or any of its Subsidiaries owned any interest at the time Agent's Lien was granted nor at any time thereafter, (iv) constituting property leased or licensed to a Loan Party or its Subsidiaries under a lease or license that has expired or is terminated in a transaction permitted under this Agreement, or (v) in connection with a credit bid or purchase authorized under this Section 15.11. The Loan Parties and the Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent, based upon the instruction of the Required Lenders, to (a) consent to the sale of, credit bid, or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code, (b) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale or other disposition thereof conducted under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, or (c) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any other sale or foreclosure conducted or consented to by Agent in accordance with applicable law in any judicial action or proceeding or by the exercise of any legal or equitable remedy. In connection with any such credit bid or purchase, (i) the Obligations owed to the Lenders and the Bank Product Providers shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not impair or unduly delay the ability of Agent to credit bid or purchase at such sale or other disposition of the Collateral and, if such contingent or unliquidated claims cannot be estimated without impairing or unduly delaying the ability of Agent to credit bid at such sale or other disposition, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the Collateral that is the subject of such credit bid or purchase) and the Lenders and the Bank Product Providers whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the Collateral that is the subject of such credit bid or purchase (or in the Equity Interests of the any entities that are used to consummate such credit bid or purchase), and (ii) Agent, based upon the instruction of the Required Lenders, may accept non-cash consideration, including debt and equity securities issued by any entities used to consummate such credit bid or purchase and in connection therewith Agent may reduce the Obligations owed to the Lenders and the Bank Product Providers (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) based upon the value of such non-cash consideration; provided, that Bank Product Obligations not entitled to the application set forth in Section 2.4(b)(iii)(J) shall not be entitled to be, and shall not be, credit bid, or used in the calculation of the ratable interest of the Lenders and Bank Product Providers in the Obligations which are credit bid. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders (without requiring the authorization of the Bank Product Providers), or (z) otherwise, the Required Lenders (without requiring the authorization of the Bank Product Providers). Upon request by Agent or Borrowers at any time, the Lenders will (and if so requested, the Bank Product Providers will) confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, that (1) anything to the contrary contained in any of the Loan Documents notwithstanding, Agent shall not be required to execute any document or take any action necessary to evidence such release on terms that, in Agent's opinion, could expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly released) upon (or obligations of Borrowers in respect of) any and all interests retained by any Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.
Each Lender further hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to irrevocably authorize) Agent, at its option and in its sole discretion, to subordinate (by contract or otherwise) any Lien granted to or held by Agent on any property under any Loan Document (a) to the holder of any Permitted Lien on such property if such Permitted Lien secures purchase money Indebtedness (including Capitalized Lease Obligations) which constitute Permitted Indebtedness and (b) to the extent Agent has the authority under this Section 15.11 to release its Lien on such property.

(b)Agent shall have no obligation whatsoever to any of the Lenders (or the Bank Product Providers) (i) to verify or assure that the Collateral exists or is owned by a Loan Party or any of its Subsidiaries or is cared for, protected, or insured or has been encumbered, (ii) to verify or assure that Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, (iii) to verify or assure that any particular items of Collateral meet the eligibility criteria applicable in respect thereof, (iv) to impose, maintain, increase, reduce, implement, or eliminate any particular reserve hereunder or to determine whether the amount of any reserve is appropriate or not, or (v) to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender (or Bank Product Provider) as to any of the foregoing, except as otherwise expressly provided herein.
15.12Restrictions on Actions by Lenders; Sharing of Payments.
(a)Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender or its Affiliates to any Loan Party or its Subsidiaries or any deposit accounts of any Loan Party or its Subsidiaries now or hereafter maintained with such Lender or its Affiliates. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Borrower or any Guarantor or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.
(b)If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender's Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.
15.13Agency for Perfection. Agent hereby appoints each other Lender (and each Bank Product Provider) as its agent (and each Lender hereby accepts (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to accept) such appointment) for the purpose of perfecting Agent's Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code or the applicable provisions of the PPSA or
Canadian securities transfer legislation can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent's instructions.
15.14Payments by Agent to the Lenders. All payments to be made by Agent to the Lenders (or Bank Product Providers) shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations.
15.15Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan
Documents. Each member of the Lender Group agrees (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to agree) that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders (and such Bank Product Provider).
15.16Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information. By becoming a party to this Agreement, each Lender:
(a)is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field examination report respecting any Loan Party or its Subsidiaries (each, a "Report") prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports,
(b)expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,
(c)expressly     agrees     and     acknowledges     that     the     Reports     are     not
comprehensive audits or examinations, that Agent or other party performing any field examination will inspect only specific information regarding the Loan Parties and their Subsidiaries and will rely significantly upon Parent's and its Subsidiaries' books and records, as well as on representations of Borrowers' personnel,
(d)agrees to keep all Reports and other material, non-public information regarding the Loan Parties and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 17.9, and
(e)without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrowers, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys' fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.
In addition to the foregoing, (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by any Loan Party or its Subsidiaries to Agent that has not been contemporaneously provided by such Loan Party or such Subsidiary to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from any Loan Party or its Subsidiaries, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Borrowers the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from such Loan Party or such Subsidiary, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrowers a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.
15.17Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to any Borrower or any other Person for any failure by any other Lender (or Bank Product Provider) to fulfill its obligations to make credit available hereunder, nor to advance for such Lender (or Bank Product Provider) or on its behalf, nor to take any other action on behalf of such Lender (or Bank Product Provider) hereunder or in connection with the financing contemplated herein.
15.18Joint Lead Arrangers, Book Runner, and Syndication Agents. Each of the Joint Lead Arrangers, Book Runner, and Syndication Agents, in such capacities, shall not have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to it in its capacity as a Lender, as Agent, as Swing Lender, or as Issuing Bank. Without limiting the foregoing, each of the Joint Lead Arrangers, Book Runner, and Syndication Agents, in such capacities, shall not have or be deemed to have any fiduciary relationship with any Lender or any Loan Party. Each Lender, Agent, Swing Lender, Issuing Bank, and each Loan Party acknowledges that it has not relied, and will not rely, on the Joint Lead Arrangers, Book Runner, and Syndication Agents in deciding to enter into this Agreement or in taking or not taking action hereunder. Each of the Joint Lead Arrangers, Book Runner, and Syndication Agents, in such capacities, shall be entitled to resign at any time by giving notice to Agent and Borrowers.
16.WITHHOLDING TAXES.
16.1Payments. All payments made by any Loan Party under any Loan Document will be made free and clear of, and without deduction or withholding for, any Taxes, except as otherwise required by applicable law, and in the event any deduction or withholding of Taxes is required, the applicable Loan Party shall make the requisite withholding, promptly pay over to the applicable Governmental Authority the withheld tax, and furnish to Agent as promptly as possible after the date the payment of any such Tax is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Loan Parties. Furthermore, if any such Tax is an Indemnified Tax, the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made, including such deductions and withholdings applicable to additional sums payable under this Section 16.1, the applicable recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. The Loan Parties will promptly pay any Other

Taxes or reimburse Agent for such Other Taxes upon Agent's demand. The Loan Parties shall jointly and severally indemnify each Indemnified Person (as defined in Section 10.3) (collectively a "Tax Indemnitee") for the full amount of Indemnified Taxes arising in connection with this Agreement or any other Loan Document or breach thereof by any Loan Party (including, without limitation, any Indemnified Taxes imposed or asserted on, or attributable to, amounts payable under this Section 16.1) imposed on, or paid by, such Tax Indemnitee and all reasonable costs and expenses related thereto (including reasonable out-of-pocket fees and disbursements of attorneys and other tax professionals), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority (other than Indemnified Taxes and additional amounts that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Tax Indemnitee). The obligations of the Parties under this Section 16 shall survive the termination of this Agreement, the resignation and replacement of the Agent, and the repayment of the Obligations.
16.2Exemptions.
(a)If a Lender or Participant is entitled to claim an exemption or reduction from United States withholding tax, such Lender or Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) and the Administrative Borrower on behalf of all Borrowers one of the following before receiving its first payment under this Agreement:
(i)if such Lender or Participant is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the
Lender or Participant, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of Administrative Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrowers within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN, Form W-8BEN-E or Form W-8IMY (with proper attachments as applicable);
(ii)if such Lender or Participant is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN or Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the applicable article of such tax treaty;
(iii)if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W-8ECI;
(iv)if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender or
Participant serves as an intermediary, a properly completed and executed copy of IRS Form W8IMY (including a withholding statement and copies of the tax certification documentation for its beneficial owner(s) of the income paid to the intermediary, if required based on its status provided on the Form W-8IMY); and
(v)a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other applicable laws as a condition to exemption from, or reduction of, withholding or backup withholding tax in the United States, including any supplementary documentation as may be prescribed by applicable law.
(b)Each Lender or Participant shall provide new forms (or successor forms)
upon the expiration or obsolescence of any forms previously delivered pursuant to this Section 16.2 and to promptly notify Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.
(c)If a Lender or Participant claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent and Borrowers, to deliver to Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) any such form or forms, as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender or such Participant is legally able to deliver such forms, or the providing of or delivery of such forms in the Lender's reasonable judgment would not subject such Lender to any material unreimbursed cost or expense or materially prejudice the legal or commercial position of such Lender (or its Affiliates); provided, further, that nothing in this Section 16.2(c) shall require a Lender or Participant to disclose any information that it deems to be confidential (including without limitation, its tax returns). Each Lender and each Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(d)If a Lender or Participant claims exemption from, or reduction of, withholding tax and such Lender or Participant sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender or Participant, such Lender or Participant agrees to notify Agent and Administrative Borrower (or, in the case of a sale of a participation interest, to the Lender granting the participation only) of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender or Participant. To the extent of such percentage amount, Agent and Administrative Borrower will treat such Lender's or such Participant's documentation provided pursuant to Section 16.2(a) or 16.2(c) as no longer valid. With respect to such percentage amount, such Participant or Assignee may provide new documentation, pursuant to Section 16.2(a) or 16.2(c), if applicable. Borrowers agree that each Participant shall be entitled to the benefits of this Section 16 with respect to its participation in any portion of the Commitments and the Obligations so long as such Participant complies with the obligations set forth in this Section 16 with respect thereto.
(e)If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable due diligence and reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to Administrative Borrower and Agent (or, in the case of a Participant, to the Lender granting the participation only) at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Borrower and Agent (or, in the case of a Participant, the Lender granting the participation) such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Administrative Borrower and Agent (or, in the case of a Participant, the Lender granting the participation) as may be necessary for Agent or Borrowers to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.
16.3Reductions.
(a)If a Lender or a Participant is subject to an applicable withholding tax, Agent (or, in the case of a Participant, the Lender granting the participation) may withhold from any payment to such Lender or such Participant an amount equivalent to the applicable withholding tax. If the forms or other documentation required by Section 16.2(a) or 16.2(c) are not delivered to Agent (or, in the case of a Participant, to the Lender granting the participation), then Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any payment to such Lender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(b)If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent (or, in the case of a Participant, to the Lender granting the participation) did not properly withhold tax from amounts paid to or for the account of any Lender or any Participant due to a failure on the part of the Lender or any Participant (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent (or such Participant failed to notify the Lender granting the participation) of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless (or, in the case of a Participant, such Participant shall indemnify and hold the Lender granting the participation harmless) for all amounts paid, directly or indirectly, by Agent (or, in the case of a Participant, to the Lender granting the participation), as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent (or, in the case of a Participant, to the Lender granting the participation only) under this Section 16, together with all costs and expenses (including attorneys' fees and expenses). The obligation of the Lenders and the Participants under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.
16.4Refunds. If Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes to which the Loan Parties have paid additional amounts pursuant to this Section 16, it shall pay over such refund to the Administrative Borrower on behalf of the Loan Parties (but only to the extent of payments made, including any additional amounts paid, by the Loan Parties under this Section 16 with respect to Indemnified Taxes giving rise to such a refund), net of all out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the applicable Governmental Authority with respect to such a refund); provided, that the Loan Parties, upon the request of Agent or such Lender, agrees to repay the amount paid over to the Loan Parties pursuant to this Section 16.4 (plus any penalties, interest or other charges, imposed by the applicable Governmental Authority, other than such penalties, interest or other charges imposed as a result of the willful misconduct or gross negligence of Agent or Lender hereunder as finally determined by a court of competent jurisdiction) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything in this Agreement to the contrary, this Section 16 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to Loan Parties or any other Person or require Agent or any Lender to pay any amount to an indemnifying party pursuant to Section 16.4, the payment of which would place Agent or such Lender (or their Affiliates) in a less favorable net after-Tax position than such Person would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.
17.GENERAL PROVISIONS.

17.1Effectiveness. This Agreement shall be binding and deemed effective when executed by Parent, each Borrower, Agent, and each Lender whose signature is provided for on the signature pages hereof.
17.2Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
17.3Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or Parent or any Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
17.4Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
17.5Bank Product Providers. Each Bank Product Provider in its capacity as such shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Agent is acting. Agent hereby agrees to act as agent for such Bank Product Providers and, by virtue of entering into a Bank Product Agreement, the applicable Bank Product Provider shall be automatically deemed to have appointed Agent as its agent and to have accepted the benefits of the Loan Documents. It is understood and agreed that the rights and benefits of each Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider's being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Bank Product Provider, by virtue of entering into a Bank Product Agreement, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Bank Product Obligations and that if reserves are established there is no obligation on the part of Agent to determine or insure whether the amount of any such reserve is appropriate or not. In connection with any such distribution of payments or proceeds of Collateral, Agent shall be entitled to assume no amounts are due or owing to any Bank Product Provider unless such Bank Product Provider has provided a written certification (setting forth a reasonably detailed calculation) to Agent, which may be updated from time to time, as to the amounts that are due and owing to it and such written certification is received by Agent a reasonable period of time prior to the making of such distribution. Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products, but may rely upon the written certification of the amount due and payable from the applicable Bank Product Provider. In the absence of an updated certification, Agent shall be entitled to assume that the amount due and payable to the applicable Bank

Product Provider is the amount last certified to Agent by such Bank Product Provider as being due and payable (less any distributions made to such Bank Product Provider on account thereof). Borrowers may obtain Bank Products from any Bank Product Provider, although Borrowers are not required to do so. Each Borrower acknowledges and agrees that no Bank Product Provider has committed to provide any Bank Products and that the providing of
Bank Products by any Bank Product Provider is in the sole and absolute discretion of such Bank Product Provider. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no provider or holder of any Bank Product shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or Guarantors.
17.6Debtor-Creditor Relationship. The relationship between the Lenders and Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein. Nothing contained herein shall limit or preclude Agent, any Lender or any of its respective Affiliates from carrying on any business with, providing banking or other financial services to, or from participating in any capacity, including as an equity investor, in any entity or person whatsoever, including, without limitation, any competitor, supplier or customer of any Borrower, or any of their respective Affiliates, or any other Person that may have interests different than or adverse to such Persons.
17.7Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.
17.8Revival and Reinstatement of Obligations; Certain Waivers. If any member of the Lender Group or any Bank Product Provider repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of

Collateral) previously paid or transferred to such member of the Lender Group or such Bank Product Provider in full or partial satisfaction of any Obligation or on account of any other obligation of any Loan Party under any Loan Document or any Bank Product Agreement, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a "Voidable Transfer"), or because such member of the Lender Group or Bank Product Provider elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such member of the Lender Group or Bank Product Provider elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys' fees of such member of the Lender Group or Bank Product Provider related thereto, (i) the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, and (ii) Agent's Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (A) Agent's Liens shall have been released or terminated, or (B) any provision of this Agreement shall have been terminated or cancelled, Agent's Liens, or such provision of this Agreement, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Loan Party in respect of such liability or any Collateral securing such liability. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations.
17.9Confidentiality.
(a)Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding the Loan Parties and their Subsidiaries, their operations, assets, and existing and contemplated business plans ("Confidential Information") shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group and to employees, directors and officers of any member of the Lender Group (the Persons in this clause (i), "Lender Group Representatives") on a "need to know" basis in connection with this Agreement and the transactions contemplated hereby and on a confidential basis, (ii) to Subsidiaries and Affiliates of any member of the Lender Group (including the Bank Product Providers); provided, that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 17.9, (iii) as may be required by regulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided, that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrowers with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrowers pursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance in writing by Borrowers, (vi) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process; provided, that (x) prior to any disclosure under this clause (vi) the disclosing party agrees to provide Borrowers with prior written notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior written notice to Borrowers pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause (vi) shall be limited to the portion of the Confidential Information as may be required by such Governmental Authority pursuant to such subpoena or other legal process, (vii) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders or the Lender Group Representatives), (viii) in connection with any assignment, participation or pledge of any Lender's interest under this Agreement; provided, that prior to receipt of Confidential Information any such assignee, participant, or pledgee shall have agreed in writing to receive such Confidential Information either subject to the terms of this Section 17.9 or pursuant to confidentiality requirements substantially similar to those contained in this Section 17.9 (and such Person may disclose such Confidential Information to Persons employed or engaged by them as described in clause (i) above), (ix) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; provided, that prior to any disclosure to any Person (other than any Loan Party, Agent, any Lender, any of their respective Affiliates, or their respective counsel) under this clause (ix) with respect to litigation involving any Person (other than any Borrower, Agent, any Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Borrowers with prior written notice thereof, and (x) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document.
(b)Anything in this Agreement to the contrary notwithstanding, Agent may disclose information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services or in its marketing or promotional materials, with such information to consist of deal terms and other information customarily found in such publications or marketing or promotional materials and may otherwise use the name, logos, and other insignia of any Borrower or the other Loan Parties and the Commitments provided hereunder in any "tombstone" or other advertisements, on its website or in other marketing materials of the Agent.
(c)Each Loan Party agrees that Agent may make materials or information provided by or on behalf of Borrowers hereunder (collectively, "Borrower Materials") available to the Lenders by posting the communications on IntraLinks, SyndTrak or a substantially similar secure electronic transmission system (the "Platform"). The Platform is provided "as is" and "as available." Agent does not warrant the accuracy or completeness of the Borrower Materials, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by Agent in connection with the Borrower Materials or the Platform. In no event shall Agent or any of the AgentRelated Persons have any liability to the Loan Parties, any Lender or any other person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party's or Agent's transmission of communications through the Internet, except to the extent the liability of such person is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such person's gross negligence or willful misconduct. Each Loan Party further agrees that certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities). The Loan Parties shall be deemed to have authorized Agent and its Affiliates and the Lenders to treat Borrower Materials marked "PUBLIC" or otherwise at any time filed with the SEC as not containing any material non-public information with respect to the Loan Parties or their securities for purposes of United States federal and state securities laws. All Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated as "Public Investor" (or another similar term). Agent and its Affiliates and the Lenders shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" or that are not at any time filed with the SEC as being suitable only for posting on a portion of the Platform not marked as "Public Investor" (or such other similar term).
17.10Survival. All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, Issuing Bank, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding or unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or been terminated.
17.11Patriot Act; Due Diligence. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Patriot Act. In addition, Agent and each Lender shall have the right to periodically conduct due diligence on all Loan
Parties, their senior management and key principals and legal and beneficial owners. Each Loan Party agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable costs and charges for any such due diligence by Agent shall constitute Lender Group Expenses hereunder and be for the account of Borrowers.
17.12Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. The foregoing to the contrary notwithstanding, all Bank Product Agreements, if any, are independent agreements governed by the written provisions of such Bank Product Agreements, which will remain in full force and effect, unaffected by any repayment, prepayments, acceleration, reduction, increase, or change in the terms of any credit extended hereunder, except as otherwise expressly provided in such Bank Product Agreement.
17.13Liberty Oilfield Services LLC as Agent for Borrowers. Each Borrower hereby irrevocably appoints Liberty Oilfield Services LLC as the borrowing agent and attorney-in-fact for all Borrowers (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed
Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (a) to provide Agent with all notices with respect to Revolving Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents (and any notice or instruction provided by Administrative Borrower shall be deemed to be given by Borrowers hereunder and shall bind each Borrower), (b) to receive notices and instructions from members of the Lender Group (and any notice or instruction provided by any member of the Lender Group to the Administrative Borrower in accordance with the terms hereof shall be deemed to have been given to each Borrower), and (c) to enter into Bank Product Provider Agreements on behalf of Borrowers and their Subsidiaries, and (d) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Revolving Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of (i) the handling of the Loan Account and Collateral of Borrowers as herein provided, or (ii) the Lender Group's relying on any instructions of the Administrative Borrower, except that Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section 17.13 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be.
17.14Acknowledgement and Consent to Bail-In of ~~EEA~~Affected Financial
Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any ~~EEA~~Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of ~~an EEA~~the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by ~~an EEA~~the
applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an ~~EEA~~Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such ~~EEA~~Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of ~~any EEA~~the applicable Resolution Authority.
17.15Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, "QFC Credit Support" and each such QFC a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
17.16Erroneous Payments.
(a)Each Lender, each Issuing Bank, each other Bank Product Provider and any other party hereto hereby severally agrees that if (i) the Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank or any Bank Product Provider (or the Lender which is an Affiliate of a Lender, Issuing Bank or Bank Product Provider) or any other Person that has received funds from the Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Bank or Bank Product Provider (each such recipient, a "Payment Recipient") that the Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such

Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 17.16(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an "Erroneous Payment"), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on "discharge for value" or any similar doctrine.
(b)Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Agent in writing of such occurrence.
(c)In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Agent, and upon demand from the Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(d)In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor by the Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an "Erroneous Payment Return Deficiency"), then at the sole discretion of the Agent and upon the Agent's written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the "Erroneous Payment Impacted Loans") to the Agent or, at the option of the Agent, the Agent's applicable lending affiliate (such assignee, the "Agent Assignee") in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Loans, the "Erroneous Payment Deficiency Assignment") plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Agent Assignee as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, following the effectiveness of the Erroneous Payment Deficiency Assignment, the Agent may make a cashless reassignment to the applicable assigning Lender of any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such reassignment all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 13 and (3) the Agent may reflect such assignments in the Register without further consent or action by any other Person.
(e)Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent (1) shall be subrogated to all the rights of such Payment Recipient and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Agent to such Payment Recipient from any source, against any amount due to the Agent under this Section 17.16 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrowers or any other Loan Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(f)Each party's obligations under this Section 17.16 shall survive the resignation or replacement of the Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
(g)The provisions of this Section 17.16 to the contrary notwithstanding, (i) nothing in this Section 17.16 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient's receipt of an Erroneous Payment and (ii) there will only be deemed to be a recovery of the Erroneous Payment to the extent that Agent has received payment from the Payment Recipient in immediately available funds the Erroneous Payment Return, whether directly from the Payment Recipient, as a result of the exercise by Agent of its rights of subrogation or set off as set forth above in clause (e) or as a result of the receipt by Agent Assignee of a payment of the outstanding principal balance of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment, but excluding any other amounts in respect thereof (it being agreed that any payments of interest, fees, expenses or other amounts (other than principal) received by Agent Assignee in respect of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment shall be the sole property of the Agent Assignee and shall not constitute a recovery of the Erroneous Payment).
17.17Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to Agent or any Lender from any Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify
Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to Agent or any Lender in such currency, Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Loan Party (or to any other Person who may be entitled thereto under applicable law).
17.18No Recourse Against Canadian Guarantors Until Canadian A/R Eligibility Trigger Event. Each party hereto agrees that, notwithstanding anything in this Agreement or any other Loan Document to the contrary, until the occurrence of the Canadian A/R Eligibility Trigger Event, Agent, the Lenders, Issuing Bank and Swing Lender shall not (a) have any rights or remedies under the Canadian Guarantee and Security Agreement or any other document set forth on Exhibit C-2 or the right to exercise any other remedies available to Agent, the Lenders, Issuing Bank or Swing Lender under applicable law or in equity with respect to any Canadian Guarantor or its Collateral and (b) have any recourse against the Canadian Guarantors with respect to the Obligations.

17.19Interest Act (Canada). For the purposes of this Agreement with respect to the Canadian Guarantors, whenever interest to be paid hereunder is to be calculated on the basis of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or such other number of days in such period, as the case may be.
17.20Maximum Rate of Interest. Notwithstanding anything contained herein to the contrary, the Loan Parties will not be obliged to make any payment of interest or other amounts payable to the Lenders hereunder in excess of the amount or rate that would be permitted by applicable law or would result in the receipt by the Lenders of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)). If the making of any payment by any Loan Party would result in a payment being made that is in excess of such amount or rate, the Agent will determine the payment or payments that are to be reduced or refunded, as the case may be, so that such result does not occur.
[Signature pages to follow.]

EXHIBIT B
Closing Checklist
[See attached]

CLOSING CHECKLIST
WELLS FARGO BANK, NATIONAL ASSOCIATION
LIBERTY OILFIELD SERVICES LLC
SIXTH AMENDMENT TO CREDIT AGREEMENT
AND
SECOND AMENDMENT TO GUARANTY AND SECURITY AGREEMENT
Closing Date: October 22, 2021
PARTIES TO THE TRANSACTION
    ADMINISTRATIVE AGENT:    Wells Fargo Bank, National Association ("WFB"), as ABL Agent
("ABL Agent")
1100 Abernathy Road, Suite 1600
Atlanta, Georgia 30328
Attention: Ryan Tozier
    ADMINISTRATIVE AGENT'S COUNSEL:    GOLDBERG KOHN LTD. ("GK")
55 East Monroe, Suite 3300
Chicago, Illinois 60603
Attention: Jenna Ward and Kris Gredsted
    ADMINISTRATIVE AGENT'S CANADIAN COUNSEL:    GOODMANS LLP ("Goodmans")
Bay Adelaide Centre - West Tower
333 Bay Street, Suite 3400
Toronto, Ontario M5H 2S7
Attention: Jean Anderson and Stefanie Cardarelli

ABL LENDERS:	Wells Fargo Bank, N.A. JPMorgan Chase Bank, N.A. ("Chase") Bank of America, N.A. Goldman Sachs Bank USA BOKF, NA dba BOK Financial (collectively, "ABL Lenders")
MSD:	MSD Credit Opportunity Master Fund, L.P. ("MSD") 645 Fifth Avenue 21st Floor New York, New York 10022 Attention: Marcello Liguori
TERM LENDERS:
Redwood Master Fund, Ltd. ("RMF")
Redwood Opportunity Master Fund, Ltd. ("ROMF")
Corbin Opportunity Fund, L.P. ("COF")
Pontus Holdings, Ltd. ("PHL")
CM Finance SPV Ltd. ("CMF")
AG Energy Funding, LLC ("AGE")
Owl Rock Capital Corporation ("ORCC")
ORCC II Financing LLC ("ORCC II")
ORCC Financing II LLC ("ORCCF" and, together with RMF,
ROMF, COF, PHL, CMF, AGE, ORCC, ORCC II and MSD, the
"Term Lenders" and each individually a "Term Lender")

TERM AGENT:	U.S. Bank National Association ("US Bank"), as Term Loan Agent ("Term Loan Agent") Two Liberty Place 50 South 16th Street, Suite 1950 Philadelphia, Pennsylvania 19102 Attention: Prital K. Patel
TERM LENDER'S COUNSEL:	Morgan Lewis & Bockius LLP ("MLB") 101 Park Avenue New York, New York 10178-0060 Attention: Daniel Papermaster

TERM LENDER'S CANADIAN COUNSEL:	McCarthy Tétrault LLP (“MT”) 745 Thurlow St, Suite 2400 Vancouver, BC V6E 0C5 Attention: Liezl Behm and Kean Silverthorn
TERM AGENT'S COUNSEL:	McGuire, Craddock & Strother ("MCS") 2501 N. Harwood Street, Suite 1800 Dallas, Texas 75201 Attention: Jonathan Thalheimer
PARENT COMPANIES:	Liberty Oilfield Services Inc. ("Ultimate Parent") Liberty Oilfield Services New HoldCo LLC ("Liberty Holdings") R/C IV Non-U.S. LOS Corp ("R/C IV")
BORROWERS:
Liberty Oilfield Services LLC ("Liberty")
LOS Solar Acquisition LLC ("LOS Solar")
LOS Monahans LLC ("LOS Monahans")
LOS Kermit LLC ("LOS Kermit")
950 17th Street, Floor 20
Denver, Colorado 80202
Attention: Michael Stock, Chief Financial Officer

US SUBSIDIARY GUARANTORS:	LOS Cibolo RE Investments, LLC ("LOS Cibolo") LOS Odessa RE Investments, LLC ("LOS Odessa") ST9 Gas and Oil LLC ("ST9")
CANADIAN SUBSIDIARY GUARANTORS:	LOS Canada Holdings Inc. LOS Canada Operations ULC
SPONSOR:	Riverstone Holdings LLC ("Sponsor") 712 5th Avenue, 19th Floor New York, New York 10019 Attention: General Counsel

SPONSOR'S, PARENT COMPANIES', BORROWERS' AND US SUBSIDIARY GUARANTORS' COUNSEL:
Haynes and Boone, LLP ("HB")
1221 McKinney Street, Suite 4000

CANADIAN SUBSIDIARY GUARANTORS' COUNSEL:

Houston, Texas 77010
Attention: Kraig Grahmann
Cassels Brock & Blackwell LLP ("Cassels")
Suite 2100, Scotia Plaza
40 King Street West
Toronto, Ontario M5H 3C2

Documents
A.	Loan Documents
1. Sixth Amendment to Credit Agreement and Second Amendment to Guaranty and Security Agreement, together with: (a)Marked-Up Credit Agreement (b)Exhibits (c)Schedules
2. Supplemental Fee Letter (WF)
3. Fee Letter (Chase)
4. Closing Certificate
5. Solvency Certificate
6. Amended and Restated Intercreditor Agreement
B.	US Security Documents
7. Reaffirmation of Loan Documents
Attention: Michael Wunder and Mike Tallim

Documents
8. Perfection Certificate (Parent Companies, Borrowers, and US Subsidiary Guarantors)
9. Updated Pledge Documents
(a) Irrevocable Proxy re LOS Cibolo
(b) Irrevocable Proxy re LOS Odessa
10. Trademark Security Agreement (ST9)
11. Supplemental Patent Schedule (Liberty)
12. Supplemental Patent Schedule (ST9)
C.	Canadian Security Documents
13. Canadian Guarantee and Security Agreement
D.	Collateral Due Diligence
14. Pre-Closing Lien Search Summary (Parent Companies, Borrowers and US Subsidiary Guarantors )
15. Pre-Closing Intellectual Property Search Summary (Parent Companies, Borrowers and US Subsidiary Guarantors)
16. Canadian Searches re Canadian Subsidiary Guarantors (Corporate, Section 427 Bank Act (Canada), Execution, Litigation, PPSA and Intellectual Property)
E.	Organizational Due Diligence
17. Omnibus Officer's Certificates re: Parent Companies, Borrowers and US Subsidiary Guarantors

(a) Charters (recently certified by the applicable Secretary of State)
(b) Bylaws/Operating Agreement, as applicable

Documents
(c) Resolutions
(d) Incumbency
18. Officer's Certificate re LOS Canada Holdings Inc.
(a) Certificate of Incorporation and Notice of Articles
(b) Articles
(c) Resolutions
(d) Incumbency
19. Officer’s Certificate re LOS Canada Operations ULC
(a) Certificate of Incorporation and Notice of Articles
(b) Articles
(c) Resolutions
(d) Incumbency

20. Good Standing Certificates listed on Exhibit A re Parent Companies, Borrowers, US Subsidiary Guarantors and Canadian Subsidiary Guarantors
F.	PPSA Registrations
21. LOS Canada Holdings Inc.
22. LOS Canada Operations ULC

Documents
G.	Term Loan Documents
23. Fifth Amendment to Credit Agreement, Second Amendment to Guaranty and Security Agreement and Termination of Right of First Offer Letter
24. Canadian Guaranty and Security Agreement
H.	Other Documents
25. Legal Opinion re US Loan Documents
26. Legal Opinion re Canadian Security Documents
I.	Post-Closing Items
27. Post-closing UCC searches
28. Deposit Account Control Agreements
29. Updated Insurance Certificates and Insurance Endorsements

EXHIBIT A GOOD STANDING CERTIFICATES

Name of Entity	Jurisdiction of Organization
LIBERTY OILFIELD SERVICES INC.	Delaware
R/C IV NON-U.S. LOS CORP	Delaware
LIBERTY OILFIELD SERVICES NEW HOLDCO LLC	Delaware
LIBERTY OILFIELD SERVICES LLC	Delaware
LOS SOLAR ACQUISITION LLC	Delaware
FREEDOM PROPPANT LLC	Delaware
LOS KERMIT LLC	Delaware
LOS CIBOLO RE INVESTMENTS, LLC	Texas
LOS ODESSA RE INVESTMENTS, LLC	Texas
ST9 GAS AND OIL LLC	Texas
LOS CANADA HOLDINGS INC.	British Columbia
LOS CANADA OPERATIONS ULC	British Columbia

EXHIBIT B-1
Amended and Restated Borrowing Base Certificate
[See attached]

EXHIBIT C-1
Amended and Restated Compliance Certificate
[See attached]

EXHIBIT C-1
FORM OF COMPLIANCE CERTIFICATE
[on Administrative Borrower's letterhead]
To:    Wells Fargo Bank, National Association
1100 Abernathy Road, Suite 1600
Atlanta, Georgia 30328
Attn: Liberty Account Manager
    Re:    Compliance Certificate dated _____________, 20__
Ladies and Gentlemen:
Reference is hereby made to that certain Credit Agreement, dated as of September 19, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the
"Credit Agreement"), by and among Liberty Oilfield Services, Inc., a Delaware corporation ("Ultimate Parent"), Liberty Oilfield Services New Holdco LLC, a Delaware limited liability company ("New Holdco"), R/C IV Non-U.S. LOS Corp, a Delaware corporation ("R/C IV", and together with Ultimate Parent and New Holdco, collectively, "Parent"), Liberty Oilfield Services LLC, a Delaware limited liability company ("Liberty", and together with those additional Persons that are joined as a party thereto by executing the form of Joinder attached thereto as Exhibit J-1 (each, a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), the lenders identified on the signature pages thereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender" and, collectively, the "Lenders"), Wells Fargo Bank, National Association, a national banking association ("Wells Fargo"), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity "Agent"), Wells Fargo and JPMorgan Chase Bank, N.A., a national banking association, as joint lead arrangers (in such capacity, together with their successors and assigns in such capacity, the "Joint Lead Arrangers"), Wells Fargo, as book runner (in such capacity, together with its successors and assigns in such capacity, the "Book Runner"), and JPMorgan Chase Bank, N.A., a national banking association, as syndication agent (in such capacity, together with its successors and assigns in such capacity, the "Syndication Agent"). Capitalized terms used herein, but not specifically defined herein, shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to Section 5.1 of the Credit Agreement, the undersigned officer of Administrative Borrower hereby certifies as of the date hereof that:
1.The financial information of Borrowers and their Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for year-end audit adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Borrowers and their Subsidiaries as of the date set forth therein.

9075215v5 10/12/2021 10:23 AM    1989.526
2.Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and financial condition of Borrowers and their Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Section 5.1 of the Credit Agreement.
3.Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, in each case specifying the nature and period of existence thereof and what action Parent and/or its Subsidiaries have taken, are taking, or propose to take with respect thereto.
4.Except as set forth on Schedule 3 attached hereto, the representations and warranties of Parent, Borrowers and their Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date.
5.Schedule 4 attached hereto sets forth the calculation of the Fixed Charge Coverage Ratio for the twelve month period ending on _________, 20__. The Fixed Charge Coverage Ratio for the twelve month period ending on such date is ___ : 1.0.1
    [6.    Borrowers are in receipt of $_________ of Curative Equity proceeds and have applied or concurrently herewith will apply the Curative Equity proceeds to the payment of the Obligations in the manner specified in Section 2.4(e)(ii) of the Credit Agreement. The Curative Equity is in an amount that is sufficient to cause Borrowers' EBITDA to be sufficient to satisfy the requirements of Section 9.3(d) of the Credit Agreement after giving effect to applicable limitations on Curative Equity proceeds set forth in Section 9.3(e) of the Credit Agreement.]2
[Signature page follows]
IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, 20____.
1 To be included regardless of whether a Covenant Testing Period is then in effect.
2 To be included if required by Section 9.3 of the Credit Agreement.

LIBERTY OILFIELD SERVICES LLC,
a Delaware limited liability company, as Administrative Borrower
By:_______________________________________
Name: ____________________________________
Title: _____________________________________

SCHEDULE 13
Financial Information
3 [To include proceeds of Curative Equity deemed as EBITDA broken out separately if required under Section 9.3 of the Credit Agreement.]

SCHEDULE 2
Default or Event of Default

SCHEDULE 3
Representations and Warranties

SCHEDULE 4
Financial Covenant
Fixed Charge Coverage Ratio.
Borrowers' and their Subsidiaries' Fixed Charge Coverage Ratio, measured on a quarter-end basis, for the twelve month period ending ____________ ___, 20___, is ___:1.0, which ratio [is/is not] greater than or equal to the ratio set forth in Section 7 of the Credit Agreement for the corresponding period.
The calculation of the Fixed Charge Coverage Ratio for the twelve month period ending on the date set forth above is as follows:
[to be inserted]

Exhibit C-2
Deliverables for Canadian A/R Eligibility Trigger Event
1.Canadian Guarantee and Security Agreement (including updated schedules, if necessary);
2.Certificate of an officer of each Canadian Guarantor in the form substantially agreed to upon the Closing Date;
3.Legal opinion of Cassels Brock & Blackwell LLP, counsel to the Canadian Guarantors, in a form reasonably acceptable to the Agent;
4.Perfection Certificate (including updated schedules, if necessary);
5.Acknowledgement to the Intercreditor Agreement;
6.PPSA estoppels or subordinations to the extent required by the Agent, acting reasonably; and
7.Such other documents that the Agent may reasonably request in order to include the accounts receivable of the Canadian Guarantors in the Borrowing Base (including a field examination) in accordance with the provisions of the Credit Agreement.

Schedule C-1
Commitments

Lender	Revolver Commitment
Wells Fargo Bank, N.A.	$135,000,000
JPMorgan Chase Bank, N.A.	$100,000,000
Bank of America, N.A.	$50,000,000
Goldman Sachs Bank USA	$40,000,000
BOKF, NA dba BOK Financial	$25,000,000
All Lenders	$350,000,000

Amended and Restated Schedules to Credit Agreement
[See attached]

Schedule 4.1(b)
Capitalization of Loan Parties

Loan Party	Class	Number of Shares Authorized	Number of Shares Issued and Outstanding
Liberty Oilfield Services Inc.	Class A Common Stock	400,000,000	178,310,595
Liberty Oilfield Services Inc.	Class B Common Stock	400,000,000	1,860,327
Liberty Oilfield Services Inc.	Preferred Stock	10,000	0
R/C IV Non-U.S. LOS Corp	Common Stock	1,000	1,000
Liberty Oilfield Services New HoldCo LLC	Common Units	180,170,922	180,170,922
Liberty Oilfield Services LLC	A	100	100
LOS Cibolo RE Investments, LLC	N/A	N/A	N/A
LOS Odessa RE Investments, LLC	N/A	N/A	N/A
ST9 Gas and Oil LLC	N/A	N/A	N/A
LOS Solar Acquisition LLC	N/A	N/A	N/A
Freedom Proppant LLC	N/A	N/A	N/A
LOS Kermit LLC	N/A	N/A	N/A
LOS Canada Holdings Inc.[4]	Common Shares	N/A	100
LOS Canada Operations ULC[5]	Common Shares	N/A	100
Schedule 4.1(c)
Capitalization of Parent's Subsidiaries
4 This entity’s status as a Loan Party shall not occur until the Canadian A/R Eligibility Trigger Event.
5 This entity’s status as a Loan Party shall not occur until the Canadian A/R Eligibility Trigger Event.

Record Owner	Subsidiary	Class	Number of Shares Authorized	Number of Shares Issued and Outstanding	Percentage Ownership
Liberty Oilfield Services Inc.	Liberty Oilfield Services New HoldCo LLC	Common Units	180,170,922	180,170,922	98.96384% (directly and indirectly) 90.49802% (directly)
Liberty Unit Holders[6]	Liberty Oilfield Services New HoldCo LLC	Common Units	180,170,922	180,170,922	1.03616%
R/C IV Non- U.S. LOS Corp	Liberty Oilfield Services New HoldCo LLC	Common Units	180,170,922	180,170,922	8.46945%
Liberty Oilfield Services Inc.	R/C IV NonU.S. LOS Corp	Common Stock	1,000	1,000	100%
Liberty Oilfield Services New HoldCo LLC	Liberty Oilfield Services, LLC	A	100	100	100%
Liberty Oilfield Services, LLC	LOS Cibolo RE Investments, LLC	N/A	N/A	N/A	100%
Liberty Oilfield Services, LLC	LOS Odessa RE Investments, LLC	N/A	N/A	N/A	100%
Liberty Oilfield Services, LLC	ST9 Gas and Oil LLC	N/A	N/A	N/A	100%
Liberty Oilfield Services, LLC	LOS Solar Acquisition LLC	N/A	N/A	N/A	100%
Liberty Oilfield Services, LLC	Freedom Proppant LLC	N/A	N/A	N/A	100%
Liberty Oilfield Services, LLC	LOS Kermit LLC	N/A	N/A	N/A	100%
Liberty Oilfield	LOS Canada	Common	N/A	100	100%

6 As such term is defined in that certain Amendment No. 9 to the Form S-I filed with the Securities and Exchange Commission by or on behalf of Liberty Oilfield Services, Inc. on January 2, 2018.

Record Owner	Subsidiary	Class	Number of Shares Authorized	Number of Shares Issued and Outstanding	Percentage Ownership
Services, LLC	Holdings Inc. [7]	Shares
LOS Canada Holdings Inc.	LOS Canada Operations ULC[5]	Common Shares	N/A	100	100%
Schedule 4.1(d)
Subscriptions, Options, Warrants, Calls
Upon the terms and subject to the conditions set forth in the Second Amended and Restated Limited Liability Company of Liberty Oilfield Services New HoldCo LLC ("New HoldCo"), dated as of January 17, 2018 (the "2nd A&R LLCA"), each of the Members of New HoldCo (other than Liberty Oilfield Services Inc. ("LOS Inc.") and its wholly owned Subsidiaries) (each, a "Redeeming Member") shall be entitled to cause New HoldCo to redeem all or a portion of such Member’s Units (together with the transfer and surrender of the same number of shares of Class B Common Stock in LOS Inc.) for an equivalent number of shares of Class A Common
Stock in LOS Inc. (a "Redemption") or, at New HoldCo’s election, cash equal to the Cash Election Amount (as defined in the 2nd A&R LLCA ) calculated with respect to such Redemption.
Pursuant to the 2nd A&R LLCA, LOS Inc. may elect to purchase directly and acquire such Units
(together with the transfer and surrender of the same number of shares of Class B Common Stock) by paying to the Redeeming Member (or, on the Redeeming Member’s written order, its designee) that number of shares of Class A Common Stock the Redeeming Member (or its designee) would otherwise receive pursuant to Section 4.6(a)(i) of the 2nd A&R LLCA or, at LOS Inc.’s election, an amount of cash equal to the Cash Election Amount (as defined in the 2n~
A&R LLCA) of such shares of Class A Common Stock, whereupon LOS Inc. shall acquire the Units offered for redemption by the Redeeming Member (together with the transfer and surrender of the same number of shares of Class B Common Stock to LOS Inc. for cancellation).
7 This Subsidiary’s status as a Loan Party shall not occur until the Canadian A/R Eligibility Trigger Event. 5 This Subsidiary’s status as a Loan Party shall not occur until the Canadian A/R Eligibility Trigger Event.

Schedule 4.6(b)
Litigation
On March 11, 2020, Marshall Cobb, on behalf of himself and all other persons similarly situated, filed a putative class action lawsuit in the state District Court of Denver County, Colorado against Liberty Oilfield Services Inc. and certain officers and board members of the company along with other defendants in connection with the company’s initial public offering (the “Cobb Complaint”). The Cobb Complaint alleges that the company and certain officers and board members of the company violated Section 11 of the Securities Act of 1933 by virtue of inaccurate or misleading statements allegedly contained in the registration statement filed in connection with the initial public offering and requests unspecified damages and costs. The Cobb Plaintiffs also allege control person liability claims under Section 15 of the Securities Act of 1933 against certain officers and board members of the company and other defendants.
On April 3, 2020, Marc Joseph, on behalf of himself and all other persons similarly situated, filed a putative class action lawsuit in the United States District Court in Denver, Colorado against Liberty Oilfield Services Inc. and certain officers and board members of the company along with other defendants in connection with the initial public offering and requests unspecified damages and costs (the “Joseph Complaint”). The Joseph Complaint, which is based on similar factual allegations made in the Cobb Complaint, alleges that the defendants violated Sections 11 and 12(a)(2) of the Securities Act of 1933 by virtue of inaccurate or misleading statements allegedly contained in the registration statement and prospectus filed in connection with the initial public offering. The Joseph Complaint also alleges control person liability claims under Section 15 of the Securities Act of 1933 against certain officers and board members of the company and other defendants.
Schedule 4.10
Employee Benefits
None.

Schedule 4.11
Environmental Matters
None.

Schedule 4.25 Location of Inventory

Loan Party/Subsidiary	Address	County	State
Liberty Oilfield Services LLC	Commerce City, CO	Adams	CO
Liberty Oilfield Services LLC	Eaton, CO	Weld	CO
Liberty Oilfield Services LLC	9540 East 104th Avenue Henderson, CO 80640	Adams	CO
Liberty Oilfield Services LLC	10220 Brighton Road, Units #5-6, Henderson, CO 80640	Adams	CO
Liberty Oilfield Services LLC	La Salle, CO	Weld	CO
Liberty Oilfield Services LLC	Bainesville, MT	Roosevelt	MT
Liberty Oilfield Services LLC	Glendive, MT	Dawson	MT
Liberty Oilfield Services LLC	Beulah, ND	Mercer	ND
Liberty Oilfield Services LLC	East Fairview, ND	McKenzie	ND

Loan Party/Subsidiary	Address	County	State

Liberty Oilfield Services LLC	5018 142nd Ave NW Williston, ND 58801	Williams	ND
Liberty Oilfield Services LLC	1200 East Lincoln Street Gillette, WY 82716	Campbell	WY
Liberty Oilfield Services LLC	1131 Guadalupe Drive Cibolo, TX 78108	Guadalupe	TX
Liberty Oilfield Services LLC	350 Tucker Road & 7301 Groening St., Odessa, TX 79765	Ector	TX
Liberty Oilfield Services LLC	7906 N Sam Houston Parkway W. Suite 250 Houston, TX 77064	Harris	TX
Liberty Oilfield Services LLC	530 West 19th Street, Suite 102 Whitefish, MT 59937	Flathead	MT
Liberty Oilfield Services LLC	375 N County Highway 67 Sedalia, CO 80135	Douglas	CO
Liberty Oilfield Services LLC	1515 West Murray Drive Farmington, NM 87401	San Juan	NM
ST9 Gas and Oil LLC	331 Corporate Woods Dr. Suite D-1 and Suite D-2 Magnolia, Texas 77354	Montgomery	TX

Loan Party/Subsidiary	Address	County	State
LOS Solar Acquisition LLC	560 W Jensen Rd, El Reno, Oklahoma	Canadian	OK
LOS Solar Acquisition LLC	6300 W Interstate 20, Midland, Texas	Midland	TX
LOS Solar Acquisition LLC	7104 W County Rd 116, Midland, Texas	Midland	TX
LOS Solar Acquisition LLC	3838 Old Weston Road, Buckhannon, West Virginia	Upshur	WV
LOS Solar Acquisition LLC	6322 Clear Creek Pkwy, Cheyenne, Wyoming	Laramie County	WY
LOS Solar Acquisition LLC	2901 Yellowstone Rd, Rock Springs, Wyoming	Sweetwater County	WY
LOS Solar Acquisition LLC	2675 Valley View Dr., Shreveport, Louisiana	Parish of Caddo	LA
LOS Solar Acquisition LLC	5922 Dakota Parkway West, Williston, North Dakota	Williams	ND
LOS Solar Acquisition LLC	2600/2601 Airport Rd, Gainesville, Texas	Cooke	TX
LOS Monahans LLC	4930 1-20 East, Monahans, Texas	Ward	TX
LOS Kermit LLC	6435 County Road 308, Kermit, Texas	Winkler	TX
LOS Canada Operations ULC	9602 – 72 Avenue, Clairmont, AB	N/A	AB

LOS Canada Operations ULC	441 Midland Avenue Red Deer, AB	N/A	AB
LOS Canada Operations ULC	713061 Range Road 92 Huallen, AB	N/A	AB
Locations of Inventory (Transloading Locations)

Facility Name	Address	County	State
Omaha Track	85 Factory Road, Eaton, CO	Weld	CO
Omnitrax	2401 E Vine Dr # 5, Fort Collins, CO 80524	Larimer	CO
Twin Eagle	23 West 56th Street, La Salle, CO 80645	Weld	CO
Hi Crush	7300 47th Ave, Evans, CO 80645	Weld	CO
HTR	22400 Interstate 76 Acc, Hudson, CO 80642	Weld	CO
Rocky Mountain Transload	286 County Road 27, Brighton, CO 80603	Weld	CO
Granite Peak	6215 Clear Creek Parkway, Cheyenne, WY	Laramie	WY
Northstar	Fairview, MT	Richland	MT
Wildcat Minerals	East Fairview, MT	Richland	MT
Dakota Gold	Plaza, ND	Mountrail	ND

Red River	Williston, ND	Williams	ND
Santrol	Stanley, ND	Mountrail	ND
Unimin	Newtown, ND	Mountrail	ND
Wildcat Minerals	Newtown, ND	Mountrail	ND
Omnitrax	Bainville, MT	Roosevelt	MT
US Silica	Stanley, ND	Mountrail	ND
US Silica	Wheelock, ND	Williams	ND
Santrol	Culbertson, ND	Williams	ND
Santrol	Williston, ND	Williams	ND
Santrol	Manitou, ND	Mountrail	ND
Manley Brothers	Stanley, ND	Mountrail	ND
Imerys	Watford City, ND	McKenzie	ND
Twin Eagle	Douglas, WY	Converse	WY
Granite Peak	Casper, WY	Natrona	WY
Tiger Transload	Upton, WY	Weston	WY
HiCrush	Bill, WY	Converse	WY
Badger	Bill, WY	Converse	WY
CIG	Odessa, TX	Ector	TX
CIG	Jal, NM	Lea	NM
Twin Eagle	Big Springs, TX	Howard	TX
US Silica	Odessa, TX	Ector	TX
C & C	Odessa, TX	Ector	TX
Santrol	Monahans, TX	Ward	TX
US Silica	Fort Stockton, TX	Pecos	TX
Manley Brothers	Odessa, TX	Ector	TX
Muskie	San Angelo, TX	Tom Green	TX
Titan Lansing	Lubbock, TX	Lubbock	TX

MAALT	Pecos, TX	Reeves	TX
Titan Lansing	Fort Stockton, TX	Pecos	TX
Nova Mud	Hobbs, NM	Lea	NM
Titan Lansing	Carlsbad, NM	Eddy	NM
Unimin, Pronto	Odessa, TX	Ector	TX
Unimin, Leeco	Odessa, TX	Ector	TX
Wildcat Minerals	Pecos, TX	Reeves	TX
Twin Eagle	Laredo, TX	Webb	TX
Omnitrax	Cotulla, TX	La Salle	TX
Alamo Junction	Elmendorf, TX	Bexar	TX
CIG	San Antonio, TX	Bexar	TX
Badger	George West, TX	Live Oak	TX
Goodrich Mud	Craig, CO	Moffat	CO
TransSand Inc.	Fort St John, AB	Canada	AB

Plant Name	Storage Location	Facility - Current status	Street
Locations of Inventory (Third Parties)

BAKERSFIELD, CA PLANT 2053	BAKERSFIELD, CA PLANT 2053	SLB Owned	6120 SNOW RD
	UNIVAR FRESNO	SLB Owned	4465 E FLORENCE AVE
CASPER WY PLANT 2069	CASPER WY PLANT 2069	SLB Owned	3484 MID WAY RD
CHEYENNE WY PLANT 2070	Brenntag Pacific	3rd Party	6527 BERWICK DR.
	Granite Peak Transloading	3rd Party	6750 NORTH 6 MILE RD
	Univar USA	3rd Party	4300 HOLLY ST.
	CHEYENNE WY PLANT 2070	SLB Owned	6322 CLEAR CREEK PKWY

CLAIRMONT AB PLANT 2071	CLAIRMONT IN-TRANSIT
	Baillys Transload	3rd Party	CANFOR MAIN AND BIG MOUNTAIN RD
	Transand Inc	3rd Party	9513 78 ST
	CLAIRMONT AB PLANT 2071		9602 72 AVE
	HUALLEN TRNSLOAD	To Liberty	RANGE RD 92
DENTON, TX PLANT 2035	GAINESVILLE TX		2601 AIRPORT DR
EL RENO OK PLANT 2080	EL RENO IN-TRANSIT
	Energy Services Group	3rd Party	2531 SW 15TH ST
	Precision Terminal Logistics	3rd Party	501 SE 27TH ST
	Rockwater Energy	3rd Party	5102 E US HIGHWAY 66
	Univar, USA	3rd Party	3320 S. COUNCIL RD.
	EL RENO OK PLANT 2080		560 JENSEN RD W
FAIRVIEW ND TRNS LD PLANT 2178	FAIRVIEW ND PLANT 2178	SLB	3451 HIGHWAY 58
HORSEHEADS NY PLANT 2090	HORSEHEADS NY PLANT 2090	SLB Owned	224 N MAIN ST
KERMIT, TX PLANT 2184	KERMIT, TX PLANT 2184		6435 CR 308
MIDLAND, TX PLANT 2001	MIDLAND IN-TRANSIT
	32 E IND LOOP	SLB Owned	32 E INDUSTRIAL LOOP
	6900 BULK	SLB Owned	6900 W COUNTY ROAD 116
	CIG Logistics	3rd Party	2505 S GRANDVIEW AVE
	Univar USA	3rd Party	105 PRONTO AVE
	MIDLAND, TX PLANT 2001		7104 W COUNTY ROAD 116

MIDLAND, TX PLANT 2005	MIDLAND IN-TRANSIT
	MIDLAND, TX PLANT 2005		6300 W I-20
MONAHANS TX PLANT 2137	MONAHANS TX PLANT 2137	SLB Owned	4930 E INTERSTATE 20
ODESSA, TX PLANT 2194	ODESSA IN-TRANSIT
	Black Gold Terminals	3rd Party	100 SE LOOP 338
	Brenntag Southwest	3rd Party	108 E 67TH ST
	Economy Polymers	3rd Party	12901 W COUNTY ROAD 91
	Energy Services Group	3rd Party	100 TEXAS AVE E
307 West Hwy 67
	ODESSA, TX PLANT 2194	SLB Leased	7900 E IH 20
	Rockwater Energy	3rd Party	W INDUSTRIAL AVE
	Univar USA	3rd Party	105 PRONTO AVE
PLEASANTON TX PLANT 2113	PLEASANTON TX PLANT 2113	Open Hole WL Leased	1034 COUNTY ROAD 429
RED DEER COUNTY, AB PLANT	TILLEY AB RED DEER, AB PLANT	0	158 1ST ST E
441 MIDLAND AVE
ROCK SPRINGS, WY PLANT 2039	Brenntag Pacific	3rd Party	450 W EXCHANGE RD
	Energy Services Group	3rd Party	282 FORGE ST
	FDF Energy	3rd Party	3029 KILLPECKER DR
	Goodrich Mud Company Inc	3rd Party	TUCKER ST
	Thatcher Company	3rd Party	1905 FORTUNE RD
	ROCK SPRINGS, WY PLANT 2039	SLB Owned	2901 YELLOWSTONE RD

SAN ANTONIO TX PLANT 2122	SAN ANTONIO IN-TRANSIT
	CIG Logistics	3rd Party	600 CARSWELL ST
	Continental Warehouse, LLC	3rd Party	715 N 2ND ST
	Univar USA	3rd Party	100 N SAM HOUSTON RD
SHREVEPORT, LA PLANT 2037	SHREVEPORT IN-TRANSIT

	MI BROUSSARD SHREVEPORT, BLDG 1 MAIN	MI Facility (SLB)	BROUSSAARD
2675 VALLEY VIEW DR
	SHREVEPORT, LA PLANT 2037		2675 VALLEY VIEW DR
SUGAR LAND TX PLANT 2144	G&H DIVERSIFIED LP	3rd Party	11927 TANNER RD
	SUGAR LAND TX PLANT 2144	SLB shared	300 SCHLUMBERGER DR
VON ORMY TX TRNS LD PLANT 2177	VON ORMY TX PLANT 2177	SLB Leased	10625 FISCHER RD
VON ORMY, TX PLANT 2010	VON ORMY IN-TRANSIT
	CIG Logistics	3rd Party	600 CARSWELL STREET
	VON ORMY, TX PLANT 2010	SLB - Leased	10310 FISCHER RD
WESTON WV PLANT 2129	Weston WV In-Transit
	WESTON WV PLANT 2129		1080 US HIGHWAY 33 E
WILLISTON ND PLANT 2133	WILLISTON ND PLANT 2133		5061 141T LN NW

WILLISTON ND TRNS LD PLNT 2134	WILLISTON IN-TRANSIT
	Energy Services Group	3rd Party	32 ST NW
	Thatcher Company	3rd Party	2604 WEST TOWNE STREET
	Watco Company	3rd Party	16082 37TH STREET
	WILLISTON ND PLANT 2134		5922 DAKOTA PKWY W
WL MIDLAND, TX PLANT 2002	MIDLAND WL IN-TRANSIT
	MIDLAND, TX PLANT 2002	WL Base	4704 W WALL ST
	CARE OF PARTY	ADDRESS
	DI-CORP	713061 Range Rd 92, Wembley, AB T0H 3S0, Canada
	NORTHSTAR TRANSLOAD	16105 32nd Street NW Fairview, MT 59221
	WAYFINDER	Alberta T0H 0G0, Canada

TRANSAND	9513 78 St, Fort St John, BC V1J 4J8, Canada
CIG LOVING	167 Kelly Rd, Carlsbad, NM 88220
TWIN EAGLE EATON	501 E Collins St, Eaton CO 80615
ROCKY MOUNTAIN TRANSLOAD BRIGHTON	N Main St, Brighton, CO 80601
TWIN EAGLE EATON	501 E Collins St, Eaton CO 80615
COVIA ROFF	Pontotoc County, Roff, OK 74865
TITAN LANSING CARLSBAD	44 Buffalo Grass Rd, Carlsbad, NM 88220
LIBERTY OILFIELD DISTRICT YARD POWDER RIVER	1200 Lincoln St, Gillette, WY 82716
TITAN LANSING	2117 Commerce Dr., Levelland, TX 79336
GRANITE PEAK CHEYENNE	6215 Clear Creek Parkway #100, Cheyenne, WY 82007
LIBERTY OILFIELD DISTRICT YARD POWDER RIVER	1200 Lincoln St, Gillette, WY 82716
GRANITE PEAK CHEYENNE	6215 Clear Creek Parkway #100, Cheyenne, WY 82007
TWIN EAGLE LA SALLE	23 West 56th Street, La Salle, CO 80645

BLACK GOLD TERMINAL	100 SE LOUP 338, ODESSA TX 79762
OMNITRAX FT COLLINS	2401 E Vine Dr # 5, Fort Collins, CO 80524
TWIN EAGLE EATON	501 E Collins St, Eaton CO 80615
GRANITE PEAK CHEYENNE	Granite Peak - 6215 Clear Creek Parkway #100, Cheyenne, WY 82007
TRANSAND	9513 78 St, Fort St John, BC V1J 4J8, Canada
TWIN EAGLE EATON	501 E Collins St, Eaton CO 80615
BIGHORN DIVIDE & WYOMING RAILROAD INC	6750 North 6 Mile Rd, Casper WY 82604
TWIN EAGLE LA SALLE	23 West 56th Street, La Salle, CO 80645
TITAN LANSING CARLSBAD	44 Buffalo Grass Rd, Carlsbad, NM 88220
CIG LOVING	167 Kelly Rd, Carlsbad, NM 88220
TWIN EAGLE EATON	501 E Collins St, Eaton CO 80615
LIBERTY OILFIELD DISTRICT YARD POWDER RIVER	1200 Lincoln St, Gillette, WY 82716
LIBERTY OILFIELD DISTRICT YARD EL RENO	560 W Jensen Rd, El Reno, OK 73036
TWIN EAGLE DOUGLAS	10520 LA-34, Douglas WY 82633
LIBERTY OILFIELD DISTRICT YARD POWDER RIVER	1200 Lincoln St, Gillette, WY 82716
HUDSON TERMINAL RAILROAD	22400 Interstate 76 Frontage Rd, Hudson, CO 80642
LIBERT OILFIELD DISTRICT YARD EL RENO	560 W Jensen Rd, El Reno, OK 73036

LIBERTY OILFIELD DISTRICT YARD WESTERN CANADA	441 Midland Ave, Red Deer, AB T4E 0A4
TWIN EAGLE PURCELL	9377 County Rd 128, Floresville, TX 78114
TWIN EAGLE PURCELL	9377 County Rd 128, Floresville, TX 78114
LIBERTY OIILFIELD DISTRICT YARD ODESSA	350 Tucker Rd, Odessa, TX 79762
LIBERTY OIILFIELD DISTRICT YARD ODESSA	350 Tucker Rd, Odessa, TX 79762
HUDSON TERMINAL RAILROAD	22400 Interstate 76 Frontage Rd, Hudson, CO 80642
LIBERTY OILFIELD DISTRICT YARD MIDLAND	350 Tucker Rd, Odessa, TX 79762
LIBERTY OILFIELD DISTRICT YARD FARMINGTON	1515 W Murray Dr, Farmington, NM 87401
TWIN EAGLE LAREDO	402 Logan Ave, Laredo, TX 78040
LIBERTY OILFIELD DISTRICT YARD POWDER RIVER	1200 Lincoln St, Gillette, WY 82716
BIGHORN DIVIDE & WYOMING RAILROAD INC	Caspery, WY
LIBERTY OIILFIELD DISTRICT YARD SHREVEPORT	2675 Valley View Dr, Shreveport, LA
BLACK GOLD TERMINAL	100 SE LOUP 338, ODESSA TX 79762
GOODRICH MUD CRAIG,CO	Tucker St, Craig, CO 81625
GOODRICH MUD CRAIG,CO	Tucker St, Craig, CO 81625
LIBERTY OILFIELD DISTRICT YARD POWDER RIVER	1200 Lincoln St, Gillette, WY 82716
LIBERTY OILFIELD DISTRICT YARD POWDER RIVER	1200 Lincoln St, Gillette, WY 82716
FILA MAR	Gillette, WY
LIBERTY OILFIELD DISTRICT YARD WESTERN CANADA	441 Midland Ave, Red Deer, AB T4E 0A4, Canada
LIBERTY OILFIELD DISTRICT YARD WESTERN CANADA	441 Midland Ave, Red Deer, AB T4E 0A4, Canada
WILDCAT TRANSLOAD-DORE, ND	Dore, ND
CQ PROPPANT-GLENDIVE,ND	Glendive, ND
KC SANDCASTLE	101 10th Ave SE, Sidney, MT 59270
KC SANDCASTLE	101 10th Ave SE, Sidney, MT 59270
CQ PROPPANT-GLENDIVE,ND	Glendive, ND
KC SANDCASTLE	101 10th Ave SE, Sidney, MT 59270
KC SANDCASTLE	101 10th Ave SE, Sidney, MT 59270

PLANT NAME	Location	Address
ODESSA TX PLANT	Brenntag	108 E 67th St.
ODESSA TX PLANT	Brenntag	108 E 67th St.
ODESSA TX PLANT	Brenntag	108 E 67th St.
ODESSA TX PLANT	Brenntag	108 E 67th St.
ODESSA TX PLANT	Brenntag	108 E 67th St.
ODESSA TX PLANT	Brenntag	108 E 67th St.
ODESSA TX PLANT	Brenntag	108 E 67th St.
ODESSA TX PLANT	Brenntag	108 E 67th St.
ODESSA TX PLANT	Brenntag	108 E 67th St.
CHEYENNE WY PLANT	Cheyenne BNT	6527 Berwick Dr.
CHEYENNE WY PLANT	Cheyenne BNT	6527 Berwick Dr.
CHEYENNE WY PLANT	Cheyenne BNT	6527 Berwick Dr.
CHEYENNE WY PLANT	Cheyenne BNT	6527 Berwick Dr.
CHEYENNE WY PLANT	Cheyenne BNT	6527 Berwick Dr.
CHEYENNE WY PLANT	Cheyenne BNT	6527 Berwick Dr.
CHEYENNE WY PLANT	Cheyenne BNT	6527 Berwick Dr.
CHEYENNE WY PLANT	Cheyenne BNT	6527 Berwick Dr.
CHEYENNE WY PLANT	Cheyenne BNT	6527 Berwick Dr.
ODESSA TX PLANT	Economy Polymers	12901 W County Road 91
ROCK SPRINGS WY PLANT	Energy Services WY	282 Forge St
ODESSA TX PLANT	ESG Eunice, NM	100 Texas Ave E
ODESSA TX PLANT	ESG Eunice, NM	100 Texas Ave E
ODESSA TX PLANT	ESG Eunice, NM	100 Texas Ave E
ODESSA TX PLANT	ESG Eunice, NM	100 Texas Ave E
ODESSA TX PLANT	ESG Rankin, TX	307 West Hwy6
ODESSA TX PLANT	ESG Rankin, TX	307 West Hwy6
EL RENO OK PLANT	ESG, OKC	2531 SW 15th ST
EL RENO OK PLANT	ESG, OKC	2531 SW 15th ST
EL RENO OK PLANT	ESG, OKC	2531 SW 15th ST

ROCK SPRINGS WY PLANT	FDF Rock Springs	3029 Killpecker DR
ROCK SPRINGS WY PLANT	FDF Rock Springs	3029 Killpecker DR
VON ORMY TX PLANT	Floresville TX
VON ORMY TX PLANT	Floresville TX
SHREVEPORT LA PLANT	MI Swaco, Broussard	Broussaard
ROCK SPRINGS WY PLANT	Ogden UT	Tucker St
ROCK SPRINGS WY PLANT	Ogden UT	Tucker St
ROCK SPRINGS WY PLANT	Ogden UT	Tucker St
EL RENO OK PLANT	Rockwater El Reno, OK	5102 E US Highway 66
ODESSA TX PLANT	Rockwater Odessa	W Indeustrial Ave
ROCK SPRINGS WY PLANT	Salt Lake City	1905 Fortune RD
ROCK SPRINGS WY PLANT	Salt Lake City	1905 Fortune RD
ROCK SPRINGS WY PLANT	Salt Lake City	1905 Fortune RD
ROCK SPRINGS WY PLANT	Salt Lake City	1905 Fortune RD
ROCK SPRINGS WY PLANT	Salt Lake City	1905 Fortune RD
ROCK SPRINGS WY PLANT	Salt Lake City	1905 Fortune RD
ROCK SPRINGS WY PLANT	Salt Lake City	1905 Fortune RD
ROCK SPRINGS WY PLANT	Salt Lake City	1905 Fortune RD
WILLISTON ND PLANT	Thatcher	32 St NW
WILLISTON ND PLANT	Thatcher	32 St NW
VON ORMY TX PLANT	Univar Elmendorf	10310 Fischer RD
VON ORMY TX PLANT	Univar Elmendorf	10310 Fischer RD
BAKERSFIELD CA PLANT	Univar Fresno	4465 E Florence Ave.
BAKERSFIELD CA PLANT	Univar Fresno	4465 E Florence Ave.
BAKERSFIELD CA PLANT	Univar Fresno	4465 E Florence Ave.
BAKERSFIELD CA PLANT	Univar Fresno	4465 E Florence Ave.
BAKERSFIELD CA PLANT	Univar Fresno	4465 E Florence Ave.
BAKERSFIELD CA PLANT	Univar Fresno	4465 E Florence Ave.

BAKERSFIELD CA PLANT	Univar Fresno	4465 E Florence Ave.
SAN ANTONIO TX PLANT	Univar Mequite	100 N Sam Houston RD
ODESSA TX PLANT	Univar Odessa	105 Pronto Ave

ODESSA TX PLANT	Univar Odessa	105 Pronto Ave
ODESSA TX PLANT	Univar Odessa	105 Pronto Ave
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD

EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD

EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD

EL RENO OK PLANT	Univar OKC	3320 S Council RD
EL RENO OK PLANT	Univar OKC	3320 S Council RD
WILLISTON ND PLANT	Watco	16082 37th Street

Schedule 4.27
Material Contracts
Each contract Ultimate Parent has made available in (i) its annual report on Form 10-K for its fiscal year ended December 31, 2020 and (ii) all of its other reports, statements, schedules and registration statements filed with the SEC during the period from December 31, 2020 through the Sixth Amendment Effective Date.

Amended and Restated Schedules to U.S. Guaranty and Security Agreement
[see attached]

SCHEDULE 1
Commercial Tort Claims
None.

SCHEDULE 2
Copyrights
None.

SCHEDULE 3
Intellectual Property Licenses
None.

SCHEDULE 4
Patents
UNITED STATES PATENTS:

SCHEDULE 5

OWNER	REGISTRATION NUMBER	DESCRIPTION
Liberty Oilfield Services LLC	D884749	Oilfield Hydration Unit
Liberty Oilfield Services LLC	D931906	Oilfield Blending Unit
Liberty Oilfield Services LLC	6939031	Apparatus for mounting a frac blender on a transport vehicle
Liberty Oilfield Services LLC	7559373	Process for Fracturing a Subterranean Formation (Cyclefrac)
Liberty Oilfield Services LLC	7749946	Crosslinking Composition for Fracturing Fluids
Liberty Oilfield Services LLC	8061427	Well Product Recovery Process (Cyclespal)
Liberty Oilfield Services LLC	8193127	Low Residue Fluid Fracturing System and Method of Use
Liberty Oilfield Services LLC	8347965	Apparatus and Method for Creating Pressure Pulses in a Wellbore (Shockfrac)
Liberty Oilfield Services LLC	8506267	Pump assembly
Liberty Oilfield Services LLC	8601687	Pump body
Liberty Oilfield Services LLC	8636070	System and method for producing high pressure foam slurry
Liberty Oilfield Services LLC	8794307	Wellsite surface equipment systems
Liberty Oilfield Services LLC	8844615	Oilfield material delivery mechanism
Liberty Oilfield Services LLC	9121402	Pump body
Liberty Oilfield Services LLC	9133701	Apparatus and method for oilfield material delivery
Liberty Oilfield Services LLC	9228424	Method of Treating the Near-Wellbore Zone of the Reservoir
Liberty Oilfield Services LLC	9435175	Oilfield surface equipment cooling system
Liberty Oilfield Services LLC	9624036	System and method for mitigating dust migration at a wellsite
Liberty Oilfield Services LLC	9624799	Multi-muffler sound attenuator assembly
Liberty Oilfield Services LLC	9688178	Chassis and support structure alignment
Registrations:

Liberty Oilfield Services LLC	9862538	Mobile erector system
Liberty Oilfield Services LLC	9909398	Oilfield material mixing and metering system with auger
Liberty Oilfield Services LLC	9925904	Adjustment apparatus for container installation
Liberty Oilfield Services LLC	10150612	System and method for delivery of oilfield materials
Liberty Oilfield Services LLC	10119380	Centralized articulating power system
Liberty Oilfield Services LLC	10213755	Wellsite mixer sensing assembly and method of using same
Liberty Oilfield Services LLC	10295263	System and method using buffer tank for heat exchange
Liberty Oilfield Services LLC	10393108	Reducing fluid pressure spikes in a pumping system
Liberty Oilfield Services LLC	10479255	Aggregate delivery unity
Liberty Oilfield Services LLC	10519758	Oilfield surface equipment cooling system
Liberty Oilfield Services LLC	10527140	Compact articulation mechanism
Liberty Oilfield Services LLC	10589923	Mobile erector system
ST9 Gas and Oil LLC	10590927	Sealing System Pump Piston
Liberty Oilfield Services LLC	10610842	Optimized drive of fracturing fluids blenders
Liberty Oilfield Services LLC	10625933	System and method for delivery of oilfield materials
ST9 Gas and Oil LLC	10711567	Frac Pump Seat Assembly
ST9 Gas and Oil LLC	10711778	Frac Pump Valve Assembly
Liberty Oilfield Services LLC	10741158	Reduced-Noise Hydraulic Fracturing System
ST9 Gas and Oil LLC	10815988	Frac Pump Sealed Nut Assembly
Liberty Oilfield Services LLC	10889751	Reservoir Stimulation by Energetic Chemistry
ST9 Gas and Oil LLC	10935024	Sealing System Pump Piston
ST9 Gas and Oil LLC	11009024	Power End for Hydraulic Fracturing Pump
ST9 Gas and Oil LLC Applications:	11041570	Valve Assembly for Hydraulic Fracturing
OWNER	APPLICATION NUMBER	DESCRIPTION

Liberty Oilfield Services LLC	16/073527 (WO2017132426A2)	Modular configurable wellsite surface equipment
ST9 Gas and Oil LLC	16580332	Rotating Seat Assembly

OTHER PATENTS:		Profile[8]
Registrations:
OWNER	REGISTRATION NUMBER	DESCRIPTION	COUNTRY/ STATE
Liberty Oilfield Services LLC	CA2661946C	Oilfield material delivery mechanism	Canada
Liberty Oilfield Services LLC	CA2696248C	Apparatus and method for oilfield material delivery	Canada
Liberty Oilfield Services LLC	CA2771035C	Pump body	Canada
Liberty Oilfield Services LLC	2,598,147	Crosslinking Composition for Fracturing Fluids	Canada
Liberty Oilfield Services LLC	2,802,841	Crosslinking Composition for Fracturing Fluids	Canada
Liberty Oilfield Services LLC	2,652,489	Low Residue Fluid Fracturing System and Method of Use	Canada
Liberty Oilfield Services LLC	2,689,038	Apparatus and Method for Creating Pressure Pulses in a Wellbore (Shockfrac)	Canada
Liberty Oilfield Services LLC	2,517,497	Well Product Recovery Process (Cyclefrac)	Canada
Liberty Oilfield Services LLC Applications:	2,517,494	Well Product Recovery Process (Cyclefrac)	Canada
OWNER	APPLICATION NUMBER DESCRIPTION		COUNTRY / STATE

Liberty Oilfield Services CA2926983A1 Oilfield surface equipment LLC cooling system			Canada
Liberty Oilfield Services CA2941890A1 Optimized drive of fracturing LLC fluids blenders			Canada
Liberty Oilfield Services CA2953949A1 Compact articulation LLC mechanism			Canada
Liberty Oilfield Services CA2815714A1 System and method for LLC mitigating dust migration at a wellsite			Canada
8 Application will become abandoned 10/27/2021

ST9 Gas and Oil LLC    16/125,182    Fluid End with Curved Internal Cavity

Liberty Oilfield Services LLC	CA2941532A1	Reducing fluid pressure spikes in a pumping system	Canada
Liberty Oilfield Services LLC	CA2874358A1	Mobile erector system	Canada
Liberty Oilfield Services LLC	CA2874405A1	Chassis and support structure alignment	Canada
Liberty Oilfield Services LLC	CA2874599A1	Adjustment apparatus for container installation	Canada
Liberty Oilfield Services LLC	CA2953504A1	System and method for delivery of oilfield materials	Canada
Liberty Oilfield Services LLC	CA2973997A1	Aggregate delivery unit	Canada
Liberty Oilfield Services LLC	2834374	Thermo-Gas- Generating Systems and Methods for Oil and Gas Well Stimulation	Canada
Liberty Oilfield Services LLC	2,744,556	Method of Treating the Near- Wellbore Zone of the Reservoir	Canada
Liberty Oilfield Services LLC	2,892,343	Hydrocarbon Stimulation by Energetic Chemistry	Canada
Liberty Oilfield Services LLC	2,836,221	Surfactant System as a Self- Diverted Acid for Well Stimulation	Canada
Liberty Oilfield Services LLC	2,839,611	Apparatus and Method for Continuously Mixing Fluids Using Dry Additives	Canada
Liberty Oilfield Services LLC	2,940,378	Reservoir Stimulation by Energetic Chemistry	Canada
SCHEDULE 5
Pledged Companies

Grantor	Pledged Company	Percent Owned	Certificate No.	No. Shares/U nits	Class of Shares/Units	Percent Pledged
Liberty Oilfield Services Inc.	R/C IV NonU.S. LOS Corp	100%	N/A		Common Stock	100%
Liberty Oilfield Services Inc.	Liberty Oilfield Services New Holdco LLC	90.49802%	N/A	163,051,114	Common Units	100%
R/C IV NonU.S. LOS Corp	Liberty Oilfield Services New Holdco LLC	8.46945%	N/A	15,259,481	Common Units	0%
Liberty Oilfield Services New Holdco LLC	Liberty Oilfield Services LLC	100%	N/A	100	Class A Units	100%
Liberty Oilfield Services LLC	LOS Solar Acquisition LLC	100%	N/A	N/A	N/A	100%
Liberty Oilfield Services LLC	Freedom Proppant LLC	100%	N/A	N/A	N/A	100%
Liberty Oilfield Services LLC	LOS Kermit LLC	100%	N/A	N/A	N/A	100%
Liberty Oilfield	LOS Canada Holdings, Inc.	100%	C-3	65		65%

Services LLC
LOS Canada Holdings, Inc.	LOS Canada Operations ULC	100%	N/A	N/A	N/A	0%
Liberty Oilfield Services LLC	LOS Cibolo RE Investments, LLC	100%	N/A	N/A	N/A	100%
Liberty Oilfield Services LLC	LOS Odessa RE Investments LLC	100%	N/A	N/A	N/A	100%
Liberty Oilfield Services LLC	ST9 Gas and Oil LLC	100%	N/A	N/A	N/A	100%

SCHEDULE 6
Trademarks
Copyrights, Patents and Trademarks (cont.)
UNITED STATES TRADEMARKS:

OWNER	REGISTRATION NUMBER	TRADEMARK
Liberty Oilfield Services LLC	4107221	Shockfrac
ST9 Gas and Oil, LLC	6291291	Digi Frac
ST9 Gas and Oil, LLC	5944167	ST9
ST9 Gas and Oil, LLC	5528813	Design Only
Liberty Oilfield Services LLC	87480891	Liberty Oilfield Services
Liberty Oilfield Services LLC	87480903	Liberty
Liberty Oilfield Services LLC	87481307	L in our signature circle, black and white
Liberty Oilfield Services LLC	87481362	L in our signature circle, color
Liberty Oilfield Services LLC	87480720	Liberty Quiet Fleet
Liberty Oilfield Services LLC	87480835	Liberty Quiet
Liberty Oilfield Services LLC	87480770	Quiet Fleet
Liberty Oilfield Services LLC Applications:	87480999	Liberty Spirit
OWNER	APPLICATION NUMBER	TRADEMARK
ST9 Gas and Oil, LLC OTHER TRADEMARKS: Registrations:	90733846	Digifleet
OWNER	REGISTRATION
	NUMBER COUNTRY/STATE TRADEMARK
Liberty Oilfield Services LLC	1463937 Canada Shockfrac
Liberty Oilfield Services LLC	1253386 Canada CYCLEFRAC
Liberty Oilfield Services LLC	1253387 Canada SANSPAL
Registrations:

Applications: None.
Tradenames: None.

SCHEDULE 7
Name, Chief Executive Office; Tax Identification Numbers and Organizational Numbers

Legal Name	Address	Organizational Number	Federal Taxpayer Identification Number	Jurisdiction of Formation
Liberty Oilfield Services Inc.	950 17th Street, Suite 2400, Denver, CO 80202	6257502	81-4891595	Delaware
Liberty Oilfield Services LLC	950 17th Street, Suite 2400, Denver, CO 80202	4984181	45-3073116	Delaware
Liberty Oilfield Service New HoldCo LLC	950 17th Street, Suite 2400, Denver, CO 80202	6257505	82-0851439	Delaware
R/C IV Non-U.S. Los Corp	950 17th Street, Suite 2400, Denver, CO 80202	5365727	35-2505401	Delaware
LOS Cibolo RE Investments, LLC	950 17th Street, Suite 2400, Denver, CO 80202	802732929	82-1677304	Texas
LOS Odessa RE Investments, LLC	950 17th Street, Suite 2400, Denver, CO 80202	802733004	82-1682322	Texas
LOS Solar Acquisition, LLC	950 17th Street, Suite 2400, Denver, CO 80202	3534998	85-3599748	Delaware
LOS Kermit LLC	950 17th Street, Suite 2400, Denver, CO 80202	3535048	85-3655231	Delaware
ST9 Gas and Oil LLC	950 17th Street, Suite 2400, Denver, CO 80202	802757914	82-2046871	Texas
Freedom Proppant LLC	950 17th Street, Suite 2400, Denver, CO 80202	3535038	85-3630496	Delaware
Owned Real Property

SCHEDULE 8

Entity of Record	Common Name and Address
Liberty Oilfield Services LLC	5018 142nd Ave NW, Williston, ND 58801
LOS Cibolo RE Investments, LLC	1131 Guadalupe Drive, Cibolo, TX 78108
LOS Odessa RE Investments, LLC	350 Tucker Road & 7301 Groening St., Odessa, TX 79765
Liberty Oilfield Services LLC	375 N County Highway 67, Sedalia, CO 80135
LOS Solar Acquisition LLC	12152 Hwy 10 South, Heart, North Dakota, USA
LOS Solar Acquisition LLC	5061 141T Lane NW, North Dakota, USA
LOS Solar Acquisition LLC	560 W Jensen Rd, El Reno, Oklahoma, USA
LOS Solar Acquisition LLC	2340 W I 35W Denton, Texas, USA
LOS Solar Acquisition LLC	6300 W Interstate 20, Midland, Texas, USA
LOS Solar Acquisition LLC	7104 W County Rd 116, Midland, Texas, USA
LOS Solar Acquisition LLC	3838 Old Weston Road, Buckhannon, West Virginia, USA
LOS Solar Acquisition LLC	286 Weatherford Blvd., Buckhannon, West Virginia, USA
LOS Solar Acquisition LLC	6322 Clear Creek Pkwy, Cheyenne, Wyoming, USA
LOS Solar Acquisition LLC	2901 Yellowstone Rd, Rock Springs, Wyoming, USA
Freedom Proppant LLC	4930 1-20 East, Monahans, Texas, USA
LOS Kermit LLC	6435 County Road 308, Kermit, Texas, USA
LOS Solar Acquisition LLC	9251 E. 104th Avenue, Commerce City, Colorado, USA
LOS Solar Acquisition LLC	3106 Bloomfield Hwy, Farmington, New Mexico, USA
LOS Solar Acquisition LLC	2675 Valley View Dr., Shreveport, Louisiana, USA
LOS Solar Acquisition LLC	5922 Dakota Parkway West, Williston, North Dakota, USA
Deposit Accounts and Securities Accounts

OWNER	TYPE OF ACCOUNT	BANK OR INTERMEDIARY	ACCOUNT NUMBERS (last 4 digits)
Liberty Oilfield Services LLC	Deposit	Wells Fargo	4127225209
Liberty Oilfield Services LLC	AP ZBA	Wells Fargo	4127225217
Liberty Oilfield Services LLC	Payroll ZBA	Wells Fargo	4127225225
Liberty Oilfield Services LLC	Deposit	Wells Fargo	4075389932
Liberty Oilfield Services LLC	Deposit	Wells Fargo	4124847153
Liberty Oilfield Services New HoldCo LLC	Deposit	Wells Fargo	4075389940
Freedom Proppant LLC	Deposit	Wells Fargo	4843694688
Freedom Proppant LLC	Deposit	Wells Fargo	4843694696

SCHEDULE 11

Entity	Jurisdictions
Liberty Oilfield Services Inc.	Delaware
Liberty Oilfield Services LLC	Delaware
Liberty Oilfield Service New HoldCo LLC	Delaware
R/C IV Non-U.S. LOS Corp	Delaware
LOS Cibolo RE Investments, LLC	Texas
LOS Odessa RE Investments, LLC	Texas
ST9 Gas and Oil LLC	Texas
LOS Solar Acquisition LLC	Delaware
Freedom Proppant LLC	Delaware
LOS Kermit LLC	Delaware

SCHEDULE 12
Motor Vehicles and Other Titled Assets
See attached.

BODY STYLE	VIN	MAKE MODEL	YEAR	LICENSE PLATE	LP STATE
TRACTOR	1XKDD49X6CJ324666	KENWORTH T800	2012	PA17194	MT
TRACTOR	1XKDD49X8CJ324667	KENWORTH T800	2012	PA17195	MT
TRACTOR	1XKDD49XXCJ324668	KENWORTH T800	2012	PA17196	MT
TRACTOR	1XKDD49X1CJ324669	KENWORTH T800	2012	PA17197	MT
TRACTOR	1XKDD49X8CJ324670	KENWORTH T800	2012	PA17198	MT
TRACTOR	1XKDD49XXCJ324671	KENWORTH T800	2012	PA17199	MT
TRACTOR	1XKDD49X1CJ324672	KENWORTH T800	2012	PA17200	MT
TRACTOR	1XKDD49X3CJ324673	KENWORTH T800	2012	PA17201	MT
TRACTOR	1XKDD49X5CJ324674	KENWORTH T800	2012	PA17202	MT
TRACTOR	1XKDD49X9CJ324676	KENWORTH T800	2012	PA17204	MT
TRACTOR	1XKDD49X0CJ324677	KENWORTH T800	2012	PA17205	MT
TRACTOR	1XKDD49X2CJ324678	KENWORTH T800	2012	PA17206	MT
TRACTOR	1XKDD49X4CJ324679	KENWORTH T800	2012	PA17207	MT
TRACTOR	1XKDD49X0CJ324680	KENWORTH T800	2012	PA17208	MT
TRACTOR	1XKDD49X2CJ324681	KENWORTH T800	2012	PA17209	MT
TRACTOR	1XKDD49X6CJ324683	KENWORTH T800	2012	PA17211	MT
TRACTOR	1XKDD49X8CJ324684	KENWORTH T800	2012	PA17212	MT
TRACTOR	1XKDD49XXCJ324685	KENWORTH T800	2012	PA17213	MT
TRACTOR	1XKDD49X1CJ324686	KENWORTH T800	2012	PA17214	MT
TRACTOR	1XKDD49X5CJ324688	KENWORTH T800	2012	PA17216	MT
TRACTOR	1XKDD49X7CJ324689	KENWORTH T800	2012	PA17217	MT
TRACTOR	1XKDD49X7CJ324692	KENWORTH T800	2012	PA17218	MT
TRACTOR	1XKDD49X9CJ324693	KENWORTH T800	2012	PA17219	MT
TRACTOR	1XKDD49X0CJ324694	KENWORTH T800	2012	PA17220	MT
TRACTOR	1XKDD49X2DJ352062	KENWORTH T800	2013	PA17222	MT
TRACTOR	1XKDD49X4DJ352063	KENWORTH T800	2013	PA17223	MT
TRACTOR	1XKDD49X6DJ352064	KENWORTH T800	2012	PA17224	MT
TRACTOR	1XKDD49X8DJ352065	KENWORTH T800	2012	PA17225	MT
TRACTOR	1XKDD49XXDJ352066	KENWORTH T800	2012	PA17226	MT

TRACTOR	1XKDD49X1DJ352067	KENWORTH T800	2012	PA17227	MT
TRACTOR	1XKDD49X3DJ352068	KENWORTH T800	2012	PA17228	MT
TRACTOR	1XKDD49X5DJ352069	KENWORTH T800	2013	PA17229	MT
TRACTOR	1XKDD49X1DJ352070	KENWORTH T800	2013	PA17230	MT
TRACTOR	1XKDD49X3DJ352071	KENWORTH T800	2013	PA17231	MT

TRACTOR	1XKDD49X5DJ352072	KENWORTH T800	2013	PA17232	MT
TRACTOR	1XKDD49X7DJ352073	KENWORTH T800	2013	PA17233	MT
TRACTOR	1XKDD49X9DJ352074	KENWORTH T800	2013	PA17234	MT
TRACTOR	1XKDD49X0DJ352075	KENWORTH T800	2013	PA17235	MT
TRACTOR	1XKDD49X2DJ352076	KENWORTH T800	2013	PA17236	MT
TRACTOR	1XKDD49X4DJ352077	KENWORTH T800	2013	PA17237	MT
TRACTOR	1XKDD49X6DJ352078	KENWORTH T800	2013	PA17238	MT
TRACTOR	1XKDD49X8DJ352079	KENWORTH T800	2013	PA17239	MT
TRACTOR	1XKDD49X4DJ352080	KENWORTH T800	2013	PA17240	MT
TRACTOR	1XKDD49X6DJ352081	KENWORTH T800	2013	PA17241	MT
TRACTOR	1XKDD49X8DJ352082	KENWORTH T800	2013	PA17242	MT
TRACTOR	1XKDD49X7DJ344684	KENWORTH T800	2013	PA17243	MT
TRACTOR	1XKDD49X5DJ344683	KENWORTH T800	2013	PA17244	MT
TRACTOR	1XKDD49X3EJ390417	KENWORTH T800	2014	PA14156	MT
TRACTOR	1XKDD49X5EJ390418	KENWORTH T800	2014	PA14308	MT
TRACTOR	1XKDD49X7EJ390419	KENWORTH T800	2014	PA14157	MT
TRACTOR	1XKDD49X3EJ390420	KENWORTH T800	2014	PA14158	MT
TRACTOR	1XKDD49X5EJ390421	KENWORTH T800	2014	PA14159	MT
TRACTOR	1XKDD49X7EJ390422	KENWORTH T800	2014	PA14160	MT
TRACTOR	1XKDD49X9EJ390423	KENWORTH T800	2014	PA14161	MT
TRACTOR	1XKDD49X0EJ390424	KENWORTH T800	2014	PA14319	MT
TRACTOR	1XKDD49X4EJ390426	KENWORTH T800	2014	PA14314	MT
TRACTOR	1XKDD49X6EJ390427	KENWORTH T800	2014	PA16339	MT
TRACTOR	1XKDD49X0EJ390441	KENWORTH T800	2014	PA14163	MT

TRACTOR	1XKDD49X1EJ390450	KENWORTH T800	2014	PA14305	MT
TRACTOR	1XKDD49X2EJ390439	KENWORTH T800	2014	PA14164	MT
TRACTOR	1XKDD49X3EJ390448	KENWORTH T800	2014	PA14306	MT
TRACTOR	1XKDD49X3EJ390451	KENWORTH T800	2014	PA14307	MT
TRACTOR	1XKDD49X4EJ390443	KENWORTH T800	2014	PA14165	MT
TRACTOR	1XKDD49X5EJ390449	KENWORTH T800	2014	PA14166	MT
TRACTOR	1XKDD49X5EJ390452	KENWORTH T800	2014	PA14309	MT
TRACTOR	1XKDD49X7EJ390436	KENWORTH T800	2014	PA14167	MT
TRACTOR	1XKDD49X8EJ390431	KENWORTH T800	2014	PA14168	MT
TRACTOR	1XKDD49X9EJ390437	KENWORTH T800	2014	PA14310	MT
TRACTOR	1XKDD49X9EJ390440	KENWORTH T800	2014	PA14311	MT

TRACTOR	1XKDD49XXEJ390446	KENWORTH T800	2014	PA14312	MT
TRACTOR	1XKDD49X6EJ390444	KENWORTH T800	2014	PA15516	MT
TRACTOR	1XKDD49X8EJ390428	KENWORTH T800	2014	PA14316	MT
TRACTOR	1XKDD49X3EJ390434	KENWORTH T800	2014	PA16225	MT
TRACTOR	1XKDD49XXEJ390429	KENWORTH T800	2014	PA14317	MT
TRACTOR	1XKDD49X5EJ390435	KENWORTH T800	2014	PA14171	MT
TRACTOR	1XKDD49X2EJ390442	KENWORTH T800	2014	PA14172	MT
TRACTOR	1XKDD49X6EJ390430	KENWORTH T800	2014	PA14173	MT
TRACTOR	1XKDD49X1EJ390433	KENWORTH T800	2014	PA14174	MT
TRACTOR	1XKDD49XXEJ390432	KENWORTH T800	2014	PA14175	MT
TRACTOR	1XKDD49X1EJ390447	KENWORTH T800	2014	PA14318	MT
TRACTOR	1XKDD49X8EJ390445	KENWORTH T800	2014	PA14176	MT
TRACTOR	1XKDD49X3EJ405322	KENWORTH T800	2014	PA17245	MT
TRACTOR	1XKDD49X5EJ405323	KENWORTH T800	2014	PA17246	MT
TRACTOR	1XKDD49X5EJ416841	KENWORTH T800	2014	PA17247	MT
TRACTOR	1XKDD49X3EJ416837	KENWORTH T800	2014	PA17248	MT
TRACTOR	1XKDD49X7EJ416839	KENWORTH T800	2014	PA17249	MT
TRACTOR	1XKDD49X6EJ417092	KENWORTH T800	2014	PA17250	MT

TRACTOR	1XKDD49X3EJ416840	KENWORTH T800	2014	PA17251	MT
TRACTOR	1XKDD49X7EJ417098	KENWORTH T800	2014	PA17252	MT
TRACTOR	1XKDD49XXEJ417094	KENWORTH T800	2014	PA17253	MT
TRACTOR	1XKDD49X9EJ417099	KENWORTH T800	2014	PA17254	MT
TRACTOR	1XKDD49X4EJ417091	KENWORTH T800	2014	PA17256	MT
TRACTOR	1XKDD49X2EJ417090	KENWORTH T800	2014	PA17257	MT
TRACTOR	1XKDD49X5EJ416838	KENWORTH T800	2014	PA17258	MT
TRACTOR	1XKDD49X3EJ417101	KENWORTH T800	2014	PA17260	MT
TRACTOR	1XKDD49X5EJ417102	KENWORTH T800	2014	PA17261	MT
TRACTOR	1XKDD49X7EJ417103	KENWORTH T800	2014	PA17262	MT
TRACTOR	1XKDD49X9EJ417104	KENWORTH T800	2014	PA17263	MT
TRACTOR	1XKDD49X4EJ417110	KENWORTH T800	2014	PA17266	MT
TRACTOR	1XKDD49X6EJ417111	KENWORTH T800	2014	PA17267	MT
TRACTOR	1XKDD49X1EJ416898	KENWORTH T800	2014	PA17268	MT
TRACTOR	1XKDD49XXEJ416897	KENWORTH T800	2014	PA17269	MT
TRACTOR	1XKDD49X7EJ416842	KENWORTH T800	2014	PA17270	MT
TRACTOR	1XKDD49X0EJ416844	KENWORTH T800	2014	PA17271	MT

TRACTOR	1XKDD49X2EJ416845	KENWORTH T800	2014	PA17272	MT
TRACTOR	1XKDD49X4EJ416846	KENWORTH T800	2014	PA17273	MT
TRACTOR	1XKDD49X9EJ416843	KENWORTH T800	2014	PA17274	MT
TRACTOR	1XKDD49X3EJ417096	KENWORTH T800	2014	PA17275	MT
TRACTOR	1XKDD49X5EJ417097	KENWORTH T800	2014	PA17276	MT
TRACTOR	1XKDD49X1EJ417095	KENWORTH T800	2014	PA17277	MT
TRACTOR	1XKDD49X0EJ417105	KENWORTH T800	2014	PA17278	MT
TRACTOR	1XKDD49X2EJ417106	KENWORTH T800	2014	PA17279	MT
TRACTOR	1XKDD49X4EJ417107	KENWORTH T800	2014	PA17280	MT
TRACTOR	1XKDD49X8EJ417112	KENWORTH T800	2014	PA17281	MT
TRACTOR	1XKDD49XXEJ417113	KENWORTH T800	2014	PA17282	MT
TRACTOR	1XKDD49X6EJ416847	KENWORTH T800	2014	PA17283	MT

TRACTOR	1XKDD49X3EJ416899	KENWORTH T800	2014	PA17284	MT
TRACTOR	1XKDD49X8EJ416848	KENWORTH T800	2014	PA17285	MT
TRACTOR	1XKDD49X0FJ446816	KENWORTH T800	2015	PA17402	MT
TRACTOR	1XKDD49X2FJ446817	KENWORTH T800	2015	PA17403	MT
TRACTOR	1XKDD49X4FJ446818	KENWORTH T800	2015	PA17404	MT
TRACTOR	1XKDD49X6FJ446819	KENWORTH T800	2015	PA17405	MT
TRACTOR	1XKDD49X2FJ446820	KENWORTH T800	2015	PA17406	MT
TRACTOR	1XKDD49X4FJ446821	KENWORTH T800	2015	PA17407	MT
TRACTOR	1XKDD49X6FJ446822	KENWORTH T800	2015	PA17408	MT
TRACTOR	1XKDD49X8FJ446823	KENWORTH T800	2015	PA17409	MT
TRACTOR	1XKDD49XXFJ446824	KENWORTH T800	2015	PA17410	MT
TRACTOR	1XKDD49X1FJ446825	KENWORTH T800	2015	PA17411	MT
TRACTOR	1XKDD49X3FJ446826	KENWORTH T800	2015	PA17412	MT
TRACTOR	1XKDD49X5FJ446827	KENWORTH T800	2015	PA17413	MT
TRACTOR	1XKDD49X7FJ446828	KENWORTH T800	2015	PA17414	MT
TRACTOR	1XKDD49X9FJ446829	KENWORTH T800	2015	PA17415	MT
TRACTOR	1XKDD49X5FJ446830	KENWORTH T800	2015	PA17416	MT
TRACTOR	1XKDD49X6FJ446805	KENWORTH T800	2015	PA17417	MT
TRACTOR	1XKDD49X8FJ446806	KENWORTH T800	2015	PA17418	MT
TRACTOR	1XKDD49XXFJ446807	KENWORTH T800	2015	PA17419	MT
TRACTOR	1XKDD49X1FJ446808	KENWORTH T800	2015	PA17420	MT
TRACTOR	1XKDD49X3FJ446809	KENWORTH T800	2015	PA17421	MT
TRACTOR	1XKDD49X4FJ446804	KENWORTH T800	2015	PA17422	MT

TRACTOR	1XKDD49XXFJ446810	KENWORTH T800	2015	PA17423	MT
TRACTOR	1XKDD49X1FJ446811	KENWORTH T800	2015	PA17424	MT
TRACTOR	1XKDD49X3FJ446812	KENWORTH T800	2015	PA17425	MT
TRACTOR	1XKDD49X5FJ446813	KENWORTH T800	2015	PA17426	MT
TRACTOR	1XKDD49X7FJ446814	KENWORTH T800	2015	PA17427	MT
TRACTOR	1XKDD49X1FR459835	KENWORTH T800	2015	PA17428	MT

TRACTOR	1XKDD49X3FR459836	KENWORTH T800	2015	PA17429	MT
TRACTOR	1XKDD49X1FR449564	KENWORTH T800	2015	PA17430	MT
TRACTOR	1XKDD49X3FR449565	KENWORTH T800	2015	PA17431	MT
TRACTOR	1XKDD49X1FJ446842	KENWORTH T800	2015	PA17432	MT
TRACTOR	1XKDD49X3FJ446843	KENWORTH T800	2015	PA17433	MT
TRACTOR	1XKDD49X5FJ446844	KENWORTH T800	2015	PA17434	MT
TRACTOR	1XKDD49X7FJ446845	KENWORTH T800	2015	PA17435	MT
TRACTOR	1XKDD49X9FJ446846	KENWORTH T800	2015	PA17436	MT
TRACTOR	1XKDD49X0FJ446847	KENWORTH T800	2015	PA17437	MT
TRACTOR	1XKDD49XXFJ446838	KENWORTH T800	2015	PA17438	MT
TRACTOR	1XKDD49X1FJ446839	KENWORTH T800	2015	PA17439	MT
TRACTOR	1XKDD49X8FJ446840	KENWORTH T800	2015	PA17440	MT
TRACTOR	1XKDD49XXFJ446841	KENWORTH T800	2015	PA17441	MT
TRACTOR	1XKDD49X7FJ446831	KENWORTH T800	2015	PA17442	MT
TRACTOR	1XKDD49X9FJ446832	KENWORTH T800	2015	PA17443	MT
TRACTOR	1XKDD49X0FJ446833	KENWORTH T800	2015	PA17444	MT
TRACTOR	1XKDD49X2FJ446834	KENWORTH T800	2015	PA17445	MT
TRACTOR	1XKDD49X4FJ446835	KENWORTH T800	2015	PA17446	MT
TRACTOR	1XKDD49X6FJ446836	KENWORTH T800	2015	PA17447	MT
TRACTOR	1XKDD49X8FJ446837	KENWORTH T800	2015	PA17448	MT
TRACTOR	1XKDD49X2FR449573	KENWORTH T800	2015	PA17449	MT
TRACTOR	1XKDD49X4FR449574	KENWORTH T800	2015	PA17450	MT
TRACTOR	1XKDD49X6FR449575	KENWORTH T800	2015	PA18164	MT
TRACTOR	1XKDD49X8FR449576	KENWORTH T800	2015	PA17561	MT
TRACTOR	1XKDD49XXFR449577	KENWORTH T800	2015	PA17562	MT
TRACTOR	1XKDD49X1FR449578	KENWORTH T800	2015	PA17563	MT
TRACTOR	1XKDD49X3FR449579	KENWORTH T800	2015	PA17564	MT
TRACTOR	1XKDD49XXFR449580	KENWORTH T800	2015	PA17565	MT
TRACTOR	1XKDD49X1FR449581	KENWORTH T800	2015	PA17566	MT

TRACTOR	1XKDD49X3FR449582	KENWORTH T800	2015	PA17567	MT
TRACTOR	1XKDD49X5FR449583	KENWORTH T800	2015	PA17568	MT
TRACTOR	1XKDD49X7FR449584	KENWORTH T800	2015	PA17569	MT
TRACTOR	1XKDD49X9FR449585	KENWORTH T800	2015	PA17570	MT
TRACTOR	1XKDD49X0FR449586	KENWORTH T800	2015	PA17571	MT
TRACTOR	1XKDD49X2FR449587	KENWORTH T800	2015	PA17572	MT
TRACTOR	1XKDD49X4FR449588	KENWORTH T800	2015	PA17573	MT
TRACTOR	1XKDD49X8FR449593	KENWORTH T800	2015	PA17574	MT
TRACTOR	1XKDD49XXFR449594	KENWORTH T800	2015	PA17575	MT
TRACTOR	1XKDD49X1FR449595	KENWORTH T800	2015	PA17576	MT
TRACTOR	1XKDD49X6FR449589	KENWORTH T800	2015	PA17577	MT
TRACTOR	1XKDD49X2FR449590	KENWORTH T800	2015	PA17578	MT
TRACTOR	1XKDD49X4FR449591	KENWORTH T800	2015	PA17579	MT
TRACTOR	1XKDD49X6FR449592	KENWORTH T800	2015	PA17580	MT
TRACTOR	1XKDD49X3FR449596	KENWORTH T800	2015	PA17581	MT
TRACTOR	1XKDD49X5FR449597	KENWORTH T800	2015	PA17582	MT
TRACTOR	1XKDD49X7FR449598	KENWORTH T800	2015	PA17583	MT
TRACTOR	1XKDD49X9FR449599	KENWORTH T800	2015	PA17584	MT
TRACTOR	1XKDD49X1FR449600	KENWORTH T800	2015	PA17585	MT
TRACTOR	1XKDD49X1GR449601	KENWORTH T800	2016	PA17586	MT
TRACTOR	1XKDD49X3GR449602	KENWORTH T800	2016	PA17587	MT
TRACTOR	1XKDD49X5GR449603	KENWORTH T800	2016	PA17588	MT
TRACTOR	1XKDD49X7GR449604	KENWORTH T800	2016	PA17589	MT
TRACTOR	1XKDD49X9GR449605	KENWORTH T800	2016	PA17590	MT
TRACTOR	1XKDD49X0GR449606	KENWORTH T800	2016	PA17591	MT
TRACTOR	1XKDD49X2GR449607	KENWORTH T800	2016	PA17592	MT
TRACTOR	1XKDD49XXGR460323	KENWORTH T800	2016	PA12998	MT
TRACTOR	1XKDD49X1GR460324	KENWORTH T800	2016	PA12883	MT
TRACTOR	1XKDD49X3GR460325	KENWORTH T800	2016	PA12884	MT
TRACTOR	1XKDD49X5GR460326	KENWORTH T800	2016	PA12885	MT
TRACTOR	1XKDD49X7GR460327	KENWORTH T800	2016	PA12886	MT

TRACTOR	1XKDD49X9GR460328	KENWORTH T800	2016	PA12887	MT
TRACTOR	1XKDD49X0GR460329	KENWORTH T800	2016	PA12888	MT
TRACTOR	1XKDD49X3GR460342	KENWORTH T800	2016	PA12889	MT
TRACTOR	5KJJAEDV5FPGH3985	WESTERN STAR 4900	2015	PA12703	MT

TRACTOR	5KJNALDRXBPAY8701	WESTERN STAR 4900	2011	PA12593	MT
TRACTOR	5KJNALDR1BPAY8702	WESTERN STAR 4900	2011	PA12537	MT
TRACTOR	5KJNALDR3BPAY8703	WESTERN STAR 4900	2011	PA12556	MT
TRACTOR	5KJNALDR9CPBM9134	WESTERN STAR 4900	2012	PA12760	MT
TRACTOR	5KJNALBG1CPBM9162	WESTERN STAR 4900	2012	PA12519	MT
TRACTOR	5KJNALBG3CPBM9163	WESTERN STAR 4900	2012	PA12521	MT
TRACTOR	5KJNALBG1DPFD8218	WESTERN STAR 4900	2013	PA12689	MT
TRACTOR	5KJNALBG3DPFD8219	WESTERN STAR 4900	2013	PA12690	MT
TRACTOR	5KJJAEDR5DPBZ7287	WESTERN STAR 4900	2013	PA12701	MT
TRACTOR	5KJNALDR4DPBZ1535	WESTERN STAR 4900	2013	PA12752	MT
TRACTOR	5KJNALDR6DPBZ1536	WESTERN STAR 4900	2013	PA18731	MT
TRACTOR	5KJNALDR2DPFD8212	WESTERN STAR 4900	2013	PA18728	MT
TRACTOR	5KJNALDR4DPFD8213	WESTERN STAR 4900	2012	PA12566	MT
TRACTOR	5KJNALDR6DPFD8214	WESTERN STAR 4900	2013	PA12756	MT
TRACTOR	5KJNALDR8DPFD8215	WESTERN STAR 4900	2013	PA12759	MT
TRACTOR	5KJNALBG8DPFD8216	WESTERN STAR 4900	2013	PA12726	MT
TRACTOR	5KJNALBGXDPFD8217	WESTERN STAR 4900	2013	PA12729	MT
TRACTOR	5KJNALBG0EPFW5433	WESTERN STAR 4900	2014	PA12675	MT
TRACTOR	5KJNALBG2EPFW5434	WESTERN STAR 4900	2014	PA12678	MT
TRACTOR	5KJNALBG4EPFW5435	WESTERN STAR 4900	2014	PA12680	MT
TRACTOR	5KJNALBG6EPFW5436	WESTERN STAR 4900	2014	PA12682	MT
TRACTOR	5KJNALBG8EPFW5437	WESTERN STAR 4900	2014	PA12684	MT
TRACTOR	5KJNALBGXEPFW5438	WESTERN STAR 4900	2014	PA12687	MT
TRACTOR	5KJNALBG1EPFW5439	WESTERN STAR 4900	2014	PA12677	MT
TRACTOR	5KJJALBG7FPGK6583	WESTERN STAR 4900	2015	PA12666	MT

TRACTOR	5KJNALBG9FPGK6585	WESTERN STAR 4900	2015	PA12685	MT
TRACTOR	5KJNALBG0FPGK6586	WESTERN STAR 4900	2015	PA12676	MT
TRACTOR	5KJJALBG0FPGK6604	WESTERN STAR 4900	2015	PA12657	MT
TRACTOR	5KJJALBG4FPGK6606	WESTERN STAR 4900	2015	PA12663	MT
TRACTOR	5KJJALBG6FPGK6607	WESTERN STAR 4900	2015	PA12665	MT
TRACTOR	5KJJAEDR7CPBF0188	WESTERN STAR 4900	2012	PA15096	MT
TRACTOR	5KJJAEDR9CPBF0189	WESTERN STAR 4900	2012	PA17124	MT
TRACTOR	5KJJAEDR0CPBK9297	WESTERN STAR 4900	2012	PA12851	MT
TRACTOR	5KJJAEDR5CPBK9313	WESTERN STAR 4900	2012	PA10973	MT
TRACTOR	5KJJAEDR5CPBM9657	WESTERN STAR 4900	2012	PA12856	MT

TRACTOR	5KJJALDR9DPFD8173	WESTERN STAR 4900	2013	PA12717	MT
TRACTOR	5KJJALDR0DPFD8174	WESTERN STAR 4900	2013	PA12713	MT
TRACTOR	5KJJALDR2DPFD8175	WESTERN STAR 4900	2013	PA10993	MT
TRACTOR	5KJJALBG8DPFD8182	WESTERN STAR 4900	2013	PA12708	MT
TRACTOR	5KJJALBGXDPFD8183	WESTERN STAR 4900	2013	PA12709	MT
TRACTOR	5KJJALD19FPGT0031	WESTERN STAR 4900	2015	PA21257	MT
TRACTOR	5KJJALDR2DPFE5529	WESTERN STAR 4900	2013	PA12670	MT
TRACTOR	5KJJALDR4DPFG5913	WESTERN STAR 4900	2013	PA15964	MT
TRACTOR	5KJJALDR8DPFG5915	WESTERN STAR 4900	2013	PA12673	MT
TRACTOR	5KJJALDRXDPFG5916	WESTERN STAR 4900	2013	PA12674	MT
TRACTOR	5KJNALBG9FPGK7445	WESTERN STAR 4900	2015	PA12686	MT
TRACTOR	5KJNALDRXCPBN6769	WESTERN STAR 4900	2012	PA12597	MT
TRACTOR	5KJJAEAV49PAH6447	WESTERN STAR 4900	2009	PA12692	MT
TRACTOR	5KJNALDR4CPBM9123	WESTERN STAR 4900	2012	PA12563	MT
TRACTOR	5KJNALDRXCPBM9126	WESTERN STAR 4900	2012	PA12596	MT
TRACTOR	5KJNALDR1CPBM9127	WESTERN STAR 4900	2012	PA12544	MT
TRACTOR	5KJNALBG7DPBY9845	WESTERN STAR 4900	2013	PA12725	MT
TRACTOR	5KJNALBG9DPBY9846	WESTERN STAR 4900	2013	PA12728	MT
TRACTOR	5KJNALBG0DPBY9847	WESTERN STAR 4900	2013	PA11433	MT

TRACTOR	5KJNALBG2DPBY9848	WESTERN STAR 4900	2013	PA11434	MT
TRACTOR	5KJNALBG4DPBY9849	WESTERN STAR 4900	2013	PA12721	MT
TRACTOR	5KJNALDRXDPBY9840	WESTERN STAR 4900	2013	PA12277	MT
TRACTOR	5KJNALDR1DPBY9841	WESTERN STAR 4900	2013	PA11466	MT
TRACTOR	5KJNALDR3DPBY9842	WESTERN STAR 4900	2013	PA15897	MT
TRACTOR	5KJNALDR7DPBY9844	WESTERN STAR 4900	2013	PA12758	MT
TRACTOR	5KJJALDR4DPBY9850	WESTERN STAR 4900	2013	PA12714	MT
TRACTOR	5KJJALDR4DPBZ1534	WESTERN STAR 4900	2013	PA12715	MT
TRACTOR	5KJNALD11EPFW5448	WESTERN STAR 4900	2014	PA11443	MT
TRACTOR	5KJNALD13EPFW5449	WESTERN STAR 4900	2014	PA11448	MT
TRACTOR	5KJNALD18EPFW5446	WESTERN STAR 4900	2014	PA12741	MT
TRACTOR	5KJNALD1XEPFW5450	WESTERN STAR 4900	2014	PA11457	MT
TRACTOR	5KJNALDR7DPFD3460	WESTERN STAR 4900	2013	PA11501	MT
TRACTOR	5KJNALD11FPGK6640	WESTERN STAR 4900	2015	PA12618	MT
TRACTOR	5KJNALD15FPGT0027	WESTERN STAR 4900	2015	PA12738	MT
TRACTOR	5KJJAEDR2DPBZ7294	WESTERN STAR 4900	2013	PA12700	MT

TRACTOR	5KJJALDR4CPBK9307	WESTERN STAR 4900	2012	PA14980	MT
TRACTOR	5KJJAED14EPFW2909	WESTERN STAR 4900	2014	PA12696	MT
TRACTOR	5KJJAED18EPFY7795	WESTERN STAR 4900	2014	PA12697	MT
TRACTOR	5KJNALD19FPGK6613	WESTERN STAR 4900	2015	PA12746	MT
TRACTOR	5KJNALD16FPGK6620	WESTERN STAR 4900	2015	PA12739	MT
TRACTOR	5KJNALD10FPGK6614	WESTERN STAR 4900	2015	PA12730	MT
TRACTOR	5KJNALD1XFPGK6619	WESTERN STAR 4900	2015	PA12749	MT
TRACTOR	5KJNALD1XFPGK6622	WESTERN STAR 4900	2015	PA12750	MT
TRACTOR	5KJNALD11FPGK6623	WESTERN STAR 4900	2015	PA12732	MT
TRACTOR	5KJNALD15FPGK6625	WESTERN STAR 4900	2015	PA12737	MT
TRACTOR	5KJNALD19FPGK6627	WESTERN STAR 4900	2015	PA12747	MT
TRACTOR	5KJNALDRXBPAY8892	WESTERN STAR 4900	2011	PA12594	MT
TRACTOR	5KJNALDR1BPAY8893	WESTERN STAR 4900	2011	PA12538	MT

TRACTOR	5KJNALDR5BPAY8895	WESTERN STAR 4900	2011	PA13844	MT
TRACTOR	5KJNALDR7BPAY8896	WESTERN STAR 4900	2011	PA11495	MT
TRACTOR	5KJNALDRXBPBB3494	WESTERN STAR 4900	2011	PA12272	MT
TRACTOR	5KJNALDR1BPBB3495	WESTERN STAR 4900	2011	PA11462	MT
TRACTOR	5KJNALDRXBPAY8696	WESTERN STAR 4900	2011	PA12271	MT
TRACTOR	5KJJALAV09PAD2174	WESTERN STAR 4900	2010	PA10977	MT
TRACTOR	5KJJALCK69PAM4532	WESTERN STAR 4900	2010	PA12513	MT
TRACTOR	5KJNALDR2BPAY8692	WESTERN STAR 4900	2011	PA11467	MT
TRACTOR	5KJNALDR4BPAY8693	WESTERN STAR 4900	2011	PA12558	MT
TRACTOR	5KJNALDR1BPAY8697	WESTERN STAR 4900	2011	PA11461	MT
TRACTOR	5KJNALDR5BPAY8699	WESTERN STAR 4900	2011	PA11486	MT
TRACTOR	5KJNALDR3BPAY8698	WESTERN STAR 4900	2011	PA18729	MT
TRACTOR	5KJNALDR8BPAZ4285	WESTERN STAR 4900	2011	PA12263	MT
TRACTOR	5KJNALDR5BPAY8704	WESTERN STAR 4900	2011	PA12567	MT
TRACTOR	5KJNALDR4BPBA7822	WESTERN STAR 4900	2011	PA11481	MT
TRACTOR	5KJNALDR8BPBA7824	WESTERN STAR 4900	2011	PA12582	MT
TRACTOR	5KJNALDR2BPBA7821	WESTERN STAR 4900	2011	PA21253	MT
TRACTOR	5KJNALDR6BPBA7823	WESTERN STAR 4900	2011	PA11492	MT
TRACTOR	5KJNALDR1BPBA7826	WESTERN STAR 4900	2011	PA12539	MT
TRACTOR	5KJNALDR3BPBA7827	WESTERN STAR 4900	2011	PA18730	MT
TRACTOR	5KJNALDR5BPBA7828	WESTERN STAR 4900	2011	PA12754	MT
TRACTOR	5KJNALDR7BPBA7829	WESTERN STAR 4900	2011	PA11496	MT

TRACTOR	5KJNALDR3BPBA7830	WESTERN STAR 4900	2011	PA11474	MT
TRACTOR	5KJNALDR5BPBA7831	WESTERN STAR 4900	2011	PA11487	MT
TRACTOR	5KJNALDR7BPBA7832	WESTERN STAR 4900	2011	PA11497	MT
TRACTOR	5KJNALDR0BPBA7834	WESTERN STAR 4900	2011	PA11458	MT
TRACTOR	5KJNALDR2BPBA7835	WESTERN STAR 4900	2011	PA12545	MT
TRACTOR	5KJNALDR2BPBB3490	WESTERN STAR 4900	2011	PA12546	MT
TRACTOR	5KJNALDR4BPBB3491	WESTERN STAR 4900	2011	PA12559	MT

TRACTOR	5KJNALDR6BPBB3492	WESTERN STAR 4900	2011	PA22127	MT
TRACTOR	5KJNALDR8BPBB3493	WESTERN STAR 4900	2011	PA12583	MT
TRACTOR	5KJNALDR8CPBF0206	WESTERN STAR 4900	2012	PA12584	MT
TRACTOR	5KJNALDRXCPBF0207	WESTERN STAR 4900	2012	PA12273	MT
TRACTOR	5KJNALDR1CPBF0208	WESTERN STAR 4900	2012	PA12541	MT
TRACTOR	5KJNALDR3CPBF0209	WESTERN STAR 4900	2012	PA12557	MT
TRACTOR	5KJNALDRXCPBF0210	WESTERN STAR 4900	2012	PA12274	MT
TRACTOR	5KJNALDR3CPBF0212	WESTERN STAR 4900	2012	PA11476	MT
TRACTOR	5KJNALDR5CPBF0213	WESTERN STAR 4900	2012	PA11488	MT
TRACTOR	5KJNALDR7CPBF0214	WESTERN STAR 4900	2012	PA11498	MT
TRACTOR	5KJNALDR9CPBF0215	WESTERN STAR 4900	2012	PA12268	MT
TRACTOR	5KJNALDR2CPBF0217	WESTERN STAR 4900	2012	PA11470	MT
TRACTOR	5KJNALDR4CPBF0218	WESTERN STAR 4900	2012	PA11484	MT
TRACTOR	5KJNALDR6CPBF0219	WESTERN STAR 4900	2012	PA12572	MT
TRACTOR	5KJNALDR2CPBF0220	WESTERN STAR 4900	2012	PA18727	MT
TRACTOR	5KJNALDR4CPBF0221	WESTERN STAR 4900	2012	PA14179	MT
TRACTOR	5KJNALDR6CPBF0222	WESTERN STAR 4900	2012	PA11494	MT
TRACTOR	5KJNALDR8CPBF0223	WESTERN STAR 4900	2012	PA12264	MT
TRACTOR	5KJNALDR9CPBH8743	WESTERN STAR 4900	2012	PA12591	MT
TRACTOR	5KJNALDR1CPBF0225	WESTERN STAR 4900	2012	PA11463	MT
TRACTOR	5KJNALDR3CPBF0226	WESTERN STAR 4900	2012	PA11477	MT
TRACTOR	5KJNALDR5CPBF0227	WESTERN STAR 4900	2012	PA11489	MT
TRACTOR	5KJNALDR7CPBF0228	WESTERN STAR 4900	2012	PA11499	MT
TRACTOR	5KJNALDR9CPBF0229	WESTERN STAR 4900	2012	PA12269	MT
TRACTOR	5KJNALDR5CPBF0194	WESTERN STAR 4900	2012	PA12568	MT
TRACTOR	5KJNALDR9CPBF0196	WESTERN STAR 4900	2011	PA12266	MT
TRACTOR	5KJNALDR0CPBF0197	WESTERN STAR 4900	2012	PA12489	MT
TRACTOR	5KJNALDR4CPBF0199	WESTERN STAR 4900	2012	PA11482	MT

TRACTOR	5KJNALDR1CPBF0239	WESTERN STAR 4900	2012	PA12543	MT

TRACTOR	5KJNALDR8CPBF0240	WESTERN STAR 4900	2012	PA12585	MT
TRACTOR	5KJNALDRXCPBF0241	WESTERN STAR 4900	2012	PA12275	MT
TRACTOR	5KJNALDR1CPBF0242	WESTERN STAR 4900	2012	PA11464	MT
TRACTOR	5KJNALDR3CPBF0243	WESTERN STAR 4900	2012	PA11478	MT
TRACTOR	5KJNALDR5CPBF0244	WESTERN STAR 4900	2012	PA11490	MT
TRACTOR	5KJNALDR7CPBF0245	WESTERN STAR 4900	2012	PA14180	MT
TRACTOR	5KJNALDR9CPBF0246	WESTERN STAR 4900	2012	PA12270	MT
TRACTOR	5KJNALDR0CPBF0247	WESTERN STAR 4900	2012	PA12532	MT
TRACTOR	5KJNALDR2CPBF0248	WESTERN STAR 4900	2012	PA12549	MT
TRACTOR	5KJJAEDR5CPBF0187	WESTERN STAR 4900	2012	PA13012	MT
TRACTOR	5KJJAEDR8CPBM9653	WESTERN STAR 4900	2012	PA12860	MT
TRACTOR	5KJJALDRXDPBZ1537	WESTERN STAR 4900	2013	PA11431	MT
TRACTOR	5KJJALDR3DPBZ1539	WESTERN STAR 4900	2013	PA10994	MT
TRACTOR	5KJNALDVXFPGJ3128	WESTERN STAR 4900	2015	PA12621	MT
TRACTOR	5KJNALD13FPGK6641	WESTERN STAR 4900	2015	PA12688	MT
TRACTOR	5KJJAEAV09PAH6106	WESTERN STAR 4900	2009	PA18722	MT
TRACTOR	5KJNALDR2CPBF0203	WESTERN STAR 4900	2012	PA15810	MT
TRACTOR	5KJNALDR0CPBF0233	WESTERN STAR 4900	2012	PA11459	MT
TRACTOR	5KJNALDR2CPBF0234	WESTERN STAR 4900	2012	PA11471	MT
TRACTOR	5KJJAEDR2CPBF0177	WESTERN STAR 4900	2012	PA12852	MT
TRACTOR	5KJJALDR7CPBM9129	WESTERN STAR 4900	2012	PA12867	MT
TRACTOR	5KJJALDR0CPBU7643	WESTERN STAR 4900	2012	PA10987	MT
TRACTOR	5KJJALDR4CPBU7645	WESTERN STAR 4900	2012	PA18726	MT
TRACTOR	5KJJALDR6CPBU7646	WESTERN STAR 4900	2012	PA10999	MT
TRACTOR	5KJJALDR8CPBU7647	WESTERN STAR 4900	2012	PA11001	MT
TRACTOR	5KJJALDRXCPBU7648	WESTERN STAR 4900	2012	PA11430	MT
TRACTOR	5KJJALBG9DPBZ1546	WESTERN STAR 4900	2013	PA10984	MT
TRACTOR	5KJNALDR7CPBF0231	WESTERN STAR 4900	2012	PA12579	MT
TRACTOR	5KJNALDR9CPBF0232	WESTERN STAR 4900	2012	PA12590	MT
TRACTOR	5KJNALDR4CPBF0204	WESTERN STAR 4900	2012	PA11483	MT
TRACTOR	5KJJALBG4DPBZ1549	WESTERN STAR 4900	2013	PA10981	MT

TRACTOR	5KJNALBG8FPGK7453	WESTERN STAR 4900	2015	PA11439	MT
TRACTOR	5KJJALBG2DPBZ1551	WESTERN STAR 4900	2013	PA10980	MT
TRACTOR	5KJJAED19EPGA6530	WESTERN STAR 4900	2014	PA12698	MT

TRACTOR	5KJJALAV56PU98597	WESTERN STAR 4900	2006	PA12512	MT
TRACTOR	5KJNALDR6CPBF0205	WESTERN STAR 4900	2012	PA12571	MT
TRACTOR	5KJNALDR1CPBF0192	WESTERN STAR 4900	2012	PA12540	MT
TRACTOR	5KJNALDR0CPBF0250	WESTERN STAR 4900	2012	PA11460	MT
TRACTOR	5KJNALDR4CPBN6766	WESTERN STAR 4900	2012	PA14730	MT
TRACTOR	5KJNALDR8CPBP9631	WESTERN STAR 4900	2012	PA12589	MT
TRACTOR	5KJNALDRXCPBP9632	WESTERN STAR 4900	2012	PA12276	MT
TRACTOR	5KJNALBG0FPGK7446	WESTERN STAR 4900	2015	PA13763	MT
TRACTOR	5KJJAEAV37PX42504	WESTERN STAR 4900	2007	PA24800	MT
TRACTOR	5KJJAEAV07PX82667	WESTERN STAR 4900	2007	PA13268	MT
TRACTOR	5KJJALBG1DPFD8184	WESTERN STAR 4900	2013	PA18724	MT
TRACTOR	5KJJALBG3DPFD8185	WESTERN STAR 4900	2013	PA16596	MT
TRACTOR	5KJJALBG5DPFD8186	WESTERN STAR 4900	2013	PA12706	MT
TRACTOR	5KJJALD10FPGT0032	WESTERN STAR 4900	2015	PA12710	MT
TRACTOR	5KJJALD13FPGU9514	WESTERN STAR 4900	2015	PA12711	MT
TRACTOR	5KJNALDR5CPBK8779	WESTERN STAR 4900	2012	PA12870	MT
TRACTOR	5KJNALDR1CPBK8780	WESTERN STAR 4900	2012	PA12868	MT
TRACTOR	5KJNALD18FPGK6599	WESTERN STAR 4900	2015	PA12742	MT
TRACTOR	5KJNALD10FPGK6600	WESTERN STAR 4900	2015	PA11441	MT
TRACTOR	5KJNALD12FPGK6601	WESTERN STAR 4900	2015	PA12734	MT
TRACTOR	5KJNALD14FPGK6602	WESTERN STAR 4900	2015	PA11449	MT
TRACTOR	5KJNALD16FPGK6603	WESTERN STAR 4900	2015	PA11452	MT
TRACTOR	5KJJAEDR4CPBF0178	WESTERN STAR 4900	2012	PA12854	MT
TRACTOR	5KJJALDR0CPBF0179	WESTERN STAR 4900	2012	PA13764	MT
TRACTOR	5KJJAEDR4CPBH3668	WESTERN STAR 4900	2012	PA12457	MT
TRACTOR	5KJJAEDR6CPBH3669	WESTERN STAR 4900	2012	PA12857	MT

TRACTOR	5KJJAEDR3CPBF0186	WESTERN STAR 4900	2012	PA12456	MT
TRACTOR	5KJNALDR6CPBF0236	WESTERN STAR 4900	2012	PA12573	MT
TRACTOR	5KJNALDR4CPBF0252	WESTERN STAR 4900	2012	PA15655	MT
TRACTOR	5KJJALBG0DPBZ1550	WESTERN STAR 4900	2013	PA12459	MT
TRACTOR	5KJJALDR1DPBZ1538	WESTERN STAR 4900	2013	PA14981	MT
TRACTOR	5KJJALDR5CPBM9131	WESTERN STAR 4900	2012	PA10997	MT
TRACTOR	5KJNALDR7CPBM9147	WESTERN STAR 4900	2012	PA11500	MT
TRACTOR	5KJJAEAV19PAH6101	WESTERN STAR 4900	2009	PA13128	MT
TRACTOR	5KJJALDR7CPBF0180	WESTERN STAR 4900	2012	PA12866	MT

TRACTOR	5KJJAEDRXCPBF0184	WESTERN STAR 4900	2012	PA12861	MT
TRACTOR	5KJJAEDR5CPBF0190	WESTERN STAR 4900	2012	PA12855	MT
TRACTOR	5KJJAEDR7CPBF0191	WESTERN STAR 4900	2012	PA12859	MT
TRACTOR	5KJNALD10EPFW5442	WESTERN STAR 4900	2014	PA11440	MT
TRACTOR	5KJNALD16EPFW5445	WESTERN STAR 4900	2014	PA11451	MT
TRACTOR	5KJNALD19EPFW5441	WESTERN STAR 4900	2014	PA12745	MT
TRACTOR	5KJJAED1XFPGF6998	WESTERN STAR 4900	2015	PA18723	MT
TRACTOR	5KJJAED11FPGF6999	WESTERN STAR 4900	2015	PA12694	MT
TRACTOR	5KJNALBG4FPGK7448	WESTERN STAR 4900	2015	PA12723	MT
TRACTOR	5KJNALBG6FPGK7449	WESTERN STAR 4900	2015	PA11437	MT
TRACTOR	5KJJALDR1CPBM9143	WESTERN STAR 4900	2012	PA12864	MT
TRACTOR	5KJJALBG6DPBZ1570	WESTERN STAR 4900	2013	PA10983	MT
TRACTOR	5KJJALBG8DPBZ1571	WESTERN STAR 4900	2013	PA12707	MT
TRACTOR	5KJJALBGXDPBZ1572	WESTERN STAR 4900	2013	PA10986	MT
TRACTOR	5KJJALDR5DPFA7678	WESTERN STAR 4900	2013	PA10998	MT
TRACTOR	5KJJALDR5DPFA7681	WESTERN STAR 4900	2013	PA12716	MT
TRACTOR	5KJJALDR2DPFA7685	WESTERN STAR 4900	2013	PA10992	MT
TRACTOR	5KJJALDR4DPFA7686	WESTERN STAR 4900	2013	PA10996	MT
TRACTOR	5KJJAED12FPGF7000	WESTERN STAR 4900	2015	PA12695	MT
TRACTOR	5KJJAED14FPGF7001	WESTERN STAR 4900	2015	PA12761	MT

TRACTOR	5KJJALBG9EPFW5431	WESTERN STAR 4900	2014	PA10985	MT
TRACTOR	5KJJALBG0EPFW5432	WESTERN STAR 4900	2014	PA18923	MT
TRACTOR	5KJJAEDR3BPAY9084	WESTERN STAR 4900	2011	PA12853	MT
TRACTOR	5KJNALD12FPGK6615	WESTERN STAR 4900	2015	PA11446	MT
TRACTOR	5KJNALD18FPGK6618	WESTERN STAR 4900	2015	PA12743	MT
TRACTOR	5KJNALD19FPGK6630	WESTERN STAR 4900	2015	PA11455	MT
TRACTOR	5KJNALD10FPGK6631	WESTERN STAR 4900	2015	PA11442	MT
TRACTOR	5KJNALDR3CPBP9634	WESTERN STAR 4900	2012	PA12619	MT
TRACTOR	5KJNALDR8BPAY8700	WESTERN STAR 4900	2011	PA12620	MT
TRACTOR	5KKHAEAV15PU85933	WESTERN STAR 4900	2005	SA02532	MT
TRACTOR	2WLPDDCH2VK948527	WESTERN STAR 4900	1997	PA12765	MT
TRACTOR	2WKPDD3H51K969421	WESTERN STAR 4900	2001	PA12600	MT
TRACTOR	5KJJALDR0DPFE5531	WESTERN STAR 4900	2013	PA13270	MT
TRACTOR	5KKJAEAV66PV16564	WESTERN STAR 4900	2006	SA02946	MT
TRAILER	1B9U6FA26BT993001	SUREFIRE	2011	TA06823	MT

TRAILER	1B9U6FA26BT993003	SUREFIRE	2011	TA08432	MT
TRAILER	1C9LB3820CK883549	SUREFIRE	2011	TA08433	MT
TRAILER	1B9U6FA26BT993005	SUREFIRE	2011	TA08434	MT
TRAILER	1C9LB3827CK883551	SUREFIRE	2011	TA08435	MT
TRAILER	1C9LB3822CK883553	SUREFIRE	2011	TA08436	MT
TRAILER	1C9LB3829CK883550	SUREFIRE	2011	TA08437	MT
TRAILER	1C9LB3820CK883552	SUREFIRE	2011	TA08438	MT
TRAILER	1B9U6FA26BT993006	SUREFIRE	2011	TA08439	MT
TRAILER	1B9U6FA26BT993009	SUREFIRE	2011	TA08440	MT
TRAILER	1B9U6FA26BT993010	SUREFIRE	2011	TA08441	MT
TRAILER	1B9U6FA26BT993011	SUREFIRE	2011	TA08442	MT
TRAILER	1B9U6FA26CT993016	SUREFIRE	2012	TA08443	MT
TRAILER	1B9U6FA28CT993020	SUREFIRE	2012	TA08444	MT
TRAILER	1B9U6FA25CT993024	SUREFIRE	2012	TA08445	MT

TRAILER	1C9LB3829CK883615	SUREFIRE	2012	TA08446	MT
TRAILER	1C9LB3820CK883616	SUREFIRE	2012	TA08447	MT
TRAILER	1C9LB3825CK883627	SUREFIRE	2012	TA08448	MT
TRAILER	1C9LB3823CK883626	SUREFIRE	2012	TA08332	MT
TRAILER	1C9LB3827CK883628	SUREFIRE	2012	TA08333	MT
TRAILER	1B9U6FA22CT993028	SUREFIRE	2012	TA08334	MT
TRAILER	1C9LB382XCK883624	SUREFIRE	2012	TA08335	MT
TRAILER	1B9U6FA24CT993032	SUREFIRE	2012	TA08336	MT
TRAILER	1B9U6FA29CT993012	SUREFIRE	2012	TA08337	MT
TRAILER	1B9U6FA24CT993029	SUREFIRE	2013	TA08338	MT
TRAILER	1B9U6FA21CT993019	SUREFIRE	2013	TA08339	MT
TRAILER	1B9U6FA21CT993036	SUREFIRE	2013	TA08340	MT
TRAILER	1B9U6FA26CT993064	SUREFIRE	2013	TA08341	MT
TRAILER	1B9U6FA27CT993039	SUREFIRE	2012	TA06170	MT
TRAILER	1B9U6FA25CT993041	SUREFIRE	2012	TA06171	MT
TRAILER	1B9U6FA2XCT993049	SUREFIRE	2012	TA06172	MT
TRAILER	1B9U6FA27CT993042	SUREFIRE	2012	TA06139	MT
TRAILER	1B9U6FA20CT993044	SUREFIRE	2012	TA06140	MT
TRAILER	1B9U6FA29CT993043	SUREFIRE	2012	TA06141	MT
TRAILER	1C9LB3823CK883660	SUREFIRE	2012	TA06458	MT
TRAILER	1C9LB3827CK883659	SUREFIRE	2012	TA06143	MT

TRAILER	1B9U6FA21DT993006	SUREFIRE	2013	TA06136	MT
TRAILER	1B9U6FA23DT993007	SUREFIRE	2013	TA06144	MT
TRAILER	1B9U6FA23DT993010	SUREFIRE	2013	TA06137	MT
TRAILER	1B9U6FA25DT993008	SUREFIRE	2013	TA06145	MT
TRAILER	1B9U6FA25DT993011	SUREFIRE	2013	TA06138	MT
TRAILER	1B9U6FA27DT993009	SUREFIRE	2013	TA06146	MT
TRAILER	1B9U6FA2XDT993005	SUREFIRE	2013	TA06147	MT
TRAILER	1B9U6FA26DT993017	SUREFIRE	2013	TA08342	MT

TRAILER	1B9U6FA24DT993016	SUREFIRE	2013	TA08343	MT
TRAILER	1B9U6FA24CT993046	SUREFIRE	2013	TA08344	MT
TRAILER	1B9U6FA21DT993023	SUREFIRE	2013	TA08345	MT
TRAILER	1B9U6FA23DT993024	SUREFIRE	2013	TA08346	MT
TRAILER	1C9LB4021EK883841	SUREFIRE	2014	TA08347	MT
TRAILER	1C9LB4027EK883844	SUREFIRE	2014	TA08348	MT
TRAILER	1B9U6FA25DT993025	SUREFIRE	2013	TA08349	MT
TRAILER	1B9U6FA27DT993026	SUREFIRE	2013	TA08350	MT
TRAILER	1B9U6FA20DT993028	SUREFIRE	2013	TA08351	MT
TRAILER	1C9LB4023EK883842	SUREFIRE	2014	TA08352	MT
TRAILER	1C9LB4025EK883843	SUREFIRE	2014	TA08353	MT
TRAILER	1C9LB4022EK883850	SUREFIRE	2014	TA08354	MT
TRAILER	1C9LB4024EK883851	SUREFIRE	2014	TA08355	MT
TRAILER	1C9LB4028EK883853	SUREFIRE	2014	TA08356	MT
TRAILER	1C9LB4026EK883852	SUREFIRE	2014	TA08357	MT
TRAILER	1C9LB402XEK883854	SUREFIRE	2014	TA08358	MT
TRAILER	1A9L74235EA245325	ATOKA	2014	TA08359	MT
TRAILER	1A9L74234EA245266	ATOKA	2014	TA08360	MT
TRAILER	1A9L74234EA245333	ATOKA	2014	TA08361	MT
TRAILER	1A9L74230EA245331	ATOKA	2014	TA08362	MT
TRAILER	1A9L74236EA245334	ATOKA	2014	TA08363	MT
TRAILER	1A9L74232EA245332	ATOKA	2014	TA08364	MT
TRAILER	1A9L74230EA245328	ATOKA	2014	TA08365	MT
TRAILER	1B9B6LJ35EF946155	BLACKSTONE	2014	TA08366	MT
TRAILER	1A9L74236EA245303	ATOKA	2014	TA08367	MT
TRAILER	1B9B6LJ38EF946151	BLACKSTONE	2014	TA08368	MT
TRAILER	1B9B6LJ3XEF946152	BLACKSTONE	2014	TA08369	MT

TRAILER	1A9L74232EA245329	ATOKA	2014	TA08370	MT
TRAILER	1B9B6LJ31EF946153	BLACKSTONE	2014	TA08371	MT

TRAILER	1A9L7423XEA245305	ATOKA	2014	TA08372	MT
TRAILER	1A9L74238EA245304	ATOKA	2014	TA08373	MT
TRAILER	1B9B6LJ36FF946117	BLACKSTONE	2015	TA08374	MT
TRAILER	1A9L74238EA245335	ATOKA	2014	TA08375	MT
TRAILER	1A9L74237EA245343	ATOKA	2014	TA08376	MT
TRAILER	1B9B6LJ38FF946118	BLACKSTONE	2015	TA08377	MT
TRAILER	1A9L74235EA245342	ATOKA	2014	TA08378	MT
TRAILER	1A9L74237EA245391	ATOKA	2014	TA08379	MT
TRAILER	1B9B6LJ34EF946163	BLACKSTONE	2014	TA08380	MT
TRAILER	1B9B6LJ38EF946165	BLACKSTONE	2014	TA08381	MT
TRAILER	1A9L74239EA245344	ATOKA	2014	TA08382	MT
TRAILER	1A9L74232EA245394	ATOKA	2014	TA08383	MT
TRAILER	1A9L74238EA245397	ATOKA	2014	TA08384	MT
TRAILER	1B9B6LJ3XFF946119	BLACKSTONE	2015	TA08385	MT
TRAILER	1A9L74234EA245395	ATOKA	2014	TA08386	MT
TRAILER	1A9L7423XEA245398	ATOKA	2014	TA08387	MT
TRAILER	1A9L74236EA245396	ATOKA	2014	TA08388	MT
TRAILER	1B9B6LJ36EF946164	BLACKSTONE	2014	TA08389	MT
TRAILER	1B9B6LJ3XFF946122	BLACKSTONE	2015	TA08390	MT
TRAILER	1A9L74236EA245401	ATOKA	2014	TA08391	MT
TRAILER	1A9L74234EA245400	ATOKA	2014	TA08392	MT
TRAILER	1A9L74238EA245402	ATOKA	2014	TA08393	MT
TRAILER	1B9B6LJ38FF946121	BLACKSTONE	2015	TA08394	MT
TRAILER	1B9B6LJ36FF946120	BLACKSTONE	2015	TA08395	MT
TRAILER	1A9L74233EA245405	ATOKA	2014	TA08396	MT
TRAILER	2H9FC3DB61C070121	HAGLE WELDING	2001	TA05308	MT
TRAILER	2H9FC3DB64C070138	SANJEL	2004	TA04597	MT
TRAILER	2H9FC3EA63C070134	SANJEL	2003	TA04599	MT
TRAILER	2H9FC3DB84C070139	SANJEL	2004	TA04598	MT
TRAILER	2H9FC3DB84C070142	SANJEL	2004	TA05309	MT
TRAILER	2PLC0403X7EC12798	PEERLESS	2007	TA04601	MT

TRAILER	1M91S41238A211699	STEWART & STEVENSON	2009	TA04562	MT
TRAILER	1M91S41279A211707	STEWART & STEVENSON	2009	TA04671	MT

TRAILER	1M91S41288A211696	STEWART & STEVENSON	2009	TA04563	MT
TRAILER	1M91S41201A211675	STEWART & STEVENSON	2009	TA05195	MT
TRAILER	LJRC1327082012180	STEWART & STEVENSON	2009	TA05312	MT
TRAILER	1S9DF4034EH787001	STEWART & STEVENSON	2014	TA06501	MT
TRAILER	1S9DF4032EH787002	STEWART & STEVENSON	2014	TA04976	MT
TRAILER	1S9DF4034EH787003	STEWART & STEVENSON	2014	TA05306	MT
TRAILER	1S9DF4036EH787004	STEWART & STEVENSON	2014	TA05307	MT
TRAILER	1M91S4130BA211854	STEWART & STEVENSON	2011	TA04565	MT
TRAILER	2T9SASVC3FD016719	TYCROP	2015	TA05311	MT
TRAILER	2T9SASVC3FD016736	TYCROP	2015	TA04613	MT
TRAILER	2T9SASVC7FD016741	TYCROP	2015	TA04614	MT
TRAILER	2H9FC3DBX1C070123	SANJEL	2001	TA05310	MT
TRAILER	1S9DF4031CH787003	STEWART & STEVENSON	2012	TA05304	MT
TRAILER	1S9DF4031BH787002	STEWART & STEVENSON	2012	TA04585	MT
TRAILER	1S9DF4031BH787001	STEWART & STEVENSON	2012	TA04584	MT
TRAILER	1S9DF4031CH787006	STEWART & STEVENSON	2012	TA04586	MT
TRAILER	1S9DF4031BH787003	STEWART & STEVENSON	2012	TA05303	MT
TRAILER	1S9DF4031DH787010	STEWART & STEVENSON	2013	TA05305	MT
TRAILER	LJRC1327682013060	STEWART & STEVENSON	2009	TA05318	MT
TRAILER	LJRC1327X82013062	STEWART & STEVENSON	2009	TA05320	MT
TRAILER	LJRC1327882013075	STEWART & STEVENSON	2009	TA04640	MT
TRAILER	LJRC1327582013065	STEWART & STEVENSON	2009	TA05316	MT
TRAILER	LJRC1327182013077	STEWART & STEVENSON	2009	TA04635	MT
TRAILER	LJRC1327882013061	STEWART & STEVENSON	2009	TA04639	MT
TRAILER	LJRC1327382013081	STEWART & STEVENSON	2009	TA04637	MT
TRAILER	LJRC1327582013079	STEWART & STEVENSON	2009	TA04638	MT
TRAILER	LJRC1327382013064	STEWART & STEVENSON	2010	TA04636	MT

TRAILER	LJRC1327982013067	STEWART & STEVENSON	2010	TA04642	MT
TRAILER	LJRC1327582013096	STEWART & STEVENSON	2010	TA05317	MT
TRAILER	LJRC1327282013105	STEWART & STEVENSON	2010	TA05315	MT
TRAILER	LJRC1327X82013093	STEWART & STEVENSON	2010	TA05321	MT
TRAILER	LJRC1327782013097	STEWART & STEVENSON	2010	TA05319	MT
TRAILER	LJRC1327882013092	STEWART & STEVENSON	2008	TA04641	MT
TRAILER	LJRC1327182013094	STEWART & STEVENSON	2008	TA05314	MT
TRAILER	LJRC1327082013104	STEWART & STEVENSON	2010	TA05313	MT

TRAILER	1M91S4139AA211785	STEWART & STEVENSON	2010	TA05019	MT
TRAILER	1M91S4130AA211786	STEWART & STEVENSON	2010	TA04564	MT
TRAILER	1M91S4132AA211787	STEWART & STEVENSON	2010	TA04566	MT
TRAILER	1M91S4134AA211788	STEWART & STEVENSON	2010	TA05198	MT
TRAILER	1M91S4136AA211789	STEWART & STEVENSON	2010	TA04571	MT
TRAILER	1M91S4132AA211790	STEWART & STEVENSON	2010	TA06153	MT
TRAILER	1M91S4133AA211815	STEWART & STEVENSON	2011	TA04568	MT
TRAILER	1M91S4138AA211812	STEWART & STEVENSON	2011	TA05200	MT
TRAILER	1M91S4135AA211816	STEWART & STEVENSON	2011	TA04570	MT
TRAILER	1M91S4139AA211821	STEWART & STEVENSON	2011	TA05301	MT
TRAILER	1M91S4138BA211830	STEWART & STEVENSON	2011	TA04573	MT
TRAILER	1M91S4139BA211836	STEWART & STEVENSON	2011	TA04575	MT
TRAILER	1M91S4134BA211842	STEWART & STEVENSON	2011	TA04569	MT
TRAILER	1M91S4136BA211843	STEWART & STEVENSON	2011	TA04572	MT
TRAILER	1M91S4138BA211844	STEWART & STEVENSON	2011	TA04574	MT
TRAILER	1M91S413XBA211845	STEWART & STEVENSON	2011	TA04576	MT
TRAILER	1M91S4133BA211847	STEWART & STEVENSON	2011	TA05197	MT
TRAILER	1M91S4135BA211848	STEWART & STEVENSON	2011	TA05199	MT
TRAILER	1M91S4139BA211853	STEWART & STEVENSON	2011	TA05302	MT
TRAILER	1M91S4132BA211855	STEWART & STEVENSON	2011	TA05196	MT
TRAILER	LJRC13374A2035885	STEWART & STEVENSON	2011	TA05330	MT

TRAILER	LJRC1337XA2035888	STEWART & STEVENSON	2011	TA04663	MT
TRAILER	LJRC13373A2035893	STEWART & STEVENSON	2011	TA05327	MT
TRAILER	LJRC13378A2035887	STEWART & STEVENSON	2011	TA05338	MT
TRAILER	LJRC13376A2035886	STEWART & STEVENSON	2011	TA04654	MT
TRAILER	LJRC13377A2035900	STEWART & STEVENSON	2011	TA05335	MT
TRAILER	LJRC13377A2035895	STEWART & STEVENSON	2011	TA04655	MT
TRAILER	LJRC13371A2035892	STEWART & STEVENSON	2011	TA04645	MT
TRAILER	LJRC13374A2035904	STEWART & STEVENSON	2011	TA04653	MT
TRAILER	LJRC13374A2035899	STEWART & STEVENSON	2011	TA04652	MT
TRAILER	LJRC13378A2035906	STEWART & STEVENSON	2011	TA05339	MT
TRAILER	LJRC13372A2035898	STEWART & STEVENSON	2011	TA04648	MT
TRAILER	LJRC13373A2035909	STEWART & STEVENSON	2011	TA04651	MT
TRAILER	LJRC13376A2035905	STEWART & STEVENSON	2011	TA05333	MT
TRAILER	LJRC1337XA2035907	STEWART & STEVENSON	2011	TA05341	MT

TRAILER	LJRC1337XA2035891	STEWART & STEVENSON	2011	TA05340	MT
TRAILER	LJRC13370A2035902	STEWART & STEVENSON	2011	TA04643	MT
TRAILER	LJRC13375A2035894	STEWART & STEVENSON	2011	TA05331	MT
TRAILER	LJRC13370A2035897	STEWART & STEVENSON	2011	TA05322	MT
TRAILER	LJRC13379A2035901	STEWART & STEVENSON	2011	TA04660	MT
TRAILER	LJRC13371A2035911	STEWART & STEVENSON	2011	TA04646	MT
TRAILER	LJRC13372A2035903	STEWART & STEVENSON	2011	TA04649	MT
TRAILER	LJRC13378A2035890	STEWART & STEVENSON	2011	TA04657	MT
TRAILER	LJRC13379A2035896	STEWART & STEVENSON	2011	TA04659	MT
TRAILER	LJRC13371A2035908	STEWART & STEVENSON	2011	TA05324	MT
TRAILER	LJRC13373A2035912	STEWART & STEVENSON	2011	TA05328	MT
TRAILER	LJRC1337XA2035910	STEWART & STEVENSON	2011	TA04670	MT
TRAILER	LJRC13374A2035921	STEWART & STEVENSON	2011	TA05014	MT
TRAILER	LJRC13375A2035927	STEWART & STEVENSON	2011	TA05332	MT
TRAILER	LJRC13378A2035923	STEWART & STEVENSON	2011	TA04658	MT

TRAILER	LJRC13376A2035922	STEWART & STEVENSON	2010	TA05334	MT
TRAILER	LJRC13371A2035925	STEWART & STEVENSON	2011	TA04647	MT
TRAILER	LJRC13377A2035928	STEWART & STEVENSON	2011	TA05337	MT
TRAILER	LJRC13373A2035926	STEWART & STEVENSON	2011	TA05329	MT
TRAILER	LJRC13370B2011374	STEWART & STEVENSON	2011	TA04644	MT
TRAILER	LJRC1337XA2035924	STEWART & STEVENSON	2011	TA04669	MT
TRAILER	LJRC13372B2011375	STEWART & STEVENSON	2011	TA04650	MT
TRAILER	LJRC13377B2011372	STEWART & STEVENSON	2011	TA04656	MT
TRAILER	LJRC13372A2035917	STEWART & STEVENSON	2011	TA05691	MT
TRAILER	LJRC13379B2011373	STEWART & STEVENSON	2011	TA04662	MT
TRAILER	LJRC13372A2035920	STEWART & STEVENSON	2011	TA05326	MT
TRAILER	LJRC13379A2035915	STEWART & STEVENSON	2011	TA04661	MT
TRAILER	1M91S4028CA211093	STEWART & STEVENSON	2013	TA05193	MT
TRAILER	1M91S402XCA211094	STEWART & STEVENSON	2013	TA06826	MT
TRAILER	LJRC13371A2035889	STEWART & STEVENSON	2011	TA05323	MT
TRAILER	LJRC1337XB2011382	STEWART & STEVENSON	2011	TA05385	MT
TRAILER	LJRC13379B2011387	STEWART & STEVENSON	2011	TA05383	MT
TRAILER	LJRC13378B2011388	STEWART & STEVENSON	2011	TA05382	MT
TRAILER	LJRC13372B2011389	STEWART & STEVENSON	2011	TA05377	MT
TRAILER	LJRC13379B2011390	STEWART & STEVENSON	2011	TA05384	MT

TRAILER	LJRC13372B2011392	STEWART & STEVENSON	2011	TA05378	MT
TRAILER	1A9L74236CA245637	ATOKA	2012	TA05351	MT
TRAILER	1A9L74234DA245184	ATOKA	2012	TA05350	MT
TRAILER	2PLC04736FBC17146	PEERLESS	2014	TA05368	MT
TRAILER	LJRC13371B2011383	STEWART & STEVENSON	2011	TA05376	MT
TRAILER	LJRC13375A2035913	STEWART & STEVENSON	2011	TA05381	MT
TRAILER	LJRC13373B2011384	STEWART & STEVENSON	2011	TA05379	MT
TRAILER	LJRC13370B2011391	STEWART & STEVENSON	2011	TA05375	MT
TRAILER	LJRC13374B2011393	STEWART & STEVENSON	2011	TA05380	MT

TRAILER	1S9DF4031DH787024	STEWART & STEVENSON	2013	TA05360	MT
TRAILER	1S9DF4033DH787025	STEWART & STEVENSON	2013	TA05362	MT
TRAILER	1S9DF4035DH787009	STEWART & STEVENSON	2013	TA05363	MT
TRAILER	1S9DF4032DH787002	STEWART & STEVENSON	2013	TA05361	MT
TRAILER	1A9L74236DA245185	ATOKA	2012	TA05352	MT
TRAILER	1B9SD423XCF946224	BLACKSTONE	2012	TA05355	MT
TRAILER	1B9SD4231CF946225	BLACKSTONE	2012	TA05353	MT
TRAILER	1B9SD4233CF946226	BLACKSTONE	2012	TA05354	MT
TRAILER	2PLC04731FBE17173	PEERLESS	2014	TA05365	MT
TRAILER	2PLC04735FBE17175	PEERLESS	2014	TA05367	MT
TRAILER	2PLC04736FBG17255	PEERLESS	2014	TA05369	MT
TRAILER	2PLC04738FBG17256	PEERLESS	2014	TA05371	MT
TRAILER	2PLC04738FBH17258	PEERLESS	2014	TA05372	MT
TRAILER	2PLC0473XFBG17257	PEERLESS	2014	TA14104	MT
TRAILER	2PLC04736FBH17260	PEERLESS	2014	TA05370	MT
TRAILER	2PLC04738FBH17261	PEERLESS	2014	TA05373	MT
TRAILER	2PLC04733FBE17174	PEERLESS	2014	TA05366	MT
TRAILER	1S9DF4031DH787007	STEWART & STEVENSON	2013	TA05706	MT
TRAILER	1S9DF4035DH787026	STEWART & STEVENSON	2013	TA05707	MT
TRAILER	1S9DF4036DH787004	STEWART & STEVENSON	2013	TA05708	MT
TRAILER	2T9SASVC0FD016709	TYCROP	2015	TA05710	MT
TRAILER	2T9SASVC0FD016726	TYCROP	2015	TA05711	MT
TRAILER	2T9SASVC1FD016718	TYCROP	2015	TA05712	MT
TRAILER	2T9SASVC1FD016735	TYCROP	2015	TA05713	MT
TRAILER	2T9SASVC3FD016705	TYCROP	2015	TA05714	MT
TRAILER	2T9SASVC4FD016728	TYCROP	2015	TA05715	MT

TRAILER	2T9SASVC6FD016729	TYCROP	2015	TA05716	MT
TRAILER	1M91S4420CA211082	STEWART & STEVENSON	2012	TA05704	MT
TRAILER	1A9L7423XEA245403	ATOKA	2014	TA06164	MT

TRAILER	1B9B6LJ35FF946125	BLACKSTONE	2015	TA06315	MT
TRAILER	1B9B6LJ37FF946126	BLACKSTONE	2015	TA06323	MT
TRAILER	1B9B6LJ31FF946218	BLACKSTONE	2015	TA06165	MT
TRAILER	1A9L74235EA245406	ATOKA	2014	TA06260	MT
TRAILER	1B9B6LJ31FF946123	BLACKSTONE	2015	TA06166	MT
TRAILER	1A9L74237EA245407	ATOKA	2017	TA06261	MT
TRAILER	1A9L74239EA245408	ATOKA	2014	TA06262	MT
TRAILER	1LH150RJ3F1022190	LANDOLL (UEM)	2015	TA06263	MT
TRAILER	5JNDS423XFH000784	UE	2015	TA06264	MT
TRAILER	1A9L7423XFA245564	ATOKA	2015	TA06265	MT
TRAILER	1A9L74237FA245568	ATOKA	2015	TA06266	MT
TRAILER	1A9L74235FA245567	ATOKA	2015	TA06267	MT
TRAILER	1A9L74237FA245411	ATOKA	2015	TA06324	MT
TRAILER	1A9L74235FA245410	ATOKA	2015	TA06316	MT
TRAILER	1A9L74231EA245399	ATOKA	2014	TA06325	MT
TRAILER	1A9L74233FA245566	ATOKA	2015	TA06326	MT
TRAILER	1B9B6LJ3XFF946217	BLACKSTONE	2015	TA06435	MT
TRAILER	1A9L74231EA245404	ATOKA	2014	TA06436	MT
TRAILER	1A9L74239FA245412	ATOKA	2015	TA06437	MT
TRAILER	1B9B6LJ33FF946219	BLACKSTONE	2015	TA06438	MT
TRAILER	1B9B6LJ39FF946127	BLACKSTONE	2015	TA06439	MT
TRAILER	1A9L74231FA245565	ATOKA	2015	TA06440	MT
TRAILER	1A9L74232FA245574	ATOKA	2015	TA06441	MT
TRAILER	1A9L74239FA245569	ATOKA	2015	TA06531	MT
TRAILER	1A9L74232EA245413	ATOKA	2014	TA06532	MT
TRAILER	1A9L74235FA245570	ATOKA	2015	TA06533	MT
TRAILER	1A9L74239FA245572	ATOKA	2015	TA06578	MT
TRAILER	1B9B6LJ31FF946221	BLACKSTONE	2015	TA06575	MT
TRAILER	1B9B6LJ35FF946223	BLACKSTONE	2015	TA06576	MT
TRAILER	1B9B6LJ3XFF946220	BLACKSTONE	2015	TA06577	MT

TRAILER	1B9B6LJ30FF946226	BLACKSTONE	2015	TA06579	MT
TRAILER	1B9B6LJ39FF946225	BLACKSTONE	2015	TA06583	MT

TRAILER	1B9B6LJ32FF946227	BLACKSTONE	2015	TA06580	MT
TRAILER	1B9B6LJ38FF946233	BLACKSTONE	2015	TA06584	MT
TRAILER	1B9B6LJ3XHF946043	BLACKSTONE	2017	TA06585	MT
TRAILER	1B9B6LJ38HF946042	BLACKSTONE	2017	TA06617	MT
TRAILER	1A9L74239FA245409	ATOKA	2015	TA06534	MT
TRAILER	1A9L74237FA245571	ATOKA	2015	TA06493	MT
TRAILER	1B9B6LJ33FF946222	BLACKSTONE	2015	TA06535	MT
TRAILER	1A9L74230FA245573	ATOKA	2015	TA09900	MT
TRAILER	1N9N7FA31ET311147	NRG	2014	TA07180	MT
TRAILER	1N9N7FA33ET311148	NRG	2014	TA07181	MT
TRAILER	1N9N7FA35ET311149	NRG	2014	TA07182	MT
TRAILER	1N9N7FA31ET311150	NRG	2014	TA07183	MT
TRAILER	1N9N7FA33ET311151	NRG	2014	TA07184	MT
TRAILER	1N9N7FA35ET311152	NRG	2014	TA07185	MT
TRAILER	1N9N7FA37ET311153	NRG	2014	TA07186	MT
TRAILER	1N9N7FA39ET311154	NRG	2014	TA07187	MT
TRAILER	1N9N7FA30ET311155	NRG	2014	TA07188	MT
TRAILER	1N9N7FA32ET311156	NRG	2014	TA07189	MT
TRAILER	1N9N7FA34ET311157	NRG	2014	TA07190	MT
TRAILER	1N9N7FA36ET311158	NRG	2014	TA07191	MT
TRAILER	1N9N7FA38ET311159	NRG	2014	TA07192	MT
TRAILER	1N9N7FA34ET311160	NRG	2014	TA07193	MT
TRAILER	1N9N7FA36ET311161	NRG	2014	TA07194	MT
TRAILER	1N9N7FA38ET311162	NRG	2014	TA07195	MT
TRAILER	1N9N7FA38FT311003	NRG	2014	TA07196	MT
TRAILER	1N9N7FA3XFT311004	NRG	2014	TA07197	MT
TRAILER	1N9N7FA31FT311005	NRG	2014	TA07198	MT

TRAILER	1N9N7FA33FT311006	NRG	2014	TA07199	MT
TRAILER	1N9N7FA35FT311007	NRG	2014	TA07200	MT
TRAILER	1N9N7FA37FT311008	NRG	2014	TA07201	MT
TRAILER	1N9N7FA39FT311009	NRG	2014	TA07202	MT
TRAILER	1N9N7FA35FT311010	NRG	2014	TA07203	MT
TRAILER	1N9N7FA37FT311011	NRG	2014	TA07204	MT
TRAILER	1N9N7FA39FT311012	NRG	2014	TA07205	MT
TRAILER	1N9N7FA30FT311013	NRG	2014	TA07206	MT

TRAILER	1N9N7FA36ET311130	NRG	2014	TA07207	MT
TRAILER	1N9N7FA38ET311131	NRG	2014	TA07208	MT
TRAILER	1N9N7FA3XET311132	NRG	2014	TA07209	MT
TRAILER	1N9N7FA31ET311133	NRG	2014	TA07210	MT
TRAILER	1N9N7FA33ET311134	NRG	2014	TA07211	MT
TRAILER	1N9N7FA35ET311135	NRG	2014	TA07212	MT
TRAILER	1N9N7FA37ET311136	NRG	2014	TA07213	MT
TRAILER	1N9N7FA39ET311137	NRG	2014	TA07214	MT
TRAILER	1N9N7FA30ET311138	NRG	2014	TA07215	MT
TRAILER	1N9N7FA32ET311139	NRG	2014	TA07216	MT
TRAILER	1N9N7FA39ET311140	NRG	2014	TA07217	MT
TRAILER	1N9N7FA30ET311141	NRG	2014	TA07218	MT
TRAILER	1N9N7FA32ET311142	NRG	2014	TA07219	MT
TRAILER	1N9N7FA34ET311143	NRG	2014	TA07220	MT
TRAILER	1N9N7FA32FT311014	NRG	2014	TA07221	MT
TRAILER	1N9N7FA34FT311015	NRG	2014	TA07222	MT
TRAILER	1N9N7FA36FT311016	NRG	2014	TA07223	MT
TRAILER	1N9N7FA38FT311017	NRG	2014	TA07224	MT
TRAILER	1N9N7FA3XFT311018	NRG	2014	TA07225	MT
TRAILER	1N9N7FA34GT311002	NRG	2016	TA07226	MT
TRAILER	1N9N7FA36GT311003	NRG	2016	TA07227	MT

TRAILER	1N9N7FA38GT311004	NRG	2014	TA07228	MT
TRAILER	1N9N7FA3XGT311005	NRG	2016	TA07229	MT
TRAILER	1LH150RJ4H1024856	LANDOLL (UEM)	2017	TA06732	MT
TRAILER	1LH150RJ3H1024346	LANDOLL (UEM)	2017	TA10880	MT
TRAILER	1LH150RJ0H1024613	LANDOLL (UEM)	2017	TA06972	MT
TRAILER	1LH150RJ1H1024345	LANDOLL (UEM)	2017	TA06973	MT
TRAILER	1LH150RJ2H1024354	LANDOLL (UEM)	2017	TA06974	MT
TRAILER	1LH150RJ0H1024756	LANDOLL (UEM)	2017	TA06975	MT
TRAILER	1LH150RJ2H1024614	LANDOLL (UEM)	2017	TA06976	MT
TRAILER	1LH150RJ2H1024855	LANDOLL (UEM)	2017	TA06977	MT
TRAILER	1LH150RJ3H1024444	LANDOLL (UEM)	2017	TA06978	MT
TRAILER	1LH150RJ3H1024850	LANDOLL (UEM)	2017	TA06979	MT
TRAILER	1LH150RJ1H1024765	LANDOLL (UEM)	2017	TA06980	MT
TRAILER	1LH150RJ4H1024355	LANDOLL (UEM)	2017	TA06981	MT

TRAILER	1LH150RJ0J1024861	LANDOLL (UEM)	2018	TA14650	MT
TRAILER	1LH150RJXJ1024866	LANDOLL (UEM)	2018	TA06983	MT
TRAILER	1LH150RJ1J1024867	LANDOLL (UEM)	2018	TA06984	MT
TRAILER	1LH150RJ1J1024870	LANDOLL (UEM)	2018	TA06985	MT
TRAILER	1LH150RJ2J1024859	LANDOLL (UEM)	2018	TA07011	MT
TRAILER	1LH150RJ2J1024862	LANDOLL (UEM)	2018	TA06878	MT
TRAILER	1LH150RJ0J1025704	LANDOLL (UEM)	2018	TA08822	MT
TRAILER	1LH150RJ0J1025699	LANDOLL (UEM)	2018	TA09522	MT
TRAILER	1LH150RJ6J1025691	LANDOLL (UEM)	2018	TA10775	MT
TRAILER	1LH150RJ8J1025692	LANDOLL (UEM)	2018	TA08823	MT
TRAILER	1LH150RJ1J1025694	LANDOLL (UEM)	2018	TA08824	MT
TRAILER	1LH150RJ3J1025695	LANDOLL (UEM)	2018	TA08825	MT
TRAILER	1LH150RJ5J1025696	LANDOLL (UEM)	2018	TA08857	MT
TRAILER	1LH150RJ7J1025697	LANDOLL (UEM)	2018	TA08858	MT
TRAILER	1lh150rj9j1025698	LANDOLL (UEM)	2018	TA08859	MT

TRAILER	1LH150RJ5J1025844	LANDOLL (UEM)	2018	TA08826	MT
TRAILER	1LH150RJ3J1025843	LANDOLL (UEM)	2018	TA08945	MT
TRAILER	1LH150RJ7J1025845	LANDOLL (UEM)	2018	TA08860	MT
TRAILER	1LH150RJXJ1025662	LANDOLL (UEM)	2018	TA08861	MT
TRAILER	1LH150RJ6J1025660	LANDOLL (UEM)	2018	TA08101	MT
TRAILER	1LH150RJ8J1025661	LANDOLL (UEM)	2018	TA08109	MT
TRAILER	1LH150RJXJ1025516	LANDOLL (UEM)	2018	TA08100	MT
TRAILER	1LH150RJ1J1025517	LANDOLL (UEM)	2018	TA08543	MT
TRAILER	1LH150RJ5J1025701	LANDOLL (UEM)	2018	TA08310	MT
TRAILER	1LH150RJ9J1025703	LANDOLL (UEM)	2018	TA08476	MT
TRAILER	1LH150RJ6J1025707	LANDOLL (UEM)	2018	TA08092	MT
TRAILER	1LH150RJ6J1025383	LANDOLL (UEM)	2018	TA07523	MT
TRAILER	1LH150RJ6J1025643	LANDOLL (UEM)	2018	TA07524	MT
TRAILER	1LH150RJ8J1025644	LANDOLL (UEM)	2018	TA09870	MT
TRAILER	1LH150RJXJ1025645	LANDOLL (UEM)	2018	TA07526	MT
TRAILER	1LH150RJ1J1025646	LANDOLL (UEM)	2018	TA07527	MT
TRAILER	1LH150RJ3J1025647	LANDOLL (UEM)	2018	TA07528	MT
TRAILER	1LH150RJ5J1025648	LANDOLL (UEM)	2018	TA07529	MT
TRAILER	1LH150RJ7J1025649	LANDOLL (UEM)	2018	TA07530	MT
TRAILER	1LH150RJ3J1025650	LANDOLL (UEM)	2018	TA07531	MT

TRAILER	1LH150RJ5J1025651	LANDOLL (UEM)	2018	TA07532	MT
TRAILER	1LH150RJ7J1025652	LANDOLL (UEM)	2018	TA07533	MT
TRAILER	1LH150RJ9J1025653	LANDOLL (UEM)	2018	TA07534	MT
TRAILER	1LH150RJ0J1025654	LANDOLL (UEM)	2018	TA07535	MT
TRAILER	1LH150RJ2J1025655	LANDOLL (UEM)	2018	TA07536	MT
TRAILER	1LH150RJ4J1025656	LANDOLL (UEM)	2018	TA07537	MT
TRAILER	1LH150RJ6J1025657	LANDOLL (UEM)	2018	TA14051	MT
TRAILER	1LH150RJ8J1025658	LANDOLL (UEM)	2018	TA07539	MT
TRAILER	1LH150RJXJ1025659	LANDOLL (UEM)	2018	TA07540	MT

TRAILER	1LH150RJ3J1024871	LANDOLL (UEM)	2018	TA07347	MT
TRAILER	1LH150RJ6J1024864	LANDOLL (UEM)	2018	TA07334	MT
TRAILER	1LH150RJ7H1024348	LANDOLL (UEM)	2017	TA07335	MT
TRAILER	1LH150RJ7H1024768	LANDOLL (UEM)	2017	TA07331	MT
TRAILER	1LH150RJ8H1024357	LANDOLL (UEM)	2017	TA07336	MT
TRAILER	1LH150RJ8H1024763	LANDOLL (UEM)	2017	TA07337	MT
TRAILER	1LH150RJ9H1024349	LANDOLL (UEM)	2017	TA07338	MT
TRAILER	1LH150RJ9H1024447	LANDOLL (UEM)	2017	TA07339	MT
TRAILER	1LH150RJ9H1024769	LANDOLL (UEM)	2017	TA07340	MT
TRAILER	1LH150RJ9J1024857	LANDOLL (UEM)	2018	TA07341	MT
TRAILER	1LH150RJXH1024442	LANDOLL (UEM)	2017	TA07342	MT
TRAILER	1LH150RJ9J1024860	LANDOLL (UEM)	2018	TA07343	MT
TRAILER	1LH150RJ5J1024869	LANDOLL (UEM)	2018	TA07346	MT
TRAILER	1LH150RJ4H1024761	LANDOLL (UEM)	2017	TA07348	MT
TRAILER	1LH150RJ5H1024347	LANDOLL (UEM)	2017	TA07349	MT
TRAILER	1LH150RJ5H1024445	LANDOLL (UEM)	2017	TA07344	MT
TRAILER	1LH150RJ6H1024759	LANDOLL (UEM)	2017	TA07345	MT
TRAILER	1LH150RJ5H1024770	LANDOLL (UEM)	2017	TA07278	MT
TRAILER	1LH150RJ8J1025708	LANDOLL (UEM)	2018	TA08093	MT
TRAILER	1LH150RJ0J1025945	LANDOLL (UEM)	2018	TA08091	MT
TRAILER	1LH150RJXJ1025709	LANDOLL (UEM)	2018	TA08094	MT
TRAILER	1LH150RJXJ1025693	LANDOLL (UEM)	2018	TA08112	MT
TRAILER	1LH150RJ3J1025700	LANDOLL (UEM)	2018	TA08108	MT
TRAILER	1LH150RJ7J1025702	LANDOLL (UEM)	2018	TA08107	MT
TRAILER	1LH150RJ2J1025705	LANDOLL (UEM)	2018	TA08106	MT
TRAILER	1LH150RJ4J1025706	LANDOLL (UEM)	2018	TA08105	MT

TRAILER	1LH150RJ6J1025710	LANDOLL (UEM)	2018	TA08544	MT
TRAILER	1LH150RJ3J1025826	LANDOLL (UEM)	2018	TA08104	MT
TRAILER	1LH150RJ5J1025827	LANDOLL (UEM)	2018	TA08103	MT

TRAILER	1LH150RJ7J1025828	LANDOLL (UEM)	2018	TA08102	MT
TRAILER	1LH150RJ9J1025829	LANDOLL (UEM)	2018	TA08090	MT
TRAILER	1LH150RJ5J1025830	LANDOLL (UEM)	2018	TA08096	MT
TRAILER	1LH150RJ7J1025831	LANDOLL (UEM)	2018	TA08184	MT
TRAILER	1LH150RJ9J1025832	LANDOLL (UEM)	2018	TA08185	MT
TRAILER	1LH150RJ2J1025834	LANDOLL (UEM)	2018	TA08186	MT
TRAILER	1LH150RJ4J1025835	LANDOLL (UEM)	2018	TA08187	MT
TRAILER	1LH150RJ6J1025836	LANDOLL (UEM)	2018	TA08471	MT
TRAILER	1LH150RJ8J1025837	LANDOLL (UEM)	2018	TA08472	MT
TRAILER	1LH150RJXJ1025838	LANDOLL (UEM)	2018	TA08473	MT
TRAILER	1LH150RJ8J1025840	LANDOLL (UEM)	2018	TA08474	MT
TRAILER	1LH150RJXJ1025841	LANDOLL (UEM)	2018	TA08475	MT
TRAILER	1LH150RJ3J1025518	LANDOLL (UEM)	2018	TA08695	MT
TRAILER	1LH150RJ2J1025929	LANDOLL (UEM)	2018	TA08696	MT
TRAILER	1LH150RJ9J1025930	LANDOLL (UEM)	2018	TA08697	MT
TRAILER	1LH150RJ6J1025934	LANDOLL (UEM)	2018	TA08819	MT
TRAILER	1LH150RJ8J1025935	LANDOLL (UEM)	2018	TA08820	MT
TRAILER	1LH150RJ3J1025938	LANDOLL (UEM)	2018	TA08821	MT
TRAILER	1LH150RJ5J1025942	LANDOLL (UEM)	2018	TA09483	MT
TRAILER	1LH150RJ7J1025943	LANDOLL (UEM)	2018	TA08862	MT
TRAILER	1LH150RJ9J1025944	LANDOLL (UEM)	2018	TA08868	MT
TRAILER	1LH150RJ2J1025946	LANDOLL (UEM)	2018	TA08948	MT
TRAILER	1LH150RJ0J1026075	LANDOLL (UEM)	2018	TA10566	MT
TRAILER	1LH150RJ2J1026076	LANDOLL (UEM)	2018	TA09059	MT
TRAILER	1LH150RJ4J1026077	LANDOLL (UEM)	2018	TA09061	MT
TRAILER	1LH150RJ6J1026078	LANDOLL (UEM)	2018	TA09062	MT
TRAILER	1LH150RJ8J1026079	LANDOLL (UEM)	2018	TA09063	MT
TRAILER	1LH150RJ4J1026080	LANDOLL (UEM)	2018	TA09188	MT
TRAILER	1LH150RJ6J1026081	LANDOLL (UEM)	2018	TA09064	MT
TRAILER	1LH150RJ8J1026082	LANDOLL (UEM)	2018	TA09198	MT

TRAILER	1LH150RJXJ1026083	LANDOLL (UEM)	2018	TA10382	MT
TRAILER	1LH150RJ1J1026084	LANDOLL (UEM)	2018	TA09479	MT

TRAILER	1LH150RJ8K1026911	LANDOLL (UEM)	2018	TA09187	MT
TRAILER	1LH150RJXK1026912	LANDOLL (UEM)	2018	TA09193	MT
TRAILER	1LH150RJ1K1026913	LANDOLL (UEM)	2018	TA09194	MT
TRAILER	1LH150RJ3K1026914	LANDOLL (UEM)	2018	TA09195	MT
TRAILER	1LH150RJ5K1026915	LANDOLL (UEM)	2018	TA09196	MT
TRAILER	1LH150RJ7K1026916	LANDOLL (UEM)	2018	TA09366	MT
TRAILER	1LH150RJ9K1026920	LANDOLL (UEM)	2018	TA09367	MT
TRAILER	1LH150RJ4J1025947	LANDOLL (UEM)	2018	TA08827	MT
TRAILER	1LH150RJ6J1025948	LANDOLL (UEM)	2018	TA08828	MT
TRAILER	1LH150RJ8J1025949	LANDOLL (UEM)	2018	TA08829	MT
TRAILER	1LH150RJ4J1025950	LANDOLL (UEM)	2018	TA08947	MT
TRAILER	1LH150RJ6J1025951	LANDOLL (UEM)	2018	TA08946	MT
TRAILER	1LH150RJ8J1025952	LANDOLL (UEM)	2018	TA09004	MT
TRAILER	1LH150RJXJ1025953	LANDOLL (UEM)	2018	TA09519	MT
TRAILER	1LH150RJ4J1025382	LANDOLL (UEM)	2018	TA08111	MT
TRAILER	1LH150RJ1J1025940	LANDOLL (UEM)	2018	TA08863	MT
TRAILER	1LH150RJ4J1025933	LANDOLL (UEM)	2018	TA08864	MT
TRAILER	1LH150RJXJ1025936	LANDOLL (UEM)	2018	TA08865	MT
TRAILER	1LH150RJ5J1025939	LANDOLL (UEM)	2018	TA08866	MT
TRAILER	1LH150RJ3J1026071	LANDOLL (UEM)	2018	TA09056	MT
TRAILER	1LH150RJ8J1026065	LANDOLL (UEM)	2018	TA09012	MT
TRAILER	1LH150RJ1J1026067	LANDOLL (UEM)	2018	TA09060	MT
TRAILER	1LH150RJ3J1026068	LANDOLL (UEM)	2018	TA09013	MT
TRAILER	1LH150RJ3J1025941	LANDOLL (UEM)	2018	TA09632	MT
TRAILER	1LH150RJ6K1026924	LANDOLL (UEM)	2019	TA10637	MT
TRAILER	1LH150RJ8K1022925	LANDOLL (UEM)	2019	TA10638	MT
TRAILER	1LH150RJ1K1026927	LANDOLL (UEM)	2019	TA10639	MT

TRAILER	1LH150RJ3K1026928	LANDOLL (UEM)	2019	TA10640	MT
TRAILER	1LH150RJ5K1026929	LANDOLL (UEM)	2019	TA10641	MT
TRAILER	1LH150RJ1K1026930	LANDOLL (UEM)	2019	TA10642	MT
TRAILER	1LH150RJ3K1026931	LANDOLL (UEM)	2019	TA10643	MT
TRAILER	1LH150RJ5K1026932	LANDOLL (UEM)	2019	TA10644	MT
TRAILER	1LH150RJ7K1026933	LANDOLL (UEM)	2019	TA10645	MT
TRAILER	1Z9273725YE094139	LIDDELL	2000	TA11078	MT
TRAILER	1Z9272173YE094087	LIDDELL	2000	TA11079	MT

TRAILER	1Z9272129YE094082	LIDDELL	2000	TA11080	MT
TRAILER	1Z9272317YE094117	LIDDELL	2000	TA11081	MT
TRAILER	1Z9272267YE094101	LIDDELL	2000	TA11082	MT
TRAILER	1Z9273658YE094132	LIDDELL	2000	TA11083	MT
TRAILER	1Z927254XYE094118	LIDDELL	2000	TA11084	MT
TRAILER	1Z9271850YE094059	LIDDELL	2000	TA11085	MT
TRAILER	1Z9271928YE094072	LIDDELL	2000	TA11086	MT
TRAILER	1Z9271866YE094060	LIDDELL	2000	TA11087	MT
TRAILER	1Z9272140YE094084	LIDDELL	2000	TA11088	MT
TRAILER	1Z9272283YE094114	LIDDELL	2000	TA11089	MT
TRAILER	1Z9272294YE094115	LIDDELL	2000	TA11090	MT
TRAILER	1Z9271842YE094054	LIDDELL	2000	TA11091	MT
TRAILER	1Z9272118YE094081	LIDDELL	2000	TA11092	MT
TRAILER	1Z9271877YE094061	LIDDELL	2000	TA11093	MT
TRAILER	1Z927195XYE094077	LIDDELL	2000	TA11094	MT
TRAILER	1Z9272090YE094079	LIDDELL	2000	TA11095	MT
TRAILER	1Z9273263YE094120	LIDDELL	2000	TA11096	MT
TRAILER	1Z927181XYE094051	LIDDELL	2000	TA11097	MT
TRAILER	1Z9271802YE094049	LIDDELL	2000	TA11098	MT
TRAILER	1Z9272200YE094095	LIDDELL	2000	TA11099	MT
TRAILER	1Z92784311E094218	LIDDELL	2001	TA11100	MT

TRAILER	1Z92785542E094005	LIDDELL	2020	TA11101	MT
TRAILER	1Z92753551E094059	LIDDELL	2001	TA11102	MT
TRAILER	1Z92753231E094051	LIDDELL	2001	TA11103	MT
TRAILER	1Z92752561E094038	LIDDELL	2001	TA11104	MT
TRAILER	1Z92752671E094039	LIDDELL	2001	TA11105	MT
TRAILER	1Z92751831E094011	LIDDELL	2001	TA11106	MT
TRAILER	1Z92752831E094041	LIDDELL	2001	TA11107	MT
TRAILER	1Z92752061E094013	LIDDELL	2001	TA11108	MT
TRAILER	1Z92751941E094012	LIDDELL	2001	TA11109	MT
TRAILER	1Z92754291E094084	LIDDELL	2001	TA11110	MT
TRAILER	1Z92754301E094094	LIDDELL	2001	TA11111	MT
TRAILER	1Z92754411E094095	LIDDELL	2001	TA11112	MT
TRAILER	1Z92755571E094125	LIDDELL	2001	TA11113	MT
TRAILER	1Z92754711E094124	LIDDELL	2001	TA11114	MT

TRAILER	1Z92760841E094140	LIDDELL	2001	TA11115	MT
TRAILER	1Z92761061E094150	LIDDELL	2001	TA11116	MT
TRAILER	1Z92760581E094132	LIDDELL	2001	TA11117	MT
TRAILER	1Z92760791E094139	LIDDELL	2001	TA11118	MT
TRAILER	1Z92762001E094174	LIDDELL	2001	TA11119	MT
TRAILER	1Z92760461E094119	LIDDELL	2001	TA11120	MT
TRAILER	1Z92754611E094101	LIDDELL	2001	TA11121	MT
TRAILER	1Z92763141E094200	LIDDELL	2001	TA11122	MT
TRAILER	1Z92761141E094155	LIDDELL	2001	TA11123	MT
TRAILER	1Z92761581E094162	LIDDELL	2001	TA11124	MT
TRAILER	1Z92751721E094010	LIDDELL	2001	TA11125	MT
TRAILER	1Z92784201E094217	LIDDELL	2001	TA11126	MT
TRAILER	1Z927852X2E094029	LIDDELL	2001	TA11127	MT
TRAILER	1Z92762111E094175	LIDDELL	2001	TA11128	MT
TRAILER	1Z92762351E094181	LIDDELL	2001	TA11129	MT

TRAILER	1Z92763031E094197	LIDDELL	2001	TA11130	MT
TRAILER	1Z92752451E094037	LIDDELL	2001	TA11131	MT
TRAILER	1Z92753331E094057	LIDDELL	2001	TA11132	MT
TRAILER	1Z92761771E094168	LIDDELL	2001	TA11133	MT
TRAILER	1Z92762631E094190	LIDDELL	2001	TA11134	MT
TRAILER	1Z92753601E094060	LIDDELL	2001	TA11135	MT
TRAILER	1Z92732721E094040	LIDDELL	2001	TA11136	MT
TRAILER	1Z92784812E094023	LIDDELL	2001	TA11137	MT
TRAILER	1Z927537X1E094074	LIDDELL	2001	TA11138	MT
TRAILER	1Z92760661E094137	LIDDELL	2001	TA11139	MT
TRAILER	1Z92761361E094157	LIDDELL	2001	TA11140	MT
TRAILER	2PLC040371BB10609	PEERLESS	2001	TA11008	MT
TRAILER	FT225166050000104	STEWART & STEVENSON	2001	TA11009	MT
TRAILER	AT801211865135106	STEWART & STEVENSON	2001	TA11010	MT
TRAILER	AT801211865135101	STEWART & STEVENSON	2001	TA11011	MT
TRAILER	FT225166050000102	STEWART & STEVENSON	2001	TA11012	MT
TRAILER	FT225928351031002	STEWART & STEVENSON	2002	TA11013	MT
TRAILER	1Z92783371E094225	LIDDELL	2002	TA11014	MT
TRAILER	1Z92786022E094037	LIDDELL	2002	TA11015	MT
TRAILER	1Z92785652E094006	LIDDELL	2002	TA11016	MT

TRAILER	1Z92784962E094026	LIDDELL	2002	TA11017	MT
TRAILER	1Z92783261E094224	LIDDELL	2002	TA11018	MT
TRAILER	1Z92785762E094007	LIDDELL	2002	TA11019	MT
TRAILER	1Z92786132E094038	LIDDELL	2003	TA11020	MT
TRAILER	1Z927863X2E094040	LIDDELL	2001	TA11021	MT
TRAILER	1Z92786532E094047	LIDDELL	2003	TA11022	MT
TRAILER	1Z927866X2E094050	LIDDELL	2003	TA11023	MT
TRAILER	1Z92671661E094167	LIDDELL	2001	TA11024	MT
TRAILER	Ft223270655040903	STEWART & STEVENSON	2003	TA11025	MT

TRAILER	1M91S41203A211037	STEWART & STEVENSON	2003	TA11026	MT
TRAILER	1M91S41213A211015	STEWART & STEVENSON	2003	TA11027	MT
TRAILER	1M91S41253A211034	STEWART & STEVENSON	2003	TA11028	MT
TRAILER	1M91S41263A211026	STEWART & STEVENSON	2003	TA11029	MT
TRAILER	1M91S41273A211018	STEWART & STEVENSON	2003	TA11030	MT
TRAILER	1M91S41273A211035	STEWART & STEVENSON	2003	TA11031	MT
TRAILER	1M91S412X3A211028	STEWART & STEVENSON	2003	TA11032	MT
TRAILER	1M91S412X3A211031	STEWART & STEVENSON	2003	TA11033	MT
TRAILER	1M91S41273A211021	STEWART & STEVENSON	2003	TA11034	MT
TRAILER	1M91S41293A211022	STEWART & STEVENSON	2003	TA11035	MT
TRAILER	1M91S41243A211042	STEWART & STEVENSON	2003	TA11036	MT
TRAILER	1M91S41293A211019	STEWART & STEVENSON	2003	TA11037	MT
TRAILER	1A9L743214A245343	ATOKA	2004	TA11038	MT
TRAILER	1A9L743234A245344	ATOKA	2004	TA11039	MT
TRAILER	1A9L743254A245345	ATOKA	2004	TA11040	MT
TRAILER	1A9L743234A245375	ATOKA	2004	TA11041	MT
TRAILER	1A9L743274A245377	ATOKA	2004	TA11042	MT
TRAILER	1A9L7432X4A245373	ATOKA	2004	TA11043	MT
TRAILER	1A9L743214A245388	ATOKA	2004	TA11044	MT
TRAILER	1A9L743254A245376	ATOKA	2004	TA11045	MT
TRAILER	1Z92787112E094070	LIDDELL	2004	TA11046	MT
TRAILER	1Z92787062E094069	LIDDELL	2004	TA11047	MT
TRAILER	1Z92786952E094063	LIDDELL	2004	TA11048	MT
TRAILER	1M91S41254A211052	STEWART & STEVENSON	2004	TA11049	MT
TRAILER	1M91S412X4A211077	STEWART & STEVENSON	2004	TA11050	MT
TRAILER	1M91S41204A211055	STEWART & STEVENSON	2004	TA11051	MT

TRAILER	1M91S41214A211047	STEWART & STEVENSON	2004	TA11052	MT
TRAILER	1M91S41244A211057	STEWART & STEVENSON	2004	TA11053	MT
TRAILER	1M91S41294A211153	STEWART & STEVENSON	2004	TA11054	MT

TRAILER	1M91S41204A211072	STEWART & STEVENSON	2005	TA11055	MT
TRAILER	1M91S41224A211073	STEWART & STEVENSON	2004	TA11056	MT
TRAILER	1M91S41274A211070	STEWART & STEVENSON	2004	TA11057	MT
TRAILER	1M91S41234A211065	STEWART & STEVENSON	2004	TA11058	MT
TRAILER	1M91S41294A211068	STEWART & STEVENSON	2004	TA11059	MT
TRAILER	1M91S41284A211076	STEWART & STEVENSON	2004	TA11060	MT
TRAILER	1M91S41294A211053	STEWART & STEVENSON	2004	TA11061	MT
TRAILER	1M91S41264A211058	STEWART & STEVENSON	2004	TA11062	MT
TRAILER	1M91S41284A211062	STEWART & STEVENSON	2004	TA11063	MT
TRAILER	1M91S412X4A211063	STEWART & STEVENSON	2004	TA11064	MT
TRAILER	1M91S41294A211054	STEWART & STEVENSON	2004	TA11065	MT
TRAILER	1M91S41244A211074	STEWART & STEVENSON	2005	TA11066	MT
TRAILER	1A9L743285A245468	ATOKA	2005	TA11067	MT
TRAILER	1A9L7433X4A245382	ATOKA	2004	TA11068	MT
TRAILER	1A9L743234A245389	ATOKA	2004	TA11069	MT
TRAILER	1A9L743205A245478	ATOKA	2005	TA11070	MT
TRAILER	1A9L743294A245378	ATOKA	2005	TA11071	MT
TRAILER	1A9L743305A245599	ATOKA	2005	TA11072	MT
TRAILER	1A9L743355A245596	ATOKA	2005	TA11073	MT
TRAILER	1A9L743375A245678	ATOKA	2005	TA11074	MT
TRAILER	1A9L743395A245598	ATOKA	2005	TA11075	MT
TRAILER	1A9L7432X5A245472	ATOKA	2005	TA11076	MT
TRAILER	1A9L743215A245473	ATOKA	2005	TA11077	MT
TRAILER	1A9L743384A245381	ATOKA	2005	TA11378	MT
TRAILER	1A9L743245A245466	ATOKA	2005	TA11379	MT
TRAILER	1A9L7432X5A245469	ATOKA	2005	TA11380	MT
TRAILER	1A9L743285A245471	ATOKA	2005	TA11381	MT
TRAILER	1A9L7432X4A245387	ATOKA	2004	TA11382	MT
TRAILER	1A9L743235A245474	ATOKA	2005	TA11383	MT
TRAILER	1A9L743255A245475	ATOKA	2005	TA11384	MT

TRAILER	1A9L743275A245476	ATOKA	2006	TA11385	MT
TRAILER	1A9L743265A245551	ATOKA	2005	TA11386	MT

TRAILER	1A9L743265A245470	ATOKA	2005	TA11387	MT
TRAILER	1A9L743295A245477	ATOKA	2005	TA11388	MT
TRAILER	1A9L743244A245384	ATOKA	2005	TA11389	MT
TRAILER	1A9L743284A245386	ATOKA	2005	TA11390	MT
TRAILER	1A9L743315A245675	ATOKA	2005	TA11391	MT
TRAILER	1A9L743264A245385	ATOKA	2004	TA11392	MT
TRAILER	1A9L7433X5A245674	ATOKA	2005	TA11393	MT
TRAILER	1A9L743335A245595	ATOKA	2005	TA11394	MT
TRAILER	1A9L743204A245379	ATOKA	2005	TA11395	MT
TRAILER	5DDKE312X61002140	KALYN	2006	TA11396	MT
TRAILER	5DDKE322561001959	KALYN	2006	TA11397	MT
TRAILER	5DDKE322561001962	KALYN	2005	TA11398	MT
TRAILER	5DDKE322451001692	KALYN	2005	TA11399	MT
TRAILER	5DDKE322651001693	KALYN	2005	TA11400	MT
TRAILER	5DDKE322661001954	KALYN	2005	TA11401	MT
TRAILER	5DDKE322861001955	KALYN	2005	TA11402	MT
TRAILER	5DDKE322X61001956	KALYN	2005	TA11403	MT
TRAILER	5DDKE322361001961	KALYN	2006	TA11404	MT
TRAILER	5DDKE322761001963	KALYN	2005	TA11405	MT
TRAILER	5DDKE322161001957	KALYN	2006	TA11406	MT
TRAILER	5DDKE312561002143	KALYN	2006	TA11407	MT
TRAILER	5DDKE312061002146	KALYN	2006	TA11408	MT
TRAILER	5DDKE312261002147	KALYN	2005	TA11409	MT
TRAILER	5DDKE312461002148	KALYN	2006	TA11410	MT
TRAILER	5DDKE312161002141	KALYN	2006	TA11411	MT
TRAILER	5DDKE312361002142	KALYN	2006	TA11412	MT
TRAILER	1M91S41235A211147	STEWART & STEVENSON	2005	TA11413	MT

TRAILER	1s9df41215h787001	STEWART & STEVENSON	2005	TA11414	MT
TRAILER	1M91S41295A211170	STEWART & STEVENSON	2005	TA11415	MT
TRAILER	1M91S41245A211125	STEWART & STEVENSON	2005	TA11416	MT
TRAILER	1M91S41205A211123	STEWART & STEVENSON	2005	TA11417	MT
TRAILER	1M91S41215A211163	STEWART & STEVENSON	2005	TA11418	MT
TRAILER	1M91S41225A211138	STEWART & STEVENSON	2005	TA11419	MT
TRAILER	1M91S41235A211097	STEWART & STEVENSON	2005	TA11420	MT
TRAILER	1M91S41255A211120	STEWART & STEVENSON	2005	TA11421	MT

TRAILER	1M91S41255A211134	STEWART & STEVENSON	2005	TA11422	MT
TRAILER	1M91S41275A211152	STEWART & STEVENSON	2005	TA11423	MT
TRAILER	1M91S41295A211122	STEWART & STEVENSON	2005	TA11424	MT
TRAILER	1M91S41225A211110	STEWART & STEVENSON	2005	TA11425	MT
TRAILER	1M91S41215A211082	STEWART & STEVENSON	2005	TA11426	MT
TRAILER	1M91S41265A211157	STEWART & STEVENSON	2005	TA11427	MT
TRAILER	1M91S41205A211140	STEWART & STEVENSON	2005	TA11428	MT
TRAILER	1M91S41215A211096	STEWART & STEVENSON	2005	TA11429	MT
TRAILER	1M91S41225A211141	STEWART & STEVENSON	2005	TA11430	MT
TRAILER	1M91S41255A211084	STEWART & STEVENSON	2005	TA11431	MT
TRAILER	1M91S41255A211165	STEWART & STEVENSON	2005	TA11432	MT
TRAILER	1M91S41225A211088	STEWART & STEVENSON	2005	TA11433	MT
TRAILER	FT225928351111002	STEWART & STEVENSON	2005	TA11434	MT
TRAILER	1M91S41235A211083	STEWART & STEVENSON	2005	TA11435	MT
TRAILER	1M91S412X5A211095	STEWART & STEVENSON	2005	TA11436	MT
TRAILER	1M91S41245A211108	STEWART & STEVENSON	2005	TA11437	MT
TRAILER	1M91S41255A211117	STEWART & STEVENSON	2005	TA11438	MT
TRAILER	1M91S41265A211126	STEWART & STEVENSON	2005	TA11439	MT
TRAILER	1M91S412X5A211131	STEWART & STEVENSON	2005	TA11440	MT
TRAILER	1M91S41215A211146	STEWART & STEVENSON	2005	TA11441	MT
TRAILER	1M91S41235A211150	STEWART & STEVENSON	2005	TA11442	MT

TRAILER	1M91S41255A211098	STEWART & STEVENSON	2005	TA11443	MT
TRAILER	1M91S412X5a211100	STEWART & STEVENSON	2005	TA11444	MT
TRAILER	1M91S41295A211105	STEWART & STEVENSON	2005	TA11445	MT
TRAILER	1M91S41285A211113	STEWART & STEVENSON	2005	TA11446	MT
TRAILER	1M91S41275A211121	STEWART & STEVENSON	2005	TA11447	MT
TRAILER	1M91S41285A211130	STEWART & STEVENSON	2005	TA11448	MT
TRAILER	1M91S412X5A211162	STEWART & STEVENSON	2005	TA11449	MT
TRAILER	1M91S41245A211156	STEWART & STEVENSON	2005	TA11450	MT
TRAILER	1M91S41225A211124	STEWART & STEVENSON	2005	TA11451	MT
TRAILER	1M91S41235H211102	STEWART & STEVENSON	2005	TA11452	MT
TRAILER	1A9L743326A245959	ATOKA	2006	TA11453	MT
TRAILER	1A9L743266A245969	ATOKA	2006	TA11454	MT
TRAILER	1A9L743335A245676	ATOKA	2005	TA11455	MT
TRAILER	1A9L743286A245858	ATOKA	2006	TA11456	MT

TRAILER	1A9L743215A245697	ATOKA	2006	TA11457	MT
TRAILER	1A9L743206A245868	ATOKA	2006	TA11458	MT
TRAILER	1A9L743226A245869	ATOKA	2006	TA11459	MT
TRAILER	1A9L743276A245870	ATOKA	2006	TA11460	MT
TRAILER	1A9L7432X6A245974	ATOKA	2006	TA11461	MT
TRAILER	1A9L743276A245873	ATOKA	2006	TA11462	MT
TRAILER	1A9L743276A245978	ATOKA	2006	TA11463	MT
TRAILER	1A9L743236A245976	ATOKA	2006	TA11464	MT
TRAILER	1A9L743256A245980	ATOKA	2006	TA11465	MT
TRAILER	1A9L743226A245970	ATOKA	2006	TA11466	MT
TRAILER	1A9L743226A245967	ATOKA	2006	TA11467	MT
TRAILER	1A9L743306A245961	ATOKA	2006	TA11468	MT
TRAILER	1A9L743346A245963	ATOKA	2006	TA11469	MT
TRAILER	1A96743256A245977	ATOKA	2006	TA11470	MT
TRAILER	1A9L743296A245979	ATOKA	2006	TA11471	MT

TRAILER	1A9L743296A245982	ATOKA	2006	TA11472	MT
TRAILER	1A9L743276A245981	ATOKA	2006	TA11473	MT
TRAILER	1A9L743206A245983	ATOKA	2006	TA11474	MT
TRAILER	1A9L743276A245964	ATOKA	2006	TA11475	MT
TRAILER	1A9L743246A245971	ATOKA	2006	TA11476	MT
TRAILER	1A9L743356A245700	ATOKA	2006	TA11477	MT
TRAILER	1A9L743275A245686	ATOKA	2006	TA11478	MT
TRAILER	1A9L743245A245693	ATOKA	2005	TA11479	MT
TRAILER	1A9L743285A245695	ATOKA	2006	TA11480	MT
TRAILER	1A9L743296A245853	ATOKA	2006	TA11481	MT
TRAILER	1A9L743246A245856	ATOKA	2006	TA11482	MT
TRAILER	1A9L743266A245857	ATOKA	2006	TA11483	MT
TRAILER	1A9L7432X6A245859	ATOKA	2006	TA11484	MT
TRAILER	1A9L743206A245854	ATOKA	2006	TA11485	MT
TRAILER	1A9L743256A245865	ATOKA	2006	TA11486	MT
TRAILER	1A9L743375A245681	ATOKA	2006	TA11487	MT
TRAILER	1A9L743205A245688	ATOKA	2006	TA11488	MT
TRAILER	1A9L743225A245692	ATOKA	2006	TA11489	MT
TRAILER	1A9L743265A245694	ATOKA	2006	TA11490	MT
TRAILER	1A9L743296A245965	ATOKA	2006	TA11491	MT

TRAILER	1A9L743255A245685	ATOKA	2006	TA11492	MT
TRAILER	1A9L743226A245855	ATOKA	2006	TA11493	MT
TRAILER	1A9L743216A245975	ATOKA	2006	TA11494	MT
TRAILER	1A9L743246A245968	ATOKA	2006	TA11495	MT
TRAILER	1A9L743295A245687	ATOKA	2005	TA11496	MT
TRAILER	1A9L743205A245691	ATOKA	2005	TA11497	MT
TRAILER	5DDKE312171002786	KALYN	2006	TA11498	MT
TRAILER	5DDKE312371002787	KALYN	2006	TA11499	MT
TRAILER	5DDKE312071002617	KALYN	2007	TA11500	MT

TRAILER	5DDKE312861002153	KALYN	2006	TA11501	MT
TRAILER	5DDKE312961002159	KALYN	2006	TA11502	MT
TRAILER	5DDKE312961002288	KALYN	2006	TA11503	MT
TRAILER	5DDKE312061002289	KALYN	2006	TA11504	MT
TRAILER	5DDKE312761002290	KALYN	2006	TA11505	MT
TRAILER	5DDKE312661002281	KALYN	2006	TA11506	MT
TRAILER	5DDKE312861002282	KALYN	2006	TA11507	MT
TRAILER	5DDKE312271002621	KALYN	2007	TA11508	MT
TRAILER	5DDKE312971002700	KALYN	2007	TA11509	MT
TRAILER	5DDKE312871002929	KALYN	2007	TA11510	MT
TRAILER	5DDKE312061002163	KALYN	2006	TA11511	MT
TRAILER	5DDKE312461002151	KALYN	2006	TA11512	MT
TRAILER	1M91S41256A211197	STEWART & STEVENSON	2006	TA11513	MT
TRAILER	1M91S41216A211231	STEWART & STEVENSON	2006	TA11514	MT
TRAILER	1M91S41236A211232	STEWART & STEVENSON	2006	TA11515	MT
TRAILER	1M91S41246A211241	STEWART & STEVENSON	2006	TA11516	MT
TRAILER	1M91S41266A211189	STEWART & STEVENSON	2006	TA11517	MT
TRAILER	1M91S41266A211192	STEWART & STEVENSON	2006	TA11518	MT
TRAILER	1M91S41276A211265	STEWART & STEVENSON	2006	TA11519	MT
TRAILER	1M91S41296A211235	STEWART & STEVENSON	2006	TA11520	MT
TRAILER	1M91S41246A211188	STEWART & STEVENSON	2006	TA11521	MT
TRAILER	1M91S41206A211236	STEWART & STEVENSON	2006	TA11522	MT
TRAILER	1M91S41246A211224	STEWART & STEVENSON	2006	TA11523	MT
TRAILER	1M91S41246A211286	STEWART & STEVENSON	2009	TA11524	MT
TRAILER	1M91S41236A211196	STEWART & STEVENSON	2006	TA11525	MT
TRAILER	1M91S41206A211205	STEWART & STEVENSON	2006	TA11526	MT

TRAILER	1M91S41226A211206	STEWART & STEVENSON	2006	TA11527	MT
TRAILER	1M91S41256A211216	STEWART & STEVENSON	2006	TA11528	MT
TRAILER	1M91S41276A211217	STEWART & STEVENSON	2006	TA11529	MT

TRAILER	1M91S41296A211221	STEWART & STEVENSON	2006	TA11530	MT
TRAILER	1M91S41206A211222	STEWART & STEVENSON	2006	TA11531	MT
TRAILER	1M91S41226A211223	STEWART & STEVENSON	2006	TA11532	MT
TRAILER	1M91S41266A211242	STEWART & STEVENSON	2006	TA11533	MT
TRAILER	1M91S41276A211248	STEWART & STEVENSON	2006	TA11534	MT
TRAILER	1M91S41286A211274	STEWART & STEVENSON	2006	TA11535	MT
TRAILER	1M91S41256A211278	STEWART & STEVENSON	2006	TA11536	MT
TRAILER	1M91S41276A211279	STEWART & STEVENSON	2006	TA11537	MT
TRAILER	1M91S41286A211193	STEWART & STEVENSON	2006	TA11538	MT
TRAILER	1A9L743266A245972	ATOKA	2006	TA11539	MT
TRAILER	1A9L743286A245973	ATOKA	2007	TA11540	MT
TRAILER	1A9L743266A245874	ATOKA	2006	TA11541	MT
TRAILER	5DDKE312871002994	KALYN	2007	TA11542	MT
TRAILER	5DDKM312171003097	KALYN	2007	TA11543	MT
TRAILER	5DDKM312971003123	KALYN	2007	TA11544	MT
TRAILER	5DDKE312471002930	KALYN	2007	TA11545	MT
TRAILER	5DDKE312671002931	KALYN	2007	TA11546	MT
TRAILER	5DDKM312671003063	KALYN	2007	TA11547	MT
TRAILER	5DDKM312X71003065	KALYN	2007	TA11548	MT
TRAILER	5DDKM312571003099	KALYN	2007	TA11549	MT
TRAILER	5DDKM312671003144	KALYN	2007	TA11550	MT
TRAILER	5DDKM312871003145	KALYN	2007	TA11551	MT
TRAILER	5DDKM312181003313	KALYN	2008	TA11552	MT
TRAILER	5DDKM312381003314	KALYN	2007	TA11553	MT
TRAILER	5ABB4220X7B070038	LOAD	2007	TA11554	MT
TRAILER	5DDKM312X81003312	KALYN	2007	TA11555	MT
TRAILER	5DDKE312371002997	KALYN	2007	TA11556	MT
TRAILER	5DDKM312X71003177	KALYN	2007	TA11557	MT
TRAILER	5DDKM312871003064	KALYN	2007	TA11558	MT
TRAILER	5DDKM312581003315	KALYN	2008	TA11559	MT

TRAILER	5DDKM312081003321	KALYN	2008	TA14927	MT
TRAILER	5ABK423076B070009	CSI	2007	TA11561	MT

TRAILER	5ABK422006B070014	LOADERCRAFT	2007	TA11562	MT
TRAILER	5ABK422026B070015	LOADERCRAFT	2007	TA11563	MT
TRAILER	5ABK423036B070010	LOADERCRAFT	2007	TA11564	MT
TRAILER	5ABK422066B070016	LOADERCRAFT	2007	TA11565	MT
TRAILER	5ABB422017B070039	LOADERCRAFT	2007	TA11566	MT
TRAILER	1M91S41287A211552	STEWART & STEVENSON	2007	TA11567	MT
TRAILER	1M91S41277A211557	STEWART & STEVENSON	2007	TA11568	MT
TRAILER	5JYFT40237P070556	STEWART & STEVENSON	2007	TA11569	MT
TRAILER	1M91S41217A211361	STEWART & STEVENSON	2007	TA11570	MT
TRAILER	5JYFT40247P070718	STEWART & STEVENSON	2007	TA11571	MT
TRAILER	1M91S41217A211571	STEWART & STEVENSON	2007	TA11572	MT
TRAILER	1M91S41227A211532	STEWART & STEVENSON	2007	TA11573	MT
TRAILER	1M91S41247A211421	STEWART & STEVENSON	2007	TA11574	MT
TRAILER	1M91S41247A211452	STEWART & STEVENSON	2007	TA11575	MT
TRAILER	1M91S41247A211533	STEWART & STEVENSON	2007	TA11576	MT
TRAILER	1M91S41257A211461	STEWART & STEVENSON	2007	TA11577	MT
TRAILER	1M91S41257A211539	STEWART & STEVENSON	2008	TA11578	MT
TRAILER	1M91S41257A211587	STEWART & STEVENSON	2007	TA11579	MT
TRAILER	1M91S41267A211372	STEWART & STEVENSON	2007	TA11580	MT
TRAILER	1M91S41267A211453	STEWART & STEVENSON	2007	TA11581	MT
TRAILER	1M91S41277A211378	STEWART & STEVENSON	2007	TA11582	MT
TRAILER	1M91S41287A211373	STEWART & STEVENSON	2007	TA11583	MT
TRAILER	1M91S412X7A211570	STEWART & STEVENSON	2007	TA11584	MT
TRAILER	5FYFT40257P070713	STEWART & STEVENSON	2007	TA11585	MT
TRAILER	5JYFT40237P070712	STEWART & STEVENSON	2007	TA11586	MT
TRAILER	1M91S41207A211416	STEWART & STEVENSON	2007	TA11587	MT
TRAILER	1M91S41287A211356	STEWART & STEVENSON	2007	TA11588	MT

TRAILER	1M91S41207A211402	STEWART & STEVENSON	2007	TA11589	MT
TRAILER	1M91S41297A211401	STEWART & STEVENSON	2007	TA11590	MT
TRAILER	1M91S41217A211568	STEWART & STEVENSON	2008	TA11591	MT
TRAILER	1M91S41237A211443	STEWART & STEVENSON	2007	TA11592	MT
TRAILER	1M91S41287A211499	STEWART & STEVENSON	2007	TA11593	MT
TRAILER	5JYFT40247P070548	STEWART & STEVENSON	2007	TA11594	MT
TRAILER	1M91S41267A211355	STEWART & STEVENSON	2007	TA11595	MT
TRAILER	1M91S41277A211400	STEWART & STEVENSON	2007	TA11596	MT

TRAILER	1M91S41227A211403	STEWART & STEVENSON	2007	TA11597	MT
TRAILER	1M91S41277A211350	STEWART & STEVENSON	2007	TA11598	MT
TRAILER	1M91S41257A211363	STEWART & STEVENSON	2007	TA11599	MT
TRAILER	1M91S41257A211377	STEWART & STEVENSON	2007	TA11600	MT
TRAILER	1M91S41267A211422	STEWART & STEVENSON	2007	TA11601	MT
TRAILER	1M91S41287A211468	STEWART & STEVENSON	2007	TA11602	MT
TRAILER	1M91S41287A211566	STEWART & STEVENSON	2007	TA11603	MT
TRAILER	1M91S412X7A211567	STEWART & STEVENSON	2007	TA11604	MT
TRAILER	1M91S41237A211569	STEWART & STEVENSON	2008	TA11605	MT
TRAILER	1M91S41207A211366	STEWART & STEVENSON	2007	TA11606	MT
TRAILER	1M91S41257A211430	STEWART & STEVENSON	2007	TA11607	MT
TRAILER	1TKB042227B017369	TRAIL KING	2007	TA11608	MT
TRAILER	1TKB042277B017366	TRAIL KING	2007	TA11609	MT
TRAILER	1TKB042347B107356	TRAIL KING	2007	TA11610	MT
TRAILER	1TKB042337B117358	TRAIL KING	2007	TA11611	MT
TRAILER	1TKB042207B077344	TRAIL KING	2007	TA11612	MT
TRAILER	1TKB042217B087350	TRAIL KING	2007	TA11613	MT
TRAILER	1TKB042207B097352	TRAIL KING	2007	TA11614	MT
TRAILER	1TKB042297B017367	TRAIL KING	2007	TA11615	MT
TRAILER	1TKB042227B077345	TRAIL KING	2007	TA11616	MT
TRAILER	1TKB0422X7B077346	TRAIL KING	2007	TA11617	MT

TRAILER	1TKB042297B017370	TRAIL KING	2007	TA11618	MT
TRAILER	1TKB042207B017371	TRAIL KING	2007	TA14293	MT
TRAILER	1TKB042257B087349	TRAIL KING	2007	TA11620	MT
TRAILER	5DDKM313X91004339	KALYN	2008	TA11621	MT
TRAILER	5DDKM313381003919	KALYN	2008	TA11622	MT
TRAILER	5DDKM313581003999	KALYN	2008	TA11623	MT
TRAILER	5DDKM313491004336	KALYN	2008	TA11624	MT
TRAILER	5DDKM313691004341	KALYN	2008	TA11625	MT
TRAILER	5DDKM313291004559	KALYN	2009	TA11626	MT
TRAILER	5DDKM313991004560	KALYN	2008	TA11627	MT
TRAILER	5DDKM312981003740	KALYN	2008	TA11628	MT
TRAILER	5DDKM313681004000	KALYN	2008	TA11629	MT
TRAILER	5DDKM313881004001	KALYN	2008	TA11630	MT
TRAILER	5DDKM313481004108	KALYN	2008	TA11631	MT

TRAILER	5DDKM313081004008	KALYN	2008	TA11632	MT
TRAILER	5DDKM312081003979	KALYN	2008	TA11633	MT
TRAILER	5DDKM312081003318	KALYN	2008	TA11634	MT
TRAILER	5DDKM313191004410	KALYN	2008	TA11635	MT
TRAILER	5DDKM312781003686	KALYN	2008	TA11636	MT
TRAILER	5DDKM312581003685	KALYN	2008	TA11637	MT
TRAILER	5DDKM313791004413	KALYN	2009	TA11638	MT
TRAILER	5DDKM312081003738	KALYN	2008	TA11639	MT
TRAILER	5DDKM313191004472	KALYN	2008	TA11640	MT
TRAILER	5DDKM313891004515	KALYN	2008	TA11641	MT
TRAILER	5DDKM313691004340	KALYN	2008	TA11642	MT
TRAILER	5DDKM313891004338	KALYN	2009	TA11643	MT
TRAILER	5DDKM313X81003920	KALYN	2008	TA11644	MT
TRAILER	5DDKM313281004009	KALYN	2008	TA11645	MT
TRAILER	5DDKM313981004010	KALYN	2008	TA11646	MT

TRAILER	5DDKM313X91004516	KALYN	2009	TA11647	MT
TRAILER	5DDKM313681004109	KALYN	2008	TA11648	MT
TRAILER	5DDKM312781003316	KALYN	2008	TA11649	MT
TRAILER	5DDKM313691004337	KALYN	2009	TA11650	MT
TRAILER	5DDKM313X91004731	KALYN	2009	TA11651	MT
TRAILER	5DDKM313281004110	KALYN	2008	TA11652	MT
TRAILER	5DDKM313491004546	KALYN	2009	TA11653	MT
TRAILER	5ABK422086B070017	LOADERCRAFT	2008	TA11654	MT
TRAILER	5ABK422046B070018	LOADERCRAFT	2007	TA11655	MT
TRAILER	5ABK423056B070011	LOADERCRAFT	2007	TA11656	MT
TRAILER	5ABB422017B070042	LOADERCRAFT	2007	TA11657	MT
TRAILER	5ABB422087B070040	LOADERCRAFT	2008	TA11658	MT
TRAILER	5ABB4220X7B070041	LOADERCRAFT	2007	TA11659	MT
TRAILER	1M91S41248A211663	STEWART & STEVENSON	2008	TA11660	MT
TRAILER	1M91S41288A211634	STEWART & STEVENSON	2008	TA11661	MT
TRAILER	1M91S41208A211658	STEWART & STEVENSON	2008	TA11662	MT
TRAILER	1M91S41208A211661	STEWART & STEVENSON	2008	TA11663	MT
TRAILER	1M91S41268A211650	STEWART & STEVENSON	2008	TA11664	MT
TRAILER	1M91S41268A211664	STEWART & STEVENSON	2008	TA11665	MT
TRAILER	1M91S412X8A211649	STEWART & STEVENSON	2008	TA11666	MT

TRAILER	LJRC1327082005309	STEWART & STEVENSON	2008	TA11667	MT
TRAILER	LJRC1327282012181	STEWART & STEVENSON	2008	TA11668	MT
TRAILER	LJRC1327582005306	STEWART & STEVENSON	2008	TA11669	MT
TRAILER	LJRC1327782013066	STEWART & STEVENSON	2008	TA11670	MT
TRAILER	LJRC1327782012192	STEWART & STEVENSON	2008	TA11671	MT
TRAILER	LJRC1327382005305	STEWART & STEVENSON	2008	TA11672	MT
TRAILER	LJRC1327382012187	STEWART & STEVENSON	2008	TA11673	MT
TRAILER	1M91S41268A211647	STEWART & STEVENSON	2008	TA11674	MT
TRAILER	1M91S41288A211651	STEWART & STEVENSON	2008	TA11675	MT

TRAILER	1M91S412X8A211652	STEWART & STEVENSON	2008	TA11676	MT
TRAILER	1M91S41218A211653	STEWART & STEVENSON	2008	TA11677	MT
TRAILER	1M91S41238A211654	STEWART & STEVENSON	2008	TA11678	MT
TRAILER	1M91S41258A211655	STEWART & STEVENSON	2008	TA11679	MT
TRAILER	1M91S41278A211656	STEWART & STEVENSON	2008	TA11680	MT
TRAILER	1M91S41298A211657	STEWART & STEVENSON	2008	TA11681	MT
TRAILER	1M91S41298A211660	STEWART & STEVENSON	2008	TA11682	MT
TRAILER	1M91S41228A211662	STEWART & STEVENSON	2008	TA11683	MT
TRAILER	1M91S41288A211665	STEWART & STEVENSON	2008	TA11684	MT
TRAILER	1M91S412X8A211666	STEWART & STEVENSON	2008	TA11685	MT
TRAILER	1M91S41218A211667	STEWART & STEVENSON	2008	TA11686	MT
TRAILER	LJRC1327582012188	STEWART & STEVENSON	2008	TA11687	MT
TRAILER	LJRC1327982005308	STEWART & STEVENSON	2008	TA11688	MT
TRAILER	LJRC1327782005310	STEWART & STEVENSON	2008	TA11689	MT
TRAILER	1M91S412X8A211635	STEWART & STEVENSON	2008	TA11690	MT
TRAILER	1M91S41218A211636	STEWART & STEVENSON	2008	TA11691	MT
TRAILER	1M91S41238A211637	STEWART & STEVENSON	2008	TA11692	MT
TRAILER	1M91S41258A211638	STEWART & STEVENSON	2008	TA11693	MT
TRAILER	1M91S41218A211670	STEWART & STEVENSON	2008	TA11694	MT
TRAILER	LJRC1327782005307	STEWART & STEVENSON	2008	TA11695	MT
TRAILER	LJRC1327982013103	STEWART & STEVENSON	2011	TA11696	MT
TRAILER	LJRC1327X82012199	STEWART & STEVENSON	2008	TA11697	MT
TRAILER	1M91S41258A211669	STEWART & STEVENSON	2008	TA11698	MT
TRAILER	1M91S41278A211639	STEWART & STEVENSON	2008	TA11699	MT
TRAILER	1M91S41238A211640	STEWART & STEVENSON	2008	TA11700	MT
TRAILER	1TKB042328B113741	TRAIL KING	2008	TA12201	MT

TRAILER	1TKB042358B113751	TRAIL KING	2008	TA12202	MT
TRAILER	1TKB042229B097758	TRAIL KING	2009	TA12203	MT
TRAILER	1TKB042357B117359	TRAIL KING	2008	TA12204	MT

TRAILER	1TKB042388B056168	TRAIL KING	2008	TA12205	MT
TRAILER	1TKB042318B034660	TRAIL KING	2008	TA12206	MT
TRAILER	1TKB042358B034659	TRAIL KING	2008	TA12207	MT
TRAILER	1TKB042368B035352	TRAIL KING	2008	TA12208	MT
TRAILER	1TKB042398B103739	TRAIL KING	2008	TA12209	MT
TRAILER	1TKB042378B113752	TRAIL KING	2008	TA12210	MT
TRAILER	1TKB042388B034655	TRAIL KING	2008	TA12211	MT
TRAILER	1TKB042378B113749	TRAIL KING	2008	TA12212	MT
TRAILER	1TKB042338B113750	TRAIL KING	2008	TA12213	MT
TRAILER	1TKB042259B097754	TRAIL KING	2008	TA12214	MT
TRAILER	1TKB042279B097755	TRAIL KING	2009	TA12215	MT
TRAILER	1TKB042329B097784	TRAIL KING	2008	TA12216	MT
TRAILER	1TKB042399B107842	TRAIL KING	2008	TA12217	MT
TRAILER	1TKB042309B107986	TRAIL KING	2009	TA12218	MT
TRAILER	1TKB042329B107987	TRAIL KING	2009	TA12219	MT
TRAILER	1TKB042209B097757	TRAIL KING	2009	TA12220	MT
TRAILER	1TKB02423X8B056169	TRAIL KING	2008	TA12221	MT
TRAILER	1TKB042318B056173	TRAIL KING	2008	TA12222	MT
TRAILER	1TKB042388B056171	TRAIL KING	2008	TA12223	MT
TRAILER	1TKB042398B113753	TRAIL KING	2008	TA12224	MT
TRAILER	1TKB042318B034657	TRAIL KING	2008	TA12225	MT
TRAILER	1TKB042228B113746	TRAIL KING	2008	TA12226	MT
TRAILER	1TKB042388B035353	TRAIL KING	2008	TA12227	MT
TRAILER	1TKB042378B103738	TRAIL KING	2008	TA12228	MT
TRAILER	1TKB042388B013756	TRAIL KING	2008	TA12229	MT
TRAILER	1TKB042368B034654	TRAIL KING	2008	TA12230	MT
TRAILER	1TKB042338B034658	TRAIL KING	2008	TA12231	MT
TRAILER	1TKB042258B113742	TRAIL KING	2008	TA12232	MT
TRAILER	5DDKM313191004732	KALYN	2009	TA12233	MT
TRAILER	5DDKM313X91004793	KALYN	2009	TA12234	MT

TRAILER	5DDKM313691004791	KALYN	2009	TA12235	MT
TRAILER	5DDKM313991004834	KALYN	2009	TA12236	MT

TRAILER	5DDKM313X91004602	KALYN	2009	TA12237	MT
TRAILER	5DDKM313191004603	KALYN	2009	TA12238	MT
TRAILER	5DDKM313591004622	KALYN	2009	TA12239	MT
TRAILER	5DDKM313591004801	KALYN	2009	TA12240	MT
TRAILER	5DDKM313891004792	KALYN	2009	TA12241	MT
TRAILER	5JNFS4524CH000593	JET CO	2012	TA08397	MT
TRAILER	5JNFS4526CH000594	JET CO	2012	TA08398	MT
TRAILER	5JNFS4528CH000595	JET CO	2012	TA08399	MT
TRAILER	5JNDS5339CH001229	JET CO	2012	TA08400	MT
TRAILER	5JNDS5335CH001227	JET CO	2012	TA08401	MT
TRAILER	1G9AT4023CH018377	Galyean	2012	TA07277	MT
TRAILER	1G9AT4025CH018378	Galyean	2012	TA08402	MT
TRAILER	5JNDS5330DH001167	JET CO	2013	TA08403	MT
TRAILER	5JNDS5334DH001169	JET CO	2013	TA08404	MT
TRAILER	1T9MSAT03D0005447	Tiger	2013	TA08405	MT
TRAILER	1T9MSAT01D0005446	Tiger	2013	TA08406	MT
TRAILER	1T9MSAT03D0005254	Tiger	2013	TA08407	MT
TRAILER	1T9MSAT01D0005253	Tiger	2013	TA08408	MT
TRAILER	1T9MSGT09D0005441	Tiger	2013	TA08409	MT
TRAILER	1T9MSGT00D0005442	Tiger	2013	TA08410	MT
TRAILER	1T9MSGT02D0005443	Tiger	2013	TA08412	MT
TRAILER	1T9MSGT0XD0005707	Tiger	2013	TA08413	MT
TRAILER	1UYFS248XEA978105	Utility Trailer	2014	TA08414	MT
TRAILER	5JNDS5335EH000839	JET CO	2014	TA08415	MT
TRAILER	5JNDS5331EH000840	JET CO	2014	TA08416	MT
TRAILER	1UYFS2486EA978103	Utility Trailer	2014	TA08417	MT
TRAILER	1W9PS4227EL216015	Worley	2014	TA08418	MT

TRAILER	1W9PS4223EL216013	Worley	2014	TA08419	MT
TRAILER	1W9PS4221EL216012	Worley	2014	TA08420	MT
TRAILER	1W9PS4225EL216014	Worley	2014	TA08421	MT
TRAILER	1W9PS422XEL216011	Worley	2014	TA08422	MT
TRAILER	1W9PS4229EL216016	Worley	2014	TA08423	MT
TRAILER	5JNDS533XFH000580	JET CO	2015	TA08424	MT
TRAILER	1W9PS4224EL216022	Worley	2014	TA08425	MT
TRAILER	1W9PS4222EL216021	Worley	2014	TA08426	MT

TRAILER	1W9PS4226EL216023	Worley	2014	TA08427	MT
TRAILER	5JNDS5333FH000579	JET CO	2015	TA08428	MT
TRAILER	5JNDS5331FH000578	JET CO	2015	TA08429	MT
TRAILER	1GRDM90275M700907	GREAT DANE TRAILERS	2005	TA05952	MT
TRAILER	1GRDM90295M700908	GREAT DANE TRAILERS	2005	TA05953	MT
TRAILER	2C9LTA2B6BB075600	Comptank	2011	TA05531	MT
TRAILER	2C9LTA2B8BB075601	Comptank	2011	TA04596	MT
TRAILER	2C9LTA2B1CB075618	Comptank	2012	TA05530	MT
TRAILER	2C9LTA2B3CB075619	Comptank	2012	TA04595	MT
TRAILER	2C9LTA2BXCB075620	Comptank	2012	TA04987	MT
TRAILER	1W9TS4324CM257366	Wilco	2012	TA05524	MT
TRAILER	1W9TS4321CM257373	Wilco	2012	TA05522	MT
TRAILER	1W9TS4323CM257374	Wilco	2012	TA04591	MT
TRAILER	1W9TS4322CM257365	Wilco	2012	TA05523	MT
TRAILER	1W9TS4325CM257375	Wilco	2012	TA05525	MT
TRAILER	1W9TS4325FM257798	Wilco	2015	TA05526	MT
TRAILER	1W9TS4320CM257364	Wilco	2012	TA05521	MT
TRAILER	1W9TS4329CM257363	Wilco	2012	TA04986	MT
TRAILER	1W9TS4327CM257376	Wilco	2012	TA05527	MT
TRAILER	1W9TS432XFM257800	Wilco	2015	TA05529	MT
TRAILER	1W9TS4327FM257799	Wilco	2015	TA05528	MT

TRAILER	2R9CS43367D144259	Raja	2007	TA05539	MT
TRAILER	2R9CS43367D144262	Raja	2007	TA05540	MT
TRAILER	2PLC049389BJ14163	Peerless	2009	TA04603	MT
TRAILER	2PLC0493X9BK14166	Peerless	2009	TA05537	MT
TRAILER	1TTF4820991087497	Stewart & Stevenson	2011	TA08845	MT
TRAILER	2PLC0493X9BJ14164	Peerless	2009	TA04604	MT
TRAILER	1TTF4820291087499	Stewart & Stevenson	2009	TA05517	MT
TRAILER	1TTF48SXC3670061	Stewart & Stevenson	2012	TA04587	MT
TRAILER	2PLC0443XCBJ15426	Peerless	2012	TA05536	MT
TRAILER	13N148201C1553545	Stewart & Stevenson	2012	TA02767	MT
TRAILER	13N148207C1553534	Stewart & Stevenson	2012	TA02768	MT
TRAILER	2PLC04932EBK16956	Peerless	2014	TA04602	MT
TRACTOR	5KKHAEDV5CPBU8127	Western Star	2012	SA03863	MT
TRACTOR	1FVACXDT6DDFB5188	Freightliner	2013	SA02475	MT

TRAILER	13N148203C1553546	Stewart & Stevenson	2011	TA05349	MT
TRAILER	2PLC0442XEBB17108	Peerless	2014	TA05364	MT
TRAILER	1TTF482S6D3744772	Stewart & Stevenson	2013	TA05709	MT
TRAILER	1S9T74227F0017098	STNTE	2015	TA05883	MT
TRAILER	1S9T74229F0017099	STNTE	2015	TA05888	MT
TRAILER	1S9T74221F0017100	STNTE	2015	TA05874	MT
TRAILER	1S9T74223F0017101	STNTE	2015	TA05876	MT
TRAILER	1TTE532S3C3676375	TRANSCRAFT	2012	TA05890	MT
TRAILER	1TTE532S5C3676376	TRANSCRAFT	2012	TA05891	MT
TRAILER	1TTE532S7C3676377	TRANSCRAFT	2012	TA05892	MT
TRAILER	1TTE532S9C3676378	TRANSCRAFT	2012	TA05893	MT
TRAILER	1S9T74228C0017039	STAINLESS TANK	2012	TA05885	MT
TRAILER	1S9T74224C0017040	STAINLESS TANK	2012	TA05878	MT
TRAILER	1S9T74226C0017041	STAINLESS TANK	2012	TA05881	MT
TRAILER	1S9T74228C0017042	STAINLESS TANK	2012	TA05886	MT

TRAILER	1S9T7422XC0017043	STAINLESS TANK	2012	TA05889	MT
TRAILER	1UNST42196L041052	DRAGON	2006	TA07882	MT
TRAILER	1S9T7422690017050	STNTE	2009	TA05879	MT
TRAILER	1S9T7422890017051	STNTE	2009	TA05884	MT
TRAILER	1S9T74227C0017033	STAINLESS TANK	2012	TA05882	MT
TRAILER	1S9T74229C0017034	STAINLESS TANK	2012	TA05887	MT
TRAILER	1S9T74220C0017035	STAINLESS TANK	2012	TA05873	MT
TRAILER	1S9T74222C0017036	STAINLESS TANK	2012	TA05875	MT
TRAILER	1S9T74224C0017037	STAINLESS TANK	2012	TA05877	MT
TRAILER	1S9T74226C0017038	STAINLESS TANK	2012	TA05880	MT
TRAILER	1S9T74221C0017044	STAINLESS TANK	2012	TA06246	MT
TRAILER	5JNDS5332HH000401	JET CO	2017	TA06268	MT
TRAILER	5JNDS5334HH000402	JET CO	2017	TA06269	MT
TRAILER	5JNDS5336HH000403	JET CO	2017	TA06270	MT
TRAILER	5JNDS5338HH000404	JET CO	2017	TA06271	MT
TRAILER	5JNDS533XHH000405	JET CO	2017	TA06272	MT
TRAILER	5JNDS5331HH000406	JET CO	2017	TA06273	MT
TRAILER	5JNDS5333HH000407	JET CO	2017	TA06274	MT
TRAILER	5JNDS5335HH000408	JET CO	2017	TA06275	MT
TRAILER	5JNDS5339HH000492	JET CO	2017	TA06881	MT

TRAILER	13N248200J1523650	Fontaine	2018	TA06536	MT
TRAILER	13N248208J1523654	Fontaine	2018	TA06537	MT
TRAILER	13N248202J1523651	Fontaine	2018	TA06538	MT
TRAILER	13N248206J1523653	Fontaine	2018	TA06539	MT
TRAILER	13N248204J1523652	Fontaine	2018	TA06703	MT
TRAILER	5JNDS5332JH000324	JET CO DROPDECK	2018	TA08285	MT
TRAILER	5JNDS5334JH000325	JET CO DROPDECK	2018	TA08286	MT
TRAILER	5JNDS5336JH000326	JET CO DROPDECK	2018	TA06841	MT
TRAILER	5JNDS5338JH000327	JET CO DROPDECK	2018	TA06843	MT

TRAILER	5JNDS5339KH000371	JET CO DROPDECK	2019	TA08775	MT
TRAILER	5JNDS5337KH000370	JET CO DROPDECK	2019	TA08776	MT
TRAILER	5JNDS5330KH000372	JET CO DROPDECK	2019	TA08777	MT
TRAILER	5JNDS5330KH000369	JET CO DROPDECK	2019	TA08778	MT
TRAILER	108388	DRAGON	2011	TA07902	MT
TRAILER	2L9TS5217BD079659	LAZER INOX GEL 4000	2011	TA05661	MT
TRAILER	2L9TS5212BD079665	LAZER INOX GEL TL	2011	TA05644	MT
TRAILER	1TTF4820072018723	Utility Trailer	2007	TA08644	MT
TRAILER	2C9LTA2B6CB075615	Comptank Corp	2012	TA12242	MT
TRAILER	2C9LTA2B9DB075643	Comptank Corp	2013	TA12243	MT
TRAILER	2C9LTA2B0DB075644	Comptank Corp	2013	TA12244	MT
TRAILER	2C9LTA2B2DB075645	Comptank Corp	2013	TA12245	MT
TRAILER	3R9L224577M001383	RETESA	2007	TA12246	MT
TRAILER	VIN0261MXH07XXXXX	SHWEN	2007	DNR	MT
TRAILER	VIN0079MXH07XXXXX	SLB	2007	DNR	MT
TRAILER	1S9AL15BXAH474009	STEPHENS PNEUMATICS (STPNU)	2010	TA12247	MT
TRAILER	1W9TS3924AL216143	WORLEY	2010	TA12248	MT
TRAILER	1W9TS3920AL216138	WORLEY	2010	TA13738	MT
TRAILER	1W9TS433XAL216130	WORLEY	2010	TA12249	MT
TRAILER	8A9A3BV24BB0ME009	QM Equipment	2011	TA12250	MT
TRAILER	8A9A3BV23AB0ME133	QM Equipment	2010	TA12251	MT
TRAILER	8A9A3BV29BB0ME006	QM Equipment	2011	TA12252	MT
TRAILER	1T9MSGT05B0003747	TIGER	2011	TA12253	MT
TRAILER	2PLC04732CBM16204	Peerless	2012	TA12254	MT
TRAILER	5HTHA4020C5D24242	HEIL TRAILERS STF	2012	TA12255	MT
TRAILER	8A9A3BV20CBOME011	QM Equipment	2012	TA14316	MT

TRAILER	8A9A3BV27BBOME022	QM Equipment	2012	TA12257	MT
TRAILER	3R9R4TM21CM001180	RETESA	2012	TA12258	MT
TRAILER	1T9MSGT01C0004382	TIGER	2012	TA12259	MT

TRAILER	1T9MSGT05C0004384	TIGER	2012	TA12260	MT
TRAILER	1T9MSGT08C0004389	TIGER	2012	TA12261	MT
TRAILER	1T9MSAT01C0004490	TIGER	2012	TA12262	MT
TRAILER	1W9TS3920CL216174	WORLEY	2012	TA12263	MT
TRAILER	1W9TS3924CL216176	WORLEY	2012	TA12264	MT
TRAILER	1W9TS3923CL216170	WORLEY	2012	TA12265	MT
TRAILER	1W9PS4224CL216065	WORLEY	2012	TA12266	MT
TRAILER	1W9PS4226CL216066	WORLEY	2012	TA12267	MT
TRAILER	8A9A4PM25DB0ME017	QM Equipment	2013	TA12268	MT
TRAILER	8A9A4PM27DB0ME018	QM Equipment	2013	TA12269	MT
TRAILER	1W9TS3924DL216194	WORLEY	2013	TA12270	MT
TRAILER	1W9TS3925DL216186	WORLEY	2013	TA12271	MT
TRAILER	1W9TS3920DL216189	WORLEY	2013	TA12272	MT
TRAILER	1W9TS3923DL216199	WORLEY	2013	TA12273	MT
TRAILER	1W9TS3926DL216195	WORLEY	2013	TA12274	MT
TRAILER	1W9TS3928DL216196	WORLEY	2013	TA12275	MT
TRAILER	1W9TS3928DL216201	WORLEY	2013	TA12276	MT
TRAILER	1W9TS3929DL216188	WORLEY	2013	TA12277	MT
TRAILER	1W9TS3929DL216191	WORLEY	2013	TA12278	MT
TRAILER	8A9A3BV21AB0ME132	QM Equipment	2010	TA12279	MT
TRAILER	1W9TS3921DL216198	WORLEY	2013	TA12280	MT
TRAILER	1W9TS4337EL216229	WORLEY	2014	TA12281	MT
TRAILER	1W9TS3924EL216245	WORLEY	2014	TA12282	MT
TRAILER	1W9TS3925EL216240	WORLEY	2014	TA12283	MT
TRAILER	1W9TS3926EL216246	WORLEY	2014	TA12284	MT
TRAILER	1W9TS3928EL216247	WORLEY	2014	TA12285	MT
TRAILER	1W9TS3929EL216242	WORLEY	2014	TA12286	MT
TRAILER	1W9TS4338EL216224	WORLEY	2014	TA12287	MT
TRAILER	1W9TS4330EL216217	WORLEY	2014	TA12288	MT
TRAILER	1W9TS4330EL216220	WORLEY	2014	TA11141	MT

TRAILER	1W9TS3922EL216244	WORLEY	2014	TA11142	MT
TRAILER	1W9TS3923EL216205	WORLEY	2014	TA11143	MT

TRAILER	8A9A3BV29AB0ME136	QM Equipment	2011	TA11144	MT
TRAILER	8A9A3BV25BB0ME021	QM Equipment	2011	TA11145	MT
TRAILER	1W9TS4331FL216258	WORLEY	2015	TA11146	MT
TRAILER	1W9TS4332FL216267	WORLEY	2015	TA11147	MT
TRAILER	1W9TS3928FL216251	WORLEY	2015	TA11148	MT
TRAILER	1w9ts392XFL216252	WORLEY	2015	TA11149	MT
TRAILER	1W9TS433XFL216260	WORLEY	2015	TA11150	MT
TRAILER	1W9TS4331FL216261	WORLEY	2015	TA11151	MT
TRAILER	1W9TS4333FL216262	WORLEY	2015	TA11152	MT
TRAILER	1W9TS4334FL216271	WORLEY	2015	TA11153	MT
TRAILER	1W9TS4338FL216273	WORLEY	2015	TA11154	MT
TRAILER	1W9TS4334FL216268	WORLEY	2015	TA11155	MT
TRAILER	1W9TS4330FL216266	WORLEY	2015	TA11156	MT
TRAILER	1W9TS4332FL216270	WORLEY	2015	TA11157	MT
TRAILER	1W9TS4333FL216259	WORLEY	2015	TA11158	MT
TRAILER	1W9TS4335FL216263	WORLEY	2015	TA11159	MT
TRAILER	1W9TS4336FL216269	WORLEY	2015	TA11160	MT
TRAILER	1W9TS4336FL216272	WORLEY	2015	TA11161	MT
TRAILER	1W9TS4337FL216264	WORLEY	2015	TA11162	MT
TRAILER	1W9TS4339FL216265	WORLEY	2015	TA11163	MT
TRAILER	1W9TS4331GL216276	WORLEY	2016	TA11164	MT
TRAILER	1W9TS4335GL216281	WORLEY	2016	TA11165	MT
TRAILER	1W9TS4336GL216287	WORLEY	2016	TA11166	MT
TRAILER	1W9TS4334GL216286	WORLEY	2016	TA11167	MT
TRAILER	1W9TS4338GL216274	WORLEY	2016	TA11168	MT
TRAILER	1W9TS433XGL216275	WORLEY	2016	TA11169	MT
TRAILER	1W9TS4333GL216277	WORLEY	2016	TA11170	MT

TRAILER	1W9TS4339GL216283	WORLEY	2016	TA11192	MT
TRAILER	1W9TS4330GL216284	WORLEY	2016	TA11171	MT
TRAILER	1W9TS4332GL216285	WORLEY	2016	TA11172	MT
TRAILER	1W9TS4333GL216280	WORLEY	2016	TA11173	MT
TRAILER	1W9TS4335GL216278	WORLEY	2016	TA11174	MT
TRAILER	1W9TS4337GL216279	WORLEY	2016	TA11175	MT
TRAILER	1W9TS4337GL216282	WORLEY	2016	TA14797	MT
TRAILER	5DDKM2517K1009328	KALYN	2019	TA11177	MT

TRAILER	5DDKM4932F1007502	GULF COAST MFG	2019	TA11178	MT
TRAILER	2M5131401E1141634	MANAC	2014	6BL200	AB
TRAILER	1C9SC5326CM811237	CRYOVS	2012	6BL201	AB
TRAILER	2S9DA53588M115860	PROTNK	2007	6BL202	AB
TRAILER	2M5131409D1138608	MANAC	2013	6BL203	AB
TRAILER	2M513140191121762	MANAC	2009	6BL204	AB
TRAILER	2M5131400D1135497	MANAC	2013	6BL205	AB
TRAILER	2M5131402D1135498	MANAC	2013	6BL206	AB
TRAILER	2M513140951102287	MANAC	2004	6BL207	AB
TRAILER	2M5131464E1143270	MANAC	2014	6BL182	AB
TRAILER	2M5131468E1143269	MANAC	2014	6BL208	AB
TRAILER	1PMS34336C1039554	POLAR TANK	2012	6CB020	AB
TRAILER	1PMS34338C1039555	POLAR TANK	2012	6BL209	AB
TRAILER	1PMS3433XC1039556	POLAR TANK	2012	6BL210	AB
TRAILER	1W9TS3920EL216243	WORLEY	2014	TA11180	MT
TRAILER	1W9TS3920DL216192	WORLEY	2013	TA11181	MT
TRAILER	3PBC3U62X81001031	OPERBUS	2008	TA13741	MT
TRAILER	1M91P39276A211010	MERTZ	2006	TA13742	MT
TRAILER	2AEBCREH21R000257	ADVANCE ENGINEERED	2001	6DH889	AB
TRAILER	2AEBCREH51R000253	ADVANCE ENGINEERED	2001	6DH890	AB
TRAILER	1S9AL15B6AH474007	Stephens Pneumatics	2010	6DH891	AB

TRAILER	8A9A3BV22BB0ME011	QM Equipment	2018	TA13952	MT
TRAILER	1S9AL15B7DH474134	Stephens Pneumatics	2013	TA13667	MT
TRAILER	8A9A3BV23BB0ME020	QM Equipment	2011	TA13745	MT
TRAILER	1L01B452581166408	ENRFLW	2009	TA13668	MT
TRAILER	1W9TS39281L216047	WORLEY	2001	TA13746	MT
TRAILER	1W9TS39246L216098	WORLEY	2006	TA13747	MT
TRAILER	1W9TS39228L216104	WORLEY	2008	TA13748	MT
TRAILER	1W9TS39229L216122	WORLEY	2010	TA13749	MT
TRAILER	5HTHA4026B5D23868	HEIL TRAILERS	2011	TA13669	MT
TRAILER	1W9TS3928BL216146	WORLEY	2011	TA13750	MT
TRAILER	1W9TS39211L216066	WORLEY	2001	TA13751	MT
TRAILER	1W9TS3929AL216140	WORLEY	2010	TA13752	MT
TRAILER	1W9TS3922BL216160	WORLEY	2011	TA13753	MT
TRAILER	5HTHA4026C5D24245	HEIL TRAILERS	2012	TA13670	MT

TRAILER	1W9TS3921EL216204	WORLEY	2014	TA13754	MT
TRAILER	5HTHA4021C5D24234	HEIL TRAILERS	2011	TA13671	MT
TRAILER	16WTC40212A134283	West Mark	2002	TA13672	MT
TRAILER	1W9TS3922CL216175	WORLEY	2012	TA13755	MT
TRAILER	1W9TS4331EL216226	WORLEY	2014	TA13756	MT
TRAILER	1WC200G25Y2041642	WELLS CARGO	2002	TA13673	MT
TRAILER	1C9SC4430CM810151	Cryogenic Vessel Alternatives (CVA)	2012	6DH875	AB
TRAILER	1C9SC4430DM810023	Cryogenic Vessel Alternatives (CVA)	2013	6DH876	AB
TRAILER	1C9SC44314M810080	Cryogenic Vessel Alternatives (CVA)	2004	6DH877	AB
TRAILER	1C9SC44375M810229	Cryogenic Vessel Alternatives (CVA)	2006	6DH878	AB
TRAILER	1C9SC5320CM811220	Cryogenic Vessel Alternatives (CVA)	2012	6DH879	AB
TRAILER	1C9SC53214M810076	Cryogenic Vessel Alternatives (CVA)	2004	6DH880	AB
TRAILER	1C9SC53225M810153	Cryogenic Vessel Alternatives (CVA)	2005	6DH881	AB
TRAILER	1C9SC53235M810114	Cryogenic Vessel Alternatives (CVA)	2005	6DH882	AB
TRAILER	1C9SC53264M810056	Cryogenic Vessel Alternatives (CVA)	2004	6DH883	AB

TRAILER	1C9SC5327CM811165	Cryogenic Vessel Alternatives (CVA)	2012	6DH884	AB
TRAILER	1C9SC53284M810060	Cryogenic Vessel Alternatives (CVA)	2004	6DH885	AB
TRAILER	1C9SC53295M810117	Cryogenic Vessel Alternatives (CVA)	2005	6DH886	AB
TRAILER	1C9SC53295M810179	Cryogenic Vessel Alternatives (CVA)	2005	6DH887	AB
TRAILER	1C9SC532X5M810174	Cryogenic Vessel Alternatives (CVA)	2006	6DH888	AB
TRAILER	1S9AL15C6EH474216	Stephens Pnuematics	2014	6DH892	AB
TRAILER	1C9SC5321CM810125	Cryogenic Vessel Alternatives (CVA)	2012	6DH893	AB
TRAILER	1C9SC5328CM810140	Cryogenic Vessel Alternatives (CVA)	2012	6DH894	AB
TRAILER	1C9SC5321DM810028	Cryogenic Vessel Alternatives (CVA)	2013	6DH895	AB
TRAILER	1C9SC5322DM810040	Cryogenic Vessel Alternatives (CVA)	2013	6DH896	AB
TRAILER	1C9SC5323CM810126	Cryogenic Vessel Alternatives (CVA)	2013	6DH900	AB
TRAILER	1C9SC5323CM810143	Cryogenic Vessel Alternatives (CVA)	2012	6DH901	AB
TRAILER	1C9SC5323DM810029	Cryogenic Vessel Alternatives (CVA)	2013	6DH902	AB
TRAILER	1C9SC5324CM811236	Cryogenic Vessel Alternatives (CVA)	2012	6DH903	AB
TRAILER	1C9SC5324DM810038	Cryogenic Vessel Alternatives (CVA)	2013	6DH904	AB
TRAILER	1C9SC5325CM810144	Cryogenic Vessel Alternatives (CVA)	2012	6DH905	AB
TRAILER	1C9SC5325DM810047	Cryogenic Vessel Alternatives (CVA)	2013	6DH906	AB
TRAILER	1C9SC5326CM810086	Cryogenic Vessel Alternatives (CVA)	2012	6DH907	AB
TRAILER	1C9SC5326DM810039	Cryogenic Vessel Alternatives (CVA)	2013	6DH908	AB
TRAILER	1C9SC5326DM810042	Cryogenic Vessel Alternatives (CVA)	2013	6DH909	AB

TRAILER	1C9SC5327CM810145	Cryogenic Vessel Alternatives (CVA)	2013	6DH911	AB
TRAILER	1C9SC53288M810761	Cryogenic Vessel Alternatives (CVA)	2009	6DH910	AB
TRAILER	1C9SC5329DM810066	Cryogenic Vessel Alternatives (CVA)	2013	6DH912	AB
TRAILER	1C9SC532XDM810027	Cryogenic Vessel Alternatives (CVA)	2013	6DH913	AB
TRAILER	1C9SC532XDM810030	Cryogenic Vessel Alternatives (CVA)	2013	6DH914	AB
BODY LOAD	1NPAXBEX87D731577	PETERBILT 357	2007	SA03470	MT
TRAILER	C06477	SLB	1977	TA13976	MT
TRAILER	C40581	SLB	1982	TA13977	MT
TRAILER	1C9SC5327DM810048	STEWART & STEVENSON	2013	6DH867	AB

TRAILER	1L73E4622LAB01619	LIDDELL	2004	6BL213	AB
TRAILER	2M5131408C1128358	GENBD	2011	6DH873	AB
TRAILER	2M5131405E1141636	MANAC	2013	63L546	AB
TRAILER	1C9LB4129CK883548	Surefire BLENDER	2011	TA08430	MT
TRAILER	1C9LB4122CK883584	Surefire BLENDER	2012	TA08431	MT
TRAILER	1C9LB4124CK883585	Surefire BLENDER	2012	TA08574	MT
TRAILER	1C9LB4122CK883617	Surefire SBF0120OW	2012	TA08575	MT
TRAILER	1C9LB4127DK883712	Surefire LOWBOY	2013	TA06148	MT
TRAILER	1C9LB412XCK883672	GENE TL	2012	TA06149	MT
TRAILER	1C9LB4127DK883825	Surefire SBF0120OW	2014	TA08576	MT
TRAILER	1C9LB4121EK883840	Surefire BLENDER	2014	TA08577	MT
TRAILER	1A9L74122EA245274	ATOKA	2014	TA08578	MT
TRAILER	1A9L74129EA245272	ATOKA	2014	TA08579	MT
TRAILER	1A9L74123EA245414	ATOKA	2014	TA08580	MT
TRAILER	1A9L74126EA245388	ATOKA	2014	TA08581	MT
TRAILER	1M91S3928BA211899	STEWART & STEVENSON	2011	TA06443	MT
TRAILER	1M91S392XBA211897	STEWART & STEVENSON	2011	TA04561	MT
TRAILER	1M91S3929BA211907	STEWART & STEVENSON	2011	TA04560	MT
TRAILER	1M91S3923BA211935	STEWART & STEVENSON	2011	TA06442	MT
TRAILER	1M91S3925BA211936	STEWART & STEVENSON	2011	TA08843	MT
TRAILER	1M91S3926BA211959	STEWART & STEVENSON	2011	TA04557	MT
TRAILER	1M91S3920BA211956	STEWART & STEVENSON	2011	TA08835	MT
TRAILER	1M91S3924BA211992	STEWART & STEVENSON	2011	TA02801	MT
TRAILER	1M91S3922CA211023	STEWART & STEVENSON	2012	TA02799	MT
TRAILER	1M91S3926CA211025	STEWART & STEVENSON	2012	TA04558	MT
TRAILER	1M91S3924BA211944	STEWART & STEVENSON	2011	TA05356	MT

TRAILER	1M91S3928BA211946	STEWART & STEVENSON	2011	TA05357	MT
TRAILER	1M91S3925CA211078	STEWART & STEVENSON	2013	TA08844	MT
TRAILER	1A9L74129EA245580	ATOKA	2014	TA06162	MT

TRAILER	1A9L74122EA245579	ATOKA	2014	TA06163	MT
TRAILER	1LH135RHXH1024344	Landoll 135‐2‐41	2017	TA06618	MT
TRAILER	1A9L74125EA245589	ATOKA	2014	TA06542	MT
TRAILER	1A9L74123EA245588	ATOKA	2014	TA06541	MT
TRAILER	1LH135RH2H1024399	Landoll 135‐2‐41	2017	TA06723	MT
TRAILER	1LH135RH0H1024398	Landoll 135‐2‐41	2017	TA06722	MT
TRAILER	1LH135RH0H1024448	Landoll 135‐2‐41	2017	TEMP	MT
TRAILER	1LH135RH2H1024449	Landoll 135‐2‐41	2017	TEMP	MT
TRAILER	1LH135RH9H1024450	Landoll 135‐2‐41	2017	TA06824	MT
TRAILER	1LH135RH7H1024611	Landoll 135‐2‐41	2017	TA07012	MT
TRAILER	1LH135RH1H1024751	Landoll 135‐2‐41	2017	TA07238	MT
TRAILER	1LH135RH1H1024846	Landoll 135‐2‐241	2017	TA07389	MT
TRAILER	1LH135TH0K1027155	Landoll 135‐2‐47	2019	TA09368	MT
TRAILER	1N9N7B824ET311164	NRG	2014	TA07230	MT
TRAILER	1N9N7B822ET311163	NRG	2014	TA07231	MT
TRAILER	1LH135TH2K1027156	Landoll 135247	2019	TA10884	MT
TRAILER	1LH135TH4K1027157	Landoll 135‐2‐47	2019	TA09929	MT
TRAILER	1LH135TH6K1027158	Landoll 135‐2‐47	2019	TA09966	MT
TRAILER	1LH135TH7K1026486	Landoll 135‐2‐47	2019	TA08780	MT
TRAILER	1LH135TH5K1026485	Landoll 135‐2‐241	2019	TA08781	MT
TRAILER	1LH135TH0K1026894	Landoll 135‐2‐41	2019	TA08867	MT
TRAILER	1LH135TH2K1026895	Landoll 135‐2‐41	2019	TA09003	MT
TRAILER	1LH135TH4K1026896	Landoll 135‐2‐41	2019	TA09055	MT
TRAILER	1LH135TH6K1026897	Landoll 135‐2‐41	2019	TA09057	MT
TRAILER	1LH135TH7K1027153	Landoll J FRAME	2019	TA09189	MT
TRAILER	1LH135TH9K1027154	Landoll 135‐2‐47	2019	TA09197	MT
TRAILER	5DDKM523XH1008576	KALYN	2017	TA11182	MT
TRAILER	5DDKM5239H1008665	KALYN	2017	TA11184	MT
TRAILER	5DDKM523XJ1008759	KALYN	2018	TA11185	MT
TRAILER	5DDKM5233H1008662	KALYN	2017	TA11186	MT

TRAILER	5DDKM523XH1008531	KALYN	2017	TA11187	MT
TRAILER	5DDKM5235H1008579	KALYN	2017	TA11188	MT

TRAILER	3PBS1U621E1003375	OPERBUS	2014	TA11189	MT
TRAILER	5DDKM5237H1008664	KALYN	2017	TA11190	MT
TRAILER	1M91P422XBA211478	MERTZ	2011	TA11193	MT
TRAILER	5DDKM5231H1008577	KALYN	2017	TA11194	MT
TRAILER	5DDKM5231H1008529	KALYN	2017	TA11195	MT
TRAILER	5DDKM5230H1008666	KALYN	2017	TA11197	MT
TRAILER	5DDKM5236J1008760	KALYN	2018	TA13551	MT
TRAILER	1M91P4221AA211321	MERTZ	2011	TA11198	MT
TRAILER	5DDKM4221C1006127	KALYN	2012	TA11199	MT
TRAILER	1M91P4229AA211308	MERTZ	2010	TA11200	MT
TRAILER	5DDKM4321E1007182	KALYN	2014	TA11201	MT
TRAILER	5DDKM4322E1006994	KALYN	2014	TA11202	MT
TRAILER	1M91P4225AA211306	MERTZ	2010	TA11203	MT
TRAILER	1M91P4222BA211345	MERTZ	2011	TA11204	MT
TRAILER	3PBS1U624E1003323	OPERBUS	2014	TA11205	MT
TRAILER	5DDKM4320E1006993	KALYN	2014	TA11206	MT
TRAILER	3PBS1U62XE1003312	OPERBUS	2014	TA11207	MT
TRAILER	1M91P4228AA211302	MERTZ	2010	TA11208	MT
TRAILER	5DDKM5234H1008668	KALYN	2017	TA11209	MT
TRAILER	1M91P4222CA211590	MERTZ	2012	TA11210	MT
TRAILER	1M91P4226BA211512	MERTZ	2012	TA11211	MT
TRAILER	5DDKM3828F1007524	KALYN	2015	TA11212	MT
TRAILER	PF9T142256A001003	SHOP (SLB)	2007	TA11213	MT
TRAILER	1M91P4224CA211591	MERTZ	2012	TA11215	MT
TRAILER	5DDKM4229C1006067	KALYN	2012	TA11216	MT
TRAILER	5DDKM422XD1006161	KALYN	2013	TA11217	MT
TRAILER	3PBS1U620E1003321	OPERBUS	2014	TA11218	MT

TRAILER	5DDKM4325E1007184	KALYN	2014	TA11219	MT
TRAILER	5DDKM4329F1007948	KALYN	2015	TA11220	MT
TRAILER	5DDKM4224D1006172	KALYN	2013	TA11221	MT
TRAILER	5DDKM4322F1007824	KALYN	2015	TA11222	MT
TRAILER	5DDKM4222D1006171	KALYN	2013	TA11223	MT
TRAILER	1M91P4227BA211535	MERTZ	2011	TA11224	MT
TRAILER	5DDKM4220C1006023	KALYN	2012	TA11225	MT
TRAILER	5DDKM5233J1008764	KALYN	2017	TA11228	MT

TRAILER	5DDKM5232H1008667	KALYN	2017	TA11229	MT
TRAILER	5DDKM5238H1008530	KALYN 101	2017	TA11230	MT
TRAILER	5DDKM5235H1008663	KALYN	2017	TA11231	MT
TRAILER	1M91P4228AA211316	MERTZ	2010	TA11235	MT
TRAILER	1M91P4222AA211313	MERTZ	2010	TA11236	MT
TRAILER	1M91P42299A211286	MERTZ	2010	TA13561	MT
TRAILER	5DDKM5238J1008758	KALYN	2018	TA11237	MT
TRAILER	5DDKM4324E1007225	KALYN	2014	TA11238	MT
TRAILER	5DDKM4327E1006943	KALYN	2014	TA11239	MT
TRAILER	1M91P42238A211251	MERTZ	2009	TA11240	MT
TRAILER	1M91P4228BA211513	MERTZ	2012	TA12289	MT
TRAILER	5DDKM422XD1006158	KALYN	2012	TA12290	MT
TRAILER	5DDKM5236H1008669	KALYN	2017	TA12291	MT
TRAILER	1M91P4221BA211501	MERTZ	2012	TA12292	MT
TRAILER	1A9L743276A245902	ATOKA	2006	TA12293	MT
TRAILER	3PBS1U627E1003316	OPERBUS	2011	TA12294	MT
TRAILER	1M91P4229BA211326	MERTZ	2011	TA12295	MT
TRAILER	1M91P4221BA211451	MERTZ	2011	TA12296	MT
TRAILER	3PBS1U62XE1003326	OPERBUS	2014	TA12297	MT
TRAILER	1M91P4229BA211536	MERTZ	2011	TA14294	MT
TRAILER	1TKB043217M118969	TRAIL KING	2010	TA12299	MT

TRAILER	5DDKM4323E1007197	KALYN	2014	TA12300	MT
TRAILER	5DDKM3823F1007530	KALYN	2015	TA12301	MT
TRAILER	5DDKM5233H1008578	KALYN	2017	TA12302	MT
TRAILER	1M91P42219A211279	MERTZ	2011	TA12303	MT
TRAILER	5DDKM5231J1008763	KALYN	2018	TA12304	MT
TRAILER	5DDKM5238J1008761	KALYN	2018	TA12305	MT
TRAILER	5DDKM5237J1008671	KALYN	2018	TA12306	MT
TRAILER	5DDKM5234J1008756	KALYN	2018	TA12307	MT
TRAILER	1TKB043247M118965	TRAIL KING	2007	TA12308	MT
TRAILER	5DDKM3829E1007210	KALYN	2014	TA12310	MT
TRAILER	5DDKM5236J1008757	KALYN	2018	TA12311	MT
TRAILER	5DDKM5235J1008670	KALYN	2018	TA12312	MT
TRAILER	5DDKM523XJ1008762	KALYN	2018	TA12313	MT
TRAILER	5DDKM5235J1008765	KALYN	2018	TA12314	MT

TRAILER	5DDKM4223C1005996	KALYN	2012	TA12315	MT
TRAILER	PF9T142236A001002	SHOP	2006	TA12316	MT
TRAILER	1TKB043267M118966	TRAIL KING	2007	TA12317	MT
TRAILER	1TKB043287M087669	TRAIL KING	2007	TA12318	MT
TRAILER	3PBS1U623E1003328	OPERBUS	2014	TA12319	MT
TRAILER	3PBS1U623E1003314	OPERBUS	2014	TA12320	MT
TRAILER	5DDKM4323E1007183	KALYN	2014	TA12321	MT
TRAILER	1TKB043288W123351	TRAIL KING	2008	TA12322	MT
TRAILER	1M91P42298A211156	MERTZ	2008	TA12323	MT
BODY LOAD	1NKDL00X0AR269486	KENWORTH	2010	CJB9650	AB
BODY LOAD	1NKDL00X5AR264400	KENWORTH	2010	CJB9651	AB
BODY LOAD	1NKDL00X2AR269487	KENWORTH	2010	CJB9652	AB
BODY LOAD	1NKDL00X4AJ275919	KENWORTH	2011	CJB9653	AB
BODY LOAD	1NKDL70X3CJ308713	KENWORTH	2011	CJB9654	AB
BODY LOAD	1NKDL70X0CJ329213	KENWORTH	2012	CJB9655	AB

BODY LOAD	1NKDL00X2AR264399	KENWORTH	2009	CJB9656	AB
BODY LOAD	1NKDL00X9AJ275916	KENWORTH	2010	CJB9657	AB
BODY LOAD	1NKDL00X0AJ275917	KENWORTH	2010	CJB9658	AB
BODY LOAD	1NKDL00X2AJ275918	KENWORTH	2011	CJB9659	AB
BODY LOAD	1NKDL70X4CJ322667	KENWORTH	2012	CJB9660	AB
BODY LOAD	1NKDL70X9DR362553	KENWORTH	2013	CJB9661	AB
TRAILER	3PBS1U622E1003322	OPERBUS	2014	6BL211	AB
TRAILER	5DDKM3535G1008483	KALYN	2016	6BL212	AB
TRAILER	5DDKM3533G1008482	KALYN	2016	6BL214	AB
TRAILER	5DDKM3823F1007527	SLB (KALYN?)	2014	6BL215	AB
TRAILER	5DDKM4634C1006139	KALYN	2013	6BL216	AB
TRAILER	5DDKM4732K1009294	KALYN	2018	6BL217	AB
TRAILER	4LF23920253527700	FONTA	2005	TA13674	MT
TRAILER	5DDKM382XD1006629	KALYN	2013	TA13675	MT
TRAILER	5DDKM5234L1009957	KALYN	2019	TA13953	MT
TRAILER	4LF24220453527427	KALYN (FONTA?)	2005	TA13676	MT
TRAILER	1TKB0432X8W123349	KALYN (TRAIL KING?)	2008	TA13677	MT
TRAILER	1TKB0432X8W123352	KALYN (TRAIL KING?)	2009	TA13678	MT
TRAILER	1M91P422X9A211281	KALYN (MERTZ?)	2010	TA13771	MT
TRAILER	1M91P4221AA211304	KALYN (MERTZ?)	2011	TA13772	MT

TRAILER	1M91P4223BA211323	KALYN (MERTZ?)	2011	TA13773	MT
TRAILER	1M91P42279A211285	KALYN (MERTZ?)	2011	TA13774	MT
TRAILER	1M91P422X9A211278	STEWART & STEVENSON	2009	TA13775	MT
TRAILER	5DDKM4227C1005936	KALYN	2012	TA13679	MT
BODY LOAD	1NKDL00X7AJ275915	KNWRT	2010	CJM6815	AB
BODY LOAD	1NKDL00X0AJ275920	KNWRT	2011	CJM6816	AB
TRAILER	4LF24220453527430	FONTA	2005	TA13680	MT
TRAILER	1M91P4224BA211511	MERTZ	2012	TA13776	MT
TRAILER	1TKB043287M118970	TRAIL KING	2007	TA13681	MT

TRAILER	1M91P4228BA211561	MERTZ	2012	TA13777	MT
TRAILER	5DDKM4320G1008052	KALYN	2015	TA13682	MT
TRAILER	2TLHB4138DB005212	KALYN	2012	6DH915	AB
TRAILER	1TKB043287M118969	TRAIL KING	2010	TA13973	MT
TRAILER	203116235	Surefire SSF‐300‐P	2011	TA08665	MT
TRAILER	203118640	Surefire SSF‐300‐P	2011	TA08670	MT
TRAILER	104118683	Surefire SSF‐300‐C	2011	TA08671	MT
TRAILER	4E7PA4225CABA3369	Vantage P‐42‐1000	2011	TA08582	MT
TRAILER	4E7PA4221CABA3370	Vantage P‐42‐1000	2011	TA08583	MT
TRAILER	2402126407	Continental SAND KING 3000	2012	TA08672	MT
TRAILER	610119069	Convey‐All TCSS‐1435	2011	TA08673	MT
TRAILER	2402126406	Continental SAND KING 3000	2012	TA08676	MT
TRAILER	2402126408	Continental SAND KING 3000	2012	TA08677	MT
TRAILER	1601139797	Continental Drop Deck	2013	TA08680	MT
TRAILER	4E7PA4224CABA3511	Vantage TL	2012	TA08584	MT
TRAILER	4E7PA4226CABA3512	Vantage TL	2012	TA08585	MT
TRAILER	2112129787	Continental	2012	TA08681	MT
TRAILER	1601136442	Continental Drop Deck	2013	TA08682	MT
TRAILER	1601136443	Continental	2013	TA08683	MT
TRAILER	1601136445	Continental	2013	TA08685	MT
TRAILER	1601136449	Continental 12R491536	2013	TA08688	MT
TRAILER	10121310517	Convey‐All	2013	TA08694	MT
TRAILER	1CPSB6620E1109598	Cambelt International	2014	TA08586	MT
TRAILER	1C9SB6627E1109596	Cambelt International	2014	TA08587	MT
TRAILER	1C9SB6629E1109597	Cambelt International	2014	TA08588	MT
TRAILER	1C9SB6622E1109604	Continental	2014	TA08589	MT

TRAILER	1C9SB6621E1109609	Continental	2014	TA08590	MT
TRAILER	1UNST5920CA093763	Dragon	2012	TA05479	MT
TRAILER	2705034755	Convey‐All	2004

TRAILER	17794	Crust Buster	2012
TRAILER	1905045305	Conveyall	2004
TRAILER	65087096	Convey‐All	2008
TRAILER	1B9WS4921CT287049	Appco MS‐82‐30	2012	TA02777	MT
TRAILER	1B9WS4928FT287019	Appco MS‐82‐30	2015	TA05951	MT
TRAILER	4S9CJE207GA435001	Superior Industries	2016	TA10400	MT
TRAILER	4S9CJE209GA435002	Superior Industries	2016	TA06155	MT
TRAILER	4S9CJE201GA435009	Superior Industries	2016	TA06156	MT
TRAILER	4S9CJE208GA435010	Superior Industries	2016	TA06157	MT
TRAILER	4S9CJE204GA435005	Superior Industries	2016	TA09969	MT
TRAILER	4S9CJE20XGA435011	Superior Industries	2016	TA08831	MT
TRAILER	4S9CJE201GA435012	Superior Industries	2016	TA13917	MT
TRAILER	4S9CJE209GA435016	Superior Industries	2016	TA06434	MT
TRAILER	4S9CJE206GA435006	Superior Industries	2016	TA09481	MT
TRAILER	4S9CJE207GA435015	Superior Industries	2016	TA06429	MT
TRAILER	4S9CJE200GA435017	Superior Industries	2017	TA06430	MT
TRAILER	4S9CJE202GA435018	Superior Industries	2017	TA07032	MT
TRAILER	4S9CJE202GA435021	Superior Industries	2017	TA09035	MT
TRAILER	4S9CJE204GA435022	Superior Industries	2017	TA06433	MT
TRAILER	4S9CJE205HA435001	Superior Industries	2017	TA06358	MT
TRAILER	4S9CJE207HA435002	Superior Industries	2017	TA06359	MT
TRAILER	4S9CJE206HA435007	Superior Industries	2017	TA08307	MT
TRAILER	4S9CJE208HA435008	Superior Industries	2017	TA08308	MT
TRAILER	4S9CJE20XHA435009	Superior Industries	2017	TA06495	MT
TRAILER	4S9CJE206HA435010	Superior Industries	2017	TA09970	MT
TRAILER	4S9CJE208HA435011	Superior Industries	2017	TA07410	MT
TRAILER	4S9CJE20XHA435012	Superior Industries	2017	TA09972	MT
TRAILER	4S9CJE205HA435015	Superior Industries	2017	TA08276	MT
TRAILER	4S9CJE200HA435004	Superior Industries	2017	TA08277	MT

TRAILER	4S9CJE209HA435017	Superior Industries	2017	TA06527	MT
TRAILER	4S9CJE200HA435018	Superior Industries	2017	TA06528	MT
TRAILER	4S9CJE202HA435019	Superior Industries	2017	TA06529	MT

TRAILER	4S9CJE209HA435020	Superior Industries	2017	TA14632	MT
TRAILER	4S9CJE200HA435021	Superior Industries	2017	TA07160	MT
TRAILER	4S9CJE202HA435022	Superior Industries	2017	TA07165	MT
TRAILER	4S9CJE203HA435028	Superior Industries	2017	TA09971	MT
TRAILER	4S9CJE205HA435029	Superior Industries	2017	TA08842	MT
TRAILER	4S9CJE201HA435030	Superior Industries	2017	TA06729	MT
TRAILER	4S9CJE205HA435032	Superior Industries	2017	TA06733	MT
TRAILER	4S9CJE203HA435031	Superior Industries	2017	TA06730	MT
TRAILER	4S9CJE20XHA435043	Superior Industries	2017	TA13666	MT
TRAILER	4S9CJE201HA435044	Superior Industries	2017	TA06845	MT
TRAILER	4S9CJE200HA435049	Superior Industries	2017	TA06873	MT
TRAILER	4S9CJE207HA435050	Superior Industries	2017	TA06874	MT
TRAILER	4S9CJE202HA435053	Superior Industries	2017	TA07013	MT
TRAILER	4S9CJE204HA435054	Superior Industries	2017	TA09478	MT
TRAILER	4S9CJE203HA435059	Superior Industries	2017	TA07015	MT
TRAILER	4S9CJE205HA435063	Superior Industries	2017	TA07016	MT
TRAILER	4S9CJE207HA435064	Superior Industries	2017	TA07017	MT
TRAILER	4S9CJE209HA435065	Superior Industries	2017	TA07260	MT
TRAILER	4S9CJE200HA435066	Superior Industries	2017	TA14704	MT
TRAILER	4S9CJE206HA435069	Superior Industries	2017	TA07291	MT
TRAILER	4S9CJE202HA435070	Superior Industries	2017	TA07292	MT
TRAILER	4S9CJE206JA435014	Superior Industries	2018	TA14437	MT
TRAILER	4S9CJE208JA435015	Superior Industries	2018	TA07751	MT
TRAILER	4S9CJE206JA435028	CONVEYOR	2018	TA08098	MT
TRAILER	4S9CJE208JA435029	Superior Industries	2018	TA08099	MT
TRAILER	4S9CJE206HA435038	CONVEYOR	2018	TA08309	MT

TRAILER	2M5121227M1198619	Manac	2021	TA10263	MT
TRAILER	1B9WS56245T287042	BESSER	2005	TA12324	MT
TRAILER	1B9WS60229T287031	BESSER	2009	TA12325	MT
TRAILER	1B9WS56266T287131	BESSER	2006	TA12326	MT
TRAILER	1B9WS6021CT287058	APPCO	2012	TA12327	MT
TRAILER	1B9WS6028BT287055	APPCO	2011	TA12328	MT
TRAILER	1B9WS6020CT287021	APPCO	2012	TA12329	MT
TRAILER	1B9WS6024AT287200	APPCO	2010	TA12330	MT
TRAILER	1B9WS6024AT287102	BESSER	2010	TA12331	MT

TRAILER	1B9WS6026CT287136	APPCO	2012	TA12332	MT
TRAILER	1B9WS6027CT287274	APPCO	2012	TA12333	MT
TRAILER	1B9WS6023CT287076	BESSER	2012	TA12334	MT
TRAILER	5DDKM2921H1008672	KALYN	2017	TA12335	MT
TRAILER	LJRC4326XH1044025	CIMC	2017	TA12336	MT
TRAILER	LJRC43261H1044009	NATIONAL CHASSIS	2018	TA12337	MT
TRAILER	LJRC43264H1044053	NATIONAL CHASSIS	2018	TA12338	MT
TRAILER	LJRC43263H1044027	NATIONAL CHASSIS	2018	TA12339	MT
TRAILER	LJRC43263H1045209	NATIONAL CHASSIS	2017	TA12340	MT
TRAILER	LJRC43263H1045193	NATIONAL CHASSIS	2017	TA12341	MT
TRAILER	LJRC43267H1044077	NATIONAL CHASSIS	2018	TA12342	MT
TRAILER	LJRC43264H1044098	NATIONAL CHASSIS	2017	TA12343	MT
TRAILER	LJRC43261H1044043	NATIONAL CHASSIS	2017	TA12344	MT
TRAILER	LJRC43265H1044062	NATIONAL CHASSIS	2017	TA12345	MT
TRAILER	LJRC43263H1044044	CIMC	2017	TA12346	MT
TRAILER	LJRC43265H1044031	NATIONAL CHASSIS	2017	TA12347	MT
TRAILER	LJRC43262H1038753	CIMC	2017	TA12348	MT
TRAILER	LJRC43264H1038754	CIMC	2017	TA12349	MT
TRAILER	LJRC43268H1044010	NATIONAL CHASSIS	2018	TA12350	MT
TRAILER	LJRC4326XH1044039	CIMC	2017	TA12351	MT

TRAILER	LJRC43269H1044047	CIMC	2017	TA12352	MT
TRAILER	LJRC43260H1044065	CIMC	2017	TA12353	MT
TRAILER	LJRC4326XH1044056	CIMC	2017	TA12354	MT
TRAILER	LJRC43263H1044075	NATIONAL CHASSIS	2017	TA12355	MT
TRAILER	LJRC43260H1044051	NATIONAL CHASSIS	2017	TA12356	MT
TRAILER	LJRC43267H1044029	CIMC	2017	TA12357	MT
TRAILER	LJRC43264H1044084	NATIONAL CHASSIS	2017	TA12358	MT
TRAILER	LJRC43262H1044102	CIMC	2017	TA12359	MT
TRAILER	LJRC43262H1044049	CIMC	2017	TA12360	MT
TRAILER	LJRC43266H1044040	NATIONAL CHASSIS	2017	TA12361	MT
TRAILER	LJRC43264H1044067	NATIONAL CHASSIS	2017	TA12362	MT
TRAILER	LJRC43262H1044035	NATIONAL CHASSIS	2017	TA12363	MT
TRAILER	LJRC43264H1044103	NATIONAL CHASSIS	2017	TA12364	MT
TRAILER	LJRC43261H1044091	NATIONAL CHASSIS	2017	TA14905	MT
TRAILER	LJRC43268H1044055	NATIONAL CHASSIS	2018	TA12366	MT

TRAILER	LJRC43265H1044059	NATIONAL CHASSIS	2017	TA12367	MT
TRAILER	LJRC43268H1044086	NATIONAL CHASSIS	2018	TA12368	MT
TRAILER	LJRC4326XH1044090	CIMC	2017	TA12369	MT
TRAILER	LJRC4326XH1044042	CIMC	2017	TA12370	MT
TRAILER	LJRC43268H1045206	NATIONAL CHASSIS	2018	TA12371	MT
TRAILER	LJRC43268H1044007	NATIONAL CHASSIS	2018	TA12372	MT
TRAILER	LJRC43261H1045211	CIMC	2017	TA12373	MT
TRAILER	LJRC43260H1044079	CIMC	2017	TA12374	MT
TRAILER	LJRC43267H1045245	NATIONAL CHASSIS	2018	TA12375	MT
TRAILER	LJRC43265H1045194	NATIONAL CHASSIS	2017	TA12376	MT
TRAILER	LJRC43267H1045195	CIMC	2017	TA12377	MT
TRAILER	LJRC43262H1045203	NATIONAL CHASSIS	2017	TA12378	MT
TRAILER	LJRC43266H1045205	CIMC	2017	TA12379	MT
TRAILER	LJRC43269H1045215	CIMC	2017	TA12380	MT

TRAILER	LJRC43262H1045220	CIMC	2017	TA12381	MT
TRAILER	LJRC43268H1045237	NATIONAL CHASSIS	2018	TA12382	MT
TRAILER	LJRC43262H1045248	NATIONAL CHASSIS	2017	TA12383	MT
TRAILER	LJRC43262H1045265	NATIONAL CHASSIS	2017	TA12384	MT
TRAILER	LJRC43260H1045183	NATIONAL CHASSIS	2017	TA12385	MT
TRAILER	LJRC43261H1045208	CIMC	2017	TA12386	MT
TRAILER	LJRC43266H1045219	CIMC	2017	TA12387	MT
TRAILER	LJRC43261H1045239	CIMC	2017	TA12388	MT
TRAILER	LJRC43267H1038750	CIMC	2017	TA12389	MT
TRAILER	LJRC43267H1044015	NATIONAL CHASSIS	2017	TA12390	MT
TRAILER	LJRC43260H1044020	NATIONAL CHASSIS	2017	TA12391	MT
TRAILER	LJRC43266H1044023	NATIONAL CHASSIS	2017	TA12392	MT
TRAILER	LJRC43268H1044024	NATIONAL CHASSIS	2018	TA12393	MT
TRAILER	LJRC43263H1044030	NATIONAL CHASSIS	2017	TA12394	MT
TRAILER	LJRC43261H1044057	NATIONAL CHASSIS	2018	TA12395	MT
TRAILER	LJRC4326XH1045210	CIMC	2017	TA12396	MT
TRAILER	LJRC43263H1045212	NATIONAL CHASSIS	2017	TA12397	MT
TRAILER	LJRC43268H1045240	NATIONAL CHASSIS	2017	TA12398	MT
TRAILER	LJRC43266H1045267	NATIONAL CHASSIS	2017	TA12399	MT
TRAILER	LJRC43268H1045271	NATIONAL CHASSIS	2018	TA12400	MT
TRAILER	LJRC43261H1044088	NATIONAL CHASSIS	2017	TA12401	MT

TRAILER	LJRC43266H1044054	NATIONAL CHASSIS	2018	TA12402	MT
TRAILER	LJRC43266H1044006	NATIONAL CHASSIS	2017	TA12403	MT
TRAILER	LJRC43260H1045216	NATIONAL CHASSIS	2018	TA12404	MT
TRAILER	LJRC43266H1038755	NATIONAL CHASSIS	2017	TA12405	MT
TRAILER	LJRC43268H1038756	NATIONAL CHASSIS	2018	TA12406	MT
TRAILER	LJRC43261H1044012	NATIONAL CHASSIS	2017	TA12407	MT
TRAILER	LJRC43263H1044013	NATIONAL CHASSIS	2018	TA12408	MT
TRAILER	LJRC43262H1044021	NATIONAL CHASSIS	2017	TA12409	MT

TRAILER	LJRC43269H1044064	CIMC	2017	TA12410	MT
TRAILER	LJRC43260H1044082	NATIONAL CHASSIS	2017	TA12411	MT
TRAILER	LJRC43262H1044083	NATIONAL CHASSIS	2018	TA12412	MT
TRAILER	LJRC43261H1045189	NATIONAL CHASSIS	2018	TA12413	MT
TRAILER	LJRC4326XH1045207	NATIONAL CHASSIS	2018	TA12414	MT
TRAILER	LJRC43265H1045213	NATIONAL CHASSIS	2017	TA12415	MT
TRAILER	LJRC43267H1045214	CIMC	2017	TA12416	MT
TRAILER	LJRC43262H1045251	CIMC	2017	TA12417	MT
TRAILER	LJRC43263H1045257	NATIONAL CHASSIS	2017	TA12418	MT
TRAILER	LJRC43269H1045229	CIMC	2017	TA12419	MT
TRAILER	LJRC43260H1045197	NATIONAL CHASSIS	2017	TA12420	MT
TRAILER	LJRC43262H1045217	CIMC	2017	TA12421	MT
TRAILER	LJRC43263H1045176	NATIONAL CHASSIS	2017	TA12422	MT
TRAILER	LJRC43262H1044052	NATIONAL CHASSIS	2017	TA12423	MT
TRAILER	LJRC43264H1044070	NATIONAL CHASSIS	2018	TA12424	MT
TRAILER	LJRC4326XH1044011	NATIONAL CHASSIS	2018	TA12425	MT
TRAILER	LJRC43261H1044074	CIMC	2017	TA12426	MT
TRAILER	LJRC43266H1044085	CIMC	2017	TA12427	MT
TRAILER	LJRC43269H1044100	CIMC	2017	TA12428	MT
TRAILER	LJRC4326XH1045238	CIMC	2017	TA12429	MT
TRAILER	LJRC43260H1045250	NATIONAL CHASSIS	2017	TA12430	MT
TRAILER	LJRC43263H1044061	CIMC	2017	TA12431	MT
TRAILER	LJRC43263H1045260	CIMC	2017	TA12432	MT
TRAILER	LJRC43260H1045264	NATIONAL CHASSIS	2017	TA12433	MT
TRAILER	LJRC43261H1045242	NATIONAL CHASSIS	2017	TA12434	MT
TRAILER	LJRC4326XH1045191	CIMC	2017	TA12435	MT
TRAILER	LJRC43266H1045236	CIMC	2017	TA12436	MT

TRAILER	LJRC43267H1045231	CIMC	2017	TA12437	MT
TRAILER	LJRC43269H1045246	CIMC	2017	TA12438	MT

TRAILER	LJRC43264H1045249	NATIONAL CHASSIS	2017	TA12439	MT
TRAILER	LJRC43269H1045201	CIMC	2017	TA12440	MT
TRAILER	LJRC43260H1045235	NATIONAL CHASSIS	2018	TA12441	MT
TRAILER	5DDKM2925J1008678	KALYN	2018	TA12442	MT
TRAILER	5DDKM2920H1008677	KALYN	2017	TA12443	MT
TRAILER	2C91356E0H1086058	CANCADE	2017	TA12444	MT
TRAILER	5DDKM5136H1008687	KALYN	2017	TA12445	MT
TRAILER	5DDKM2925J1008681	KALYN	2018	TA12446	MT
TRAILER	5DDKM5130J1008691	KALYN	2018	TA12447	MT
TRAILER	2C91356E4G1086966	CANCADE	2016	TA12448	MT
TRAILER	5DDKM5132J1008689	KALYN	2018	TA12449	MT
TRAILER	5DDKM2925H1008674	KALYN	2017	TA12450	MT
TRAILER	2C91356E5H1086086	CANCADE	2017	TA12451	MT
TRAILER	5DDKM5138H1008593	KALYN	2017	TA12452	MT
TRAILER	5DDKM5137F1007951	KALYN	2015	TA12453	MT
TRAILER	5DDKM2932K1008745	KALYN	2019	TA12454	MT
TRAILER	5DDKM2939K1008743	KALYN	2019	TA12455	MT
TRAILER	2C91356E2H1086093	CANCADE	2017	TA12456	MT
TRAILER	5DDKM293XJ1008739	KALYN	2018	TA12457	MT
TRAILER	2C91356E4H1086080	CANCADE	2017	TA12458	MT
TRAILER	5DDKM2936H1008546	KALYN	2017	TA12459	MT
TRAILER	5DDKM2938H1008547	KALYN	2017	TA12460	MT
TRAILER	2C91356E0H1086030	CANCADE	2017	TA12461	MT
TRAILER	5DDKM292XH1008587	KALYN	2017	TA12462	MT
TRAILER	5DDKM5136H1008589	KALYN	2017	TA12463	MT
TRAILER	5DDKM5139G1008407	KALYN	2016	TA12464	MT
TRAILER	5DDKM5135H1008549	KALYN	2016	TA12465	MT
TRAILER	2C91356E3H1086085	CANCADE	2017	TA12466	MT
TRAILER	2C91356E2H1086076	CANCADE	2017	TA12467	MT
TRAILER	5DDKM5132G1008409	KALYN	2016	TA12468	MT
TRAILER	2C91356E3G1086960	CANCADE	2016	TA12469	MT

TRAILER	2C91356EXH1086990	CANCADE	2017	TA12470	MT
TRAILER	5DDKM2930K1008744	KALYN	2017	TA12471	MT

TRAILER	2C91356E7H1086090	CANCADE	2017	TA12472	MT
TRAILER	2C91356E6H1086095	CANCADE	2017	TA12473	MT
TRAILER	2C91356E4H1086094	CANCADE	2017	TA12474	MT
TRAILER	2C91356E0H1086089	CANCADE	2017	TA12475	MT
TRAILER	2C91356E9H1086088	CANCADE	2017	TA12476	MT
TRAILER	5DDKM5131H1008550	KALYN	2017	TA12477	MT
TRAILER	5DDKM5134H1008591	KALYN	2017	TA12478	MT
TRAILER	5DDKM2928H1008586	KALYN	2017	TA12479	MT
TRAILER	5DDKM293XH1008548	KALYN	2017	TA12480	MT
TRAILER	2C91356E5H1086024	CANCADE	2017	TA12481	MT
TRAILER	5DDKM5134H1008686	KALYN	2017	TA12482	MT
TRAILER	5DDKM5139H1008683	KALYN	2017	TA12483	MT
TRAILER	5DDKM513XJ1008746	KALYN	2018	TA12484	MT
TRAILER	5DDKM5131J1008747	KALYN	2018	TA12485	MT
TRAILER	5DDKM2926J1008737	KALYN	2018	TA12486	MT
TRAILER	2C91356EXG1086826	CANCADE	2016	TA12487	MT
TRAILER	5DDKM5130J1008688	KALYN	2018	TA12488	MT
TRAILER	2C91356E1H1086070	CANCADE	2017	TA12489	MT
TRAILER	5DDKM5131J1008750	KALYN	2018	TA12490	MT
TRAILER	2C91356E6H1086081	CANCADE	2017	TA12491	MT
TRAILER	5DDKM5135J1008749	KALYN	2018	TA12492	MT
TRAILER	5DDKM5135K1008753	SLB (KALYN?)	2017	TA12493	MT
TRAILER	2C91356E9H1086074	CANCADE	2017	TA12494	MT
TRAILER	2C91356E7H1086073	CANCADE	2017	TA12495	MT
TRAILER	2C91356E7H1086087	CANCADE	2017	TA12496	MT
TRAILER	2C91356E5H1086069	CANCADE	2017	TA12497	MT
TRAILER	2C91356E3H1086068	CANCADE	2017	TA12498	MT

TRAILER	5DDKM2927J1008679	KALYN	2018	TA12499	MT
TRAILER	5DDKM2928J1008741	KALYN	2018	TA12500	MT
TRAILER	2C91356EXH1086066	CANCADE	2017	TA12501	MT
TRAILER	2C91356E2H1086028	CANCADE	2017	TA12502	MT
TRAILER	2C91356E9H1086026	SLB (CANCADE?)	2016	TA12503	MT
TRAILER	2C91356E5H1086072	CANCADE	2017	TA12504	MT
TRAILER	2C91356E0H1086075	CANCADE	2017	TA12505	MT
TRAILER	2C91356E3H1086989	CANCADE	2017	TA12506	MT

TRAILER	2C91356E4H1086063	CANCADE	2017	TA12507	MT
TRAILER	5DDKM2933G1008406	KALYN	2016	TA12508	MT
TRAILER	5DDKM5132H1008590	KALYN	2017	TA12509	MT
TRAILER	5DDKM5133H1008551	KALYN	2017	TA12510	MT
TRAILER	5DDKM2921H1008588	KALYN	2017	TA12511	MT
TRAILER	2C91356E2H1086031	CANCADE	2017	TA12512	MT
TRAILER	5DDKM5132H1008685	KALYN	2017	TA12513	MT
TRAILER	5DDKM5137H1008682	KALYN	2017	TA12514	MT
TRAILER	5DDKM2927H1008675	KALYN	2017	TA12515	MT
TRAILER	5DDKM5130H1008684	SLB (KALYN?)	2017	TA12516	MT
TRAILER	5DDKM2932H1008527	KALYN	2017	TA12517	MT
TRAILER	5DDKM2931G1008405	KALYN	2016	TA12518	MT
TRAILER	2C91356E3H1086071	CANCADE	2017	TA12519	MT
TRAILER	2C91356E7H1086025	CANCADE	2017	TA12520	MT
TRAILER	2C91356E3H1086992	CANCADE	2017	TA12521	MT
TRAILER	2C91356E1G1086892	CANCADE	2016	TA12522	MT
TRAILER	2C91356E6H1086033	CANCADE	2017	TA12523	MT
TRAILER	2C91356E9H1086057	CANCADE	2017	TA12524	MT
TRAILER	2C91356E9H1086060	CANCADE	2017	TA12525	MT
TRAILER	2C91356E2H1086062	CANCADE	2017	TA12526	MT
TRAILER	5DDKM5137K1008754	KALYN	2019	TA12527	MT

TRAILER	5DDKM2926J1008740	KALYN	2018	TA12528	MT
TRAILER	2C91356E0H1086061	CANCADE	2017	TA12529	MT
TRAILER	2C91356E8H1086079	CANCADE	2017	TA12530	MT
TRAILER	2C91356E1H1086067	CANCADE	2017	TA12531	MT
TRAILER	2C91356E1H1086991	CANCADE	2017	TA12532	MT
TRAILER	2C91356E4H1086029	CANCADE	2017	TA12533	MT
TRAILER	2C91356EXG1086891	CANCADE	2016	TA12534	MT
TRAILER	5DDKM2929H1008676	KALYN	2017	TA12535	MT
TRAILER	5DDKM2923H1008673	KALYN	2017	TA12536	MT
TRAILER	2C91356E2G1086867	CANCADE	2016	TA12537	MT
TRAILER	2C91356EXH1086083	CANCADE	2017	TA12538	MT
TRAILER	2C91356E8H1086082	CANCADE	2017	TA12539	MT
TRAILER	2C91356E0H1086092	CANCADE	2017	TA12540	MT
TRAILER	2C91356E9H1086091	CANCADE	2017	TA12541	MT

TRAILER	5DDKM5139K1008755	KALYN	2019	TA12542	MT
TRAILER	5DDKM2923J1008680	KALYN	2018	TA12543	MT
TRAILER	2C91356E8H1086065	CANCADE	2017	TA12544	MT
TRAILER	2C91356E7H1086056	CANCADE	2017	TA12545	MT
TRAILER	2C91356E8H1086034	CANCADE	2017	TA12546	MT
TRAILER	5DDKM5130G1008408	KALYN	2016	TA12547	MT
TRAILER	5DDKM5139J1008690	KALYN	2018	TA12548	MT
TRAILER	5DDKM292XJ1008742	KALYN	2018	TA12549	MT
TRAILER	2C91356E0H1086027	SLB (CANCADE?)	2016	TA12550	MT
TRAILER	5DDKM5135J1008752	KALYN	2018	TA12551	MT
TRAILER	2C91356E4H1086032	CANCADE	2017	TA12552	MT
TRAILER	5DDKM2924J1008736	KALYN	2018	TA12553	MT
TRAILER	5DDKM5133J1008748	KALYN	2018	TA12554	MT
TRAILER	5DDKM2928J1008738	KALYN	2018	TA12555	MT
TRAILER	5DDKM5133J1008751	KALYN	2018	TA12556	MT

TRAILER	2C91356E2H1086059	CANCADE	2017	TA12557	MT
TRAILER	5DDKM2926H1008585	KALYN	2017	TA12558	MT
TRAILER	1W9AG2187EH160100	SLB (WORLEY?)	2015	TA12559	MT
TRAILER	2W9BSA1H2HS092027	SLB (WORLEY?)	2018	6BL218	AB
TRAILER	1B9WS6024AT287195	BESSER	2010	6BL219	AB
TRAILER	1B9WS6021BT287074	BESSER	2011	6BL220	AB
TRAILER	1B9WS56297T287039	BESSER	2007	6BL221	AB
TRAILER	1B9WS4522CT287390	BESSER	2012	6BL222	AB
TRAILER	1B9WS4521CT287462	BESSER	2013	6BL223	AB
TRAILER	2L9AS1381FH004028	QUICK3	2015	6BL224	AB
TRAILER	1B9WS6026BT287250	BESSER	2011	6BL225	AB
TRAILER	1B9WS6029BT287422	BESSER	2011	6BL226	AB
TRAILER	1B9WS6028BT287038	BESSER	2011	6BL227	AB
TRAILER	1B9WS602XBT287462	BESSER	2011	6BL228	AB
TRAILER	2L9AS1381GH004063	QUICK3	2015	6BL229	AB
TRAILER	1W9AG2189EH160102	SLB (WORLEY?)	2015	6BL230	AB
TRAILER	2TLHB4130CB004733	TREMCAR	2012	6BL231	AB
TRAILER	2W9UGL3S7DS092016	QUICK3	2013	6BL232	AB
TRAILER	2TLHB4137CB004731	TREMCAR	2012	6BL233	AB
TRAILER	1B9WS602XBT287249	BESSER	2011	6BL234	AB

TRAILER	1B9WS4523DT287030	BESSER	2013	6BL235	AB
TRAILER	1B9WS602XBT287073	BESSER	2011	6BL236	AB
TRAILER	1B9WS6024BT287053	BESSER	2011	6BL237	AB
TRAILER	2W9UGL3S5DS092015	QUICK3	2013	6BL238	AB
TRAILER	2L9AS138XGH004062	QUICK3	2015	6BL239	AB
TRAILER	1B9WS6027BT287046	BESSER	2011	6BL240	AB
TRAILER	1B9WS53211T287032	BESSER	2001	6BL241	AB
TRAILER	1B9WS6022AT287146	BESSER	2010	6BL242	AB
TRAILER	1B9WS60259T287007	BESSER	2009	6BL243	AB

TRAILER	1B9WS6025BT287295	BESSER	2011	6BL244	AB
TRAILER	3DG1S4323KG000470	GALLEGOS	2019	TA12791	MT
TRAILER	3DG1S4325KG000471	GALLEGOS	2019	TA12792	MT
TRAILER	3DG1S4328KG000495	GALLEGOS	2019	TA12794	MT
TRAILER	3DG1S4323KG000453	GALLEGOS	2019	TA12795	MT
TRAILER	3DG1S4328KG000447	NATIONAL CHASSIS	2019	TA12797	MT
TRAILER	3DG1S4328KG000444	GALLEGOS	2019	TA12798	MT
TRAILER	3DG1S4321KG000449	NATIONAL CHASSIS	2019	TA12799	MT
TRAILER	3DG1S432XKG000448	GALLEGOS	2019	TA12801	MT
TRAILER	3DG1S4323KG000498	GALLEGOS	2019	TA12803	MT
TRAILER	3DG1S432XKG000482	GALLEGOS	2019	TA12804	MT
TRAILER	3DG1S4321KG000483	GALLEGOS	2019	TA12805	MT
TRAILER	3DG1S4325KG000485	GALLEGOS	2018	TA12806	MT
TRAILER	3DG1S4326KG000494	GALLEGOS	2018	TA12807	MT
TRAILER	3DG1S432XKG000496	GALLEGOS	2018	TA13778	MT
TRAILER	3DG1S4326KG000480	GALLEGOS	2018	TA13779	MT
TRAILER	3DG1S4322KG000492	GALLEGOS	2018	TA13780	MT
TRAILER	3DG1S432XKG000501	GALLEGOS	2018	TA13781	MT
TRAILER	3DG1S4320JG000474	GALLEGOS	2018	TA13782	MT
TRAILER	3DG1S4328KG000481	GALLEGOS	2018	TA13783	MT
TRAILER	3DG1S4322KG000489	GALLEGOS	2018	TA13784	MT
TRAILER	3DG1S4320KG000488	GALLEGOS	2018	TA13785	MT
TRAILER	3DG1S4328KG000478	GALLEGOS	2018	TA13786	MT
TRAILER	3DG1S4320KG000491	GALLEGOS	2018	TA13787	MT
TRAILER	3DG1S4321KG000497	GALLEGOS	2018	TA14906	MT
TRAILER	3DG1S4329KG000487	GALLEGOS	2018	TA13789	MT

TRAILER	3DG1S4324KG000445	GALLEGOS	2018	TA13790	MT
TRAILER	3DG1S4327KG000472	GALLEGOS	2018	TA13791	MT
TRAILER	3DG1S4321KG000452	GALLEGOS	2018	TA13792	MT

TRAILER	LJRC43263H1045243	NATIONAL CHASSIS	2018	TA13683	MT
TRAILER	3DG1S4322KG000444	NATIONAL CHASSIS	2018	TA13793	MT
TRAILER	3DG1S4320KG000474	NATIONAL CHASSIS	2018	TA13794	MT
TRAILER	3DG1S4326KG000477	GALLEGOS	2018	TA13795	MT
TRAILER	3DG1S432XKG000451	NATIONAL CHASSIS	2018	TA13796	MT
TRAILER	LJRC43264H1045204	NATIONAL CHASSIS	2018	TA13684	MT
TRAILER	LJRC4326XH1044008	NATIONAL CHASSIS	2018	TA13685	MT
TRAILER	3DG1S4324KG000476	NATIONAL CHASSIS	2018	TA13797	MT
TRAILER	3DG1S4327KG000486	NATIONAL CHASSIS	2018	TA13798	MT
TRAILER	3DG1S4323KG000484	NATIONAL CHASSIS	2018	TA13799	MT
TRAILER	3DG1S4324KG000493	NATIONAL CHASSIS	2018	TA13800	MT
TRAILER	3DG1S4322KG000475	NATIONAL CHASSIS	2018	TA13801	MT
TRAILER	3DG1S4326KG000446	NATIONAL CHASSIS	2018	TA13802	MT
TRAILER	LJRC43266H1045186	NATIONAL CHASSIS	2018	TA13686	MT
TRAILER	1A9DA332X1S199596	TREMCAR	2001	TA13687	MT
TRAILER	5DDKM3236F1007765	KALYN	2015	TA13688	MT
TRAILER	5DDKM3239F1007937	KALYN	2015	TA13689	MT
TRAILER	2C91356EXH1086035	SLB (CANCADE?)	2017	TA13803	MT
TRAILER	2C91356E1H1086084	CANCADE	2017	TA13955	MT
TRAILER	1B9WS56298T287124	Besser Appco	2008	6DH916	AB
TRAILER	1B9WS56258T287122	Besser Appco	2008	6DH917	AB
TRAILER	1B9WS56261T287037	Besser Appco	2001	6DH918	AB
TRAILER	5DDKM2921F1007938	SLB	2015	TA13962	MT
TRAILER	LJRC43261H1045204	NACHAS	2018	TA13975	MT
BODY LOAD	1NKDX4EX4CJ324690	KENWORTH T800		SA03881	MT
BODY LOAD	1NKDX4TX2CR333912	KENWORTH T800	2012	PA13343	MT
BODY LOAD	1NKDX4EX2DJ345491	KENWORTH T800	2012	SA03882	MT
BODY LOAD	1NKDX4EX4DJ345492	KENWORTH T800	2013	SA03883	MT
TRAILER	16GR85028CB033718	GOOSENECK TRAILERS	2012	TA08592	MT
TRAILER	16GR85125CB033724	GOOSENECK TRAILERS	2012	TA08593	MT

TRAILER	1M91PS226DA211776	Weir SPM‐Mertz	2013	TA08594	MT
TRAILER	1TTE482S5E3778747	Transcraft	2014	TA08595	MT

TRAILER	1TTE482S3E3778746	Transcraft	2014	TA08596	MT
TRAILER	1TTE482S7E3778748	Transcraft	2014	TA08597	MT
TRAILER	1M91P5228DA211777	Weir SPM‐Mertz	2013	TA08598	MT
TRAILER	1M91P5223DA211802	Weir SPM‐Mertz	2013	TA08599	MT
TRAILER	1TTE482S4D3743096	Transcraft	2013	TA08600	MT
TRAILER	1M91P5225DA211803	Weir SPM‐Mertz	2013	TA08601	MT
TRAILER	1TTE482S6D3749952	Transcraft	2013	TA08602	MT
TRAILER	1M91P5220EA211869	Mertz	2014	TA08603	MT
BODY LOAD	1NKDX4TX9EJ405318	KENWORTH T800	2014	SA03892	MT
BODY LOAD	1NKDX4TX6FR456116	KENWORTH T800	2015	SA02661	MT
BODY LOAD	1NKDX4TX6FJ451173	KENWORTH T800	2015	SA03894	MT
TRAILER	1M91P5224EA211907	Weir SPM‐Mertz	2014	TA08604	MT
TRAILER	1M91P5226EA211908	Weir SPM‐Mertz	2014	TA08605	MT
BODY LOAD	1NKDX4EX3FJ447465	KENWORTH T800	2015	SA03514	MT
TRAILER	1TTE482S8F3877757	Transcraft DTL	2015	TA08606	MT
TRAILER	1TTE482S8F3877760	Transcraft DTL	2015	TA08607	MT
TRAILER	1TTE482SXF3877758	Transcraft DTL	2015	TA08608	MT
TRAILER	1TTE482S1F3877759	Transcraft DTL	2015	TA08609	MT
TRAILER	16GR85120BB033645	GOOSENECK TRAILERS	2011	TA02771	MT
TRAILER	16GR85122BB033646	GOOSENECK TRAILERS	2011	TA02772	MT
TRAILER	16GR85124BB033664	GOOSENECK TRAILERS	2011	TA05635	MT
TRAILER	16GR85128BB033670	Weir SPM (GOOSENECK?)	2012	TA05018	MT
TRAILER	16GR85126CB033683	GOOSENECK TRAILERS	2012	TA08841	MT
TRAILER	16GR8512XCB033685	GOOSENECK TRAILERS	2012	TA05636	MT
TRAILER	16GR85123CB033687	GOOSENECK TRAILERS	2012	TA05634	MT
TRAILER	16GR85125CB033691	GOOSENECK TRAILERS	2012	TA05016	MT
TRAILER	1M91P4010EA211889	Mertz	2014	TA02794	MT

TRAILER	1M91P4017EA211890	Mertz	2014	TA02797	MT
TRAILER	1M91P4014EA211894	Mertz	2014	TA02796	MT
TRAILER	1M91P4012EA211893	Mertz	2014	TA02795	MT
TRAILER	5JYDF4828FE086345	Dorsey DF48	2015	TA04629	MT
TRAILER	5JYDF482XFE086346	Dorsey DF48	2015	TA04630	MT
TRAILER	533HD2622FC243826	H&H Trailer HD26	2015	TA05658	MT
TRAILER	533HD2624FC243827	H&H Trailer HD26	2015	TA05659	MT
TRAILER	2R9CS4225CD144983	Raja	2012	TA05650	MT

TRAILER	2R9CS4223CD144982	Raja	2012	TA05647	MT
TRAILER	2R9CS4221CD144981	Raja	2012	TA04605	MT
TRAILER	2R9CS4227CD144984	Raja	2012	TA04608	MT
TRAILER	2R9CS422XBD144945	Raja	2011	TA04610	MT
TRAILER	2R9CS4226CD144006	Raja	2012	TA04606	MT
TRAILER	2R9CS4224CD144005	Raja	2012	TA25648	MT
TRAILER	2R9CS4225CD144031	Raja	2011	TA05649	MT
TRAILER	2R9CS4227CD144032	Raja	2012	TA04607	MT
TRAILER	2R9CS4229DD144230	Raja	2013	TA04609	MT
TRAILER	13N253302F1571317	Fontaine	2015	TA05632	MT
TRAILER	13N253304F1571318	Fontaine	2015	TA05633	MT
TRAILER	5L8GF242871008234	Loadmaster	2007	TA05557	MT
TRAILER	2R9CS4338FD144584	Raja	2015	TA05541	MT
TRAILER	2R9CS433XFD144585	Raja	2015	TA05542	MT
TRAILER	2R9CS4331FD144586	Raja	2015	TA05538	MT
BODY LOAD	2WLMALAV82KJ81907	Western Star	2002	PA12764	MT
BODY LOAD	5KKUALAV15PN76381	Western Star	2005	SA02534	MT
BODY LOAD	5KKUALAV25PU22987	Western Star	2005	SA02535	MT
BODY LOAD	5KKUALDR4BPBD9872	Western Star	2011	SA02537	MT
BODY LOAD	2FZACGDC25AN99233	Sterling	2005	SA02522	MT
BODY LOAD	5KKHALCKX6PV14466	Western Star	2006	SA02533	MT

BODY LOAD	2WLPCD3H51K967151	Western Star	2001	SA02531	MT
TRAILER	1M91P4010EA211892	Consolidated Manifold	2014	TA06517	MT
TRAILER	1M91P4019EA211891	Consolidated Manifold	2014	TA05702	MT
BODY LOAD	1NKDX4EX2HJ176854	KENWORTH T800	2017	SA02805	MT
BODY LOAD	1NKDX4EX4HJ176855	KENWORTH T800	2017	SA02806	MT
BODY LOAD	1NKDX4EX6HJ176856	KENWORTH T800	2017	SA02807	MT
BODY LOAD	1NKDX4EX8HJ176857	KENWORTH T800	2017	SA02808	MT
BODY LOAD	1NKDX4TX2JJ181254	KENWORTH T800	2018	SA02981	MT
BODY LOAD	1NKDX4TX0JJ181253	KENWORTH T800	2018	SA02982	MT
BODY LOAD	1NKDX4TX6JJ181256	KENWORTH T800	2018	SA02983	MT
BODY LOAD	1NKDX4TX4JJ181255	KENWORTH T800	2018	SA02984	MT
BODY LOAD	1NKDX4TX8JJ181257	KENWORTH T800	2018	SA02985	MT
TRAILER	13N248202H1521988	Fontaine	2017	TA06250	MT
TRAILER	13N248204H1521992	Fontaine	2017	TA06251	MT

TRAILER	13N248206H1521993	Fontaine	2017	TA06252	MT
TRAILER	13N248208H1521994	Fontaine	2017	TA06253	MT
TRAILER	13N24820XH1521995	Fontaine	2017	TA06254	MT
TRAILER	13N248204H1521989	Fontaine	2017	TA06256	MT
TRAILER	13N248202H1521991	Fontaine	2017	TA06257	MT
TRAILER	13N248200H1522265	Fontaine	2017	TA06258	MT
TRAILER	13N248202H1522266	Fontaine	2017	TA06259	MT
TRAILER	1B9FF5324EM185239	NRG	2014	TA07232	MT
TRAILER	1B9FF5324EM185240	NRG	2014	TA07233	MT
TRAILER	1D9BG4827J1609161	Doonan	2018	TA06995	MT
TRAILER	1D9BG4829J1609162	Doonan	2018	TA06996	MT
TRAILER	1D9BG4821J1609169	Doonan	2018	TA07239	MT
TRAILER	1D9BG4828J1609170	Doonan	2018	TA07240	MT
TRAILER	1D9BG4823J1609173	Doonan	2018	TA07290	MT
TRAILER	1D9BG4820J1609163	Doonan	2018	TA07421	MT

TRAILER	1D9BG4822J1609164	Doonan	2018	TA07422	MT
TRAILER	1D9BG4821J1609172	Doonan	2018	TA07521	MT
TRAILER	13N248201J1523656	Fontaine	2018	TA06986	MT
TRAILER	13N248203J1523657	Fontaine	2018	TA06987	MT
TRAILER	13N248207J1526514	Fontaine	2018	TA06988	MT
TRAILER	13N24820XJ1526880	Fontaine	2018	TA06989	MT
TRAILER	13N248201J1526881	Fontaine	2018	TA06990	MT
TRAILER	13N248203J1526882	Fontaine	2018	TA06991	MT
TRAILER	13N248205J1526883	Fontaine	2018	TA06992	MT
TRAILER	13N248209J1526515	Fontaine	2018	TA06993	MT
TRAILER	1Z9SD5023HD058834	OverBuilt	2017	TA06994	MT
TRAILER	1D9BG4820K1609276	Crane Works	2018	TA07870	MT
TRAILER	1D9BG4825J1609174	Doonan	2018	TA07869	MT
TRAILER	1Z9SD5028HD058859	OverBuilt	2018	TA07279	MT
TRAILER	1Z9SD5023JD058869	OverBilt	2018	TA07750	MT
TRAILER	13N248206J1526746	Fontaine	2018	TA07247	MT
TRAILER	1D9BG4828K1609283	Doonan	2019	TA08302	MT
TRAILER	1D9BG482XJ1609168	Doonan	2018	TA08830	MT
TRAILER	13N248200J1526807	Fontaine	2018	TA07695	MT
TRAILER	13N248202J1526808	Fontaine	2018	TA07696	MT

TRAILER	13N248204J1526809	Fontaine	2018	TA07256	MT
TRAILER	13N248203K1532652	Fontaine	2019	TA07873	MT
TRAILER	1Z9U5S027JD058046	OverBilt	2018	TA08717	MT
TRAILER	1Z9U5S029JD058047	EPI	2018	TA09964	MT
TRAILER	1Z9SD5020JD059005	EPI	2018	TA08477	MT
TRAILER	1Z9U6S027JD058005	EPI	2018	TA08181	MT
TRAILER	13N24820XK1532650	Fontaine	2019	TA08452	MT
TRAILER	13N248201K1532651	Fontaine	2019	TA08453	MT
TRAILER	1R9S05220KA494003	NOV (Rolligon?)	2019	TA10886	MT

TRAILER	1R9S05227KA494001	Rolligon	2018	TA09191	MT
TRAILER	1Z9U5S020JD058048	EPI	2018	TA09199	MT
TRAILER	1Z9U5S022JD058049	OverBilt	2018	TA09365	MT
TRAILER	1Z9U5C024JD058043	Landoll	2018	TA09520	MT
TRAILER	1Z9U5S026KD058850	OverBilt	2019	TA09480	MT
BODY LOAD	1HTXHSAT16J237565	INTERNATIONAL	2006	SA05837	MT
BODY LOAD	1NPALTEX17D664063	PETERBILT	2007	SA05838	MT
BODY LOAD	1NPSLUEXX8D740777	PETERBILT	2008	SA05839	MT
BODY LOAD	1NPSLUEX58D762427	PETERBILT	2008	SA05840	MT
BODY LOAD	1NPSLUEX48D741049	PETERBILT	2008	SA06751	MT
BODY LOAD	1NPSLUEX38D740779	PETERBILT	2008	SA05842	MT
BODY LOAD	1NPSLUEXX8D762424	PETERBILT	2008	SA05843	MT
BODY LOAD	1NPSLUEX18D762425	PETERBILT	2008	SA05844	MT
BODY LOAD	1NPSLUEX39D785853	PETERBILT	2009	SA05845	MT
BODY LOAD	1NPSLUEXX9D787552	PETERBILT 365	2009	SA05846	MT
BODY LOAD	1NPSLUEX18D740800	PETERBILT	2008	SA05847	MT
BODY LOAD	1NPSLUEX98D740785	PETERBILT	2008	SA05848	MT
BODY LOAD	1NPTX4EX8BD127346	PETERBILT 367	2011	SA05849	MT
BODY LOAD	1NPSLUEX19D787553	PETERBILT 365	2009	SA05850	MT
BODY LOAD	1NPSLUEX89D787551	PETERBILT	2009	SA05851	MT
BODY LOAD	1NPTX4EX1CD141090	PETERBILT	2012	SA05852	MT
BODY LOAD	1NPTX4EX4BD129398	PETERBILT	2011	SA05853	MT
BODY LOAD	1NPTX4EX2BD128055	PETERBILT	2011	SA05854	MT
BODY LOAD	1NPTX4EX7BD128052	PETERBILT 367	2011	SA05855	MT
BODY LOAD	1NPTX4EXXCD146420	PETERBILT	2012	SA05856	MT
BODY LOAD	1NPTX4EX6CD144745	PETERBILT 367	2012	SA05857	MT

BODY LOAD	1NPTX4EX2CD144743	PETERBILT	2012	SA05858	MT
BODY LOAD	1NPTX4EX7CD144740	PETERBILT	2012	SA05859	MT
BODY LOAD	1NPTX4EX9CD144741	PETERBILT 367	2012	SA05860	MT

BODY LOAD	1NPTX4EX0CD144742	PETERBILT 367	2012	SA05861	MT
BODY LOAD	1NPTX4EX9BD128053	PETERBILT	2011	SA05862	MT
BODY LOAD	1NPTX4EX3CD141091	PETERBILT	2012	SA05863	MT
BODY LOAD	1NPTX4EX9CD169008	PETERBILT	2012	SA05864	MT
BODY LOAD	1NPTX4EXXCD168420	PETERBILT	2012	SA05865	MT
BODY LOAD	1NPTX4EX1CD160674	PETERBILT	2012	SA05866	MT
BODY LOAD	1NPTX4EX8CD160672	PETERBILT	2012	SA05867	MT
BODY LOAD	1NPTX4EXXCD160673	PETERBILT	2012	SA05868	MT
BODY LOAD	1NPTX4EX3DD174836	PETERBILT	2013	SA05869	MT
BODY LOAD	1NPTX4EX3CD168419	PETERBILT	2012	SA05870	MT
BODY LOAD	1NPTX4EX7CD169007	PETERBILT	2012	SA05871	MT
BODY LOAD	1NPTX4EXXCD168417	PETERBILT	2012	SA05876	MT
BODY LOAD	1NKDXUEX58J197455	KENWORTH	2008	CJB9662	AB
BODY LOAD	1NPSXUTX09D787759	PETERBILT	2009	CJB9663	AB
BODY LOAD	1NKDXUEX38J197454	KENWORTH	2008	CJB9664	AB
BODY LOAD	1NPALTEXX7D663719	PETERBILT	2007	SA05877	MT
BODY LOAD	1nptxbex08d737500	PETERBILT	2008	CJB9665	AB
BODY LOAD	1NPTX4EXXDD193674	PETERBILT	2012	CJB9666	AB
BODY LOAD	1NPTX4EX1DD193675	PETERBILT	2012	CJB9667	AB
BODY LOAD	1NPTX4EX3DD193676	PETERBILT	2012	CJB9668	AB
BODY LOAD	1NPTX4EX5DD193677	PETERBILT	2012	CJB9669	AB
BODY LOAD	1NPTX4EX7DD193678	PETERBILT	2012	CJB9670	AB
BODY LOAD	1NPFLT9X47D650559	PETERBILT	2006	CJB9671	AB
BODY LOAD	1NPTX4EX8CD144746	PETERBILT	2012	SA05878	MT
BODY LOAD	1NPTX7EX4CD146821	PETERBILT	2012	CJB9672	AB
BODY LOAD	1NPTX4EX5DD174837	PETERBILT	2013	SA05879	MT
BODY LOAD	1NPTX4EX5DD186552	PETERBILT	2013	SA05880	MT
BODY LOAD	1NPTX4EX7DD174838	PETERBILT	2013	SA05881	MT
BODY LOAD	1NPTX7EX0FD254907	PETERBILT	2015	SA05882	MT
BODY LOAD	1NPTX7EX4FD254909	PETERBILT	2015	SA06014	MT

BODY LOAD	1NPTX7EX4FD281530	PETERBILT 367	2015	SA06015	MT
BODY LOAD	1NPTX7EX6FD281531	PETERBILT	2015	SA06016	MT

BODY LOAD	1NPTX7EX8FD281529	PETERBILT	2015	SA06017	MT
BODY LOAD	1NPTX7EX8FD281532	PETERBILT	2015	SA06018	MT
TRACTOR	1NPTX4EX8ED224891	PETERBILT	2013	CJB9673	AB
TRACTOR	1NPTX4TX7GD296476	PETERBILT	2016	CJF8650	AB
TRACTOR	1NPTX4TX9GD296477	PETERBILT	2016	CJF8651	AB
TRAILER	5DDKM5020K1009298	KALYN	2019	TA12560	MT
TRAILER	5DDKM5029K1009302	KALYN 361	2019	TA12561	MT
TRAILER	5DDKM5025J1008856	KALYN 528	2018	TA12562	MT
TRAILER	5DDKM5023J1008869	KALYN 528	2018	TA12563	MT
TRAILER	5DDKM5021J1008871	KALYN	2018	TA12564	MT
TRAILER	5DDKM402791004572	KALYN	2009	TA12565	MT
TRAILER	5DDKM5029J1008858	KALYN	2018	TA12566	MT
TRAILER	5DDKM5028J1008852	KALYN	2018	TA12567	MT
TRAILER	5DDKM5027B1005250	KALYN	2011	TA12568	MT
TRAILER	5DDKM5029K1009297	KALYN	2019	TA12569	MT
TRAILER	5DDKM5020C1005673	KALYN	2012	TA12570	MT
TRAILER	1P9GM4817AW631002	P&S Machine	2010	TA12572	MT
TRAILER	1P9GM48128W631015	P&S Machine	2009	TA12573	MT
TRAILER	5DDKM502391004770	KALYN	2009	TA12574	MT
TRAILER	1P9GM4812AW631005	P&S Machine	2012	TA12575	MT
TRAILER	1P9GM4810AW631004	P&S Machine	2010	TA12576	MT
TRAILER	1P9GM48178W631012	P&S Machine	2009	TA12578	MT
TRAILER	1P9GM48108W631014	P&S Machine	2009	TA12579	MT
TRAILER	1P9GM48119W631007	P&S Machine	2009	TA12580	MT
TRAILER	1P9GM48139W631008	P&S Machine	2009	TA12581	MT
TRAILER	1M91P5024CA211583	MERTZ	2012	TA12582	MT
TRAILER	1P9GM4818AW631008	P&S Machine	2010	TA12583	MT

TRAILER	1P9GM48189W631005	P&S Machine	2009	TA12586	MT
TRAILER	1P9Gm48138W631010	P&S Machine	2009	TA12587	MT
TRAILER	1A9L540296A245006	ATOKA	2006	TA12588	MT
TRAILER	5DDKM502XC1006104	KALYN	2012	TA12589	MT
TRAILER	5DDKM5024C1006017	KALYN	2011	TA12590	MT
TRAILER	5DDKM5025C1005605	KALYN	2012	TA12591	MT
TRAILER	5DDKM5027J1008857	KALYN	2018	TA12592	MT
TRAILER	5DDKM5027K1009377	KALYN	2019	TA12593	MT

TRAILER	5DDKM5027K1009301	KALYN	2019	TA12594	MT
TRAILER	5DDKM5026B1005190	KALYN	2011	TA12595	MT
TRAILER	5DDKM5022K1009304	KALYN	2018	TA12596	MT
TRAILER	5DDKM5029B1005296	KALYN	2011	TA12597	MT
TRAILER	5DDKM5022J1008863	KALYN 528	2018	TA12598	MT
TRAILER	5DDKM5024B1005304	KALYN	2019	TA12599	MT
TRAILER	5DDKM5020J1008862	KALYN	2018	TA12600	MT
TRAILER	1A9L540266A245738	ATOKA	2006	TA12601	MT
TRAILER	5DDKM4028B1005203	KALYN	2011	TA12602	MT
TRAILER	5DDKM502XC1005602	KALYN	2012	TA12603	MT
TRAILER	5DDKM5020K1009303	KALYN	2019	TA12604	MT
TRAILER	5DDKM5026C1006018	KALYN	2012	TA12605	MT
TRAILER	5DDKM5028B1005306	KALYN	2011	TA12606	MT
TRAILER	5DDKM5023C1006123	KALYN	2015	TA12607	MT
TRAILER	5DDKM5022K1009299	KALYN	2019	TA12608	MT
TRAILER	5DDKM5021C1005603	KALYN	2012	TA12609	MT
TRAILER	5DDKM5025A1005147	KALYN	2010	TA12610	MT
TRAILER	5DDKM502XJ1008853	KALYN	2012	TA12611	MT
TRAILER	5DDKM5027J1008860	KALYN	2018	TA12612	MT
TRAILER	5DDKM5020C1006015	KALYN	2012	TA12613	MT
TRAILER	5DDKM5022C1006016	KALYN	2012	TA12614	MT

TRAILER	5DDKM5028C1006019	KALYN	2012	TA12615	MT
TRAILER	5DDKM402481003653	KALYN	2008	TA12616	MT
TRAILER	5DDKM5023J1008855	KALYN	2018	TA12617	MT
TRAILER	5DDKM502XJ1008870	KALYN	2018	TA12618	MT
TRAILER	5DDKM5021J1008854	KALYN	2018	TA12619	MT
TRAILER	5DDKM5020J1008859	KALYN	2018	TA12620	MT
TRAILER	5DDKM5029B1005251	KALYN	2011	TA12621	MT
TRAILER	5DDKM402X91004520	KALYN	2009	TA12622	MT
TRAILER	5DDKM5025K1009300	KALYN	2019	TA12623	MT
TRAILER	5DDKM5027K1009296	KALYN	2019	TA12624	MT
TRAILER	1P9GM48158W631011	P&S Machine	2008	TA12625	MT
TRAILER	1P9GM4815AW631001	P&S Machine	2010	TA12626	MT
TRAILER	1P9GM48169W631004	P&S Machine	2009	TA12627	MT
TRAILER	5DDKM5025C1005670	KALYN	2011	TA12628	MT

TRAILER	5DDKM5028B1005188	KALYN	2011	TA12629	MT
TRAILER	1P9GM48149W631003	P&S Machine	2009	TA12630	MT
TRAILER	5DDKM5029C1005669	KALYN	2012	6BL245	AB
TRAILER	5DDKM5028C1005601	KALYN	2011	6BL246	AB
TRAILER	5DDKM5023B1005309	KALYN	2011	6BL247	AB
TRAILER	5DDKM5029J1008861	KALYN	2017	6BL248	AB
TRAILER	5DDKM5020B1005302	KALYN	2011	6BL249	AB
TRAILER	13N14020513597681	FONTA	2001	6CA950	AB
TRAILER	5DDKM402681003654	KALYN	2007	6CA951	AB
TRAILER	5DDKM402181004047	KALYN	2008	6CA952	AB
TRAILER	5DDKM5026B1005305	KALYN	2011	6CA953	AB
TRAILER	5DDKM402871002651	KALYN	2007	6CA954	AB
TRAILER	4LF2L5024Y3510043	FONTA	2000	6CA955	AB
BODY LOAD	1NPTX4EX4CD144744	PETERBILT	2011	TA13804	MT
TRAILER	5JYDF4822BP110914	PITTS ENTERPRISES INC	2011	TA13805	MT

TRAILER	1A9L540265A245737	ATOKA	2006	TA13806	MT
TRAILER	5DDKM5024C1005921	KALYN	2012	TA13690	MT
TRAILER	5DDKM402381003773	KALYN	2008	TA13691	MT
TRAILER	5DDKM402891004662	KALYN	2011	TA13692	MT
TRAILER	5DDKM402081004038	KALYN	2008	TA13693	MT
TRAILER	5DDKM5020C1005916	KALYN	2012	TA13694	MT
TRAILER	5DDKM402581004049	KALYN	2008	TA13695	MT
TRAILER	4LF2L5022Y3510042	FONTA	2000	TA13696	MT
TRAILER	5DDKM402281003652	KALYN	2008	TA13697	MT
TRAILER	5DDKM402281003974	KALYN	2008	TA13698	MT
TRAILER	5DDKM502591004768	KALYN	2010	TA13699	MT
TRAILER	5DDKM5022C1005917	KALYN	2012	TA13699	MT
TRAILER	5DDKM502XB1005189	KALYN	2011	TA13808	MT
TRAILER	5DDKM5028C1006103	KALYN	2014	TA13700	MT
TRAILER	5DDKM402X91004517	KALYN	2009	TA13701	MT
TRAILER	1M91P5224HA211006	MERTZ	2017	TA13809	MT
TRAILER	1M91P5029CA211580	MERTZ	2012	TA13810	MT
TRAILER	1C9CK4025BA681215	Surefire	2011	TA08610	MT
TRAILER	1G9U6FA22CB460021	Surefire	2012	TA08611	MT
TRAILER	1G9U6FA27CB460015	Surefire	2012	TA08612	MT

TRAILER	1G9U6FA2XCB460056	GENERAL TRUCK BODY	2012	TA06150	MT
TRAILER	1G9U6FA27CB460077	GENERAL TRUCK BODY	2014	TA08613	MT
TRAILER	1G9U6FA26EB460100	GENERAL TRUCK BODY	2014	TA08614	MT
TRAILER	1G9U6FA28EB460107	GENERAL TRUCK BODY	2014	TA08615	MT
TRAILER	1G9U6FA21EB460143	GENERAL TRUCK BODY	2014	TA08832	MT
BODY LOAD	JALE5W164D7901462	Isuzu	2013	SA02648	MT
BODY LOAD	JALE5W168D7901402	Isuzu	2013		MT
BODY LOAD	2NKHHJ6X4FM447284	KENWORTH	2015	SA02945	MT

BODY LOAD	2NKHHJ6X2FM447283	KENWORTH	2015	SA04220	MT
BODY LOAD	2NKHHJ6X0FM447282	KENWORTH	2015	SA04222	MT
BODY LOAD	2NKHHJ6X9FM459589	KENWORTH	2015	SA04223	MT
TRAILER	1M9T6ET26CM898006	Stewart and Stevenson	2011	TA06890	MT
TRAILER	1M9T6ET20CM898020	Stewart and Stevenson	2012	TA04581	MT
BODY LOAD	2FZACHAK53AL99574	Sterling	2003	SA02530	MT
BODY LOAD	1FVACXBS7DHFB0200	Freightliner	2013	SA02528	MT
BODY LOAD	1FVACXBS5DHFB9929	Freightliner	2013	SA02526	MT
BODY LOAD	2FZACGDCX6AV47849	Sterling	2006	SA02529	MT
BODY LOAD	5KKAADDV5BPBE1460	Western Star	2011	SA00761	MT
BODY LOAD	5KKAADDV9BPBE1462	Western Star	2011	SA01989	MT
BODY LOAD	5KKAADDV7BPBE1461	Western Star	2011	SA02523	MT
TRAILER	1M9T6ET22BM898003	Stewart & Stevenson	2011	TA05359	MT
TRAILER	1B9U6FA29CT993141	BRUMLEY	2012	TA05700	MT
TRAILER	1B9U6FA23CT993152	Stewart & Stevenson	2013	TA05699	MT
TRAILER	1B9U6FA20CT993142	Stewart & Stevenson	2013	TA05698	MT
TRAILER	1G9U6FA25GB460214	GENERAL TRUCK BODY	2016	TA08833	MT
TRAILER	1M9T5EE18EM898065	NRG	2014	TA07234	MT
TRAILER	1G9U6FA20GB460220	GENERAL TRUCK BODY	2016	TA06726	MT
TRAILER	5JXCE1015GE203725	Aluminum Trailer CO	2016	TA06328	MT
BODY LOAD	2NKHHJ6XXJM186834	KENWORTH	2018	SA03091	MT
BODY LOAD	2NKHHJ6X1JM186835	KENWORTH	2018	SA03092	MT
TRAILER	1G9U6FA28HB460240	GENERAL TRUCK BODY	2017	TA07808	MT
TRAILER	1G9U6FA26HB460241	GENERAL TRUCK BODY	2017	TA07418	MT
TRAILER	1G9U6FA24JB460261	GENERAL TRUCK BODY	2018	TA07419	MT
TRAILER	1G9U6FA26HB460255	LIME	2017	TA07835	MT
TRAILER	1G9U6FA26JB460262	LIME	2018	TA07542	MT

TRAILER	1G9U6FA2XJB460278	LIME	2018	TA07872	MT
TRAILER	1G9U6FA21JB460279	LIME	2018	TA07871	MT

BODY LOAD	2NKHHJ6X7MM445414	KENWORTH	2020	SA06445	MT
TRACTOR	2NPNHD7X51M566953	PETERBILT 330	2001	SA06019	MT
TRACTOR	2NPLHD7X65M872816	PETERBILT	2005	SA06020	MT
TRACTOR	2NPLHD7X07M696252	PETERBILT	2007	SA06021	MT
TRACTOR	2NPRHN7XX8M762517	PETERBILT	2008	SA06022	MT
TRACTOR	1M9T5EE12CM898009	TURNKEY INDUSTRIES	2012	PA24610	MT
TRACTOR	1M9T5EJ13CM898011	TURNKEY INDUSTRIES	2012	PA24611	MT
TRACTOR	2NPLHD7X15M863960	PETERBILT	2004	CJB9633	AB
TRAILER	1C9CK4025BA681103	CHASSISKING	2011	TA12631	MT
TRAILER	1C9CK4027AA681084	CHASSISKING	2010	TA12632	MT
TRAILER	1G9U6FA20CB460003	GENERAL TRUCK BODY	2012	TA12633	MT
TRAILER	1G9U6FA21EB460112	GENERAL TRUCK BODY	2014	TA12634	MT
TRAILER	1G9U6FA27CB460046	GENERAL TRUCK BODY	2013	TA12635	MT
TRAILER	1C9CK4028BA681094	CHASSISKING	2011	TA12636	MT
TRAILER	1G9U6FA28CB460010	GENERAL TRUCK BODY	2012	TA12637	MT
TRAILER	1G9U6FA20CB460065	GENERAL TRUCK BODY	2014	TA12638	MT
TRAILER	1C9CK4026BA681238	CHASSISKING	2011	TA12639	MT
TRAILER	1G9U6FA27CB460001	GENERAL TRUCK BODY	2012	TA12640	MT
TRAILER	1C9CK4027CA681153	CHASSISKING	2012	TA14939	MT
TRAILER	1C9CK4026BA681093	CHASSISKING	2011	TA12642	MT
TRAILER	1C9CK40249A681099	CHASSISKING	2009	TA12643	MT
TRAILER	1G9U6FA25CB460045	GENERAL TRUCK BODY	2013	TA12644	MT
TRAILER	1C9CK40269A681038	CHASSISKING	2009	TA12645	MT
TRAILER	1M9T5EE19CM898007	TURNKEY INDUSTRIES	2012	TA12646	MT
TRAILER	1G9U6FA20CB460051	GENERAL TRUCK BODY	2012	TA12647	MT
TRAILER	1C9CK4020AA681086	CHASSISKING	2010	TA12648	MT
TRAILER	1G9U6FA22EB460135	GENERAL TRUCK BODY	2014	TA12649	MT
TRAILER	1C9CK4021BA681101	CHASSISKING	2011	TA12650	MT
TRAILER	1G9U6FA24CB460053	GENERAL TRUCK BODY	2012	TA12651	MT
TRAILER	1C9CK4023BA681245	CHASSISKING	2011	TA12652	MT
TRAILER	1C9CK40239A681031	CHASSISKING	2009	TA12653	MT

TRAILER	1C9CK4021BA681096	CHASSISKING	2011	TA12654	MT
TRAILER	1G9U6FA24EB460086	GENERAL TRUCK BODY	2014	TA12655	MT

TRAILER	1G9U6FA2XEB460092	GENERAL TRUCK BODY	2014	TA12656	MT
TRAILER	1C9CK4020AA681122	CHASSISKING	2010	TA12657	MT
TRAILER	1C9CK4022BA681172	CHASSISKING	2011	TA12658	MT
TRAILER	1C9CK4028BA681239	CHASSISKING	2011	TA12659	MT
TRAILER	1C9CK4027BA681104	CHASSISKING	2011	TA12660	MT
TRAILER	1C9CK40218A681303	CHASSISKING	2008	TA12661	MT
TRAILER	1C9CK40238A681304	CHASSISKING	2008	TA12662	MT
TRAILER	1C9CK40279A681033	CHASSISKING	2009	TA12663	MT
TRAILER	1G9U6FA21CB460043	GENERAL TRUCK BODY	2013	TA12664	MT
TRAILER	1C9CK402XBA681095	CHASSISKING	2011	TA12665	MT
TRAILER	1C9CK40249A681037	CHASSISKING	2009	TA12666	MT
TRAILER	1C9CK40298A681310	CHASSISKING	2008	TA12667	MT
TRAILER	1C9CK4025BA681246	CHASSISKING	2011	TA12668	MT
TRAILER	1C9CK40299A681034	CHASSISKING	2009	TA12669	MT
TRAILER	1G9U6FA26EB460073	GENERAL TRUCK BODY	2014	6CA956	AB
TRAILER	1G9U6FA22CB460052	GENERAL TRUCK BODY	2013	6CA957	AB
TRAILER	1C9CK4020BA681235	CHASSISKING	2011	6CA958	AB
TRAILER	1C9CK4027BA681247	CHASSISKING	2011	6CA959	AB
TRAILER	1G9U6FA24EB460069	GENERAL TRUCK BODY	2014	6CA960	AB
TRAILER	1G9U6FA27EB460101	GENERAL TRUCK BODY	2014	6CA961	AB
TRAILER	1G9U6FA21CB460009	GENERAL TRUCK BODY	2012	6CA962	AB
BODY LOAD	1C9CK4024CA681143	CHASSISKING	2012	TA13811	MT
BODY LOAD	1C9CK4026CA681144	CHASSISKING	2012	TA13812	MT
BODY LOAD	1C9CK4022CA681156	CHASSISKING	2012	TA13813	MT
BODY LOAD	1C9CK4024BA681237	CHASSISKING	2011	TA13814	MT
BODY LOAD	2NKMHZ7XX5M124318	KENWORTH	2005	PA24721	MT
BODY LOAD	2NKMHZ7X23M392664	KENWORTH	2003	PA24722	MT

BODY LOAD	1M9T5EJ16CM898004	TURNKEY INDUSTRIES	2012	TA13815	MT
BODY LOAD	2NPRHN7X18M753270	CHASSISKING	2008	TA13816	MT
BODY LOAD	1C9CK40258A681305	CHASSISKING	2008	TA13817	MT
BODY LOAD	1C9CK40269A681041	CHASSISKING	2009	TA13818	MT
BODY LOAD	1C9CK40249A681040	CHASSISKING	2010	TA13819	MT
BODY LOAD	1C9CK4027BA681197	CHASSISKING	2011	TA13820	MT
BODY LOAD	1C9CK4024BA681240	CHASSISKING	2011	TA13821	MT
BODY LOAD	1C9CK4029CA681154	CHASSISKING	2012	TA13822	MT

BODY LOAD	1C9CK4024CA681157	CHASSISKING	2012	TA13475	MT
TRAILER	1C9LB4927BK883518	Surefire	2012	TA08616	MT
TRAILER	1C9LB4925CK883648	Surefire	2012	TA08617	MT
TRAILER	1C9LB4923CK883663	Surefire	2012	TA08618	MT
TRAILER	1C9LB4927CK883696	Surefire Lowboy	2012	TA06507	MT
TRAILER	1C9LB4923DK883713	Surefire Lowboy	2013	TA06152	MT
TRAILER	5DDKE3928E1007243	Surefire	2014	TA08619	MT
TRAILER	5DDKE3926E1007242	Surefire	2014	TA08620	MT
TRAILER	1A9L7502XEA245417	ATOKA	2014	TA08621	MT
TRAILER	1A9L75021EA245418	ATOKA	2014	TA08622	MT
TRAILER	2H9WH3EF48C070177	Sanjel	2008	TA04600	MT
TRAILER	1M91S4925BA211828	Stewart and Stevenson	2011	TA04577	MT
TRAILER	1M91S4927BA211877	Stewart and Stevenson	2011	TA04579	MT
TRAILER	1M91S4929BA211914	Stewart and Stevenson	2011	TA04580	MT
TRAILER	1M91S4926CA211015	Stewart and Stevenson	2012	TA04578	MT
TRAILER	1M91S4926CA211001	Stewart and Stevenson	2011	TA05516	MT
TRAILER	2PLC05134EBG16876	Peerless	2014	TA10440	MT
TRAILER	1L9AC32C7CL033806	Ledwell	2012	TA02788	MT
TRAILER	1L9AA33C5DL033955	Ledwell	2013	TA02787	MT
TRAILER	1L9AA33C3DL033954	Ledwell	2013	TA05500	MT
TRAILER	1L9CA33C0DL033032	Ledwell	2013	TA05503	MT

TRAILER	1L9CA33C4DL033034	Ledwell	2013	TA05504	MT
TRAILER	1L9CA33C2DL033033	Ledwell	2013	TA02793	MT
TRAILER	1L9CA13C2EL033507	Ledwell	2014	TA02790	MT
TRAILER	1L9CA13C4EL033508	Ledwell	2014	TA13683	MT
TRAILER	1L9CA13C6EL033509	Ledwell	2014	TA02792	MT
TRAILER	1L9CA13C2EL033510	Ledwell	2014	TA05501	MT
TRAILER	1L9CA13C4EL033511	Ledwell	2014	TA02791	MT
TRAILER	1L9CA13C0FL033796	Ledwell	2015	TA02789	MT
TRAILER	1M91S4929BA211927	Stewart & Stevenson	2011	TA05358	MT
TRAILER	1A9L7502XFA245578	ATOKA	2015	TA05692	MT
TRAILER	1M91S4929CA211090	Stewart & Stevenson	2012	TA05705	MT
TRAILER	1A9L75023FA245602	ATOKA	2015	TA06327	MT
TRAILER	1N9N7HE27ET311165	NRG	2014	TA07235	MT
TRAILER	1N9N7HE22ET311168	NRG	2014	TA07236	MT

TRAILER	1N9N7HE2XFT311002	NRG	2014	TA07237	MT
TRAILER	1A9L75021FA245601	ATOKA	2015	TA06731	MT
TRAILER	1A9L7502XFA245600	ATOKA	2015	TA07276	MT
TRAILER	1C96Y5036JK883175	UE	2018	TA09067	MT
TRAILER	1C96Y5038JK883176	UE	2018	TA09066	MT
TRAILER	5DDKM4827C1005944	KALYN	2012	TA12670	MT
TRAILER	5DDKM4820B1005458	KALYN	2011	TA12671	MT
TRAILER	1A9L548246A245712	ATOKA	2006	TA12672	MT
TRAILER	1A9L548266A245744	ATOKA	2006	TA12673	MT
TRAILER	3PBS16627A1002057	OPERBUS	2010	TA12674	MT
TRAILER	1A9L548222A245072	ATOKA	2002	TA12675	MT
TRAILER	1A9L548231A245886	ATOKA	2001	TA12676	MT
TRAILER	5DDKM4821C1006085	KALYN	2012	TA12677	MT
TRAILER	5DDKM4932E1007160	KALYN	2014	TA12678	MT
TRAILER	1TKB047218B113360	TRAIL KING	2008	TA12679	MT

TRAILER	5DDKM4820C1005641	KALYN	2011	TA12680	MT
TRAILER	5DDKM482XC1005761	KALYN	2012	TA12681	MT
TRAILER	5DDKM4821C1005969	KALYN	2012	TA12682	MT
TRAILER	1TKB047219B128474	TRAIL KING	2009	TA12683	MT
TRAILER	1A9L548284A245449	ATOKA	2005	TA12684	MT
TRAILER	1A9L548231A245998	ATOKA	2008	TA12685	MT
TRAILER	1A9L548201A245893	ATOKA	2001	TA12686	MT
TRAILER	1A9L548345A245622	ATOKA	2005	TA12687	MT
TRAILER	1A9L548251A245999	ATOKA	2001	TA12688	MT
TRAILER	5DDKM4837C1005824	KALYN	2012	TA12689	MT
TRAILER	3PBS1662681001542	OPERBUS	2011	TA12690	MT
TRAILER	1A9L548251A245887	ATOKA	2001	TA12691	MT
TRAILER	5DDKM4930E1006962	KALYN	2014	TA12692	MT
TRAILER	5DDKM4829C1005640	KALYN	2011	TA12693	MT
TRAILER	5DDKM4823C1005570	KALYN	2012	TA12694	MT
TRAILER	1A9L548204A245462	ATOKA	2004	TA12695	MT
TRAILER	3PBS1662881001543	OPERBUS	2008	TA12696	MT
TRAILER	1A9L548226A245711	ATOKA	2006	TA12697	MT
TRAILER	5DDKM482XC1006084	KALYN	2012	TA12698	MT
TRAILER	3PBS1662681001539	OPERBUS	2008	TA12699	MT

TRAILER	1A9L548291A245892	ATOKA	2001	TA12700	MT
TRAILER	5DDKM4935G1008161	KALYN	2016	TA12701	MT
TRAILER	5DDKM4933G1008160	KALYN	2015	TA12702	MT
TRAILER	5DDKM4825C1005943	KALYN	2012	TA12703	MT
TRAILER	5DDKM4833C1005822	KALYN	2012	TA14317	MT
TRAILER	5DDKM4931f1007179	KALYN	2014	TA12705	MT
TRAILER	3PBS1662481001541	OPERBUS	2008	TA12706	MT
TRAILER	5DDKM483XC1005591	KALYN	2011	6CA963	AB
TRAILER	1A9L548332A245073	ATOKA	2003	6CA964	AB

TRAILER	5DDKM4938F1007780	KALYN	2014	6CA965	AB
TRAILER	3PBS16623A1002055	OPERBUS	2011	6CA966	AB
TRAILER	5DDKM493XE1007195	KALYN	2014	6CA967	AB
TRAILER	5DDKM4821C1006135	KALYN	2012	6CA968	AB
TRAILER	5DDKM482XC1005727	KALYN	2012	TA11214	MT
TRAILER	5DDKM4821C1005731	KALYN	2012	TA11233	MT
TRAILER	5DDKM4934F1007503	KALYN	2014	TA13702	MT
TRAILER	5DDKM4829C1005945	OPERBUS	2012	TA13703	MT
TRAILER	5DDKM482XC1005968	OPERBUS	2012	TA13704	MT
TRAILER	5DDKM4826C1006082	OPERBUS	2012	TA13705	MT
TRAILER	3PBS1662981001423	OPERBUS	2009	TA13823	MT
TRAILER	1A9L5482X6A245732	ATOKA	2007	TA13824	MT
TRAILER	3PBS16625A1002056	OPERBUS	2011	TA13825	MT
TRAILER	5DDKM4823C1006136	KALYN	2013	TA13732	MT
TRAILER	5DDKM4932F1007953	KALYN	2015	TA13706	MT
TRAILER	3PBS1662081001424	OPERBUS	2009	TA13826	MT
TRAILER	5DDKM4835C1005823	KALYN	2012	TA13707	MT
TRAILER	5DDKM4828C1005760	KALYN	2012	TA13708	MT
TRAILER	5PDCE1823BR009935	Innovative	2012	TA08647	MT
BODY LOAD	1NKDL49X9CJ324691	KENWORTH	2012	SA03884	MT
TRAILER	5PDEE3520CR010437	Innovative	2012	TA08623	MT
TRAILER	5PDCE1823CR010438	Innovative	2012	TA08648	MT
BODY LOAD	5PDCE1825CR010439	Innovative	2012	TA07752	MT
BODY LOAD	2NKHJN7X0CM322871	KENWORTH T37	2012	SA02652	MT
TRAILER	1B9BC142XCE909394	Custom Quality	2012	TA08624	MT
TRAILER	1UYVS24854U346301	Utility	2004	TA08625	MT

TRAILER	1UYVS24855U550601	Utility Trailer	2005	TA08626	MT
TRAILER	5PDCE1824CR010884	Innovative	2012	TA08649	MT
TRAILER	16HGB2021DU083059	Haulmark	2013	TA08627	MT

TRAILER	5PDEE3729CR010885	Innovative	2012	TA08628	MT
TRAILER	1UYVS24806U735902	Utility Trailer	2006	TA08629	MT
MEDIUM DUTY	1FD0X5HTXDEB36650	FORD F550	2013	SA03751	MT
TRAILER	1S9FS4817DH787001	Stewart & Stevenson	2013	TA08630	MT
BODY LOAD	1NKDL49X5EJ405321	KENWORTH T800	2014	SA04874	MT
BODY LOAD	1NKDL49X3EJ405320	KENWORTH T800	2014	SA03886	MT
TRAILER	1T9JBHE12DT499963	Therm Dynamics	2013	TA08650	MT
TRAILER	1T9JBHE14DT499964	Therm Dynamics	2013	TA08652	MT
TRAILER	1T9JBHE16DT499965	Therm Dynamics	2013	TA08651	MT
TRAILER	1T9JBHE14ET499027	Therm Dynamics	2013	TA08653	MT
TRAILER	1T9JBHE18ET499029	Therm Dynamics	2013	TA08654	MT
TRAILER	1T9JBHE16ET499028	Therm Dynamics	2013	TA08655	MT
BODY LOAD	1NKDL49X7EJ405319	KENWORTH T800	2014	SA02649	MT
TRAILER	4P5FD202XE1207353	PJ TRAILER MFG	2014	TA08631	MT
BODY LOAD	1NKDL40XXFJ442248	KENWORTH T800	2015	SA03887	MT
BODY LOAD	1NKDL40X1FJ442249	KENWORTH T800	2015	PA14795	MT
BODY LOAD	1NKDL40X0FJ448804	KENWORTH T800	2015	SA03888	MT
BODY LOAD	1NKDL40X2FJ448805	KENWORTH T800	2015	SA03889	MT
BODY LOAD	3BPNHD7XXXF476048	PETERBILT 330	1999	SA03331	MT
TRAILER	1T9JBHE16ET499238	Therm Dynamics	2014	TA08656	MT
TRAILER	1T9JBHC14ET499144	Therm Dynamics	2014	TA08657	MT
TRAILER	1T9JBHE18ET499239	Therm Dynamics	2014	TA08658	MT
TRAILER	1T9JBHE10ET499235	Therm Dynamics	2014	TA08659	MT
TRAILER	1T9JBHE12ET499236	Therm Dynamics	2014	TA08660	MT
TRAILER	1T9JBHE14ET499237	Therm Dynamics	2014	TA08661	MT
TRAILER	5PDGD2026FR013246	Innovative	2015	TA08632	MT
TRAILER	5PDGD2024FR013245	Innovative	2015	TA08633	MT
TRAILER	5PDGD2022FR013244	Innovative	2015	TA08634	MT
TRAILER	5PDGD2020FR013243	Innovative	2015	TA08635	MT
TRAILER	5HCKA2026FE031750	Atlas	2015	TA09963	MT

BODY LOAD	1NKDL49X1FR460299	KENWORTH T800	2015	PA14177	MT
BODY LOAD	1NKDL49X4FR460300	KENWORTH T800	2015	SA03890	MT

BODY LOAD	1NKDL49X6FR460301	KENWORTH T800	2015	SA03891	MT
BODY LOAD	1NKDL49X8FR460302	KENWORTH T800	2015	SA03204	MT
TRAILER	1S9LG3736FC241019	Superior	2015	TA08637	MT
TRAILER	1S9LG3734FC241018	Superior	2015	TA09006	MT
TRAILER	1UYVS25347U221801	Utility	2007	TA08639	MT
TRAILER	1T9JBHE15FT499443	Therm Dynamics	2015	TA08662	MT
TRAILER	1T9JBHE19FT499445	Therm Dynamics	2015	TA08663	MT
BODY LOAD	2NKHHJ6X2FM462365	KENWORTH T270	2015	SA03878	MT
BODY LOAD	2NKHHJ6X4FM462366	KENWORTH T270	2015	SA03879	MT
BODY LOAD	2NKHHJ6X6FM462367	KENWORTH T270	2015	SA03880	MT
TRAILER	JRSC060607KCA2893	JRS Trailers	2006	TA08480	MT
TRAILER	1T9JBHE17FT499444	Therm Dynamics	2015	TA08664	MT
TRAILER	1UYVS24B17U952103	Utility	2007	TA08640	MT
TRAILER	1S9DS4615FH787001	STEED‐POLLAK	2015	TA07388	MT
TRAILER	5PDEE3729ER012560	Innovative	2014	TA08641	MT
TRAILER	1UYVS24887U952101	Utility Trailer	2007	TA08642	MT
TRAILER	1S9FP2020FC241073	Superior	2015	TA08643	MT
TRAILER	1T9JBEE23FT499500	Therm Dynamics	2015	TA06167	MT
TRAILER	WFA2027	WICKES HOMES	2005	TA08949	MT
TRAILER	WFA2032	WICKES HOMES	2005	DNR	DNR
TRAILER	HP43	HMDE	2001	DNR	DNR
TRAILER	1TTF482S6C3592944	Transcraft	2012	TA08645	MT
TRAILER	13N14820781548194	FONTAINE	2008	TA08646	MT
TRAILER	4ZECF202361010206	Loadtrail	2006	TA06249	MT
TRAILER	3TKB04823TP079548	TRAIL KING	1996	TA05543	MT
TRAILER	4GBF1826X61014243	DRESSEN CUSTOM TRAILERS	2006	TA05669	MT
TRAILER	4GBF1826X61013934	DRESSEN CUSTOM TRAILERS	2006	TA05896	MT

TRAILER	3CVA6101582126453	PJ TRAILER MFG	2008	TA05895	MT
TRAILER	4ZECH202591064458	Loadtrail	2009	TA05556	MT
TRAILER	1008905	Fechtn	1993	TA02766	MT
TRAILER	1R9RBBCB1ES723499	RWN CONTRACTORS	2014	TA05507	MT
TRAILER	1R9RBBCB4ES723500	RWN CONTRACTORS	2014	TA05511	MT
TRAILER	1R9RBBCB6ES723501	RWN CONTRACTORS	2014	TA05512	MT
TRAILER	1R9RBBCB8ES723502	RWN CONTRACTORS	2014	TA05513	MT
TRAILER	1R9RBBCB3ES723519	RWN CONTRACTORS	2014	TA05510	MT

TRAILER	1R9RBBCB1ES723521	RWN CONTRACTORS	2014	TA05509	MT
TRAILER	1R9RBBCBXES723520	RWN CONTRACTORS	2014	TA05516	MT
TRAILER	1R9RBBCBXES723517	RWN CONTRACTORS	2014	TA05515	MT
TRAILER	1R9RBBCB8ES723516	RWN CONTRACTORS	2014	TA05514	MT
TRAILER	1R9RBBCB1ES723518	RWN CONTRACTORS	2014	TA05508	MT
TRAILER	4P5CC2028C1169415	PJ TRAILER MFG	2012	TA07996	MT
TRAILER	16MPF0817XD024351	Goodwin	1999	DNR	DNR
TRAILER	4P5CC2028B1154881	PJ TRAILER MFG	2011	TA05546	MT
TRAILER	16VGX2028B2684508	BIGTEX	2011	TA05498	MT
TRAILER	4P55C2026B1150790	PJ TRAILER MFG	2011	TA05544	MT
TRAILER	4P5CC2428B1156205	PJ TRAILER MFG	2011	TA05548	MT
TRAILER	13N24820XC1555251	FONTAINE	2011	TA02770	MT
TRAILER	13N248201C1555252	FONTAINE	2012	TA07988	MT
TRAILER	5NHULVZ24BY014768	Cargo Mate	2011	TA04634	MT
TRAILER	1DW1A4520KS607519	Stoughton	1989	TA05592	MT
TRAILER	5NHUEHZ24CY065314	Cargo Mate	2012	TA04633	MT
TRAILER	16HCB1226DU083578	Haulmark	2013	TA05589	MT
TRAILER	16HCB122XDU085382	Haulmark	2013	TA02773	MT
TRAILER	16HCB1221DU085383	Haulmark	2013	TA05588	MT
TRAILER	1A9L42929DA245952	ATOKA	2013	TA07449	MT
TRAILER	1A9L42920DA245953	ATOKA	2013	TA02775	MT

TRAILER	1A9L42922DA245954	ATOKA	2013	TA06173	MT
TRAILER	5JYDF4820DE084974	Dorsey	2013	TA04626	MT
TRAILER	5JYDF4825FE085993	Dorsey	2015	TA04628	MT
TRAILER	5JYDD4827EE085966	Dorsey	2014	TA04624	MT
TRAILER	5JYDD4829EE085967	Dorsey	2014	TA04625	MT
TRAILER	5JYDD4820EE085968	Dorsey	2014	TA04620	MT
TRAILER	5JYDD4822EE085969	Dorsey	2014	TA04622	MT
TRAILER	5JYDD4829EE085970	Dorsey	2014	TA05625	MT
TRAILER	5JYDD4821EE085994	Dorsey	2014	TA04621	MT
TRAILER	5JYDD4823EE085995	Dorsey	2014	TA05624	MT
TRAILER	5JYDD4825EE085965	Dorsey	2014	TA04623	MT
TRAILER	2R9CS4227ED144342	Raja	2014	TA06672	MT
TRAILER	5JYDF532XFE086277	Dorsey	2015	TA04632	MT
TRAILER	5JYDF5322EE085428	Dorsey	2014	TA04631	MT

TRAILER	53FGE303XFF017261	Covered Wagon	2015	TA04619	MT
TRAILER	1T9JBHE14ET499092	Therm Dynamics	2014	TA05664	MT
TRAILER	1T9JBHE16ET499093	Therm Dynamics	2014	TA05665	MT
TRAILER	1T9JBHE18ET499094	Therm Dynamics	2014	TA05666	MT
TRAILER	1T9JBHE11BT499546	Therm Dynamics	2011	TA05598	MT
TRAILER	1T9JBHE13BT499547	Therm Dynamics	2011	TA05599	MT
TRAILER	1T9JBHE16CT499642	Therm Dynamics	2012	TA05601	MT
TRAILER	533GC2834CC209080	H&H Trailer	2012	TA05618	MT
TRAILER	533GC2839CC209141	H&H Trailer	2012	TA05619	MT
TRAILER	1T9JBHE12ET499091	Therm Dynamics	2013	TA05663	MT
TRAILER	1T9JBHE18ET499287	Therm Dynamics	2013	TA05667	MT
TRAILER	1T9JBHE1XET499288	Therm Dynamics	2013	TA05668	MT
TRAILER	1T9JBHE10BT499537	Therm Dynamics	2011	TA05596	MT
TRAILER	1T9JBHE14BT499539	Therm Dynamics	2011	TA05600	MT
TRAILER	1T9JBHE10BT499540	Therm Dynamics	2011	TA05597	MT

TRAILER	1V9TL2229EH074542	Fuel Mate	2014	TA05609	MT
TRAILER	1V9TL2226EH074546	Fuel Mate	2014	TA10914	MT
TRAILER	1V9TL2228EH074547	Fuel Mate	2014	TA05608	MT
TRAILER	1V9TL2220EH074543	Fuel Mate	2014	TA05606	MT
TRAILER	4ZEGP2622E1065654	Load Trail	2014	TA05617	MT
TRAILER	16VGX3020B2602342	BIGTEX	2011	TA05591	MT
TRAILER	16VGX202XB2690424	BIGTEX	2011	TA02774	MT
BODY LOAD	1FVACXBS1CDBF7703	Freightliner	2012	SA02525	MT
TRACTOR	1FVACXBS3CDBF7704	Freightliner	2012	PA12763	MT
BODY LOAD	1FVACXBS7DHBY8159	Freightliner	2013	SA02527	MT
BODY LOAD	5KKUALAV57PX42906	Western Star	2007	SA02536	MT
TRAILER	2T9DF513571011185	Roadmaster	2007	TA06168	MT
TRAILER	2T9DF513771011186	Roadmaster	2007	TA04612	MT
TRAILER	5JYDF4823FE085992	Dorsey	2015	TA04627	MT
TRAILER	1H2V04824SE000339	Fruehauf	1995	TA06827	MT
TRAILER	1JJV533V9CL652562	Wabash National	2012	TA02785	MT
TRAILER	1JJV533V7CL652561	Wabash National	2012	TA05595	MT
TRAILER	1UYVS35394G227013	Utility Trailer	2004	TA04983	MT
TRAILER	1JJV533V2CL652564	Wabash National	2012	TA04974	MT
TRAILER	1JJV533V4CL652565	Wabash National	2012	TA05594	MT

TRAILER	1JJV533V0CL652563	Wabash National	2012	TA04972	MT
TRAILER	1JJV533VXDL781556	Wabash National	2013	TA05901	MT
TRAILER	1JJV533V1DL781557	Wabash National	2013	TA04973	MT
TRAILER	1UYVS25307P202502	Utility Trailer	2007	TA04589	MT
TRAILER	4P5CH202842060918	PJ TRAILER MFG	2004	TA05616	MT
TRAILER	16HGB2427CU078778	Haulmark	2012	TA05590	MT
TRAILER	1P9BU2029DH521015	P&S	2013	TA06245	MT
TRAILER	4P5CC2029B1152184	PJ TRAILER MFG	2011	TA05897	MT
TRAILER	1TKJ05333GW109303	TRAIL KING	2016	TA05900	MT

TRAILER	4P5FD3622H1267371	PJ TRAILER MFG	2017	TA06169	MT
TRAILER	4P5FD3626H1269060	PJ TRAILER MFG	2017	TA06307	MT
TRAILER	4P5FD3628H1269061	PJ TRAILER MFG	2017	TA06366	MT
TRAILER	16VVX1014D2A92618	BIGTEX	2013	TA06244	MT
TRAILER	1M9FE122XDS284907	McElrath	2013	TA06276	MT
TRAILER	1M9FE1229ES284558	Vermeer	2014	TA08701	MT
TRAILER	1JJV482W27L052482	Wabash	2007	TA06613	MT
TRAILER	1JJV482W07L052481	Wabash	2007	TA06614	MT
TRAILER	1JJV482W47L052483	Wabash	2007	TA06615	MT
TRAILER	4P5FD3627J1276377	PJ TRAILER MFG	2018	TA06623	MT
TRAILER	4P5FD3629J1276378	PJ TRAILER MFG	2018	TA06624	MT
TRAILER	4P5FD3627J1276279	PJ TRAILER MFG	2018	TA06625	MT
TRAILER	4P5FD3623J1276280	PJ TRAILER MFG	2018	TA06626	MT
TRAILER	4P5FD3625J1276281	PJ TRAILER MFG	2018	TA06627	MT
TRAILER	1S9LG4030HC241066	Superior	2017	TA06875	MT
TRAILER	1S9LG4039HC241065	Superior	2017	TA06876	MT
TRAILER	4P5FD3623J1281530	PJ TRAILER MFG	2018	TA06846	MT
TRAILER	575GB2025HY349073	Haulmark	2017	TA07973	MT
TRAILER	5JX4C483XHE208311	Aluminum Trailer CO	2017	TA06825	MT
TRAILER	4P5B84035J1280048	PJ TRAILER MFG	2018	TA06877	MT
TRAILER	3CVC51623J2574823	PJ TRAILER MFG	2018	TA07242	MT
TRAILER	4P5FD3629J1288787	PJ TRAILER MFG	2018	TA07243	MT
TRAILER	4P5FD3622J1290977	PJ TRAILER MFG	2018	TA07387	MT
TRAILER	5JX2C2027JD210494	Aluminum Trailer CO	2018	TA07244	MT
TRAILER	13N248208J1526750	FONTAINE	2018	TA07249	MT
TRAILER	13N24820XJ1526751	FONTAINE	2018	TA07250	MT

TRAILER	13N248201J1526752	FONTAINE	2018	TA07251	MT
TRAILER	13N248206J1526794	FONTAINE	2018	TA07252	MT
TRAILER	13N248209J1526806	FONTAINE	2018	TA07253	MT

TRAILER	1UYVS25305U639544	Utility	2005	TA07257	MT
TRAILER	1GRAA06288W703371	Great Dane	2008	TA07258	MT
TRAILER	1GRAA06238W703374	Great Dane	2008	TA07259	MT
TRAILER	16VGX2520J6097977	BIGTEX	2018	TA07420	MT
TRAILER	5JX1E1621JC212934	Aluminum Trailer CO	2018	TA07522	MT
TRAILER	13N248204K1532644	FONTAINE	2019	TA07874	MT
TRAILER	13N248206K1532645	FONTAINE	2019	TA07875	MT
TRAILER	13N248208K1532646	FONTAINE	2019	TA07876	MT
TRAILER	13N24820XK1532647	FONTAINE	2019	TA07877	MT
TRAILER	13N248201K1532648	FONTAINE	2019	TA07878	MT
TRAILER	13N24820XL1538482	FONTAINE	2020	TA09007	MT
TRAILER	13N248201L1538483	FONTAINE	2020	TA09008	MT
TRAILER	1UYVS2537CU302253	Utility	2012	TA08182	MT
TRAILER	1UYVS2532CU302208	Utility	2012	TA08183	MT
TRAILER	5JX1E1625KC214932	Aluminum Trailer CO	2019	TA08097	MT
TRAILER	1T9JBHE14HT499629	Therm Dynamics	2017	TA08766	MT
TRAILER	1T9JBHE1XHT499635	Therm Dynamics	2017	TA08768	MT
TRAILER	1T9JBHE18HT499634	Therm Dynamics	2017	TA08769	MT
TRAILER	1T9JBHE10HT499630	Therm Dynamics	2017	TA08770	MT
TRAILER	1T9JBHE16HT499633	Therm Dynamics	2017	TA08771	MT
TRAILER	1T9JBHE12HT499631	Therm Dynamics	2017	TA08772	MT
TRAILER	1T9JBHE14HT499632	Therm Dynamics	2017	TA08773	MT
TRAILER	1T9JBHE11HT499636	Therm Dynamics	2017	TA08718	MT
TRAILER	1T9JBHE13HT499637	Therm Dynamics	2017	TA08719	MT
TRAILER	1T9JBHE15HT499638	Therm Dynamics	2017	TA08720	MT
TRAILER	4P5FD3629K1308229	PJ TRAILER MFG	2019	TA08698	MT
TRAILER	4P5FD3627K1308133	PJ TRAILER MFG	2019	TA08699	MT
BODY LOAD	1NKDL40X3FR460303	KENWORTH	2015	SA04226	MT
TRAILER	1UYVS24806U736001	Utility Trailer	2006	TA08411	MT
TRAILER	4P5L5202XH1262048	PJ TRAILER MFG	2017	TA08774	MT

TRAILER	1L9BE192XK1317716	LEGEND	2019	TA09009	MT
TRAILER	1S9FG2027KS683087	Southwest Trailers	2019	TA09190	MT

TRAILER	1S9FG2025KS683086	Southwest Trailers	2019	TA09399	MT
TRAILER	13N248206L1538480	FONTAINE	2020	TA09010	MT
TRAILER	13N248208L1538481	FONTAINE	2020	TA09011	MT
TRAILER	1T9JBHE19HT499660	Therm Dynamics	2017	TA08875	MT
TRAILER	1T9JBHE14HT499663	Therm Dynamics	2017	TA08876	MT
TRAILER	1T9JBHE10HT499658	Therm Dynamics	2017	TA08877	MT
TRAILER	1T9JBHE12HT499659	Therm Dynamics	2017	TA08878	MT
TRAILER	1T9JBHE10HT499661	Therm Dynamics	2017	TA08879	MT
TRAILER	1T9JBHE12HT499662	Therm Dynamics	2017	TA08880	MT
TRAILER	4P5CC242XB1156111	PJ TRAILER MFG	2011	TA10874	MT
TRAILER	1GRAA0623CB703875	Great Dane	2012	TA09313	MT
TRAILER	1GRAA0623CB703794	Great Dane	2012	TA09314	MT
TRAILER	1GRAA0627CB703779	Great Dane	2012	TA09315	MT
TRAILER	1UYVS2537CU220507	Utility	2012	TA09398	MT
TRAILER	1UYVS2539AM946818	Utility	2010	TA09627	MT
TRAILER	1UYVS2537AM946834	Utility	2010	TA09628	MT
TRAILER	1UYVS2533AM946829	Utility	2010	TA09629	MT
TRAILER	1UYVS2537AM946848	Utility	2010	TA09630	MT
TRAILER	1UYVS2531AM946831	Utility	2010	TA09634	MT
TRAILER	1UYVS2538AM946857	Utility	2010	TA09633	MT
TRAILER	1UYVS2530AM946805	Utility	2010	TA09863	MT
TRAILER	1G9BN533XLB336041	Globe	2020	TA09521	MT
TRAILER	4FVCABAA4FU472705	Doosan	2015	TA09864	MT
TRAILER	4FVCABAA2FU472573	Doosan	2015	TA10872	MT
BODY LOAD	1NKZL49X4MJ445412	KENWORTH	2021	SA05599	MT
BODY LOAD	2NKHHJ6X0MM445402	KENWORTH	2021	SA05600	MT
BODY LOAD	2NKHHJ6X2MM445403	KENWORTH	2021	SA05601	MT

BODY LOAD	2NKHHJ6X4MM445404	KENWORTH	2021	SA05602	MT
BODY LOAD	2NKHHJ6X6MM445405	KENWORTH	2021	SA05603	MT
BODY LOAD	2NKHHJ6X8MM445406	KENWORTH	2021	SA05604	MT
BODY LOAD	2NKHHJ6XXMM445407	KENWORTH	2021	SA05638	MT
BODY LOAD	2NKHHJ6X3MM445409	KENWORTH	2021	SA05639	MT
TRAILER	4FVCABAA3GU477900	Doosan	2016	TA10873	MT
TRAILER	4FVCABAA6HU482056	Doosan	2017	TA10874	MT
TRAILER	4FVCABAA5HU481738	Doosan	2017	TA10785	MT

TRAILER	4FVCABAA8FU472576	Doosan	2015	TA10970	MT
TRAILER	4FVCABAA3EU465047	Doosan	2014	TA10786	MT
TRACTOR	1M1AE07Y6YW002118	MACK	2000	PA24755	MT
TRACTOR	1NPALTEX07D680531	PETERBILT	2007	PA24754	MT
TRAILER	16MBB2025GD073666	MGS	2016	TA12707	MT
TRAILER	16VGX2021B2681952	BIGTEX	2011	TA12708	MT
TRAILER	1A9L42924BA245256	ATOKA	2011	TA12709	MT
TRAILER	16VGX2823B2681956	BIGTEX	2011	TA12710	MT
TRAILER	16MBB2025GD073621	MGS	2016	TA12711	MT
TRAILER	16MBB2025GD073568	MGS	2016	TA12712	MT
TRAILER	1B9SD3025CF946006	BLACKSTONE TRAILER	2012	TA12713	MT
TRAILER	49TFG242291092432	CONTRACT MANUF	2014	TA12714	MT
TRAILER	1B9B6L625EF946043	BLACKSTONE TRAILER	2013	TA12715	MT
TRAILER	16HG524269A033736	Haulmark	2009	TA12716	MT
TRAILER	1M9BH1622EB618879	SLB	2015	TA12717	MT
TRAILER	5XFCA161XBN003439	WACKER NEUSON	2013	TA12718	MT
TRAILER	1M9SU29219K833006	MODISETTETTE	2009	TA12719	MT
TRAILER	5UAHP7005CV001071	WACKER NEUSON	2013	TA12720	MT
TRAILER	5XFCA1616BN003440	WACKER NEUSON	2013	TA12721	MT
TRAILER	5XFCA1616BN003437	WACKER NEUSON	2011	TA12722	MT
TRAILER	1WC200G2214042127	WELLS CARGO	2003	TA12723	MT

TRAILER	1A9L42925BA245265	ATOKA	2011	TA12724	MT
TRAILER	1M9SU2924AK833011	MODISETTE	2010	TA12725	MT
TRAILER	16HG52422BU075258	Haulmark	2012	TA12726	MT
TRAILER	5HAGE3638EN025794	BIGTEX	2014	TA12727	MT
TRAILER	5XFCA1612BN003435	WACKER NEUSON	2013	TA12728	MT
TRAILER	16HG52420BU075257	HAULTR	2011	TA12729	MT
TRAILER	1M9BH1620EB618699	MACK	2014	TA12730	MT
TRAILER	1TTE482S3E3834751	TRANSCRAFT	2014	TA12731	MT
TRAILER	5XFCA16179N001285	WACKER NEUSON	2013	TA12732	MT
TRAILER	5XFCA16159N001284	WACKER NEUSON	2013	TA12733	MT
TRAILER	5XFCA161XBN003375	WACKER NEUSON	2013	TA12734	MT
TRAILER	5XFCA161XBN002646	WACKER NEUSON	2013	TA12735	MT
TRAILER	13N248205B1552045	FONTAINE	2010	TA12736	MT
TRAILER	1A9L42922BA245255	ATOKA	2011	TA12737	MT

TRAILER	1M9BH162XEB618659	MACK	2014	TA12738	MT
TRAILER	5XFCA1610BN103370	WACKER NEUSON	2013	TA12739	MT
TRAILER	5XFCA1619AN003236	WACKER NEUSON	2013	TA12740	MT
TRAILER	5XFCA1616BN003373	WACKER NEUSON	2013	TA12741	MT
TRAILER	5XFCA1614BN003436	WACKER NEUSON	2013	TA12742	MT
TRAILER	5XFCA1611BN002647	WACKER NEUSON	2013	TA12743	MT
TRAILER	4GBG30299A1021526	DRESSEN CUSTOM TRAILERS	2011	TA12744	MT
TRAILER	2PLC04739CBB16405	PEERLESS	2012	TA12745	MT
TRAILER	2PLC04734CBM16205	PEERLESS	2012	TA12746	MT
TRAILER	1A9L42926CA245731	ATOKA	2012	TA12747	MT
TRAILER	1A9L42928CA245732	ATOKA	2012	TA12748	MT
TRAILER	1A9L743275A245686	ATOKA	2005	TA12749	MT
TRAILER	1A9L4292XBA245259	ATOKA	2011	TA12751	MT
TRAILER	1M9SU2921BK833013	MODISETTE	2011	TA12752	MT
TRAILER	1A9L4292XCA245733	ATOKA	2012	TA12753	MT

TRAILER	1L01B4822W1132788	LFKTR	1997	TA12754	MT
TRAILER	1B9SD3026CF946015	BLACKSTONE TRAILER	2012	TA12755	MT
TRAILER	1R9D28202B1009377	ROGE	1981	TA12756	MT
TRAILER	1M9SU29229K833004	MODISETTE	2009	TA12757	MT
TRAILER	1B9SD3020CF946012	BLACKSTONE TRAILER	2012	TA12758	MT
TRAILER	13N248200B1552695	FONTAINE	2010	TA12759	MT
TRAILER	8A9A3BV20BB0ME010	QM EQUIPMENT	2011	TA12760	MT
TRAILER	13N24820XD1559317	FONTAINE	2013	TA12761	MT
TRAILER	1A9L42929CA245738	ATOKA	2012	TA12762	MT
TRAILER	1A9L42923CA245735	ATOKA	2012	TA12763	MT
TRAILER	1A9L42924CA245730	ATOKA	2012	TA12764	MT
TRAILER	1B9B6L628FF946135	BLACKSTONE TRAILER	2015	TA12765	MT
TRAILER	5HTSN4526B7T14088	HEIL	2011	TA12766	MT
TRAILER	5HTSN4521C7T14095	HEIL	2012	TA12767	MT
TRAILER	13N248202B1552648	FONTAINE	2011	TA12768	MT
TRAILER	1B9SD3021CF946018	BLACKSTONE TRAILER	2012	TA12769	MT
TRAILER	1A9L42922BA245305	ATOKA	2011	TA12770	MT
TRAILER	1B9SD3027CF946007	ATOKA	2012	TA12771	MT
TRAILER	1A9L42923BA245684	ATOKA	2011	TA12772	MT
TRAILER	1A9L42922BA245269	ATOKA	2011	TA12773	MT

TRAILER	1TTE48202M1036010	TRANSCRAFT	1991	TA12774	MT
TRAILER	5JYDF4825CE120544	KALYN	2015	TA12775	MT
TRAILER	1M9SU2920BK833012	MODISETTE	2011	TA12776	MT
TRAILER	1M9SU29209K833003	MODISETTE	2009	TA12777	MT
TRAILER	1B9B6L624FF946133	BLACKSTONE TRAILER	2015	TA12778	MT
TRAILER	1A9L42925BA245685	ATOKA	2011	TA12779	MT
TRAILER	1M9SU2920BK833015	MODISETTE	2011	TA12780	MT
TRAILER	1B9SD3029CF946011	BLACKSTONE TRAILER	2012	TA12781	MT
TRAILER	1A9L42927CA245737	ATOKA	2012	TA12782	MT

TRAILER	1B9B6L62XDF946070	BLACKSTONE TRAILER	2013	TA12783	MT
TRAILER	1B9B6L622FF946132	BLACKSTONE TRAILER	2015	TA12784	MT
TRAILER	1A9L42929BA245270	ATOKA	2011	TA12785	MT
TRAILER	1B9B6L623EF946042	BLACKSTONE TRAILER	2013	TA12786	MT
TRAILER	1J9EV203XH1026640	JACKSON	2017	TA12787	MT
TRAILER	5SLBG1227EL014874	MULTIQUIP INC	2014	TA12788	MT
TRAILER	1A9L42928CA245729	ATOKA	2012	TA12789	MT
TRAILER	1A9L42925CA245736	ATOKA	2012	TA12790	MT
TRAILER	1M9BH1614DB618470	MAC INC	2013	TA12808	MT
TRAILER	1M9BH1627EB618649	MAC INC	2014	TA12809	MT
TRAILER	1M9BH1623EB618700	MAC INC	2014	TA12810	MT
TRAILER	5XFCA1615BN000691	WACKER NEUSON	2014	TA12811	MT
TRAILER	5XFCA1611BN002521	WACKER NEUSON	2011	TA12812	MT
TRAILER	1M9BH1621EB618646	MAC INC	2014	TA12813	MT
TRAILER	1M9BH1624EB618656	MAC INC	2014	TA12814	MT
TRAILER	1M9BH1629EB618880	MAC INC	2015	TA12816	MT
TRAILER	1M9BH1622EB618705	MAC INC	2014	TA12817	MT
TRAILER	1B9B6L626FF946134	BLACKSTONE TRAILER	2015	TA12818	MT
TRAILER	1M9BH1616DB618471	MAC INC	2013	TA12819	MT
TRAILER	1GRAA062X1B126128	Great Dane	2006	6CA969	AB
TRAILER	1UYVS2530H2941612	UTILITY	2018	6CA970	AB
TRAILER	13N253301C1554004	FONTAINE	2011	6CA971	AB
TRAILER	2M513152681118404	MANAC	2008	6CA972	AB
TRAILER	2ATM03310LM078764	YRKTR	1990	6CA973	AB
TRAILER	2TLHB4132CB004586	TREMCAR	2012	6CA974	AB
TRAILER	1A9L42928BA245261	ATOKA	2011	6CA975	AB

TRAILER	2S9DA53566M115692	PROTNK	2006	6CA976	AB
TRAILER	2M513140871111372	MANAC	2006	6CA977	AB
TRAILER	2PLC04836DBK16605	PEERLESS	2013	6CA978	AB

TRAILER	2PLC04834DBM16608	PEERLESS	2013	6CA979	AB
TRAILER	5MC134211D5137112	MANAC	2013	6CJ715	AB
TRAILER	5MC134217D5137115	MANAC	2013	6DH847	AB
TRAILER	5MC13481XG5153336	MANAC	2015	6CA980	AB
TRAILER	1K9PA40251M146254	LBBCK	2002	6CA981	AB
TRAILER	2PLC04836DBL16607	PEERLESS	2013	6CA982	AB
TRAILER	2PLC04834DBK16604	PEERLESS	2013	6CA983	AB
TRACTOR	1XKZDP9X8LJ424047	KENWORTH T880	2020	PA20533	MT
TRACTOR	1XPFDU0X61D566806	PETERBILT 378	2000	CJB9674	AB
TRACTOR	1XPFDT0X41D566961	PETERBILT 378	2001	CJB9675	AB
TRACTOR	1XPFDT0X01D566973	PETERBILT 378	2001	CJB9676	AB
TRACTOR	1XPFDU0X55D860736	PETERBILT 378	2004	CJB9677	AB
TRACTOR	1XPFDU0X15D860734	PETERBILT 378	2004	CJB9678	AB
TRACTOR	1XPFPUEX65D860728	PETERBILT 365	2004	CJB9679	AB
TRACTOR	1XPFDT9X25D873408	PETERBILT 378	2002	PA23099	MT
TRACTOR	1XPSDU9X28D763788	PETERBILT 378	2008	PA23100	MT
TRACTOR	1XPSDU9X6BD116740	PETERBILT 365	2011	PA23101	MT
TRACTOR	1XPSDU9X8BD122457	PETERBILT 365	2011	PA23102	MT
TRACTOR	1XPSDU9X4BD122455	PETERBILT 365	2011	PA23103	MT
TRACTOR	1M1AW09Y7CM024014	MACK CXU613	2013	PA23104	MT
TRACTOR	1XPSD79X0CD169517	PETERBILT 365	2012	PA22897	MT
TRACTOR	1XPSD79X4CD169522	PETERBILT 365	2012	PA22898	MT
TRACTOR	1XPSD79X4CD169519	PETERBILT 365	2012	PA22899	MT
TRACTOR	1XPSD79X6CD146968	PETERBILT 365	2011	PA22900	MT
TRACTOR	1XPSD79X7CD169515	PETERBILT 365	2012	PA22901	MT
TRACTOR	1XPSD79X8CD146969	PETERBILT 365	2012	PA22902	MT
TRACTOR	1M1AW09Y4DM028717	MACK CXU613	2013	PA22903	MT
TRACTOR	1M1AW09Y9DM028728	MACK CXU613	2013	PA22904	MT
TRACTOR	1M1AW09Y4DM027440	MACK CXU613	2013	PA22905	MT
TRACTOR	1M1AW09Y5DM027365	MACK CXU613	2013	PA22906	MT

TRACTOR	1M1AW09Y9DM027417	MACK CXU613	2013	PA22907	MT
TRACTOR	1M1AW09Y0DM028715	MACK CXU613	2013	PA22908	MT

TRACTOR	1M1AW09Y8DM028719	MACK CXU613	2013	PA23906	MT
TRACTOR	1XPSD79X0DD177005	PETERBILT 365	2012	PA23907	MT
TRACTOR	1XPSD79X2DD177006	PETERBILT 365	2014	PA23908	MT
TRACTOR	1XPSD79X8DD177009	PETERBILT 365	2014	PA23909	MT
TRACTOR	1XPSD79X8DD177012	PETERBILT 365	2014	PA23910	MT
TRACTOR	1XPSD79X4FD298557	PETERBILT 365	2015	PA22886	MT
TRACTOR	1M1AW09Y0FM052452	MACK CXU613	2015	PA22887	MT
TRACTOR	1M1AW09Y7FM052447	MACK CXU613	2015	PA22888	MT
TRACTOR	1M1AW09Y7FM052481	MACK CXU613	2015	PA22889	MT
TRACTOR	1XPSD79X8FD298558	MACK CXU613	2015	PA22890	MT
TRACTOR	1M1AW09Y9BM016480	MACK CXU613	2011	PA22891	MT
TRACTOR	1XPSD79X8FD298559	PETERBILT 365	2015	PA24612	MT
TRACTOR	1XPSD79X2FD270126	PETERBILT 365	2015	PA22892	MT
TRACTOR	1XPSD79X4FD270127	PETERBILT 365	2015	PA22893	MT
TRACTOR	1XPSD79X2GD298560	PETERBILT 365	2016	PA22894	MT
TRACTOR	1XPSD79X4GD298561	PETERBILT 365	2016	PA22895	MT
TRACTOR	1XPSD79X6GD298562	PETERBILT 365	2016	PA22896	MT
TRACTOR	1XPSDU0X89D787754	PETERBILT 365	2009	CJM6850	AB
TRACTOR	1XPSDU0XX9D787738	PETERBILT 365	2009	CJM6851	AB
TRACTOR	1XPSDU0X39D787726	PETERBILT 365	2009	CJM6852	AB
TRACTOR	1XPSDU0X89D787737	PETERBILT 365	2009	CJM6853	AB
TRACTOR	1XPSDU0X29D787734	PETERBILT 365	2009	CJM6854	AB
TRACTOR	1XPSDU0X99D787746	PETERBILT 365	2009	CJM6855	AB
TRACTOR	1NPSL70X4FD279968	PETERBILT 365	2015	CJB9680	AB
TRACTOR	1NPSL70XXFD279974	PETERBILT 365	2015	CJB9681	AB
TRACTOR	1NPSL79X2DD172093	PETERBILT 365	2013	CJB9682	AB
TRACTOR	1NPSL79X4ED172095	PETERBILT 365	2014	CJB9683	AB

TRACTOR	1NPSL79X8ED172097	PETERBILT 365	2014	CJB9684	AB
TRACTOR	1NPSL79X9DD177856	PETERBILT 365	2013	CJB9685	AB
TRACTOR	1NPSL79X7DD177855	PETERBILT 365	2013	CJB9686	AB
TRACTOR	2NPLLZ9X56M893067	PETERBILT 335	2006	SA05872	MT
TRACTOR	1NPSL79X2DD177858	PETERBILT 365	2013	SA05883	MT
TRACTOR	1NPSL79X7DD172090	PETERBILT 365	2013	SA05884	MT
TRACTOR	2NPLLZ9X27M666811	PETERBILT 335	2007	SA05886	MT
TRACTOR	2NPLLZ9X36M893066	PETERBILT 335	2006	SA05887	MT

TRACTOR	1NPTL49XXDD173737	PETERBILT 367	2013	SA05894	MT
TRACTOR	1NPSL79X0DD177857	PETERBILT 365	2013	SA05895	MT
TRACTOR	1NPSL79X6ED172096	PETERBILT 365	2013	SA05897	MT
TRACTOR	2NPRLZ0X47M731780	PETERBILT 340	2007	SA05898	MT
TRACTOR	1NPSL79X4DD177859	PETERBILT 365	2013	SA05900	MT
TRACTOR	1NPSL79X1ED172099	PETERBILT 365	2014	SA05901	MT
TRACTOR	2NKHHM7H3EM968780	KENWORTH T3	2014	CJM6856	AB
TRACTOR	1XPFDT9X21D558747	PETERBILT 378	2001	PA24724	MT
TRACTOR	1XPFDT9X21D564936	PETERBILT 378	2001	PA24725	MT
TRACTOR	1XPFDT9X56D631150	PETERBILT 378	2006	PA24726	MT
TRACTOR	1XPFDT9XX6D645550	PETERBILT 378	2006	PA24727	MT
TRACTOR	1XPFDT9X87D666900	PETERBILT 378	2007	PA24728	MT
TRACTOR	1XPSDU9XX8D763778	PETERBILT 365	2007	PA24729	MT
TRACTOR	1XPSDU9XX8D740792	PETERBILT 365	2008	PA24730	MT
TRACTOR	1XPSDU9X9BD122452	PETERBILT 365	2011	PA24731	MT
TRACTOR	1M1AW09Y9DM027403	MACK CXU600	2013	PA24732	MT
TRACTOR	1M1AW09Y8CM021221	MACK CXU600	2012	PA24733	MT
TRACTOR	1XPSD79X5FD272999	PETERBILT 365	2015	PA24734	MT
TRACTOR	1XPFDT9X12D577369	PETERBILT 378	2002	PA24735	MT
TRACTOR	1XPFDT9X37D666576	PETERBILT 378	2006	PA24736	MT
TRACTOR	1XPSD79X3CD144594	PETERBILT 365	2011	PA24737	MT

TRACTOR	1XPSD79X6FD270128	PETERBILT 365	2015	PA24738	MT
TRACTOR	1XPSD49X9BD128980	PETERBILT 365	2011	PA24739	MT
TRACTOR	1M1AW09YXCM020216	MACK CXU600	2012	PA24740	MT
TRACTOR	1M1AW09Y2FM052467	MACK CXU600	2015	PA24741	MT
TRACTOR	1M1AW09Y9DM028714	MACK CXU600	2013	PA24742	MT
TRACTOR	1M1AW09Y0CM021097	MACK CXU600	2012	PA24743	MT
TRACTOR	1M1AW09Y5BM016475	MACK CXU600	2011	PA24744	MT
TRACTOR	1M1AW09Y6DM027486	MACK CXU600	2013	PA24745	MT
TRACTOR	1M1AW09Y2CM021098	MACK CXU600	2012	PA24746	MT
TRACTOR	1M1AW09YXBM016407	MACK CXU600	2011	PA24747	MT
TRACTOR	1XPSD79X4DD177007	PETERBILT 365	2014	PA24748	MT
TRAILER	5DDKM313591004875	KALYN	2009	TA13345	MT
TRAILER	5DDKM313991004894	KALYN	2009	TA11241	MT
TRAILER	5DDKM313391004411	KALYN	2009	TA11242	MT

TRAILER	5DDKM313391004473	KALYN	2009	TA11243	MT
TRAILER	5DDKM313591004412	KALYN	2009	TA11244	MT
TRAILER	5DDKM313591004474	KALYN	2009	TA11245	MT
TRAILER	5DDKM313791004623	KALYN	2009	TA11246	MT
TRAILER	5DDKM313091004690	KALYN	2009	TA11247	MT
TRAILER	5DDKM313091004835	KALYN	2009	TA11248	MT
TRAILER	5DDKM313391004828	KALYN	2009	TA11249	MT
TRAILER	5DDKM313791004833	KALYN	2009	TA11250	MT
TRAILER	5DDKM313591004829	KALYN	2009	TA11251	MT
TRAILER	5DDKM313291004545	KALYN	2009	TA11252	MT
TRAILER	5DDKM313291004691	KALYN	2009	TA11253	MT
TRAILER	5DDKM313291004896	KALYN	2009	TA13552	MT
TRAILER	5DDKM313391004733	KALYN	2009	TA11254	MT
TRAILER	1TKB042249B097759	TRAIL KING	2009	TA11255	MT
TRAILER	1TKB0423X9B118090	TRAIL KING	2009	TA13553	MT

TRAILER	1TKB042269B107840	TRAIL KING	2009	TA11256	MT
TRAILER	1TKB0422X9B107839	TRAIL KING	2009	TA11257	MT
TRAILER	1TKB042309B108085	TRAIL KING	2009	TA11258	MT
TRAILER	1TKB0423X9B118087	TRAIL KING	2009	TA11259	MT
TRAILER	1TKB042389B118086	TRAIL KING	2009	TA11260	MT
TRAILER	1TKB042319B118088	TRAIL KING	2009	TA11261	MT
TRAILER	1TKB042339B118089	TRAIL KING	2009	TA11262	MT
TRAILER	5DDKM3132B1005281	KALYN	2011	TA11263	MT
TRAILER	5DDKM3135B1005288	KALYN	2010	TA11264	MT
TRAILER	5DDKM3137A1005162	KALYN	2010	TA11265	MT
TRAILER	5DDKM3130A1005150	KALYN	2010	TA13735	MT
TRAILER	5DDKM3136B1005217	KALYN	2011	TA11266	MT
TRAILER	5DDKM3138B1005235	KALYN	2011	TA14928	MT
TRAILER	5DDKM3138B1005267	KALYN	2011	TA11268	MT
TRAILER	5DDKM313XB1005222	KALYN	2011	TA11269	MT
TRAILER	5DDKM3133B1005224	KALYN	2011	TA13736	MT
TRAILER	5DDKM3134B1005216	KALYN	2010	TA11270	MT
TRAILER	5DDKM3134B1005233	KALYN	2010	TA11271	MT
TRAILER	5DDKM3134B1005282	KALYN	2010	TA11272	MT
TRAILER	5DDKM3136B1005220	KALYN	2010	TA11273	MT

TRAILER	5DDKM3136B1005234	KALYN	2010	TA11274	MT
TRAILER	5DDKM3137B1005209	KALYN	2011	TA11275	MT
TRAILER	5DDKM313XB1005219	KALYN	2011	TA11276	MT
TRAILER	5DDKM3132B1005264	KALYN	2011	TA13554	MT
TRAILER	5DDKM3137B1005261	KALYN	2011	TA11277	MT
TRAILER	5DDKM3139B1005262	KALYN	2011	TA11278	MT
TRAILER	5DDKM3132B1005300	KALYN	2011	TA11279	MT
TRAILER	5DDKM3133B1005287	KALYN	2011	TA11280	MT
TRAILER	5DDKM3133B1005290	KALYN	2010	TA11281	MT

TRAILER	5DDKM3135B1005310	KALYN	2011	TA11282	MT
TRAILER	5DDKM3136B1005283	KALYN	2011	TA11283	MT
TRAILER	5DDKM3137B1005289	KALYN	2011	TA11284	MT
TRAILER	5DDKM313XB1005285	KALYN	2011	TA14295	MT
TRAILER	5DDKM313XB1005299	KALYN	2011	TA11286	MT
TRAILER	5DDKM3135B1005208	KALYN	2011	TA14947	MT
TRAILER	5DDKM3137B1005226	KALYN	2011	TA11288	MT
TRAILER	5DDKM313XB1005186	KALYN	2010	TA14296	MT
TRAILER	5DDKM3130B1005178	KALYN	2011	TA11290	MT
TRAILER	5DDKM3133B1005207	KALYN	2010	TA11291	MT
TRAILER	5DDKM3130A1005164	KALYN	2010	TA11292	MT
TRAILER	5DDKM3130B1005195	KALYN	2011	TA11293	MT
TRAILER	5DDKM3132A1005165	KALYN	2010	TA11294	MT
TRAILER	5DDKM3132B1005179	KALYN	2010	TA11295	MT
TRAILER	5DDKM3134A1005166	KALYN	2010	TA11296	MT
TRAILER	5DDKM3134B1005197	KALYN	2011	TA11297	MT
TRAILER	5DDKM3135A1005161	KALYN	2010	TA11298	MT
TRAILER	5DDKM3136B1005167	KALYN	2011	TA11299	MT
TRAILER	5DDKM3136B1005184	KALYN	2011	TA14798	MT
TRAILER	5DDKM3137B1005176	KALYN	2011	TA11300	MT
TRAILER	5DDKM3138B1005171	KALYN	2011	TA11301	MT
TRAILER	5DDKM3139B1005194	KALYN	2011	TA11302	MT
TRAILER	5DDKM313XB1005240	KALYN	2011	TA11303	MT
TRAILER	5DDKM3130A1005133	KALYN	2010	TA14068	MT
TRAILER	5DDKM3131A1005139	KALYN	2010	TA11305	MT
TRAILER	5DDKM3134A1005152	KALYN	2010	TA11306	MT

TRAILER	5DDKM3136A1005153	KALYN	2010	TA11307	MT
TRAILER	5DDKM3139B1005230	KALYN	2011	TA11308	MT
TRAILER	5DDKM3138B1005236	KALYN	2011	TA11309	MT

TRAILER	5DDKM3139B1005293	KALYN	2011	TA11310	MT
TRAILER	5DDKM3134A1005135	KALYN	2010	TA11311	MT
TRAILER	5DDKM3136A1005136	KALYN	2010	TA11312	MT
TRAILER	5DDKM3137A1005131	KALYN	2010	TA11313	MT
TRAILER	5DDKM3132A1005134	KALYN	2010	TA13556	MT
TRAILER	5DDKM313XB1005268	KALYN	2011	TA11314	MT
TRAILER	5DDKM3132B1005232	KALYN	2011	TA11315	MT
TRAILER	5DDKM3134B1005265	KALYN	2011	TA11316	MT
TRAILER	5DDKM3135B1005257	KALYN	2011	TA11317	MT
TRAILER	5DDKM3138B1005284	KALYN	2011	TA14053	MT
TRAILER	5DDKM3137B1005292	KALYN	2010	TA11319	MT
TRAILER	5DDKM3131B1005187	KALYN	2010	TA11320	MT
TRAILER	5DDKM313XA1005155	KALYN	2010	TA13557	MT
TRAILER	5DDKM313XB1005169	KALYN	2011	TA11321	MT
TRAILER	5DDKM3131B1005238	KALYN	2009	TA11322	MT
TRAILER	5DDKM3138A1005137	KALYN	2010	TA11323	MT
TRAILER	5DDKM3133B1005239	KALYN	2010	TA11324	MT
TRAILER	5DDKM3135B1005291	KALYN	2010	TA11325	MT
TRAILER	5DDKM3135B1005225	KALYN	2011	TA11326	MT
TRAILER	5DDKM3133B1005191	KALYN	2011	TA11327	MT
TRAILER	5DDKM3135B1005192	KALYN	2010	TA11328	MT
TRAILER	5DDKM3139B1005177	KALYN	2011	TA11329	MT
TRAILER	5DDKM3130B1005280	KALYN	2011	TA11330	MT
TRAILER	5DDKM3131B1005223	KALYN	2011	TA11331	MT
TRAILER	5DDKM3136B1005266	KALYN	2011	TA11332	MT
TRAILER	5DDKM313XB1005172	KALYN	2010	TA11333	MT
TRAILER	5DDKM3139B1005259	KALYN	2010	TA11334	MT
TRAILER	5DDKM3130B1005294	KALYN	2010	TA11335	MT
TRAILER	5DDKM3138B1005185	KALYN	2010	TA11336	MT
TRAILER	5DDKM3136B1005170	KALYN	2011	TA11337	MT

TRAILER	5DDKM3133B1005242	KALYN	2011	TA14929	MT
TRAILER	5DDKM3136B1005252	KALYN	2011	TA11339	MT

TRAILER	5DDKM313XA1005138	KALYN	2010	TA11340	MT
TRAILER	5DDKM3130B1005231	KALYN	2011	TA11341	MT
TRAILER	5DDKM313XB1005237	KALYN	2011	TA11342	MT
TRAILER	5DDKM3139A1005132	KALYN	2010	TA11343	MT
TRAILER	5DDKM3131A1005125	KALYN	2010	TA13558	MT
TRAILER	5DDKM3134A1004941	KALYN	2010	TA11344	MT
TRAILER	5DDKM3138B1005253	KALYN	2011	TA11345	MT
TRAILER	1M91S4120AA211732	STEWART & STEVENSON	2010	TA11346	MT
TRAILER	1M91S4121AA211738	STEWART & STEVENSON	2010	TA11347	MT
TRAILER	1M91S4125AA211743	STEWART & STEVENSON	2010	TA11348	MT
TRAILER	1M91S4129AA211809	STEWART & STEVENSON	2010	TA11349	MT
TRAILER	1M91S4123AA211823	STEWART & STEVENSON	2011	TA11350	MT
TRAILER	1M91S4124AA211734	STEWART & STEVENSON	2010	TA11351	MT
TRAILER	1M91S4126AA211735	STEWART & STEVENSON	2010	TA11352	MT
TRAILER	1M91S4123AA211739	STEWART & STEVENSON	2010	TA13562	MT
TRAILER	1M91S4122AA211747	STEWART & STEVENSON	2010	TA11353	MT
TRAILER	1M91S4125AA211807	STEWART & STEVENSON	2010	TA11354	MT
TRAILER	1M91S4127AA211808	STEWART & STEVENSON	2010	TA11355	MT
TRAILER	1M91S4120AA211813	STEWART & STEVENSON	2010	TA11356	MT
TRAILER	1M91S4122AA211814	STEWART & STEVENSON	2011	TA13563	MT
TRAILER	1M91S4128AA211817	STEWART & STEVENSON	2010	TA11357	MT
TRAILER	1M91S412XAA211818	STEWART & STEVENSON	2011	TA13564	MT
TRAILER	1M91S4121AA211819	STEWART & STEVENSON	2011	TA11358	MT
TRAILER	1TKB042329B128483	TRAIL KING	2009	TA11359	MT
TRAILER	1N9N7FA39BT311148	NRG	2011	TA11360	MT
TRAILER	2PLC0403XBBB15210	PEERLESS	2011	TA11361	MT
TRAILER	2PLC04031BBB15211	PEERLESS	2011	TA11362	MT

TRAILER	2PLC04033BBB15209	PEERLESS	2011	TA11363	MT
TRAILER	2PLC04033BBB15212	PEERLESS	2011	TA11364	MT
TRAILER	2PLC04038BBB15206	PEERLESS	2011	TA11365	MT
TRAILER	2PLC0403XBBB15207	PEERLESS	2011	TA11366	MT
TRAILER	2PLC04030BBA15200	PEERLESS	2011	TA11367	MT
TRAILER	2PLC04032BBA15201	PEERLESS	2011	TA11368	MT
TRAILER	2PLC04034BBA15202	PEERLESS	2011	TA11369	MT
TRAILER	2PLC04031BBB15208	PEERLESS	2011	TA13566	MT

TRAILER	2PLC04036BBA15203	PEERLESS	2011	TA11370	MT
TRAILER	2PLC04036BBB15205	PEERLESS	2011	TA11371	MT
TRAILER	2PLC04034BBB15204	PEERLESS	2011	TA11372	MT
TRAILER	5DDKM3130C1005748	KALYN	2012	TA11373	MT
TRAILER	5DDKM3132B1005443	KALYN	2011	TA11374	MT
TRAILER	5DDKM3134B1005475	KALYN	2011	TA11375	MT
TRAILER	5DDKM3133C1005789	KALYN	2012	TA11710	MT
TRAILER	5DDKM313XC1005790	KALYN	2012	TA11711	MT
TRAILER	5DDKM3139B1005360	KALYN	2011	TA11712	MT
TRAILER	5DDKM3130C1005698	KALYN	2012	TA11713	MT
TRAILER	5DDKM313XB1005433	KALYN	2011	TA11714	MT
TRAILER	5DDKM3136B1005431	KALYN	2011	TA11715	MT
TRAILER	5DDKM3137B1005325	KALYN	2011	TA11716	MT
TRAILER	5DDKM313XC1005630	KALYN	2012	TA11717	MT
TRAILER	5DDKM3131C1005645	KALYN	2012	TA14300	MT
TRAILER	5DDKM3138C1005612	KALYN	2012	TA11719	MT
TRAILER	5DDKM313XC1005546	KALYN	2012	TA11720	MT
TRAILER	5DDKM3130C1005815	KALYN	2012	TA11721	MT
TRAILER	5DDKM3138C1005688	KALYN	2012	TA11722	MT
TRAILER	5DDKM3139C1005697	KALYN	2012	TA11723	MT
TRAILER	5DDKM3136C1005690	KALYN	2011	TA11724	MT

TRAILER	5DDKM3138C1005691	KALYN	2012	TA11725	MT
TRAILER	5DDKM3139C1005747	KALYN	2012	TA11726	MT
TRAILER	5DDKM3139C1005750	KALYN	2012	TA11727	MT
TRAILER	5DDKM3131C1005614	KALYN	2012	TA11728	MT
TRAILER	5DDKM3135C1005616	KALYN	2012	TA11729	MT
TRAILER	5DDKM313XC1005627	KALYN	2011	TA11730	MT
TRAILER	5DDKM3133B1005449	KALYN	2011	TA11731	MT
TRAILER	5DDKM3139B1005455	KALYN	2011	TA11732	MT
TRAILER	5DDKM3130B1005473	KALYN	2011	TA11733	MT
TRAILER	5DDKM3132B1005474	KALYN	2011	TA11734	MT
TRAILER	5DDKM3137B1005454	KALYN	2011	TA11735	MT
TRAILER	5DDKM3134B1005301	KALYN	2011	TA11736	MT
TRAILER	5DDKM3131C1005631	KALYN	2012	TA11737	MT
TRAILER	5DDKM3136C1005642	KALYN	2012	TA11738	MT

TRAILER	5DDKM313XC1005644	KALYN	2012	TA11739	MT
TRAILER	5DDKM3132C1005802	KALYN	2012	TA11740	MT
TRAILER	5DDKM3135C1005809	KALYN	2012	TA11741	MT
TRAILER	5DDKM3130C1005782	KALYN	2011	TA11742	MT
TRAILER	5DDKM3130C1005796	KALYN	2011	TA11743	MT
TRAILER	5DDKM3131C1005791	KALYN	2011	TA11744	MT
TRAILER	5DDKM3132C1005783	KALYN	2012	TA13559	MT
TRAILER	5DDKM3133C1005811	KALYN	2010	TA11745	MT
TRAILER	5DDKM3137C1005794	KALYN	2012	TA11746	MT
TRAILER	5DDKM3139C1005795	KALYN	2012	TA11747	MT
TRAILER	5DDKM3135B1005355	KALYN	2011	TA11748	MT
TRAILER	5DDKM3132B1005359	KALYN	2011	TA11749	MT
TRAILER	5DDKM3139B1005357	KALYN	2011	TA11750	MT
TRAILER	5DDKM3136B1005333	KALYN	2011	TA11751	MT
TRAILER	5DDKM3139B1005343	KALYN	2011	TA11752	MT

TRAILER	5DDKM313XB1005335	KALYN	2011	TA11753	MT
TRAILER	5DDKM3132B1005331	KALYN	2011	TA11754	MT
TRAILER	5DDKM3130B1005344	KALYN	2011	TA11755	MT
TRAILER	5DDKM3131B1005353	KALYN	2011	TA11756	MT
TRAILER	5DDKM3133B1005337	KALYN	2011	TA11757	MT
TRAILER	5DDKM3133B1005354	KALYN	2011	TA11758	MT
TRAILER	5DDKM3134B1005332	KALYN	2011	TA11759	MT
TRAILER	5DDKM3138B1005334	KALYN	2011	TA11760	MT
TRAILER	5DDKM313XB1005352	KALYN	2011	TA11761	MT
TRAILER	5DDKM3136C1005740	KALYN	2012	TA11762	MT
TRAILER	5DDKM313XC1005739	KALYN	2012	TA11763	MT
TRAILER	5DDKM3131C1005693	KALYN	2012	TA11764	MT
TRAILER	5DDKM3132C1005699	KALYN	2012	TA11765	MT
TRAILER	5DDKM3132C1005735	KALYN	2012	TA11766	MT
TRAILER	5DDKM3132C1005752	KALYN	2012	TA11767	MT
TRAILER	5DDKM3134C1005736	KALYN	2012	TA11768	MT
TRAILER	5DDKM3130B1005392	KALYN	2011	TA11769	MT
TRAILER	5DDKM3133B1005368	KALYN	2011	TA11770	MT
TRAILER	5DDKM3135B1005369	KALYN	2011	TA11771	MT
TRAILER	5DDKM3139B1005438	KALYN	2011	TA11772	MT

TRAILER	5KKDM3138B1005415	KALYN	2011	TA11773	MT
TRAILER	5DDKM3130B1005411	KALYN	2011	TA11774	MT
TRAILER	5DDKM3131B1005367	KALYN	2011	TA11775	MT
TRAILER	5DDKM3131B1005434	KALYN	2011	TA11776	MT
TRAILER	5DDKM3132B1005376	KALYN	2011	TA11777	MT
TRAILER	5DDKM3132B1005393	KALYN	2011	TA11778	MT
TRAILER	5DDKM3132B1005412	KALYN	2011	TA11779	MT
TRAILER	5DDKM3133B1005371	KALYN	2011	TA11780	MT
TRAILER	5DDKM3133B1005435	KALYN	2011	TA11781	MT

TRAILER	5DDKM3133B1005452	KALYN	2011	TA14301	MT
TRAILER	5DDKM3134B1005377	KALYN	2011	TA11783	MT
TRAILER	5DDKM3135B1005405	KALYN	2011	TA11784	MT
TRAILER	5DDKM3136B1005400	KALYN	2011	TA11785	MT
TRAILER	5DDKM3137B1005387	KALYN	2011	TA11786	MT
TRAILER	5DDKM3137B1005390	KALYN	2011	TA11787	MT
TRAILER	5DDKM3139B1005388	KALYN	2011	TA11788	MT
TRAILER	5DDKM3139B1005391	KALYN	2011	TA11789	MT
TRAILER	5DDKM313XB1005450	KALYN	2011	TA11790	MT
TRAILER	5DDKM3130B1005408	KALYN	2011	TA11791	MT
TRAILER	5DDKM3134B1005413	KALYN	2011	TA11792	MT
TRAILER	5DDKM3134C1005543	KALYN	2012	TA11793	MT
TRAILER	5DDKM3130C1005538	KALYN	2011	TA11794	MT
TRAILER	5DDKM3130C1005510	KALYN	2011	TA11795	MT
TRAILER	5DDKM3130C1005541	KALYN	2012	TA11796	MT
TRAILER	5DDKM3131C1005516	KALYN	2011	TA11797	MT
TRAILER	5DDKM3132C1005511	KALYN	2012	TA11798	MT
TRAILER	5DDKM3132C1005542	KALYN	2011	TA11799	MT
TRAILER	5DDKM3134C1005493	KALYN	2011	TA11800	MT
TRAILER	5DDKM3136C1005513	KALYN	2012	TA11801	MT
TRAILER	5DDKM3136C1005530	KALYN	2012	TA11802	MT
TRAILER	5DDKM3137C1005536	KALYN	2012	TA11803	MT
TRAILER	5DDKM3138B1005477	KALYN	2011	TA11804	MT
TRAILER	5DDKM313XC1005529	KALYN	2011	TA11805	MT
TRAILER	5DDKM3136B1005316	KALYN	2011	TA11806	MT
TRAILER	5DDKM3131B1005319	KALYN	2011	TA11807	MT

TRAILER	5DDKM3131B1005322	KALYN	2011	TA11808	MT
TRAILER	5DDKM3132B1005328	KALYN	2011	TA11809	MT
TRAILER	5DDKM3133B1005323	KALYN	2011	TA11810	MT

TRAILER	5DDKM3134B1005315	KALYN	2011	TA11811	MT
TRAILER	5DDKM3138B1005320	KALYN	2011	TA11812	MT
TRAILER	5DDKM3139B1005326	KALYN	2011	TA11813	MT
TRAILER	5DDKM313XB1005318	KALYN	2011	TA11814	MT
TRAILER	5DDKM313XB1005321	KALYN	2011	TA11815	MT
TRAILER	5DDKM3133C1005680	KALYN	2012	TA11816	MT
TRAILER	5DDKM3133C1005646	KALYN	2012	TA11817	MT
TRAILER	5DDKM3135C1005678	KALYN	2012	TA11818	MT
TRAILER	5DDKM3137C1005679	KALYN	2012	TA11819	MT
TRAILER	5DDKM3139C1005649	KALYN	2012	TA11820	MT
TRAILER	5DDKM313XC1005675	KALYN	2011	TA11821	MT
TRAILER	5DDKM3131C1005595	KALYN	2011	TA11822	MT
TRAILER	5DDKM3130C1005572	KALYN	2012	TA11823	MT
TRAILER	5DDKM3133C1005596	KALYN	2012	TA11824	MT
TRAILER	5DDKM3136C1005561	KALYN	2012	TA11825	MT
TRAILER	5DDKM3133C1005548	KALYN	2012	TA11826	MT
TRAILER	5DDKM3135C1005566	KALYN	2012	TA11827	MT
TRAILER	5DDKM3135C1005597	KALYN	2012	TA11828	MT
TRAILER	5DDKM3136C1005544	KALYN	2012	TA11829	MT
TRAILER	5DDKM3136C1005575	KALYN	2012	TA11830	MT
TRAILER	5DDKM3137C1005598	KALYN	2012	TA11831	MT
TRAILER	5DDKM3138C1005576	KALYN	2011	TA11832	MT
TRAILER	5DDKM3139C1005554	KALYN	2012	TA11833	MT
TRAILER	5DDKM3139C1005599	KALYN	2012	TA11834	MT
TRAILER	5DDKM313XC1005594	KALYN	2011	TA14302	MT
TRAILER	5DDKM3130C1005779	KALYN	2011	TA11836	MT
TRAILER	5DDKM3133C1005758	KALYN	2011	TA11837	MT
TRAILER	5DDKM3139C1005778	KALYN	2011	TA11838	MT
TRAILER	5DDKM3136C1005754	KALYN	2012	TA11839	MT
TRAILER	5DDKM3139B1005472	Kalyn	2011	TA11840	MT

TRAILER	5DDKM3135C1005700	KALYN	2012	TA11841	MT
TRAILER	5DDKM313XC1005708	KALYN	2012	TA11842	MT

TRAILER	5DDKM3136B1005445	KALYN	2011	TA11843	MT
TRAILER	5DDKM3137B1005471	KALYN	2011	TA14040	MT
TRAILER	5DDKM3133C1005808	KALYN	2012	TA11845	MT
TRAILER	5DDKM3131B1005336	KALYN	2011	TA11846	MT
TRAILER	5DDKM3130B1005375	KALYN	2011	TA11847	MT
TRAILER	5DDKM3138B1005401	KALYN	2011	TA11848	MT
TRAILER	5DDKM3139B1005374	KALYN	2011	TA11849	MT
TRAILER	5DDKM3131B1005370	KALYN	2011	TA11850	MT
TRAILER	5DDKM3134B1005394	KALYN	2011	TA11851	MT
TRAILER	5DDKM3135C1005518	KALYN	2012	TA11852	MT
TRAILER	5DDKM3133C1005520	KALYN	2012	TA11853	MT
TRAILER	5DDKM3135B1005324	KALYN	2011	TA11854	MT
TRAILER	5DDKM3132C1005590	KALYN	2012	TA14004	MT
TRAILER	5DDKM3132C1005539	KALYN	2012	TA11855	MT
TRAILER	5DDKM313XC1005689	KALYN	2012	TA11856	MT
TRAILER	5DDKM3131B1005448	KALYN	2011	TA11857	MT
TRAILER	5DDKM3138B1005463	KALYN	2011	TA11910	MT
TRAILER	5DDKM3138C1005643	KALYN	2012	TA11911	MT
TRAILER	5DDKM3130B1005330	KALYN	2011	TA11912	MT
TRAILER	5DDKM3138C1005528	KALYN	2011	TA11913	MT
TRAILER	5DDKM3139B1005312	KALYN	2011	TA11914	MT
TRAILER	5DDKM3137C1005651	KALYN	2012	TA11915	MT
TRAILER	5DDKM313XC1005577	KALYN	2012	TA11916	MT
TRAILER	5DDKM3134C1005753	KALYN	2012	TA11917	MT
TRAILER	5DDKM3135C1005695	KALYN	2011	TA11918	MT
TRAILER	5DDKM3136C1005687	KALYN	2011	TA11919	MT
TRAILER	5DDKM3139C1005733	KALYN	2011	TA11920	MT

TRAILER	5DDKM3133C1005825	KALYN	2011	TA11921	MT
TRAILER	5DDKM3134C1005834	KALYN	2012	TA13990	MT
TRAILER	5DDKM3138C1005626	KALYN	2011	TA13990	MT
TRAILER	5DDKM3136C1005866	KALYN	2011	TA11924	MT
TRAILER	5DDKM3130C1005619	KALYN	2012	TA11925	MT
TRAILER	5DDKM3133C1005615	KALYN	2012	TA11926	MT
TRAILER	5DDKM3137C1005620	KALYN	2012	TA11927	MT
TRAILER	5DDKM3134B1005461	KALYN	2011	TA11928	MT

TRAILER	5DDKM3136B1005462	KALYN	2011	TA11929	MT
TRAILER	5DDKM3138B1005446	KALYN	2011	TA11930	MT
TRAILER	5DDKM313XB1005447	KALYN	2012	TA11931	MT
TRAILER	5DDKM3133C1005629	KALYN	2011	TA11932	MT
TRAILER	5DDKM3135C1005793	KALYN	2012	TA11933	MT
TRAILER	5DDKM3130B1005358	KALYN	2011	TA11934	MT
TRAILER	5DDKM3137B1005356	KALYN	2011	TA11935	MT
TRAILER	5DDKM3134B1005346	KALYN	2011	TA11936	MT
TRAILER	5DDKM3136B1005347	KALYN	2011	TA11937	MT
TRAILER	5DDKM3137B1005342	KALYN	2011	TA11938	MT
TRAILER	5DDKM3135B1005338	KALYN	2011	TA11939	MT
TRAILER	5DDKM3132B1005345	KALYN	2011	TA11940	MT
TRAILER	5DDKM3135C1005650	KALYN	2011	TA11941	MT
TRAILER	5DDKM313XC1005563	KALYN	2012	TA11942	MT
TRAILER	5DDKM313XC1005692	KALYN	2011	TA11943	MT
TRAILER	5DDKM3130C1005734	KALYN	2012	TA11944	MT
TRAILER	5DDKM3130B1005389	KALYN	2011	TA11945	MT
TRAILER	5DDKM3131B1005384	KALYN	2011	TA11946	MT
TRAILER	5DDKM3132B1005409	KALYN	2011	TA11947	MT
TRAILER	5DDKM3133B1005404	KALYN	2011	TA11948	MT
TRAILER	5DDKM3134B1005363	KALYN	2011	TA11949	MT

TRAILER	5DDKM3135B1005372	KALYN	2011	TA11950	MT
TRAILER	5DDKM3138B1005432	KALYN	2011	TA11951	MT
TRAILER	5DDKM3139B1005441	KALYN	2011	TA11952	MT
TRAILER	5DDKM3135B1005386	KALYN	2011	TA11953	MT
TRAILER	5DDKM3131B1005451	KALYN	2011	TA11954	MT
TRAILER	5DDKM3133B1005385	KALYN	2011	TA11955	MT
TRAILER	5DDKM3136B1005395	KALYN	2011	TA11956	MT
TRAILER	5DDKM3137B1005373	KALYN	2011	TA11957	MT
TRAILER	5DDKM3139B1005410	KALYN	2011	TA11958	MT
TRAILER	5DDKM3137B1005406	KALYN	2011	TA11959	MT
TRAILER	5DDKM3135C1005535	KALYN	2011	TA11960	MT
TRAILER	5DDKM3133C1005517	KALYN	2012	TA11961	MT
TRAILER	5DDKM3130C1005488	KALYN	2012	TA11962	MT
TRAILER	5DDKM3132C1005492	KALYN	2012	TA11963	MT

TRAILER	5DDKM3135C1005485	KALYN	2011	TA11964	MT
TRAILER	5DDKM3137C1005486	KALYN	2011	TA11965	MT
TRAILER	5DDKM3137C1005519	KALYN	2011	TA11966	MT
TRAILER	5DDKM3139C1005487	KALYN	2011	TA11967	MT
TRAILER	5DDKM3139C1005490	KALYN	2012	TA11968	MT
TRAILER	5DDKM3132C1005489	KALYN	2012	TA11969	MT
TRAILER	5DDKM3139C1005537	KALYN	2011	TA11970	MT
TRAILER	5DDKM3130B1005327	KALYN	2011	TA11971	MT
TRAILER	5DDKM3134B1005329	KALYN	2011	TA11972	MT
TRAILER	5DDKM3138B1005317	KALYN	2011	TA14901	MT
TRAILER	5DDKM3137B1005311	KALYN	2011	TA11974	MT
TRAILER	5DDKM3130C1005653	KALYN	2012	TA11975	MT
TRAILER	5DDKM3133C1005677	KALYN	2012	TA11976	MT
TRAILER	5DDKM3134C1005624	KALYN	2012	TA11977	MT
TRAILER	5DDKM3137C1005682	KALYN	2012	TA11978	MT

TRAILER	5DDKM3138C1005657	KALYN	2012	TA11979	MT
TRAILER	5DDKM3135C1005647	KALYN	2011	TA11980	MT
TRAILER	5DDKM3135C1005681	KALYN	2011	TA14297	MT
TRAILER	5DDKM3130C1005586	KALYN	2012	TA11982	MT
TRAILER	5DDKM3131C1005547	KALYN	2011	TA14791	MT
TRAILER	5DDKM3133C1005565	KALYN	2011	TA11984	MT
TRAILER	5DDKM3137C1005567	KALYN	2011	TA11985	MT
TRAILER	5DDKM3138C1005562	KALYN	2011	TA11986	MT
TRAILER	5DDKM3137C1005553	KALYN	2011	TA11987	MT
TRAILER	5DDKM3131C1005676	KALYN	2011	TA11988	MT
TRAILER	5DDKM3131C1005757	KALYN	2012	TA11989	MT
TRAILER	5DDKM3135C1005776	KALYN	2012	TA11990	MT
TRAILER	5DDKM3130C1005555	KALYN	2011	TA11991	MT
TRAILER	5DDKM313XC1005756	KALYN	2011	TA11992	MT
TRAILER	5DDKM3139C1005814	KALYN	2011	TA11993	MT
TRAILER	1N9N7FA31BT311091	NRG	2011	TA14298	MT
TRAILER	1N9N7FA31BT311094	NRG	2011	TA11995	MT
TRAILER	1N9N7FA31BT311144	NRG	2011	TA11996	MT
TRAILER	1N9N7FA32BT311153	NRG	2011	TA11997	MT
TRAILER	1N9N7FA33BT311095	NRG	2011	TA11998	MT

TRAILER	1N9N7FA34BT311087	NRG	2011	TA11999	MT
TRAILER	1N9N7FA34BT311090	NRG	2011	TA12000	MT
TRAILER	1N9N7FA34BT311154	NRG	2011	TA12001	MT
TRAILER	1N9N7FA35BT311146	NRG	2011	TA12002	MT
TRAILER	1N9N7FA36BT311088	NRG	2011	TA12003	MT
TRAILER	1N9N7FA37BT311097	NRG	2011	TA12004	MT
TRAILER	1N9N7FA37BT311147	NRG	2011	TA12005	MT
TRAILER	1N9N7FA37BT311150	NRG	2011	TA12006	MT
TRAILER	1N9N7FA38BT311089	NRG	2011	TA12007	MT

TRAILER	1N9N7FA38BT311092	NRG	2011	TA12008	MT
TRAILER	1N9N7FA39BT311098	NRG	2011	TA12009	MT
TRAILER	1N9N7FA39BT311151	NRG	2011	TA12010	MT
TRAILER	1N9N7FA3XBT311093	NRG	2011	TA12011	MT
TRAILER	1N9N7FA3XBT311143	NRG	2011	TA12012	MT
TRAILER	1N9N7FA35BT311096	NRG	2011	TA12013	MT
TRAILER	1N9N7FA33BT311145	NRG	2011	TA12014	MT
TRAILER	1N9N7FA30BT311152	WEAT	2011	TA14037	MT
TRAILER	1N9N7FA30BT311149	NRG	2011	TA12016	MT
TRAILER	1M91S4120BA211859	STEWART & STEVENSON	2011	TA12017	MT
TRAILER	1M91S4120BA211862	STEWART & STEVENSON	2011	TA12018	MT
TRAILER	1M91S4120BA211876	STEWART & STEVENSON	2011	TA12019	MT
TRAILER	1M91S4120BA211893	STEWART & STEVENSON	2011	TA12020	MT
TRAILER	1M91S4121BA211840	STEWART & STEVENSON	2011	TA12021	MT
TRAILER	1M91S4121BA211868	STEWART & STEVENSON	2011	TA12022	MT
TRAILER	1M91S4121BA211871	STEWART & STEVENSON	2011	TA12023	MT
TRAILER	1M91S4123BA211838	STEWART & STEVENSON	2011	TA12024	MT
TRAILER	1M91S4123BA211872	STEWART & STEVENSON	2011	TA12025	MT
TRAILER	1M91S4124BA211833	STEWART & STEVENSON	2011	TA12026	MT
TRAILER	1M91S4124BA211850	STEWART & STEVENSON	2011	TA12027	MT
TRAILER	1M91S4124BA211864	STEWART & STEVENSON	2011	TA12028	MT
TRAILER	1M91S4124BA211881	STEWART & STEVENSON	2011	TA12029	MT
TRAILER	1M91S4125BA211825	STEWART & STEVENSON	2011	TA13565	MT
TRAILER	1M91S4125BA211839	STEWART & STEVENSON	2011	TA12030	MT
TRAILER	1M91S4125BA211856	STEWART & STEVENSON	2011	TA12031	MT
TRAILER	1M91S4125BA211873	STEWART & STEVENSON	2011	TA12032	MT

TRAILER	1M91S4125BA211887	STEWART & STEVENSON	2011	TA12033	MT
TRAILER	1M91S4125BA211890	STEWART & STEVENSON	2011	TA12034	MT
TRAILER	1M91S4126BA211834	STEWART & STEVENSON	2011	TA12035	MT

TRAILER	1M91S4126BA211851	STEWART & STEVENSON	2011	TA12036	MT
TRAILER	1M91S4126BA211865	STEWART & STEVENSON	2011	TA12037	MT
TRAILER	1M91S4126BA211882	STEWART & STEVENSON	2011	TA12038	MT
TRAILER	1M91S4127BA211857	STEWART & STEVENSON	2011	TA12039	MT
TRAILER	1M91S4127BA211874	STEWART & STEVENSON	2011	TA13567	MT
TRAILER	1M91S4127BA211888	STEWART & STEVENSON	2011	TA13568	MT
TRAILER	1M91S4128BA211852	STEWART & STEVENSON	2011	TA13569	MT
TRAILER	1M91S4128BA211866	STEWART & STEVENSON	2011	TA13570	MT
TRAILER	1M91S4129BA211827	STEWART & STEVENSON	2011	TA13571	MT
TRAILER	1M91S4129BA211858	STEWART & STEVENSON	2011	TA13572	MT
TRAILER	1M91S4129BA211861	STEWART & STEVENSON	2011	TA13573	MT
TRAILER	1M91S4129BA211875	STEWART & STEVENSON	2011	TA13574	MT
TRAILER	1M91S4129BA211889	STEWART & STEVENSON	2011	TA13575	MT
TRAILER	1M91S4129BA211892	STEWART & STEVENSON	2011	TA13576	MT
TRAILER	1M91S412XBA211867	STEWART & STEVENSON	2011	TA13577	MT
TRAILER	1M91S412XBA211884	STEWART & STEVENSON	2011	TA13578	MT
TRAILER	1M91S4123BA211824	STEWART & STEVENSON	2011	TA13579	MT
TRAILER	1M91S4127BA211826	STEWART & STEVENSON	2011	TA13580	MT
TRAILER	1M91S4122BA211829	STEWART & STEVENSON	2011	TA13581	MT
TRAILER	1M91S4120BA211831	STEWART & STEVENSON	2011	TA13582	MT
TRAILER	1M91S4122BA211832	STEWART & STEVENSON	2011	TA13583	MT
TRAILER	1M91S4121BA211837	STEWART & STEVENSON	2011	TA13584	MT
TRAILER	1M91S4127BA211860	STEWART & STEVENSON	2011	TA13585	MT
TRAILER	1M91S4122BA211863	STEWART & STEVENSON	2011	TA13586	MT
TRAILER	1M91S412XBA211870	STEWART & STEVENSON	2011	TA13587	MT
TRAILER	1M91S4128BA211883	STEWART & STEVENSON	2011	TA13588	MT
TRAILER	53UC04033CPF15239	PEERLESS	2012	TA13589	MT
TRAILER	53UC04030CPH15267	PEERLESS	2012	TA13590	MT
TRAILER	2PLC04031CBC15214	PEERLESS	2011	TA13591	MT
TRAILER	53UC04033CPJ15274	PEERLESS	2012	TA13592	MT

TRAILER	2PLC04033CBM16030	PEERLESS	2012	TA13593	MT
TRAILER	2PLC04032CBM16035	PEERLESS	2012	TA13594	MT

TRAILER	2PLC04035CBM16028	PEERLESS	2012	TA13595	MT
TRAILER	53UC04030CPA16012	PEERLESS	2012	TA13596	MT
TRAILER	53UC04033CPF15242	PEERLESS	2012	TA13597	MT
TRAILER	53UC04034CPM16037	PEERLESS	2012	TA13598	MT
TRAILER	53UC04037CPH15265	PEERLESS	2012	TA13599	MT
TRAILER	53UC04038CPA16016	PEERLESS	2012	TA13600	MT
TRAILER	53UC04038CPB16021	PEERLESS	2012	TA13601	MT
TRAILER	53UC04038CPM16039	PEERLESS	2012	TA13602	MT
TRAILER	2PLC04037CBM16029	PEERLESS	2012	TA13603	MT
TRAILER	53UC04032CPA16013	PEERLESS	2012	TA13604	MT
TRAILER	53UC04034CPA16014	PEERLESS	2012	TA13605	MT
TRAILER	53UC04035CPM16001	PEERLESS	2012	TA13606	MT
TRAILER	53UC04039CPM16003	PEERLESS	2012	TA13607	MT
TRAILER	1N9N7FA30CT311010	PEERLESS	2012	TA13608	MT
TRAILER	53UC04030CPG15251	PEERLESS	2012	TA13609	MT
TRAILER	53UC04036CPF15249	PEERLESS	2012	TA13610	MT
TRAILER	53UC04036CPJ15270	PEERLESS	2012	TA13611	MT
TRAILER	53UC0403XCPE15235	PEERLESS	2012	TA13612	MT
TRAILER	2PLC04030CBM16034	PEERLESS	2012	TA13613	MT
TRAILER	2PLC04033CBC15215	PEERLESS	2011	TA13614	MT
TRAILER	2PLC04035CBC15216	PEERLESS	2011	TA13615	MT
TRAILER	2PLC04035CBM16031	PEERLESS	2012	TA13616	MT
TRAILER	2PLC04037CBC15217	PEERLESS	2011	TA13617	MT
TRAILER	2PLC04037CBM16032	PEERLESS	2012	TA13618	MT
TRAILER	2PLC04038CBF15218	PEERLESS	2012	TA13619	MT
TRAILER	53UC04030CPA16009	PEERLESS	2012	TA13620	MT
TRAILER	53UC04030CPD15225	PEERLESS	2012	TA13621	MT

TRAILER	53UC04030CPE15230	PEERLESS	2011	TA13622	MT
TRAILER	53UC04030CPM15998	PEERLESS	2012	TA13623	MT
TRAILER	53UC04031CPA16018	PEERLESS	2012	TA13624	MT
TRAILER	53UC04031CPF15241	PEERLESS	2012	TA13625	MT
TRAILER	53UC04031CPH15262	PEERLESS	2012	TA13626	MT
TRAILER	53UC04032CPE15228	PEERLESS	2011	TA13627	MT
TRAILER	53UC04032CPG15252	PEERLESS	2012	TA13628	MT
TRAILER	53UC04032CPH15268	PEERLESS	2012	TA13629	MT

TRAILER	53UC04032CPM15999	PEERLESS	2012	TA13630	MT
TRAILER	53UC04033CPA16005	PEERLESS	2012	TA13631	MT
TRAILER	53UC04033CPE15237	PEERLESS	2012	TA13632	MT
TRAILER	53UC04033CPH15263	PEERLESS	2012	TA13633	MT
TRAILER	53UC04033CPM16000	PEERLESS	2012	TA13634	MT
TRAILER	53UC04034CPD15227	PEERLESS	2012	TA13635	MT
TRAILER	53UC04034CPE15229	PEERLESS	2011	TA13636	MT
TRAILER	53UC04034CPE15232	PEERLESS	2012	TA13637	MT
TRAILER	53UC04034CPF15248	PEERLESS	2012	TA13638	MT
TRAILER	53UC04035CPH15264	PEERLESS	2012	TA13639	MT
TRAILER	53UC04035CPL15766	PEERLESS	2012	TA13640	MT
TRAILER	53UC04035CPM15768	PEERLESS	2012	TA13641	MT
TRAILER	53UC04036CPB16020	PEERLESS	2012	TA13642	MT
TRAILER	53UC04036CPE15233	PEERLESS	2012	TA13643	MT
TRAILER	53UC04037CPA16007	PEERLESS	2012	TA13644	MT
TRAILER	53UC04037CPA16010	PEERLESS	2012	TA13645	MT
TRAILER	53UC04037CPC15221	PEERLESS	2011	TA13646	MT
TRAILER	53UC04037CPD15223	PEERLESS	2011	TA13647	MT
TRAILER	53UC04037CPF15244	PEERLESS	2012	TA13648	MT
TRAILER	53UC04038CPG15255	PEERLESS	2012	TA13649	MT
TRAILER	53UC04038CPH15260	PEERLESS	2012	TA13650	MT

TRAILER	53UC04038CPK15628	PEERLESS	2012	TA13651	MT
TRAILER	53UC04039CPA16008	PEERLESS	2012	TA13652	MT
TRAILER	53UC04039CPA16011	PEERLESS	2012	TA13653	MT
TRAILER	53UC04039CPF15245	PEERLESS	2012	TA13954	MT
TRAILER	53UC04039CPH15266	PEERLESS	2012	TA13654	MT
TRAILER	53UC0403XCPG15256	PEERLESS	2012	TA13655	MT
TRAILER	53UC0403XCPH15261	PEERLESS	2012	TA13656	MT
TRAILER	53UC0403XCPK15629	PEERLESS	2012	TA13657	MT
TRAILER	53UC04031CPE15236	PEERLESS	2012	TA13658	MT
TRAILER	53UC04032CPD15226	PEERLESS	2012	TA13659	MT
TRAILER	53UC04037CPM16002	PEERLESS	2012	TA13660	MT
TRAILER	2PLC0403XCBC15213	PEERLESS	2011	TA13661	MT
TRAILER	2PLC0403XCBF15219	PEERLESS	2012	TA13662	MT
TRAILER	53UC04035CPC15220	PEERLESS	2011	TA13663	MT

TRAILER	53UC04035CPD15222	PEERLESS	2011	TA13664	MT
TRAILER	53UC04039CPD15224	PEERLESS	2012	TA13665	MT
TRAILER	53UC04032CPE15231	PEERLESS	2012	TA12040	MT
TRAILER	53UC04034CPG15253	PEERLESS	2012	TA12041	MT
TRAILER	53UC04036CPG15254	PEERLESS	2012	TA12042	MT
TRAILER	53UC04031CPH15259	PEERLESS	2012	TA12043	MT
TRAILER	53UC04038CPJ15271	PEERLESS	2012	TA12044	MT
TRAILER	53UC0403XCPJ15272	PEERLESS	2012	TA12045	MT
TRAILER	53UC04037CPL15767	PEERLESS	2012	TA12046	MT
TRAILER	53UC0403XCPA16017	PEERLESS	2012	TA12047	MT
TRAILER	53CU0403XCPJ15226	PEERLESS	2012	TA12048	MT
TRAILER	2PLC04039CBM16033	PEERLESS	2012	TA12049	MT
TRAILER	53UC04038CPE15234	PEERLESS	2012	TA12050	MT
TRAILER	53UC0403XCPB16019	PEERLESS	2012	TA12051	MT
TRAILER	53UC0403XCPF15240	PEERLESS	2012	TA12052	MT

TRAILER	53UC04032CPF15247	PEERLESS	2012	TA12053	MT
TRAILER	53UC04036CPM16038	PEERLESS	2012	TA12054	MT
TRAILER	53UC04038CPK15631	PEERLESS	2012	TA12055	MT
TRAILER	53UC04031CPJ15273	PEERLESS	2012	TA12056	MT
TRAILER	53UC04036CPA16015	PEERLESS	2012	TA12057	MT
TRAILER	53UC04030CPF15246	PEERLESS	2012	TA12058	MT
TRAILER	53UC04031CPA16004	PEERLESS	2012	TA12059	MT
TRAILER	53UC04031CPF15238	PEERLESS	2012	TA12060	MT
TRAILER	53UC04031CPG15257	PEERLESS	2012	TA12061	MT
TRAILER	53UC04033CPG15258	PEERLESS	2012	TA12062	MT
TRAILER	53UC04035CPF15243	PEERLESS	2012	TA12063	MT
TRAILER	53UC04036CPK15630	PEERLESS	2012	TA12064	MT
TRAILER	53UC04038CPL15633	PEERLESS	2012	TA12065	MT
TRAILER	53UC04032CPF15250	PEERLESS	2012	TA12066	MT
TRAILER	5DDKM3135D1006153	KALYN	2012	TA12067	MT
TRAILER	5DDKM3133C1005940	KALYN	2012	TA12068	MT
TRAILER	5DDKM313XC1005966	KALYN	2012	TA12069	MT
TRAILER	5ddkm3138c1005674	KALYN	2012	TA12070	MT
TRAILER	5DDKM3133C1005937	KALYN	2012	TA12071	MT
TRAILER	5DDKM3135C1005924	KALYN	2012	TA12072	MT

TRAILER	5DDKM3130D1006187	KALYN	2013	TA14069	MT
TRAILER	5DDKM3135C1005941	KALYN	2012	TA12074	MT
TRAILER	5DDKM3135C1006054	KALYN	2012	TA12075	MT
TRAILER	5DDKM3130C1005989	KALYN	2012	TA12076	MT
TRAILER	5DDKM3139C1005960	KALYN	2012	TA12077	MT
TRAILER	5DDKM3137C1005939	KALYN	2012	TA12078	MT
TRAILER	5DDKM3133C1005954	KALYN	2012	TA12079	MT
TRAILER	5DDKM3134C1005879	KALYN	2012	TA12080	MT
TRAILER	5DDKM3133C1005906	KALYN	2012	TA12081	MT

TRAILER	5DDKM3136C1005933	KALYN	2012	TA12082	MT
TRAILER	5DDKM3137C1005892	KALYN	2012	TA12083	MT
TRAILER	5DDKM3137C1005925	KALYN	2012	TA14299	MT
TRAILER	5DDKM313XC1005904	KALYN	2012	TA14070	MT
TRAILER	5DDKM3135C1005910	KALYN	2012	TA12086	MT
TRAILER	5DDKM3137C1005942	KALYN	2012	TA12087	MT
TRAILER	5DDKM3136C1005964	KALYN	2012	TA12088	MT
TRAILER	5DDKM3131C1005953	KALYN	2012	TA12089	MT
TRAILER	5DDKM3132C1005976	KALYN	2012	TA12090	MT
TRAILER	5DDKM3134C1005963	KALYN	2012	TA12091	MT
TRAILER	5DDKM3136C1005947	KALYN	2012	TA12092	MT
TRAILER	5DDKM3136C1005950	KALYN	2012	TA12093	MT
TRAILER	5DDKM3137C1005987	KALYN	2012	TA12094	MT
TRAILER	5DDKM3138C1005948	KALYN	2012	TA12095	MT
TRAILER	5DDKM3137C1005956	KALYN	2012	TA12096	MT
TRAILER	5DDKM3130C1005958	KALYN	2012	TA12097	MT
TRAILER	5DDKM3137D1006154	KALYN	2012	TA12098	MT
TRAILER	5DDKM3134C1005896	KALYN	2012	TA12099	MT
TRAILER	5DDKM3137D1006199	KALYN	2012	TA12100	MT
TRAILER	5DDKM3130C1005880	KALYN	2012	TA12101	MT
TRAILER	5DDKM3135C1005907	KALYN	2012	TA12102	MT
TRAILER	5DDKM3132D1006188	KALYN	2013	TA12103	MT
TRAILER	5DDKM313XC1005935	KALYN	2012	TA12104	MT
TRAILER	5DDKM313XC1005885	KALYN	2012	TA12105	MT
TRAILER	5DDKM3136C1005883	KALYN	2012	TA14428	MT
TRAILER	5DDKM3138C1005884	KALYN	2012	TA12107	MT

TRAILER	5DDKM3135C1005938	KALYN	2012	TA12108	MT
TRAILER	5DDKM3137C1005875	KALYN	2012	TA14034	MT
TRAILER	5DDKM3130C1005877	KALYN	2012	TA12110	MT

TRAILER	5DDKM3130C1005894	KALYN	2012	TA12111	MT
TRAILER	5DDKM3131C1005905	KALYN	2012	TA12112	MT
TRAILER	5DDKM3132C1005895	KALYN	2012	TA12113	MT
TRAILER	5DDKM3137C1005908	KALYN	2012	TA12114	MT
TRAILER	5DDKM3134C1005946	KALYN	2012	TA12115	MT
TRAILER	5DDKM3139C1005974	KALYN	2012	TA12116	MT
TRAILER	5DDKM3130C1005975	KALYN	2012	TA12117	MT
TRAILER	5DDKM3134C1005977	KALYN	2012	TA12118	MT
TRAILER	5DDKM3138C1005965	KALYN	2012	TA12119	MT
TRAILER	5DDKM313XC1005949	KALYN	2012	TA12120	MT
TRAILER	5DDKM313XC1005952	KALYN	2012	TA12121	MT
TRAILER	1N9N7FA32CT311025	NRG	2012	TA12122	MT
TRAILER	1N9N7FA33CT311003	NRG	2012	TA12123	MT
TRAILER	1N9N7FA30CT311038	NRG	2012	TA12124	MT
TRAILER	1N9N7FA30CT311007	NRG	2012	TA12125	MT
TRAILER	1N9N7FA30CT311024	NRG	2012	TA12126	MT
TRAILER	1N9N7FA31CT311002	NRG	2012	TA12127	MT
TRAILER	1N9N7FA31CT311016	NRG	2012	TA12128	MT
TRAILER	1N9N7FA31CT311033	NRG	2012	TA12129	MT
TRAILER	1N9N7FA32CT311008	NRG	2012	TA12130	MT
TRAILER	1N9N7FA32CT311011	NRG	2012	TA12131	MT
TRAILER	1N9N7FA33CT311020	NRG	2012	TA12132	MT
TRAILER	1N9N7FA33CT311034	NRG	2012	TA12133	MT
TRAILER	1N9N7FA34CT311009	NRG	2012	TA12134	MT
TRAILER	1N9N7FA35CT311004	NRG	2012	TA12135	MT
TRAILER	1N9N7FA35CT311018	NRG	2012	TA12136	MT
TRAILER	1N9N7FA35CT311035	NRG	2012	TA12137	MT
TRAILER	1N9N7FA36CT311013	NRG	2012	TA12138	MT
TRAILER	1N9N7FA36CT311027	NRG	2012	TA12139	MT
TRAILER	1N9N7FA37CT311005	NRG	2012	TA12140	MT

TRAILER	1N9N7FA37CT311019	NRG	2012	TA12141	MT
TRAILER	1N9N7FA37CT311022	NRG	2012	TA12142	MT

TRAILER	1N9N7FA37CT311036	NRG	2012	TA12143	MT
TRAILER	1N9N7FA38CT311014	NRG	2012	TA12144	MT
TRAILER	1N9N7FA38CT311028	NRG	2012	TA12145	MT
TRAILER	1N9N7FA39CT311006	NRG	2012	TA12146	MT
TRAILER	1N9N7FA39CT311023	NRG	2012	TA12147	MT
TRAILER	1N9N7FA3XCT311029	NRG	2012	TA12148	MT
TRAILER	1N9N7FA34CT311012	NRG	2012	TA12149	MT
TRAILER	1N9N7FA3XCT311015	NRG	2012	TA12150	MT
TRAILER	1N9N7FA39CT311037	NRG	2012	TA12151	MT
TRAILER	1N9N7FA3XCT311032	NRG	2012	TA12152	MT
TRAILER	1N9N7FA38CT311031	NRG	2012	TA12153	MT
TRAILER	1N9N7FA34CT311026	NRG	2012	TA12154	MT
TRAILER	1N9N7FA35CT311021	NRG	2012	TA12155	MT
TRAILER	1N9N7FA3XCT311001	NRG	2012	TA12156	MT
TRAILER	1N9N7FA36CT311030	NRG	2012	TA12157	MT
TRAILER	1N9N7FA33CT311017	NRG	2012	TA12158	MT
TRAILER	53UC0403XCPK15632	PEERLESS	2012	TA12159	MT
TRAILER	1A9L74234CA245636	ATOKA	2013	TA12160	MT
TRAILER	1A9L74230CA245634	ATOKA	2012	TA12161	MT
TRAILER	1A9L74232CA245635	ATOKA	2012	TA12162	MT
TRAILER	53UC04030DPD16022	PEERLESS	2013	TA12163	MT
TRAILER	53UC04032DPC16066	PEERLESS	2013	TA12164	MT
TRAILER	53UC04032DPD16006	PEERLESS	2013	TA12165	MT
TRAILER	53UC04032DPD16068	PEERLESS	2013	TA12166	MT
TRAILER	53UC04037DPD16065	PEERLESS	2013	TA12167	MT
TRAILER	53UC04035DPD16064	PEERLESS	2012	TA12168	MT
TRAILER	53UC04034DPC16067	PEERLESS	2013	TA12169	MT

TRAILER	1M91S41283A211027	STEWART & STEVENSON	2003	TA12170	MT
TRAILER	5DDKM3131D1006201	CAT	2013	TA12171	MT
TRAILER	5DDKM3233F1007674	KALYN	2014	TA12172	MT
TRAILER	5DDKM3239F1007677	KALYN	2014	TA12173	MT
TRAILER	5DDKM3239F1007680	KALYN	2014	TA12174	MT
TRAILER	5DDKM3232F1007682	KALYN	2014	TA12175	MT
TRAILER	5DDKM3237F1007676	KALYN	2014	TA12176	MT
TRAILER	5DDKM4336E1006893	KALYN	2014	TA12177	MT

TRAILER	5DDKM3134C1006109	KALYN	2012	TA12178	MT
TRAILER	5DDKM3135C1006071	KALYN	2012	TA12179	MT
TRAILER	5DDKM3138C1006095	KALYN	2012	TA14185	MT
TRAILER	5DDKM313XC1006096	KALYN	2014	TA12181	MT
TRAILER	5DDKM3130C1006107	KALYN	2012	TA12182	MT
TRAILER	5DDKM3133D1006202	KALYN	2014	TA12183	MT
TRAILER	5DDKM3137D1006204	KALYN	2014	TA12184	MT
TRAILER	5DDKM3139D1006205	KALYN	2014	TA12185	MT
TRAILER	5DDKM3130D1006206	KALYN	2013	TA12186	MT
TRAILER	5DDKM3130C1006057	KALYN	2012	TA12187	MT
TRAILER	5DDKM3130C1006110	KALYN	2012	TA12188	MT
TRAILER	5DDKM3131C1006097	KALYN	2012	TA12189	MT
TRAILER	5DDKM3135D1006203	KALYN	2013	TA12190	MT
TRAILER	5DDKM3236F1007670	KALYN	2014	TA12191	MT
TRAILER	5DDKM3230F1007678	KALYN	2014	TA12192	MT
TRAILER	5DDKM3134C1006093	KALYN	2012	TA12193	MT
TRAILER	5DDKM3130C1006091	KALYN	2012	TA12194	MT
TRAILER	5DDKM3238F1007685	KALYN	2014	TA12195	MT
TRAILER	5DDKM3136C1006094	KALYN	2012	TA12196	MT
TRAILER	5DDKM3232F1007679	KALYN	2015	TA12197	MT
TRAILER	5DDKM3136C1006113	KALYN	2012	TA12198	MT

TRAILER	5DDKM3137C1006069	KALYN	2012	TA12199	MT
TRAILER	5DDKM3132C1006089	KALYN	2012	TA12200	MT
TRAILER	5DDKM3132C1006092	KALYN	2014	TA12822	MT
TRAILER	5DDKM3238F1007671	KALYN	2014	TA12823	MT
TRAILER	5DDKM3231F1007673	KALYN	2014	TA14902	MT
TRAILER	5DDKM3235F1007675	KALYN	2014	TA12825	MT
TRAILER	5DDKM323XF1007672	KALYN	2015	TA12826	MT
TRAILER	5DDKM4330G1008464	KALYN	2015	TA12827	MT
TRAILER	5DDKM323XG1007902	KALYN	2015	TA12828	MT
TRAILER	5DDKM4339G1008463	KALYN	2015	TA12829	MT
TRAILER	5DDKM4332G1008465	KALYN	2016	TA12830	MT
TRAILER	5DDKM4337G1008462	KALYN	2016	TA12831	MT
TRAILER	5DDKM3236F1007846	KALYN	2015	TA12832	MT
TRAILER	5DDKM3232F1007844	KALYN	2015	TA12833	MT

TRAILER	5DDKM3238F1007850	KALYN	2015	TA12834	MT
TRAILER	5DDKM3230F1007843	KALYN	2015	TA12835	MT
TRAILER	5DDKM3238F1007847	KALYN	2015	TA12836	MT
TRAILER	5DDKM323XF1007848	KALYN	2015	TA12837	MT
TRAILER	5DDKM3238G1007901	KALYN	2016	TA12838	MT
TRAILER	5DDKM4335G1008461	KALYN	2015	TA12839	MT
TRAILER	5DDKM3234F1007845	KALYN	2015	TA12840	MT
TRAILER	5DDKM323XF1007851	KALYN	2015	TA12841	MT
TRAILER	5DDKM3231F1007849	KALYN	2015	TA12842	MT
TRAILER	1B9B6LJ36FF946229	BLAC	2015	TA12843	MT
TRAILER	1B9B6LJ37FF946224	UE	2015	TA12844	MT
TRAILER	1B9B6LJ32FF946230	UE	2015	TA12845	MT
TRAILER	1B9B6LJ34FF946228	UE	2015	TA12846	MT
TRAILER	5DDKM3132C1005959	KALYN	2012	TA12847	MT
TRAILER	5DDKM3132C1005962	KALYN	2012	TA12848	MT

TRAILER	1C96Z4333JK883105	STEWART & STEVENSON	2018	TA12849	MT
TRAILER	1C96Z4334JK883100	STEWART & STEVENSON	2018	TA12850	MT
TRAILER	1C96Z433XJK883103	STEWART & STEVENSON	2018	TA12851	MT
TRAILER	1C96Z4333JK883119	STEWART & STEVENSON	2018	TA14303	MT
TRAILER	1C96Z4334JK883095	STEWART & STEVENSON	2018	TA12853	MT
TRAILER	1C96Z4334JK883131	STEWART & STEVENSON	2018	TA12854	MT
TRAILER	1C96Z4337JK883124	STEWART & STEVENSON	2018	TA12855	MT
TRAILER	1C96Z4338JK883102	STEWART & STEVENSON	2018	TA12856	MT
TRAILER	1C96Z4339JK883108	STEWART & STEVENSON	2018	TA12857	MT
TRAILER	1C96Z433XJK883117	STEWART & STEVENSON	2018	TA12858	MT
TRAILER	2T9SASWC0JD016619	TYCROP	2018	TA12859	MT
TRAILER	2T9SASWC1JD016712	TYCROP	2018	TA12860	MT
TRAILER	2T9SASWC2JD016637	TYCROP	2018	TA12861	MT
TRAILER	2T9SASWC3JD016680	TYCROP	2018	TA12862	MT
TRAILER	2T9SASWC7JD016620	TYCROP	2018	TA12863	MT
TRAILER	2T9SASWC7JD016682	TYCROP	2018	TA12864	MT
TRAILER	1C96Z4330JK883093	STEWART & STEVENSON	2018	TA12865	MT
TRAILER	1C96Z4330JK883109	STEWART & STEVENSON	2018	TA12866	MT
TRAILER	1C96Z4330JK883126	STEWART & STEVENSON	2018	TA12867	MT
TRAILER	1C96Z4331JK883099	STEWART & STEVENSON	2018	TA12868	MT

TRAILER	1C96Z4331JK883104	STEWART & STEVENSON	2018	TA12869	MT
TRAILER	1C96Z4331JK883121	STEWART & STEVENSON	2018	TA12870	MT
TRAILER	1C96Z4333JK883122	STEWART & STEVENSON	2018	TA12871	MT
TRAILER	1C96Z4334JK883114	STEWART & STEVENSON	2018	TA12872	MT
TRAILER	1C96Z4336JK883101	STEWART & STEVENSON	2018	TA12873	MT
TRAILER	1C96Z4336JK883115	STEWART & STEVENSON	2018	TA12874	MT
TRAILER	1C96Z4336JK883129	STEWART & STEVENSON	2018	TA12875	MT
TRAILER	1C96Z4337JK883107	STEWART & STEVENSON	2018	TA11858	MT
TRAILER	1C96Z4338JK883097	STEWART & STEVENSON	2018	TA11859	MT

TRAILER	1C96Z4338JK883116	STEWART & STEVENSON	2018	TA11860	MT
TRAILER	1C96Z4339JK883125	STEWART & STEVENSON	2018	TA11861	MT
TRAILER	1C96Z433XJK883120	STEWART & STEVENSON	2018	TA11862	MT
TRAILER	2T9SASWC0JD016684	TYCROP	2018	TA11863	MT
TRAILER	2T9SASWC1JD016676	TYCROP	2018	TA11864	MT
TRAILER	2T9SASWC2JD016623	TYCROP	2018	TA11865	MT
TRAILER	2T9SASWC2JD016640	TYCROP	2018	TA11866	MT
TRAILER	2T9SASWC4JD016624	TYCROP	2018	TA11867	MT
TRAILER	2T9SASWC4JD016638	TYCROP	2018	TA11868	MT
TRAILER	2T9SASWC4JD016641	TYCROP	2018	TA11869	MT
TRAILER	2T9SASWC5JD016678	TYCROP	2018	TA11870	MT
TRAILER	2T9SASWC5JD016681	TYCROP	2018	TA11871	MT
TRAILER	2T9SASWC7JD016679	TYCROP	2018	TA11872	MT
TRAILER	2T9SASWC9JD016621	TYCROP	2018	TA11873	MT
TRAILER	2T9SASWC9JD016683	TYCROP	2018	TA11874	MT
TRAILER	1C96Z4339JK883092	IPCNP	2018	TA11875	MT
TRAILER	1C96Z4339JK883111	STEWART & STEVENSON	2018	TA14304	MT
TRAILER	1C96Z4331JK883118	STEWART & STEVENSON	2018	TA11877	MT
TRAILER	1C96Z4335JK883123	STEWART & STEVENSON	2018	TA11878	MT
TRAILER	1C96Z4330JK883112	STEWART & STEVENSON	2018	TA11879	MT
TRAILER	1C96Z4332JK883094	STEWART & STEVENSON	2018	TA11880	MT
TRAILER	1C96Z4332JK883113	STEWART & STEVENSON	2018	TA11881	MT
TRAILER	1C96Z4332JK883127	STEWART & STEVENSON	2018	TA11882	MT
TRAILER	1C96Z4332JK883130	STEWART & STEVENSON	2018	TA11883	MT
TRAILER	1C96Z4334JK883128	STEWART & STEVENSON	2018	TA11884	MT
TRAILER	1C96Z4337JK883110	STEWART & STEVENSON	2018	TA14305	MT

TRAILER	1C96Z433XJK883098	STEWART & STEVENSON	2018	TA11886	MT
TRAILER	1C9624335JK883106	STEWART & STEVENSON	2018	TA11887	MT
TRAILER	1C96Z4336JK883096	STEWART & STEVENSON	2018	TA11888	MT

TRAILER	1Z92786702E094051	LIDDELL	2003	6CA984	AB
TRAILER	1A9L743375A245597	ATOKA	2005	6CA985	AB
TRAILER	1A9L743314A245383	ATOKA	2005	6CA986	AB
TRAILER	1A9L743364A245380	ATOKA	2005	6BL250	AB
TRAILER	1A9L743355A245677	ATOKA	2006	6BL251	AB
TRAILER	5DDKE312271002702	KALYN	2006	6BL252	AB
TRAILER	1TKB042327B127363	TRAIL KING	2008	6BL253	AB
TRAILER	1TKB0423X8B056172	TRAIL KING	2008	6BL254	AB
TRAILER	1TKB042368B056170	TRAIL KING	2008	6BL255	AB
TRAILER	1TKB042309B097783	TRAIL KING	2008	6BL256	AB
TRAILER	1TKB042399B097782	TRAIL KING	2008	6BL257	AB
TRAILER	5DDKM3138B1005221	KALYN	2010	6BL258	AB
TRAILER	5DDKM3132B1005247	KALYN	2010	6BL259	AB
TRAILER	5DDKM313XB1005254	KALYN	2010	6BL260	AB
TRAILER	5DDKM3133B1005256	KALYN	2010	6BL261	AB
TRAILER	5DDKM3137B1005193	KALYN	2010	6BL262	AB
TRAILER	5DDKM3137B1005258	KALYN	2010	6BL263	AB
TRAILER	5DDKM3132B1005295	KALYN	2010	6BL264	AB
TRAILER	5DDKM3131B1005255	KALYN	2010	6BL265	AB
TRAILER	5DDKM3130B1005246	KALYN	2010	6BL266	AB
TRAILER	5DDKM3131B1005241	KALYN	2010	6BL267	AB
TRAILER	5DDKM3135B1005243	KALYN	2010	6BL268	AB
TRAILER	5DDKM3137B1005244	KALYN	2010	6BL269	AB
TRAILER	5DDKM3139B1005245	KALYN	2010	6BL270	AB
TRAILER	5DDKM3139B1005227	KALYN	2010	6BL271	AB
TRAILER	5DDKM313XB1005416	KALYN	2011	6BL272	AB
TRAILER	5DDKM3136B1005428	KALYN	2011	6BL273	AB
TRAILER	5DDKM3139B1005424	KALYN	2011	6BL274	AB
TRAILER	5DDKM3136C1005494	KALYN	2011	6BL275	AB
TRAILER	5DDKM3138C1005495	KALYN	2011	6BL276	AB

TRAILER	5DDKM313XC1005787	KALYN	2011	6BL277	AB
TRAILER	5DDKM3136C1005835	KALYN	2011	6BL278	AB

TRAILER	5DDKM3139C1005540	KALYN	2011	6BL279	AB
TRAILER	5DDKM313XB1005464	KALYN	2011	6BL280	AB
TRAILER	5DDKM3131C1005628	KALYN	2012	6BL281	AB
TRAILER	5DDKM313XC1005613	KALYN	2011	6BL282	AB
TRAILER	5DDKM3138C1005514	KALYN	2011	6BL283	AB
TRAILER	5DDKM3138B1005298	KALYN	2011	6BL284	AB
TRAILER	5DDKM3130B1005425	KALYN	2011	6BL285	AB
TRAILER	5DDKM3131B1005403	KALYN	2011	6BL286	AB
TRAILER	5DDKM3134B1005427	KALYN	2011	6BL287	AB
TRAILER	5DDKM3135C1005860	KALYN	2011	6BL288	AB
TRAILER	5DDKM3136B1005378	KALYN	2011	6BL289	AB
TRAILER	5DDKM313XB1005402	KALYN	2011	6BL290	AB
TRAILER	5DDKM3139B1005407	KALYN	2011	6BL291	AB
TRAILER	5DDKM313XC1005515	KALYN	2011	6BL292	AB
TRAILER	5DDKM3131B1005417	KALYN	2011	6BL293	AB
TRAILER	5DDKM3134B1005430	KALYN	2011	6BL294	AB
TRAILER	5DDKM3134C1005509	KALYN	2011	6BL295	AB
TRAILER	5DDKM313XC1005496	KALYN	2011	6BL296	AB
TRAILER	5DDKM3132C1005573	KALYN	2011	6BL297	AB
TRAILER	5DDKM3132C1005587	KALYN	2011	6BL298	AB
TRAILER	5DDKM3132C1005623	KALYN	2011	6BL299	AB
TRAILER	5DDKM3134C1005574	KALYN	2011	6BL300	AB
TRAILER	5DDKM3134C1005588	KALYN	2011	6BL301	AB
TRAILER	5DDKM3136C1005592	KALYN	2011	6BL302	AB
TRAILER	5DDKM3139C1005585	KALYN	2011	6BL303	AB
TRAILER	5DDKM3139C1005621	KALYN	2011	6BL304	AB
TRAILER	5DDKM3139C1005652	KALYN	2011	6BL305	AB

TRAILER	5DDKM3130C1005622	KALYN	2011	6BL306	AB
TRAILER	5DDKM3138C1005593	KALYN	2011	6BL307	AB
TRAILER	5DDKM3130C1005863	KALYN	2011	6BL308	AB
TRAILER	5DDKM3131C1005788	KALYN	2011	6BL309	AB
TRAILER	5DDKM3132C1005816	KALYN	2011	6BL310	AB
TRAILER	5DDKM3132C1005833	KALYN	2011	6BL311	AB
TRAILER	5DDKM3132C1005864	KALYN	2011	6BL312	AB
TRAILER	5DDKM3133C1005792	KALYN	2011	6BL313	AB

TRAILER	5DDKM3133C1005856	KALYN	2011	6BL314	AB
TRAILER	5DDKM3134C1005817	KALYN	2011	6BL315	AB
TRAILER	5DDKM3134C1005865	KALYN	2011	6BL316	AB
TRAILER	5DDKM3135C1005812	KALYN	2011	6BL317	AB
TRAILER	5DDKM3135C1005826	KALYN	2011	6BL318	AB
TRAILER	5DDKM3137C1005827	KALYN	2011	6BL319	AB
TRAILER	5DDKM3138C1005819	KALYN	2011	6BL320	AB
TRAILER	5DDKM3139C1005828	KALYN	2011	6BL321	AB
TRAILER	5DDKM3139C1005862	KALYN	2011	6BL322	AB
TRAILER	5DDKM313XC1005837	KALYN	2011	6BL323	AB
TRAILER	5DDKM3130C1005829	KALYN	2011	6BL324	AB
TRAILER	5DDKM3130C1005832	KALYN	2011	6BL325	AB
TRAILER	5DDKM3131C1005810	KALYN	2011	6BL326	AB
TRAILER	5DDKM3136C1005818	KALYN	2011	6BL327	AB
TRAILER	5DDKM3138C1005870	KALYN	2011	6BL328	AB
TRAILER	5DDKM3139C1005831	KALYN	2011	6BL329	AB
TRAILER	5DDKM3139C1005893	KALYN	2012	6BL330	AB
TRAILER	5DDKM3139C1005909	KALYN	2012	6BL331	AB
TRAILER	5DDKM3135C1005891	KALYN	2012	6BL332	AB
TRAILER	5DDKM3138C1005951	KALYN	2012	6BL333	AB
TRAILER	5DDKM3230F1007695	KALYN	2014	6BL334	AB

TRAILER	5DDKM3230F1007700	KALYN	2014	6BL335	AB
TRAILER	5DDKM3231F1007690	KALYN	2014	6BL336	AB
TRAILER	5DDKM3232F1007696	KALYN	2014	6BL337	AB
TRAILER	5DDKM3232F1007701	KALYN	2014	6BL338	AB
TRAILER	5DDKM3233F1007688	KALYN	2014	6BL339	AB
TRAILER	5DDKM3233F1007691	KALYN	2014	6BL340	AB
TRAILER	5DDKM3234F1007697	KALYN	2014	6BL341	AB
TRAILER	5DDKM3234F1007702	KALYN	2014	6BL342	AB
TRAILER	5DDKM3235F1007689	KALYN	2014	6BL343	AB
TRAILER	5DDKM3236F1007698	KALYN	2014	6BL344	AB
TRAILER	5DDKM3237F1007693	KALYN	2014	6BL345	AB
TRAILER	5DDKM3239F1007694	KALYN	2014	6BL346	AB
TRAILER	5DDKM323XF1007705	KALYN	2014	6BL347	AB
TRAILER	5DDKM3231F1007706	KALYN	2014	6BL348	AB

TRAILER	5DDKM3233F1007707	KALYN	2014	6BL349	AB
TRAILER	5DDKM3235F1007692	KALYN	2014	6BC000	AB
TRAILER	5DDKM3236F1007703	KALYN	2014	6BC001	AB
TRAILER	5DDKM3238F1007699	KALYN	2014	6BC002	AB
TRAILER	5DDKM3238F1007704	KALYN	2014	6BC003	AB
TRAILER	2T9SASWC6JD016639	TYCROP	2018	TA13827	MT
TRACTOR	1NP6LT0X51D611158	PETERBILT	2001	TA13828	MT
TRAILER	2T9SASWC3JD016677	TYCROP	2018	TA13951	MT
TRAILER	1A9L745315A245639	ATOKA	2005	6DH850	AB
TRAILER	1A9L745346A245880	ATOKA	2006	6DH851	AB
TRAILER	1A9L745366A245878	ATOKA	2006	TA13831	MT
TRAILER	1A9L745385A245640	ATOKA	2006	6DH852	AB
TRAILER	1A9L745386A245669	ATOKA	2006	6DH853	AB
TRAILER	1A9L7453X5A245638	ATOKA	2005	6DH854	AB
TRAILER	1A9L75030EA245211	ATOKA	2014	6DH855	AB

TRAILER	1A9L75030FA245632	ATOKA	2015	6DH856	AB
TRAILER	1A9L75032EA245209	ATOKA	2014	6DH857	AB
TRAILER	1A9L75032EA245212	ATOKA	2014	TA13838	MT
TRAILER	1A9L75032FA245633	ATOKA	2015	6DH858	AB
TRAILER	1A9L75034FA245634	ATOKA	2015	6DH859	AB
TRAILER	1A9L75039EA245210	ATOKA	2014	6DH860	AB
TRAILER	1A9L85230CA245720	ATOKA	2013	6DH861	AB
TRAILER	1A9L85230DA245959	ATOKA	2014	TA13843	MT
TRAILER	1A9L85231DA245159	ATOKA	2014	6DH862	AB
TRAILER	1A9L85232CA245721	ATOKA	2013	TA13845	MT
TRAILER	1A9L85234CA245722	ATOKA	2013	TA13846	MT
TRAILER	1A9L85234DA245995	ATOKA	2013	TA13847	MT
TRAILER	1A9L85235DA245956	ATOKA	2013	TA13848	MT
TRAILER	1A9L85236CA245723	ATOKA	2013	TA13849	MT
TRAILER	1A9L85237DA245148	ATOKA	2014	TA13850	MT
TRAILER	1A9L85237DA245957	ATOKA	2013	6DH863	AB
TRAILER	1A9L85238CA245724	ATOKA	2013	TA13852	MT
TRAILER	1A9L85239DA245958	ATOKA	2013	6DH864	AB
TRAILER	1A9L8523XCA245725	ATOKA	2013	6DH865	AB
TRAILER	1A9Z848334A245367	ATOKA	2008	6DH866	AB

TRAILER	2T9NSYSP05E165036	HYDRA	2006	6DH868	AB
TRAILER	2T9NSYSP25E165037	HYDRA	2006	6DH869	AB
TRAILER	2T9NSYSP75E165034	HYDRA	2006	6DH870	AB
TRAILER	2T9NSYSP95E165035	HYDRA	2006	6DH871	AB
TRAILER	2T9NSZ3P36E165005	HYDRA	2006	6DH872	AB
TRAILER	4LF2Y4326Y3509628	FONTA	2000	TA13974	MT
TRAILER	5DDKE332461001952	KALYN	2006	TA13710	MT
TRAILER	17YGN2028BB046805	AMERITRAIL	2011	TA14003	MT
TRAILER	5DDKM3138C1005545	KALYN	2012	TA14042	MT

TRAILER	5DDKM3130B1005263	KALYN	2010	TA14904	MT
TRAILER	2M5131614Y1069208	MANAC	2002	6CB004	AB
TRAILER	2M513140X71111373	MANAC	2006	6CB005	AB
TRAILER	2S9DA53527M115755	PROTNK	2006	6CB006	AB
TRAILER	2TLHB41374B000910	TREMCAR	2004	6CB007	AB
TRAILER	1L73M4531NAB01910	SLB	2014	6CB008	AB
TRAILER	1A9L42929BA245091	ATOKA	2011	6CB009	AB
TRAILER	13N253301C1554018	FONTAINE	2011	6CB010	AB
TRAILER	1K9PA40231M146253	LBBCK	2002	6CB011	AB
TRAILER	2PLC04837DBA16609	PEERLESS	2013	6CB012	AB
TRAILER	5MC134219D5137116	MANAC	2013	6DH846	AB
TRAILER	2M513161651103824	MANAC	2006	6CB013	AB
TRAILER	2PLC04834DBL16606	PEERLESS	2013	6CB014	AB
TRAILER	1UYVS3534CG316101	UTILITY	2011	6CB015	AB
TRAILER	2C9FM17256W178251	CONVEY‐ALL	2007	6CB016	AB
TRAILER	1B9SD3029CF946008	BLACKSTONE TRAILER	2012	6CB017	AB
TRAILER	1A9L42921CA245734	ATOKA	2012	6CB018	AB
TRAILER	4R7G0262XKT181017	TOP HAT INDUSTRIES, INC	2019	TA11889	MT
TRAILER	4R7G02628KT181016	TOP HAT INDUSTRIES, INC	2019	TA11890	MT
TRAILER	4R7G02623JT178376	TOP HAT INDUSTRIES, INC	2018	TA11891	MT
TRAILER	4R7G02622JT177915	TOP HAT INDUSTRIES, INC	2018	TA11892	MT
TRAILER	49TCG283XD1007951	CONTRACT MANUF	2013	TA11893	MT
TRAILER	49TCG2838DL007947	CONTRACT MANUF	2013	TA11894	MT
TRAILER	49TCG2838D1007950	CONTRACT MANUF	2013	TA14447	MT
TRAILER	49TCG2837D1007955	CONTRACT MANUF	2013	TA11896	MT
TRAILER	49TCG2834D1007959	CONTRACT MANUF	2013	TA11897	MT

TRAILER	49TCG2830D1007960	CONTRACT MANUF	2013	TA11898	MT
TRAILER	11W6C2839EW311878	W W TRAILER	2014	TA11899	MT
TRAILER	11W6C2839EW311590	W W TRAILER	2014	TA11900	MT

TRAILER	11W6C2838FW312358	W W TRAILER	2015	TA11901	MT
TRAILER	11W6C2836EW311692	W W TRAILER	2014	6EL544	MT
TRAILER	11W6C2835GW314389	W W TRAILER	2016	TA11903	MT
TRAILER	11W6C2835EW311988	W W TRAILER	2014	TA11904	MT
TRAILER	11W6C2833EW312153	W W TRAILER	2014	TA11905	MT
TRAILER	11W6C2831FW312217	W W TRAILER	2015	TA11906	MT
TRAILER	11W6C2831EW311955	W W TRAILER	2014	TA11907	MT
TRAILER	11W6C2830FW312306	W W TRAILER	2015	6EL545	MT
TRAILER	11W6C2830EW311834	W W TRAILER	2014	TA11909	MT
TRAILER	49TCG2838C1006747	CONTRACT MANUF	2012	6CB019	AB
TRAILER	2TLHB4135CB004727	TREMCAR	2012	6DH874	AB
TRAILER	5VYGF3223EH005809	LONE STAR TRAILER MFG	2014	TA13863	MT
TRAILER	16VGX302XE2627687	BIGTEX	2014	TA13864	MT
TRAILER	49TCG2836D1007946	CONTRACT MANUF	2013	TA13711	MT
TRAILER	49TCG283XD1007948	CONTRACT MANUF	2013	TA13712	MT
TRAILER	49TCG2833D1007953	CONTRACT MANUF	2013	TA13713	MT
TRAILER	11W6C283XFW312930	W W TRAILER	2015	TA13865	MT
TRAILER	11W6C2837GW314409	W W TRAILER	2012	TA13866	MT
TRAILER	11W6C283XEW312036	W W TRAILER	2015	TA13867	MT
TRAILER	5SHFH3036KB000078	KAUFMAN TRAILERS OF NE	2019	TA13868	MT
TRAILER	5SHFH3036KB000076	KAUFMAN TRAILERS OF NE	2019	TA13869	MT
TRAILER	5FTGF3026EU025389	FELLING TRAILERS	2014	TA13870	MT
TRAILER	5F7GF302XEU025525	FELLING TRAILERS	2014	TA13871	MT
TRAILER	16VGX3021E2627688	BIGTEX	2014	TA13872	MT
TRAILER	1E9BF3223CS230423	ELITE TRAILERS, INC	2012	TA14933	MT
TRAILER	1E9BF3225CS230424	ELITE TRAILERS, INC	2012	TA14934	MT
TRAILER	1E9BF3220BS230233	ELITE TRAILERS, INC	2011	TA14935	MT
TRAILER	1BG7T0546VF100957	ELITE TRAILERS, INC	2004	TA13876	MT
TRAILER	1E9BF322XBS230644	ELITE TRAILERS, INC	2011	TA13877	MT
TRAILER	49TCG2834D1007945	CONTRACT MANUF	2013	TA13714	MT

TRAILER	16VGX3022E2627683	BIGTEX	2014	TA13878	MT
TRAILER	11W6C2833GW314455	W W TRAILER	2016	TA13879	MT

TRAILER	49TCG2621D1006505	CONTRACT MANUF	2013	TA13715	MT
TRAILER	49TCG2839C1007325	CONTRACT MANUF	2012	TA13880	MT
TRAILER	49TCG282XC1005400	CONTRACT MANUF	2012	TA14055	MT
TRAILER	49TCG2827C1005399	CONTRACT MANUF	2012	TA14056	MT
TRAILER	49TC62834D1007945	CONTRACT MANUF	2013	TA13881	MT
TRAILER	2S9PL4363B3024969	CONTRACT MANUF	2011	6DH919	AB
TRAILER	11W6C2830FW313147	W W TRAILER	2015	6DH920	AB
TRAILER	11W6C2835FW313175	W W TRAILER	2015	6DH921	AB
TRAILER	2CU138JA442015218	TRAILTECH	2004	6DH922	AB
TRAILER	2C91356E6H1086064	CANCADE	2017	TA13886	MT
TRAILER	13N24820191550223	FONTAINE	2009	TA13716	MT
TRAILER	13N24820691550220	FONTAINE	2008	TA13717	MT
TRAILER	1TTE482S1C3720261	TRANSCRAFT CORP	2011	TA13718	MT
TRAILER	1TTE482SXC3733433	TRANSCRAFT CORP	2013	TA13719	MT
TRAILER	1TTF48201T1050113	TRANSCRAFT CORP	2010	TA13720	MT
TRAILER	1UYFS24805A566341	UTILITY	2011	TA13721	MT
TRAILER	13N248305Y1593301	FONTAINE	2000	TA13722	MT
TRAILER	4P5GN222551069025	PJ TRAILER MFG	2005	TA13887	MT
TRAILER	13N24820081547618	FONTAINE	2007	TA13723	MT
TRAILER	13N24820281547619	FONTAINE	2007	TA13724	MT
TRAILER	1R9FS332991093056	FONTAINE	2009	TA13888	MT
TRACTOR	2NKHLN9XX9M257673B	KENWORTH	2009	PA25325	MT
TRAILER	13N24820XB1552672	FONTAINE	2011	TA13725	MT
TRAILER	1TTE482S6C3593023	TRANSCRAFT CORP	2011	TA13726	MT
TRAILER	5JYDF4826BP110916	PITTS ENTERPRISES INC	2011	TA13890	MT
TRAILER	1TTE482S4C3593022	TRANSCRAFT CORP	2011	TA13727	MT
TRAILER	1TTE482S3C3733433	TRANSCRAFT CORP	2013	TA13728	MT

TRAILER	16VGX2025E4046158	BIGTEX	2014	TA13891	MT
TRAILER	4LF2C4529P3503249	FONTAINE	1993	TA13892	MT
TRAILER	1A9LB4029NA245050	ATOKA	2008	TA13893	MT
TRAILER	13N24820591544019	FONTAINE	2014	TA13729	MT
TRAILER	5SLBG1225EL014873	MULTIQUIP INC	2016	TA13894	MT
TRAILER	4P2UB14279U093640	PACE AMERICAN OF UTAH INC	2009	TA13895	MT
TRAILER	1W9PS4222EL216018	WORLEY	2014	TA13896	MT
TRAILER	2M5131617T1041654	THE CANAM MANAC GROUP INC	1986	TA13730	MT

TRAILER	1WC200R2452053788	UNIVERSAL TRAILER	2005	TA13731	MT
TRAILER	1WC200M2262057363	UNIVERSAL TRAILER	2006	TA13733	MT
TRAILER	1M9SU29228K833002	MODISETTE	2008	TA13897	MT
TRAILER	1B9SD3027CF946010	BLACKSTONE TRAILER	2012	TA13898	MT
TRAILER	1A9L42921BA245263	ATOKA	2011	TA13899	MT
TRAILER	2C9FM17257W178171	CONVEY‐ALL	2007	TA13900	MT
TRAILER	1M9SU29228K833001	MODISETTE	2008	TA13901	MT
TRAILER	1B9B6L628FF946295	ATOKA	2016	TA13902	MT
TRAILER	1B9B6L626FF946294	ATOKA	2016	TA13903	MT
TRAILER	2R1B3T3C7K1008173		2018	6DH923	AB
TRAILER	46UFU2539M1242628	ROADCLIPPER	2021	TA13734	MT
TRAILER	1M9BH1628EB18658	SLB	2014	TA13982	MT
TRAILER	TR19629	SHOP	2007	TA14313	MT
TRAILER	TR196690	SHOP	2007	TA14314	MT
TRAILER	4R7G02824KT181978	TOP HAT INDUSTRIES, INC	2018	TA13963	MT
TRAILER	4R7G03022KT179390	TOP HAT INDUSTRIES, INC	2019	TA13964	MT
TRAILER	4R7G02626JT177917	TOP HAT INDUSTRIES, INC	2018	TA13965	MT
TRAILER	4R7G02627JT177912	TOP HAT INDUSTRIES, INC	2018	TA13966	MT
TRAILER	4R7G02822JT177510	TOP HAT INDUSTRIES, INC	2018	TA13967	MT
TRAILER	49TFG252291092432	CONTRACT MANUFACTURER, LLC	2014	Submitted Reg 5/6	MT
TRAILER	5V8CY48B8GM609646	VANGUARD NATIONAL TRAILER CORPORATION (VNTC)	2015	TA13972	MT

TRAILER	1M1AE07Y5YW002045	Mack Trucks, Inc	2000	TA13987	MT
TRAILER	TR197608	SLB	2008	TA13988	MT
TRAILER	TR196706	SLB	2007	TA13989	MT
TRAILER	5DDKE263XH1008311	KALYN	2017	TA14054	MT
TRAILER	2S9MN5464H3036865	ROYAL	2017	6EL543	AB
TRAILER	4R7G02624JT177916	TOP HAT INDUSTRIES, INC	2018
LIGHT DUTY	3C6UR5FJ1EG152884	RAM 2500	2014	CJK3500	AB
MEDIUM DUTY	1FDUF5HT6DEA67895	FORD F550	2013	SA04116	MT
MEDIUM DUTY	1FD0W5HTXFEB90021	FORD F550	2015	SA01191	MT
MEDIUM DUTY	1FD0W5HT5FEB90024	FORD F550	2015	SA01189	MT
MEDIUM DUTY	1FD0W5HT2FEB90028	FORD F550	2015	SA06444	MT
MEDIUM DUTY	1FD0W5HT2FEB96377	FORD F550	2015	SA01187	MT
MEDIUM DUTY	1FD0X5HT8FEC57650	FORD F550	2015	SA01461	MT
LIGHT DUTY	1FD7W2BT5FEA59908	FORD F250	2015	SA01682	MT

LIGHT DUTY	1GT421C89FF133106	GMC 3500	2015	SA02314	MT
BUS	1FVACWDT6GHHA2227	DAVEY COACH CHAMPION	2016	SA03208	MT
BUS	1FVDCWDT8FHFY1068	FREIGHTLINER M2 106	2015	SA02448	MT
BUS	1FVDCWDTXFHFY1069	FREIGHTLINER M2 106	2015	SA02450	MT
BUS	1FVDCWDT8FHFY1071	FREIGHTLINER M2 106	2015	SA02449	MT
BUS	1FVDCWDT6FHFY1070	FREIGHTLINER M2 106	2015	SA02447	MT
BUS	1FVDCWDTXFHFY1072	FREIGHTLINER M2 106	2015	SA02451	MT
BUS	1FVDCWDT1FHFY1073	FREIGHTLINER M2 106	2015	SA02474	MT
BUS	1FVACWDT2EHFY1083	FREIGHTLINER M2 106	2014	SA01238	MT
BUS	1FVACWDT8EHFY1086	FREIGHTLINER M2 106	2014	SA01241	MT
BUS	1FVACWDT6EHFY1085	FREIGHTLINER M2 106	2014	SA01240	MT
BUS	1FVACWDT4EHFY1084	FREIGHTLINER M2 106	2014	SA01239	MT
BUS	1FVACWDT8GHHA2228	DAVEY COACH CHAMPION	2017	SA03209	MT
MEDIUM DUTY	1FD0X5HT4FEA53699	FORD F550	2015	SA01195	MT
BUS	1FVACWDTXGHHA2229	DAVEY COACH CHAMPION	2016	SA03207	MT
BUS	1FVACWFC1JHJV5776	DAVEY COACH CHAMPION	2018	SA03498	MT
BUS	1FVACWFC3JHJV5777	DAVEY COACH CHAMPION	2018	SA03499	MT
BUS	1FVACWFC5JHJV5778	DAVEY COACH CHAMPION	2018	SA03500	MT
BUS	1FVACWFC7JHJV5779	DAVEY COACH CHAMPION	2018	SA03501	MT
BUS	1FVACWFC3JHJV5780	DAVEY COACH CHAMPION	2018	SA03502	MT
BUS	1FVACWFC7JHJY7812	DAVEY COACH CHAMPION	2018	SA03503	MT
BUS	1FVACWFC0JHJY7814	DAVEY COACH CHAMPION	2018	SA03505	MT
BUS	1FVACWFC6KHKH8194	DAVEY COACH CHAMPION	2018	SA04007	MT
BUS	1FVACWFCXKHKH8196	DAVEY COACH CHAMPION	2018	SA04091	MT
BUS	1FVACWFC8KHKH8195	DAVEY COACH CHAMPION	2018	SA04008	MT
BUS	3ALACWFC4LDLL8498	DAVEY COACH CHAMPION	2020	SA04950	MT
BUS	3ALACWFC6LDLL8499	DAVEY COACH CHAMPION	2020	SA04952	MT
BUS	3ALACWFC2LDLL8497	DAVEY COACH CHAMPION	2020	SA04953	MT
BUS	3ALACWFC9LDLL8500	DAVEY COACH CHAMPION	2020	SA04954	MT
BUS	3ALACWFC0LDLL8501	DAVEY COACH CHAMPION	2020	SA05067	MT
TRACTOR	5KJJAECK27PX84729	WESTERN STAR 4900	2007	PA24801	MT